Exhibit 10.28

Execution Version

CERTAIN INFORMATION IDENTIFIED WITH THE MARK “(***)”, “(***%***)” AND “(***$***)” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
AMENDED AND RESTATED
CLINICAL DEVELOPMENT AND OPTION AGREEMENT

This Amended and Restated Clinical Development and Plan A/B Option Agreement (this “Agreement”) is made and entered into effective as of this 28th day of May 2020 (the “CDOA Effective Date”), by and between Kyowa Kirin Co., Ltd. (“KKC”), having a place of business at 1-9-2, Otemachi, Chiyoda-ku, Tokyo 100-0004, Japan and formerly known as Kyowa Hakko Kirin Co., Ltd., and Aevi Genomic Medicine, LLC (“Aevi”), a Delaware limited liability company and successor to Medgenics, Inc., a Delaware corporation. Each of KKC and Aevi may be referred to herein individually as a “Party” and together as the “Parties.”
INTRODUCTION
WHEREAS, the Parties have entered into the Clinical Development and Option Agreement, effective as of June 6, 2016 (as amended by Amendment No. 1 to Clinical Development and Option Agreement dated October 10, 2017 and Amendment No. 2 to Clinical Development and Option Agreement dated December 17, 2018, the “Original CDOA”); and
WHEREAS, KKC possessed a quantity of Anti-LIGHT mAb and certain materials and possesses proprietary cell lines relating to thereto; and
WHEREAS, KKC has provided to Aevi certain quantities of Anti-LIGHT mAb (as defined in Section 1.7 of the license agreement attached hereto as Exhibit B) (the “Existing Clinical Material”) in accordance with a Material Transfer Agreement, dated April 5, 2016 (the “Material Transfer Agreement”), Confidential Information (as defined in Section 5.2.1) and certain Existing INDs (as defined in Section 1.1.3); and
WHEREAS, Aevi desires KKC to transfer to Aevi the recombinant CHOK1SV stable cell line expressing Anti-LIGHT mAb, which cell line is designated as (***) (the “Master Cell Line”); and
WHEREAS, Aevi has been using the Existing Clinical Materials, the Confidential Information, the Existing INDs and the Additional Antibody Material (as defined in Section 1.1.4) (collectively, the “Materials”) in connection with conducting the Adolescent Study (as defined in Section 2.3.1); and
WHEREAS, Aevi desires to use the Materials and the Master Cell Line in connection with conducting the COVID Study (as defined in Section 2.4.1); and
WHEREAS, Aevi desires to obtain exclusive options to obtain licenses under certain intellectual property controlled by KKC to develop, manufacture and commercialize products containing Anti-LIGHT mAb (“Licensed Products”) in certain fields; and

WHEREAS, KKC desires to allow Aevi to use the Materials solely as permitted under this Agreement and to grant such exclusive options to Aevi, all under the terms and conditions of this Agreement, which agreement amends and restates the Original CDOA.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
Article 1
TRANSFER

1.1 Information and Materials Transfer.
1.1.1 Master Cell Line. Subject to (a) KKC obtaining any necessary consents as set forth in Section 2.9 and (b) Lonza agreeing to perform the activities contemplated by Section 2.6 on behalf of Aevi or the Lonza Technology being sublicensed to another contract manufacturer such that such contract manufacturer can perform the activities contemplated by Section 2.6 on behalf of Aevi, KKC will deliver to Aevi or its designee the Master Cell Line. Delivery will be made FCA (INCOTERMS 2020) KKC’s Takasaki Plant at an address of 100-1 Hagiwara-machi, Takasaki-shi, Gunma 370-0013. The FCA shipment terms are incorporated into this Agreement.
1.1.2 Information Transfer. Pursuant to the Original CDOA, KKC provided Aevi with, and during the CDOA Term (as defined in Section 7.1) KKC will continue to provide Aevi with, the access (and subject to Section 2.8, such access will extend to such employees, advisors, consultants, contractors and other representatives of Aevi as Aevi specifies) to a virtual data room and to use all of the information contained therein, which will include but not be limited to information relating to the Materials, such as clinical study reports, investigator’s brochures, and the Existing INDs (as defined in Section 1.1.3), free of charge. Any and all such information contained in the virtual data room will be Confidential Information of KKC and will be subject to Section 5.2. Aevi acknowledges that the virtual data room and the Confidential Information contained therein includes information owned by one or more of (a) La Jolla Institute for Immunology (formerly La Jolla Institute for Allergy and Immunology) (“LJI”), (b) Lonza Sales AG, a company incorporated and registered in Switzerland (“Lonza”), (c) Sanofi, as successor in interest to Sanofi-Aventis, a corporation organized under the laws of France, (“Sanofi”), and (d) Bristol-Myers Squibb Company (“BMS”), and/or their respective successors and assigns (LJI, Lonza, Sanofi, and BMS and/or their respective successors and assigns, collectively, the “KKC Licensors”). Aevi agrees that KKC or the KKC Licensors, as applicable, will retain any and all of their respective rights in the Confidential Information.
1.1.3 Existing IND Transfer. Pursuant to the Original CDOA, KKC transferred and assigned to Aevi all of KKC’s and its Affiliates’ rights in and to IND #(***) and IND #(***) (the “Existing INDs”) and delivered to the United States Food and Drug Administration or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration (“FDA”) the letter required by 21 CFR Part 314.72 notifying FDA of the transfer of the Existing INDs to Aevi. If this Agreement expires or terminates prior to the exercise or expiration of the Plan A/B Option, Aevi will transfer and assign to KKC or KKC’s designee the Existing INDs and all amendments or supplements thereto submitted to FDA by or on behalf of Aevi within (***) after such expiration or termination of this Agreement. If the Plan A/B Option is exercised prior to the expiration or termination of this Agreement, Aevi will retain title to the Existing INDs and all amendments or supplements thereto submitted to FDA by or on behalf of Aevi pursuant to the Plan A/B License Agreement (as defined below). In this Agreement, a Party’s “Affiliate” means, with respect to any person or entity, any other person or entity which controls, is controlled by, or is under common control with such person or entity. A person or entity will be regarded as in control of another entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).
1.1.4 Transfer of Antibodies and Hybridoma Cell Lines. Pursuant to the Original CDOA, KKC delivered to Aevi or its designee the anti-LIGHT antibodies and related hybridoma cell lines as listed in Exhibit E (the “Additional Antibody Materials”).
1.2 Third Party Technology. Aevi acknowledges and agrees that the Materials, including without limitation the Confidential Information, may contain some material, patent and other technologies owned or otherwise controlled by Lonza (the “Lonza Technology”) or Sanofi (the “Sanofi Technology”). Aevi agrees that KKC or Lonza or Sanofi, as applicable, will retain any and all of their respective rights in the Lonza Technology and the Sanofi Technology.
1.3 No Modifications. Aevi will use the Materials solely for the purpose of conducting the Initial Development (as defined below) and deciding whether to exercise the Plan A/B Option, as described below. Aevi will not modify the Materials under any circumstances, and will not use or disclose any of the Materials, including without limitation any of the Lonza Technology or the Sanofi Technology, unless such use or disclosure is expressly permitted hereunder.
Article 2
INITIAL DEVELOPMENT

2.1 Overview. Aevi will be permitted to conduct (a) requalification of the Existing Clinical Material (as set forth in Section 2.2), (b) the Adolescent Study and the COVID Study (as set forth in Sections 2.3, 2.4 and 2.5), (c) non-GMP process development of the Licensed Products (as set forth in Section 2.6), and (d) development of anti-LIGHT diagnostic tools (the activities set forth in clauses (a), (b), (c), and (d) are collectively referred to as the “Initial Development”). Aevi will use commercially reasonable efforts to conduct and complete the Initial Development. The Parties acknowledge and agree that KKC has not granted Aevi any license to commercialize (including but not limited to the activities relating to importing, exporting, marketing, promoting, distribution, offering for sale and selling) diagnostic tools that utilize any of the Additional Antibody Materials under this Agreement, the Plan A/B License Agreement (as defined in Section 4.1.4(b)) or the Plan C License Agreement (as defined in Section 4.2.3), and in the case that Aevi wishes to commercialize diagnostic tools using any of the Additional Antibody Materials, Aevi must obtain the license for commercialization of such diagnostic tools from KKC. Upon Aevi’s written request, KKC will negotiate in good faith such a license with Aevi.

2.2 Requalification. Consistent with the Original CDOA, Aevi requalified the Existing Clinical Material and in connection therewith transferred the Existing Clinical Material to Authorized CRO and CMOs (as defined in Section 2.8) as necessary or desirable to requalify the Existing Clinical Material.
2.3 Adolescent Study.
2.3.1 Adolescent Study Protocol. Aevi has been using and will continue to use commercially reasonable efforts to conduct the clinical study with the protocol titled “Phase IB Escalating Dose, Open-label, Signal Finding Study to Evaluate the Safety, Tolerability, and Short Term Efficacy of the anti-LIGHT monoclonal KHK252067 in Adolescents (12-18 years of age) with Crohn’s disease resistant to anti-TNF alpha monoclonal antibodies, with and without loss of function mutations in decoy receptor 3 (DcR3) (anti-LIGHT in anti-TNFalpha resistant Crohn’s disease (TRaCk LIGHT)” (the “Adolescent Study”), the protocol for which is attached hereto in Exhibit A (the “Adolescent Study Protocol”). The Adolescent Study is intended to preliminarily assess (but without sufficient statistical power) whether a certain genetic mutation may identify a pediatric orphan population that may be treatable with a Licensed Product. As further set forth in Section 3.1, Aevi will bear all costs and expenses, including but not limited to FTE costs and out-of-pocket costs, incurred by or on behalf of Aevi or its Affiliates and their contractors relating to the conduct of the Adolescent Study and the analysis of the results of the Adolescent Study.
2.3.2 Conduct of the Adolescent Study. The Adolescent Study will be conducted under the Existing INDs in the United States or under new INDs in Israel (“Adolescent Study Territory”) which will be amended by the Parties’ mutual written agreement and in accordance with the Adolescent Study Protocol. Aevi will act as the sponsor of the Adolescent Study and conduct the Adolescent Study subject to and in accordance with the terms and conditions of this Agreement, the Adolescent Study Protocol and all Applicable Law, including but not limited to applicable Good Clinical Practices. For clarity, in the event a Regulatory Authority or Applicable Law of a country in Adolescent Study Territory but outside the Territory (as defined in the license agreement attached hereto as Exhibit B) requires or orders Aevi to continue to provide clinical drugs after the completion of the Adolescent Study in such country, Aevi shall be responsible for undertaking such requirements or orders with respect to the Licensed Product in such country at its sole cost and expense, provided that KKC will have the exclusive right to Develop, Manufacture and Commercialize the Licensed Product in such country. “Applicable Law” means the laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the regulatory authorities applicable to the Initial Development or other activities conducted by the Parties under this Agreement, that may be in effect from time to time in the applicable jurisdiction. “Good Clinical Practices” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including without limitation related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by any other applicable regulatory authority, as they may be updated from time to time. “Good Laboratory Practices” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R.

Part 58, and comparable regulatory standards promulgated by any other applicable regulatory authority, as they may be updated from time to time. “GMP” means current Good manufacturing practices for the manufacture of products as are required by applicable regulatory authorities and Applicable Law. In the United States, GMP will be defined under the rules and regulations of the FDA, as the same may be amended from time to time.
2.4 COVID Study.
2.4.1 COVID Study Protocol. Aevi will use commercially reasonable efforts to conduct a clinical proof of concept study that investigates the efficacy and safety of the anti-LIGHT mAb in the treatment of COVID-19 acute respiratory distress syndrome (the “COVID Study”), the protocol for which will be substantially similar to the protocol hereto in Exhibit F (the “COVID Study Protocol”). As further set forth in Section 3.1, Aevi will bear all costs and expenses, including but not limited to FTE costs and out-of-pocket costs, incurred by or on behalf of Aevi or its Affiliates and their contractors relating to the conduct of the COVID Study and the analysis of the results of the COVID Study.
2.4.2 Conduct of the COVID Study. The COVID Study will be conducted in the United States under an Investigational New Drug Application owned by Aevi. Aevi will act as the sponsor of the COVID Study and conduct the COVID Study subject to and in accordance with the terms and conditions of this Agreement, the COVID Study Protocol and all Applicable Law, including but not limited to applicable Good Clinical Practices.
2.5 Regulatory Matters and Material Safety Issues.
2.5.1 Regulatory Matters. Aevi will formulate the regulatory strategy for the Adolescent Study and the COVID Study (collectively, the “Studies”) and lead all communications with the Regulatory Authorities and any independent body comprising medical, scientific, and nonscientific members, whose responsibility is to ensure the protection of the rights, safety, and well-being of any human subjects involved in the Studies (each, an “IRB”) regarding the same; provided that Aevi will inform KKC of the results of all regulatory correspondence with such Regulatory Authorities within (***) after such regulatory meetings, and will provide KKC with written minutes of such regulatory meetings within (***) after they are received by Aevi. Notwithstanding any provision of this Agreement, Aevi may disclose information relating to the Materials to such Regulatory Authorities and any IRB as required or as believed necessary to obtain approval for conducting the Studies. Aevi will disclose to KKC any and all material correspondence between Aevi and such Regulatory Authorities regarding the Initial Development, including without limitation any information discussed with the FDA in the FDA Meeting (as defined in Section 2.7.2) and FDA minutes concerning the Initial Development, within (***) after receipt or transmission thereof. In addition to the above, Aevi will disclose to KKC any and all material correspondence between Aevi and Biomedical Advanced Research and Development Authority of the United States Department of Health and Human Services (“BARDA”) regarding the Initial Development, including without limitation any information discussed with BARDA and minutes thereof concerning the Initial Development, within (***) after receipt or transmission thereof.

2.5.2 Material Safety Issues. If either Party believes that either of the Studies should be terminated because it is necessary to protect the safety, health or welfare of subjects enrolled in any of the Studies due to the existence of a Material Safety Issue (as defined below), then the Parties will promptly meet and discuss in good faith the safety concerns raised by such Party and consider in good faith the input, questions and advice of the other Party. “Material Safety Issue” means a Party’s good faith belief that there is an unacceptable risk for harm in humans based upon the observation of serious adverse effects in humans after the Material has been administered to or taken by humans.
2.6 Non-GMP Process Development. Subject to (a) KKC obtaining any necessary consents as set forth in Section 2.9, (b) Lonza agreeing to perform the activities contemplated by this Section 2.6 on behalf of Aevi or the Lonza Technology being sublicensed to another contract manufacturer such that such contract manufacturer can perform the activities contemplated by this Section 2.6 on behalf of Aevi, and (c) the successful requalification of the Existing Clinical Material (as set forth in Section 2.2), Aevi will use commercially reasonable efforts to conduct or have conducted the non-GMP process development for the purpose of demonstrating that Aevi can manufacture Licensed Products that are biologically equivalent to the Existing Clinical Materials. As soon as reasonably practicable following the CDOA Effective Date, Aevi will provide to KKC a plan to effect the foregoing, which will include the identity of any person other than a Party or any of its Affiliates (each, a “Third Party”) that Aevi proposes to use in the conduct of such non-GMP process development.
2.7 Initial Development Data.
2.7.1 Records and Reporting. Aevi will maintain complete and accurate records of all work conducted with respect to the Initial Development, which, for clarity, includes records for work performed pursuant to the Material Transfer Agreement, including without limitation the “Testing Data” and “Requalification Data” (each as defined in the Material Transfer Agreement), and all other results, information, data, data analyses, reports, records, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences and developments made by or on behalf of Aevi in the course of conducting the Initial Development (collectively, “Initial Development Data”). For clarity, the SAS datasets from the Studies will be included in the Initial Development Data. The Parties will hold a telephonic or in person meeting at least once each calendar quarter for sharing updates and discussing action plans on issues related to the Initial Development, including, but not limited to, the Studies, and non-GMP process development. Aevi will disclose to KKC any clinical trial data from the Adolescent Study received from the Children’s Hospital of Philadelphia (“CHOP”) promptly after Aevi receives such data. Aevi will maintain the Initial Development Data in its database and will upon KKC’s request, use good faith efforts to provide KKC with a copy or an electronic file of the Initial Development Data for KKC’s use within (***) of receipt of such request. Additionally, upon KKC’s reasonable request, Aevi will provide to KKC a copy or an electronic file of the topline data from the completed Studies in its possession within (***) following receipt of such request. The topline data will consist of the summary tables of efficacy and safety, as defined in the Adolescent Study Protocol or COVID Study Protocol, and will be compiled and prepared following database lock and all necessary QA/QC activities.

2.7.2 Adolescent Study Report and COVID Study Report. No later than (***) after the date of database lock for the Adolescent Study in accordance to TRaCk LIGHT, Aevi will provide KKC with a preliminary study report, including without limitation tables, figures, and listings (the “Adolescent Study Report”). Upon delivery of the Adolescent Study Report, Aevi will notify KKC whether Aevi will seek a meeting (such as an end of phase (“EOP”), EOP2a, EOP2 or Type C meeting, as applicable) with the FDA regarding the Adolescent Study and continued development of Anti-LIGHT mAb (“FDA Meeting”). Similarly, no later than (***) after the date of database lock for the COVID Study, Aevi will provide KKC with a preliminary study report, including without limitation tables, figures, and listings (the “COVID Study Report”).
2.8 Subcontracting; Affiliates. Aevi may transfer the Materials to its Affiliates, contract manufacturers, contract laboratories, contract research organizations and clinical sites as necessary or desirable to conduct the Initial Development on behalf of Aevi, subject to this Section 2.8. The Parties agree that CHOP and (***) performed the requalification activities for the Adolescent study set forth in Section 2.2. Aevi will not use any trial site for the COVID Study without obtaining KKC’s prior written consent, not to be unreasonably withheld, conditioned or delayed. In addition, Aevi will not use any contract research organization or contract manufacturing organization in connection with the Initial Development without obtaining KKC’s prior written consent, not to be unreasonably withheld, conditioned or delayed (any such approved contractor, a “Authorized CRO and CMO”). Aevi will only be permitted to transfer any of the Materials to its Affiliates and each Authorized CRO and CMO. Notwithstanding any such subcontracting, Aevi will remain at all times fully responsible for its obligations under this Agreement. Any agreement with a Third Party to perform Aevi’s responsibilities under this Agreement will include confidentiality and non-use provisions which are no less stringent than those set forth in Article 5.
2.9 Required Consents.
2.9.1 Following KKC’s receipt of Aevi’ proposed plan for the applicable Initial Development, including without limitation under Sections 2.3.2 and 2.4.1, and including the identity of any and all proposed subcontractors, KKC will use commercially reasonable efforts to obtain any additional consents or permissions, in form and substance reasonably acceptable to Aevi, from any Third Party with whom KKC has a contractual relationship that are reasonably necessary for Aevi to conduct such Initial Development.
2.9.2 Lonza Technology. Notwithstanding the foregoing, Aevi acknowledges that Lonza does not permit tiered sublicensing of its technology. With respect to the Lonza Technology and activities contemplated by Section 2.6, Aevi will negotiate with Lonza in an attempt to obtain Lonza’s agreement to (a) perform the activities contemplated by Section 2.6 on behalf of Aevi under terms acceptable to Aevi, it being understood that such terms include, but are not limited to, price, facility and resource availability and commitments for commercial scale manufacturing using Aevi’s preferred technology platform (the “Aevi Lonza Supply Agreement”) or (b) license the Lonza Technology directly to Aevi, including the right to sublicense to another contract manufacturer such that such contract manufacturer can perform the activities contemplated by Section 2.6 on behalf of Aevi as well as commercial supply (the “Aevi Lonza Plan A/B License Agreement”). If such negotiations do not result in a mutually agreed upon Aevi Lonza Supply Agreement or Aevi Lonza Plan A/B License Agreement, then (***); provided that, if the terms of the proposed Aevi Lonza Plan A/B License Agreement do not require (i) upfront payments or milestone payments payable by Aevi to Lonza in excess of (***) and (ii) royalties and annual fees (for using a contract manufacturer that is not Lonza) payable by Aevi to Lonza in excess of the royalties and annual fees payable by KKC to Lonza under the Multi Product Licence Agreement between Lonza Sales AG and Kyowa Hakko Kirin Co., Ltd. (as successor to Kyowa Hakko Kogyo Co., Ltd. and Biowa, Inc.) dated July 15, 2008 (the “KKC Lonza Plan A/B License Agreement”), and the terms thereof are otherwise substantially similar in substance to the KKC Lonza Plan A/B License Agreement, Aevi will be required to enter into the Aevi Lonza Supply Agreement or Aevi Lonza Plan A/B License Agreement and KKC will not be required to sublicense the Lonza Technology to an Authorized CRO and CMO.
2.10 No Further Obligations. The Parties understand and agree that, except for the obligations, expressly set forth herein, KKC will have no other obligations or liability under this Agreement with respect to the conduct of the Initial Development. Aevi shall be responsible for all requirements and obligations under the contract between Aevi and BARDA (the “BARDA Contract”). KKC has no obligation for any research, Development, Manufacturing and/or Commercialization of Licensed Product under the BARDA Contract.
2.11 Defined Terms. Any capitalized terms that are not defined in this Agreement will have their respective meanings set forth in the license agreement attached hereto as Exhibit B.
Article 3
COSTS

3.1 Initial Development Costs. Aevi will bear all costs and expenses, including but not limited to FTE costs and out-of-pocket costs, incurred by or on behalf of Aevi or its Affiliates and their contractors relating to the conduct of the Initial Development. For the avoidance of doubt, neither KKC nor any of its Affiliates will be responsible for any cost incurred by or on behalf of Aevi in connection to its activities conducted under this Agreement or the Initial Development.
3.2 Lonza Costs. The Parties do not anticipate that any manufacture of Anti-LIGHT mAb will occur under this Agreement. However, if during the CDOA Term (as defined in Section 7.1) Aevi contracts with an Authorized CRO and CMO for the manufacture of Anti-LIGHT mAb or for the non-GMP process development work contemplated by Section 2.6, and the entry into such contract triggers any payment obligation by KKC to Lonza, then Aevi will reimburse KKC any and all such payments that KKC makes to Lonza, provided that any such reimbursement obligations of Aevi will not exceed (***). Alternatively, if Aevi enters into the Aevi Lonza Supply Agreement or Aevi Lonza Plan A/B License Agreement, Aevi may deduct (***%***) of the upfront payments and milestone payments (but not annual fees) made by Aevi to Lonza from the initial license fee and milestone payments to be paid to KKC by Aevi under the Plan A/B

License Agreement (as defined in Section 4.1.4(b)), such deduction not to exceed (a) if the Plan A Election (as defined in Section 4.1.4(b)) and only the Plan A Election is made, (***$***) or (b) if the Plan B Election (as defined in Section 4.1.4(b)) and/or the Plan C Option (as defined in Section 4.2.1) is exercised, (***$***). For clarity, if Lonza and Aevi enter into the Aevi Lonza Plan A/B License Agreement or Plan C License Agreement and Aevi has an obligation to pay an annual fee to Lonza pursuant to the Aevi Lonza Plan A/B License Agreement or Plan C License Agreement during the CDOA Term, as between the Parties, Aevi will solely bear such annual fee, and such payment will not be subject to the deduction set forth in this Section 3.2.
Article 4
OPTIONS

4.1 Plan A/B Option for Plan A License Agreement or Plan B License Agreement.
4.1.1 Option Grant. Subject to the terms and conditions of this Agreement, KKC hereby grants to Aevi an exclusive (even as to KKC and its Affiliates) option to obtain an exclusive (even as to KKC and its Affiliates) license to Develop, Manufacture and Commercialize Licensed Products in accordance with the terms and conditions specified in Exhibit B or Exhibit C attached hereto, as elected by KKC and as more fully described in Section 4.1.4 (the “Plan A/B Option”).
4.1.2 Updates to Aevi’s Representations and Warranties in Plan A/B License Agreements; Notice of Changes to Aevi In-License. On the date on which Aevi provides the Adolescent Study Report to KKC pursuant to Section 2.7.2, Aevi will provide KKC with written updates to Section 12.4 of the license agreement attached hereto as Exhibit B and Section 12.4 of the license agreement attached hereto as Exhibit C concerning any event, condition, fact or circumstance occurring after the CDOA Effective Date that would make Aevi’s representations and warranties set forth in Section 12.4 of the license agreement attached hereto as Exhibit B and Section 12.4 of the license agreement attached hereto as Exhibit C untrue or incorrect when made as of the date on which Aevi provides such update to KKC. All such written updates are collectively referred to as the “Aevi Disclosure Schedule Updates.” On the date on which Aevi provides the Adolescent Study Report to KKC pursuant to Section 2.7.2, Aevi will also provide KKC with written notice of any amendment to the Aevi In-License that would have a material impact on this Agreement, which notice will provide the substance of any such amendment.
4.1.3 Updates to KKC’s Representations and Warranties in Plan A/B License Agreements; Notice of Changes to any KKC In-License. No later than (***) after the date on which Aevi provides the Adolescent Study Report to KKC pursuant to Section 2.7.2, KKC will provide Aevi with written updates to Section 12.2 of the license agreement attached hereto as Exhibit B and Section 12.2 of the license agreement attached hereto as Exhibit C concerning any event, condition, fact or circumstance occurring after the CDOA Effective Date that would make KKC’s representations and warranties set forth in Section 12.2 of the license agreement attached hereto as Exhibit B and Section 12.2 of the license agreement attached hereto as Exhibit C untrue or incorrect when made as of the date on which KKC provides such update to Aevi. All such written updates are collectively referred to as the “KKC Disclosure Schedule Updates.” No later than (***) after the date on which Aevi provides the Adolescent Study Report to KKC pursuant to Section 2.7.2, KKC will also provide KKC with written notice of any amendment to any KKC In-License that would have a material impact on this Agreement, which notice will provide the substance of any such amendment.
4.1.4 Plan A/B Option Exercise.
(a) Aevi may exercise the Plan A/B Option by giving KKC written notice of exercise of the Plan A/B Option (the “Plan A/B Option Exercise Notice”) at any time beginning (***) and ending (***):
(1) (***), or
(2) (***) (such period, the “Plan A/B Option Period”).
(b) If Aevi provides KKC with the Plan A/B Option Exercise Notice during the Plan A/B Option Period, then on or before (***), KKC will notify Aevi in writing as to whether it elects for the license agreement attached hereto as Exhibit B to become effective (the “Plan A Election”) or for the license agreement attached hereto as Exhibit C to become effective (the “Plan B Election”), with the election between the two being in KKC’s sole discretion. If KKC fails to notify Aevi as to whether it has elected the Plan A Election or the Plan B Election on or before (***), KKC will be deemed to have elected the Plan B Election as of the expiration of (***). As of the date KKC provides notice to Aevi as to whether KKC has elected the Plan A Election or the Plan B Election or KKC being deemed to have elected the Plan B Election (the “Plan A/B License Agreement Effective Date”), the applicable license agreement (i.e., the license agreement attached hereto as Exhibit B if KKC elects the Plan A Election or the license agreement attached hereto as Exhibit C if KKC elects or is deemed to have elected the Plan B Election) will become fully effective (such fully effective license agreement, the “Plan A/B License Agreement”) and the other license agreement will not become effective and will be null and void. For the avoidance of doubt, the Plan A Election and the Plan B Election will result in different rights and obligations accruing to the Parties.
4.1.5 License Terms. The Parties acknowledge and agree that the terms and conditions specified in the license agreements attached hereto as Exhibit B and Exhibit C, respectively, reflect the agreed upon terms of the Parties with respect to any potential license to Aevi under the Plan A Election or the Plan B Election, respectively. Exhibit B and Exhibit C will not, unless otherwise expressly agreed in writing by both Parties, be subject to further negotiation except that (a) Schedule 12.4 to the license agreement attached hereto as Exhibit B and Schedule 12.4 to the license agreement attached hereto as Exhibit C will be deemed updated by the Aevi Disclosure Schedule Updates and (b) Schedule 12.2 to the license agreement attached hereto as Exhibit B and Schedule 12.2 to the license agreement attached hereto as Exhibit C will be deemed updated by the KKC Disclosure Schedule Updates.
4.2 New Option for Plan C License Agreement.

4.2.1 Option Grant. Subject to the terms and conditions of this Agreement, KKC hereby grants to Aevi an exclusive (even as to KKC and its Affiliates) option to obtain an exclusive (even as to KKC and its Affiliates) license to develop, manufacture and commercialize Licensed Products in accordance with the terms and conditions specified in Exhibit G attached hereto (the “Plan C Option”).
4.2.2 Option Exercise. Aevi may exercise the Plan C Option by giving KKC written notice (the “Plan C Option Exercise Notice”) at any time beginning (***) and ending (***) (“Plan C Option Exercise Period”). With the Plan C Option Exercise Notice, Aevi will share with KKC the latest draft synopsis for the subsequent pivotal study which is available to Aevi at that time.
4.2.3 License Terms. Upon and as of the date of Aevi giving KKC the Plan C Option Exercise Notice (such date, the “Plan C License Agreement Effective Date”), the License Agreement attached to Exhibit G (the “ Plan C License Agreement”) is automatically and fully effective as of the date of the Plan C Option Exercise Notice. The Parties acknowledge and agree that Plan C License Agreement reflects the agreed upon terms of the Parties with respect to any potential license to Aevi under the Plan C Option. The Plan C License Agreement is not subject to further negotiation and is automatically effective upon Aevi giving KKC the Plan C Option Exercise Notice.
4.3 Coordination of Options. The Parties acknowledge that: (a) the Plan A/B Option and Plan C Option are separate and independent options; and (b) the exercise of either of such options does not (i) result in exercise or termination of the other option or (ii) relieve either Party of their obligations or waive any of their rights under this Agreement in respect of the other study (i.e. the Adolescent Study or COVID Study) the option for which remains exercisable.
4.4 Exclusivity.
4.4.1 During the CDOA Term, neither KKC nor any of its agents will (a) continue or enter into discussions, negotiations or agreements with any entity or individual other than Aevi or its Affiliates for the purpose of discussing or evaluating a possible license, collaboration, joint venture, partnership, asset sale or other business relationship that would conflict with the Plan A/B Option or the Plan C Option or the rights to be granted under the Plan A/B License Agreement (if Aevi exercises the Plan A/B Option) or the Plan C License Agreement (if Aevi exercises the Plan C Option) or (b) furnish any information with respect to, assist or participate in, or in any other manner facilitate any effort or attempt by any Third Party to do or seek to do any of the foregoing. During the CDOA Term, KKC will not modify or amend any KKC In-License in any way that would materially adversely affect Aevi’s rights or economic interest under this Agreement or the license agreements attached to Exhibits B, C and G hereto without Aevi’s prior written consent.
4.4.2 During the CDOA Term, Aevi will not modify or amend any Aevi In-License in any way that would materially adversely affect KKC’s rights or economic interest under this Agreement or the license agreements attached to Exhibits B and C hereto without KKC’s prior written consent.

Article 5
DATA; CONFIDENTIAL INFORMATION

5.1 Initial Development Data.
5.1.1 The Parties will jointly own any and all Initial Development Data. KKC or Aevi, or their respective Affiliates, will use the Initial Development Data only to conduct Initial Development as contemplated hereunder or to analyze the results of the Initial Development. During the CDOA Term (as defined in Section 7.1) and except if permitted by a Plan A/B License Agreement or Plan C License Agreement then in effect, neither Party will, without the other Party’s prior written consent, use or cause any Third Party to access or use the Initial Development Data for any other purpose.
5.1.2 The Parties will jointly own any intellectual property arising from the Initial Development or the Initial Development Data (“Initial Development IP”), except for patents and patent applications, where ownership will follow inventorship. For clarity, Aevi will own patents and patent applications solely invented by Aevi inventors, KKC will own patents and patent applications solely invented by KKC inventors, and Aevi and KKC will jointly own patents and patent applications invented by one or more Aevi inventor and one or more KKC inventor. Inventorship will be resolved in accordance with US patent laws. During the CDOA Term, each Party may practice the Initial Development IP with a right to sublicense only with the other Party’s consent, for any purpose subject to such Party’s obligations under this Agreement; provided that Aevi may sublicense the Initial Development IP as necessary or desirable to conduct the Initial Development including to its Affiliates, clinical sites and each Authorized CRO and CMO. During the CDOA Term, unless expressly provided herein, the intellectual property provisions in the license agreement attached to Exhibit B will apply to any Initial Development IP. Upon exercise of the Plan A/B Option or Plan C Option, the intellectual property provisions in the Plan A/B License Agreement or the Plan C License Agreement will apply to the Initial Development IP applicable to such license agreement and this Agreement will apply to the Initial Development IP that relates to the option that remains exercisable under this Agreement. If this Agreement expires or terminates prior to the exercise of the Plan A/B Option or Plan C Option, then all rights in the Initial Development Data and any Initial Development IP (including any patents or patent applications contained therein) will revert to KKC, and Aevi, at Aevi’s cost and expense, will and hereby does assign to KKC, effective as of the effective date of such expiration or termination, Aevi’s entire right title and interest in and to the Initial Development Data and any Initial Development IP (including without limitation any patents or patent applications contained therein).
5.1.3 During the CDOA Term, unless explicitly authorized in this Agreement or a Plan A/B License Agreement or Plan C License Agreement then in effect, Aevi and KKC will not, without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed, file any patent application, issue any scientific publications, or conduct further clinical studies with respect to the Initial Development Data, except that the foregoing will not be construed to prohibit the clinical investigators of the Studies (including, without limitation, CHOP) from making scholarly publications of the clinical data included in the Initial Development Data (“Publications”); provided that Aevi will ensure that (a) any such clinical investigator must agree to submit to KKC for its review and comment, a copy of any proposed Publication, abstract or other disclosure resulting from such activities, simultaneous with submission of the same to Aevi and at least (***) prior to any such presentation or publication, (b) such publication will not contain any references to, or otherwise disclose any of, the Confidential Information (other than such clinical data included in the Initial Development Data) without KKC’s prior written consent, and (c) that at KKC’s request, such clinical investigator will, for a reasonable period of up to (***) from initial delivery to KKC, delay revealing any subject matter included in the Initial Development Data in any publication or disclosure in order to permit the filing of patent applications.
5.2 Confidential Information.
5.2.1 Definition of Confidential Information. “Confidential Information” means, any information that is disclosed by or on behalf of a Party (together with its Affiliates, the “Disclosing Party”) to the other Party (together with its Affiliates, the “Receiving Party”) that is (a) identified as confidential or some other similar designation either in writing or orally, provided that any orally disclosed information is described in reasonable detail in a written notice sent by the Disclosing Party to the Receiving Party within thirty (30) days of the oral disclosure requesting that such information be treated as ‘Confidential Information’ hereunder, (b) manifestly confidential, whether or not marked as such, and (c) proprietary data or information of such Disclosing Party or its sublicensees, including without limitation, (i) the existence and content of this Agreement (including the Exhibits attached hereto), (ii) the Initial Development Data, (iii) the information transferred under Section 1.1, (iv) any ‘KKC Confidential Information’ as defined by the “CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT” made and entered into on May 22, 2015 among the Parties, (***) and CHOP, as amended through the date hereof, and (v) the confidential information disclosed under the Original CDOA, and, for clarity, KKC will be deemed to be the Disclosing Party for purposes of this Agreement with respect to such ‘KKC Confidential Information’. Notwithstanding anything to the contrary in this Article 5, the Initial Development Data will be deemed to be Confidential Information of both Parties during the CDOA Term, and if this Agreement expires or terminates prior to exercise of the Plan A/B Option or the Plan C Option, then the Initial Development Data will be deemed to be Confidential Information of KKC.
5.2.2 Use and Disclosure. Except as permitted by a Plan A/B License Agreement or Plan C License Agreement then in effect, all Confidential Information of the Disclosing Party will be used by the Receiving Party solely in connection with the activities contemplated by this Agreement, will be maintained in confidence by the Receiving Party and will not otherwise be disclosed by the Receiving Party to any Third Party, without the prior written consent of the Disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):
(a) was known or used by the Receiving Party without restriction as to its use or disclosure prior to its date of disclosure to the Receiving Party; or

(b) either before or after the date of the disclosure to the Receiving Party is lawfully disclosed to the Receiving Party without restriction as to its use or disclosure by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or
(c) either before or after the date of the disclosure to the Receiving Party becomes published or generally known to the public (including without limitation information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the Receiving Party; or
(d) is independently developed by or for the Receiving Party without reference to or reliance upon the Confidential Information.
5.2.3 Permitted Disclosures. Notwithstanding anything to the contrary in this Agreement, the provisions of this Article 5 will not preclude the Receiving Party from disclosing Confidential Information pursuant to Section 5.1.3 or to the extent such Confidential Information is required to be disclosed by the Receiving Party (i) in any filings made to the FDA or other similar regulatory authority in the United States or any other country, provided that such filings are directly related to the Initial Development, (ii) to defend or prosecute litigation or comply with governmental regulations, (iii) in connection with a valid order from a court or other governmental authority or (iv) in compliance with Section 5.3, provided that in each such case, the Party disclosing such information will disclose no more Confidential Information than is necessary and will provide the other Party with as much prior notice of the pendency of any such disclosure as is reasonably possible to allow such other Party sufficient opportunity to object to such disclosure or to exercise its rights to seek a protective order or request for confidential treatment for any such Confidential Information. KKC and Aevi each agree that they may provide Confidential Information received from the other Party only to their respective directors, officers, employees, or permitted subcontractors under and in accordance with Section 2.8, collaborators and advisors, and to those of such Party’s Affiliates, who have a need to know for the purposes of the Initial Development and who are bound by confidentiality obligations at least as strict as this Article 5. In addition, each Party may disclose the terms of this Agreement (to the extent such terms are confidential) to its actual or prospective lenders, investors, acquirers, licensees/sublicensees or strategic partners or to a Party’s accountants, attorneys and other professional advisors; provided that such disclosures will be subject to continued confidentiality obligations at least as strict as those contained in this Article 5.
5.2.4 Duration. If this Agreement expires pursuant to Section 7.1(i)(a), 7.1(ii)(a) or is terminated pursuant to Section 7.2, 7.3, 7.4 or 7.5, all obligations of confidentiality imposed under this Article 5 will expire five (5) years following such expiration or termination, except with respect to a trade secret, for which such obligations of confidentiality shall expire when such trade secret is no longer a trade secret. If this Agreement expires pursuant to Section 7.1(i)(b) or 7.1(ii)(b), then the Plan A/B License Agreement and Plan C License Agreement, each to the extent in effect, supersedes this Article 5 and will govern matters concerning Confidential Information, and any and all Confidential Information will be deemed to be “Confidential Information” as such term is defined in the Plan A/B License Agreement and Plan C License Agreement, each to the extent in effect.

5.3 Publicity. Except for public disclosures (a) permitted under Section 5.1.3 or 5.2.3 or (b) required by Applicable Law or by the rules and regulations of any securities exchange on which any of a Party’s securities is listed, neither Party will disclose any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to the execution of this Agreement, the subject matter of this Agreement, any of the terms of this Agreement, or any amendment hereto without the prior written consent of the other Party. If a public disclosure, other than public disclosures concerning either or both of the Studies and the development of the anti-LIGHT mAb, is required by any Applicable Law, including, without limitation, in a filing with the Securities and Exchange Commission or submission to an exchange on which any securities of a Party is listed, the disclosing Party shall provide copies of the disclosure (omitting portions of any filing, submission or disclosure not relevant to this provision) reasonably in advance of such filing or other disclosure, for the non-disclosing Party’s prior review and comment and to allow the other Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. The disclosing Party will negotiate in good faith with the applicable Regulatory Authority concerning the confidential treatment request. If the disclosure is substantially similar to prior disclosures made by the Party and for which the obligations of this provision have been satisfied, the disclosing Party need not share such disclosure ahead of it being made.
5.4 Use of Names and Trademarks. Neither Party may use the name, trademark, trade name or logo of the other Party in any publicity, news release or public disclosure relating to this Agreement or its subject matter without the prior express written permission of the other Party, except as otherwise permitted under Sections 5.1.3 or 5.2.3.
Article 6
LICENSE

6.1 License Grant. Subject to the terms and conditions of this Agreement, KKC hereby grants Aevi an exclusive (even as to KKC and its Affiliates), sublicensable (to its Affiliates and, subject to Section 6.4, Third Parties approved by KKC), milestone-free and royalty-free right and license, under the KKC Technology, solely for the purpose of conducting the Initial Development during the CDOA Term.
6.2 Sanofi Technology. Subject to the terms and conditions of this Agreement, KKC hereby grants Aevi a non-exclusive, sublicensable (to its Affiliates and, subject to Section 6.4, Third Parties approved by KKC), milestone-free and royalty-free right and license to use the Sanofi Technology solely for the purpose of conducting the Initial Development in the European Union, Switzerland, the United States, Canada, Australia or South Korea during the CDOA Term. Aevi will use the Sanofi Technology only as described in the letters from Sanofi to KKC (***).
6.3 Lonza Technology. Subject to the terms and conditions of this Agreement and subject to obtaining Lonza’s written consent, KKC will grant to Aevi a non-exclusive, sublicensable (to its Affiliates and, subject to Section 6.4, Third Parties approved by KKC), milestone-free and royalty-free right and license to use the Lonza Technology solely for the purpose of conducting the Initial Development in the United States during the CDOA Term. The Parties understand and agree that terms and conditions of such sublicense of the Lonza Technology to Aevi will be discussed and determined by the Parties separately from this Agreement.
6.4 No Sublicensing. Aevi will not sublicense any of the rights granted to it under Section 6.1, 6.2 or 6.3 to any Third Party except to the extent required in connection with subcontracting the Initial Development to its Affiliates, CHOP, or to another clinical site or to an Authorized CRO and CMO as set forth in Section 2.8 , and only upon KKC’s prior written consent, which consent will not be unreasonably withheld, delayed or conditioned; provided, however, that KKC’s denial of a consent will not be considered to be unreasonable if after compliance with Section 2.9, KKC is not able to obtain the applicable consent.
6.5 No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest or other right in any intellectual property rights of the other Party, including without limitation items controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to this Agreement.
Article 7
TERM AND TERMINATION

7.1 Term. This Agreement will become effective on the CDOA Effective Date and, unless earlier terminated pursuant to Section 7.2, 7.3, 7.4 or 7.5, will expire on the later of (i) the earlier of (a) the expiration of the Plan A/B Option Period if Aevi does not exercise the Plan A/B Option or (b) the Plan A/B License Agreement Effective Date if Aevi does exercise the Plan A/B Option, and (ii) the earlier of (a) the expiration of the Plan C Option Exercise Period if Aevi does not exercise the Plan C Option or (b) the Plan C License Agreement Effective Date if Aevi does exercise the Plan C Option (the “CDOA Term”). For avoidance of doubt, this Agreement will not expire when only the Plan A/B Option or Plan C Option is exercised by Aevi.
7.2 Termination for Breach. If a Party (the “Breaching Party”) is in breach of this Agreement, the other Party (the “Non-Breaching Party”) will have the right to give the Breaching Party notice specifying the nature of such breach. The Breaching Party will have a period of thirty (30) calendar days after receipt of such notice to cure such breach (the “Cure Period”) in a manner reasonably acceptable to the Non-Breaching Party. The Non-Breaching Party will have the right to terminate this Agreement, effective immediately upon delivery of written notice to the Breaching Party, in the event that the Breaching Party has not cured such breach within the Cure Period, provided that, if such breach is capable of cure but cannot be cured within the Cure Period, and the Breaching Party commences actions to cure such breach within the Cure Period and thereafter diligently continues such actions, the Non-Breaching Party may only terminate this Agreement if the Breaching Party stops using diligent efforts to cure such breach. For the avoidance of doubt, this Section 7.2 is not intended to restrict in any way either Party’s right to notify the other Party of any other breach or to demand the cure of any other breach.
7.3 Termination for Insolvency. To the extent permitted under Applicable Law, either Party will have the right to terminate this Agreement in its entirety, at its sole discretion, upon delivery of written notice to the other Party upon the filing by such other Party in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction of a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of such Party or its assets, upon the proposal by such Party of a written agreement of composition or extension of its debts, or if such Party is served by a Third Party (and not by the other Party) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by such other Party of an assignment for the benefit of its creditors.
7.4 Termination for Safety Reasons. If KKC and Aevi do not agree on whether the either or both of the Studies must be terminated because of a Material Safety Issue pursuant to Section 2.5.2, Aevi will have the right to terminate this Agreement as to the applicable study. In the event KKC wishes to terminate this Agreement because of a Material Safety Issue related to either or both of the Studies but Aevi does not agree, Aevi will have the right to continue the Studies, provided that it will assume all liability for any such decision and indemnify KKC for any liability resulting in such continuation, as set forth in Section 9.4.
7.5 Termination by KKC. If the Adolescent Study Report and COVID Study Report are not provided to KKC within (***) for reasons other than reasons that are outside of Aevi’s control, then KKC will have the right to terminate this Agreement effective immediately upon written notice to Aevi. KKC may also terminate this Agreement effective immediately upon written notice to Aevi as set forth in Section 8.6.2.
7.6 Effects of Expiration or Termination.
7.6.1 Upon expiration (other than pursuant to clauses (i)(b) or (ii)(b) of Section 7.1) or termination of this Agreement or if requested by KKC, Aevi will return or destroy unused supplies of the Materials, including without limitation any Confidential Information of KKC, upon the direction of KKC and at Aevi’s expense. In the event Aevi destroys the unused Materials, Aevi will provide KKC with a certificate regarding compliance with this provision.
7.6.2 Upon expiration of this Agreement pursuant to Section 7.1(i)(a) or 7.1(ii)(a) or termination of this Agreement pursuant to Section 7.2, 7.3, 7.4 or 7.5, the license agreements attached hereto as Exhibits B, C and G, if not already effective at such time, will not become effective and will be null and void. Upon expiration of this Agreement pursuant to Section 7.1(i)(b) or 7.1(ii)(b), the license agreements attached hereto as Exhibits B, C and G that became effective shall remain fully effective notwithstanding that it is not separately executed by the Parties and notwithstanding expiration of this Agreement.
7.6.3 In any termination or expiration of this Agreement, KKC has no obligation for further Development, Manufacture and/or Commercialization of the Licensed Product. Aevi shall be responsible for all negotiations with BARDA for the abandonment, and KKC will not take over from Aevi any Development, Manufacture and/or Commercialization for Licensed Product requested by BARDA.

7.7 Survival. Claims accrued prior to expiration or termination of this Agreement for any reason will survive expiration or termination of this Agreement. Sections 1.1.2 (last two sentences only), 1.1.3 (second sentence only upon (a) expiration of this Agreement pursuant to Section 7.1(i)(a) or (ii)(a) or termination of this Agreement pursuant to Section 7.2, 7.3, 7.4 or 7.5, in each case only if none of the license agreements attached hereto as Exhibits B, C or G shall have become effective), 1.2, 2.10, 3.1, 3.2, 5.1.2, 5.1.3 (with respect to publication review rights), 5.2, 5.3, 5.4, 6.5, 7.6 and this 7.7 and Article 9 and Article 10 will survive any expiration or termination of this Agreement for any reason in accordance with their respective terms; provided that if the Plan A/B License Agreement becomes fully effective in accordance with Section 4.1.4(b) and/or if the Plan C License Agreement becomes fully effective in accordance with Section 4.2, to the extent there is any inconsistency between such surviving terms and the terms of the Plan A/B License Agreement and/or the terms of the Plan C License Agreement, the terms of the Plan A/B License Agreement and/or the terms of the Plan C License Agreement will control.
Article 8
REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1 Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party that as of the CDOA Effective Date of this Agreement:
(a) Corporate Existence and Authority. It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.
(b) Authorized Execution; Binding Obligation.
(1) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on its part.
(2) This Agreement has been duly executed and delivered by it and constitutes a legal, valid, and binding obligation enforceable against it in accordance with this Agreement’s terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equity principles, including judicial principles affecting the availability of injunction and specific performance.
(c) No Conflicts. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound.
(d) All Consents and Approvals Obtained. Except with respect to any consent required from Lonza or Sanofi, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all governmental authorities and other persons or entities required to be obtained or provided by such Party in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those government approvals, if any, not required at the time of execution of this Agreement.
(e) Compliance with Law. It will at all times comply with Applicable Laws in all material respects. Neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered services relating to the Licensed Products: (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred by the FDA (or subject to a similar sanction of a Regulatory Authority) or (ii) has ever been under indictment for a crime for which a person or entity could be so debarred.
8.2 Mutual Covenants. Each Party hereby covenants to the other Party that during the CDOA Term:
(a) all employees and officers of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their Inventions, whether or not patentable, if any, to such Party as the sole owner thereof, and under the obligation to maintain as confidential the Confidential Information of such Party;
(b) such Party will perform its activities pursuant to this Agreement in compliance with good clinical practices and good manufacturing practices, in each case as applicable under the Applicable Laws and regulations of the country and the state and local government wherein such activities are conducted, and also with the standards in the pharmaceutical industry for the development and commercialization of pharmaceutical products;
(c) neither Party will employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by a Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant;
(d) neither Party will, during the CDOA Term, practice or exploit the intellectual property licensed to such Party under this Agreement except to the extent expressly permitted under the terms and conditions of this Agreement; and
(e) neither Party will, during the CDOA Term, grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder.
8.3 KKC Representations and Warranties. KKC represents and warrants to Aevi that as of the CDOA Effective Date:
(a) KKC Controls the KKC Patent Rights existing as of the CDOA Effective Date and is entitled to grant the rights and licenses specified herein. The KKC Technology existing as of the CDOA Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by KKC as of the CDOA Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. KKC has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the KKC Technology in a manner that conflicts with any rights granted to Aevi hereunder.
(b) To the knowledge of KKC, there is no actual or threatened infringement of the KKC Patent Rights in the Field by any Third Party that would adversely affect Aevi’s rights under this Agreement.
(c) To the knowledge of KKC, the KKC Patent Rights existing as of the CDOA Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by KKC or any of its Affiliates relating to the KKC Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and KKC is not aware of any reasonable basis for a claim alleging that (i) the KKC Patent Rights are invalid or unenforceable, (ii) the KKC Patent Rights or the licensing or exploiting of the KKC Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party or (iii) any Third Party other than a KKC Licensor has any right, title, or interest in, to, and under any KKC Patent Rights.
(d) To the knowledge of KKC, KKC is not in default, and to KKC’s knowledge, none of the KKC Licensors is in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, any KKC In-License, and KKC has not waived or allowed to lapse any of its rights under any KKC In-License, and no such rights have lapsed or otherwise expired or been terminated.
(e) There are no claims, judgments or settlements against or owed by KKC or its Affiliates or pending or threatened claims or litigation relating to the KKC Technology.
8.4 KKC Covenants. KKC covenants that during the CDOA Term:
(a) KKC will use Commercially Reasonable Efforts to fulfill its obligations under the KKC In-Licenses to the extent such obligations have not been delegated to Aevi and to the extent that failure to do so would materially adversely affect Aevi or its rights hereunder.
(b) KKC will not assign, transfer, convey or otherwise encumber its right, title and interest in the KKC Technology in a manner that conflicts with any rights granted to Aevi hereunder.
(c) KKC will not enter into any subsequent agreement with any KKC Licensor that modifies or amends any KKC In-License in any way that would materially adversely affect Aevi’s rights or economic interest under this Agreement without Aevi’s prior written consent.

(d) KKC will not terminate any KKC In-License in whole or in part, directly or indirectly, without Aevi’s prior written consent if such termination would materially affect Aevi’s license granted hereunder; for clarity KKC may (i) terminate any KKC In-License by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and KKC will promptly notify Aevi after the occurrence of each such event.
(e) KKC will furnish Aevi with copies of all notices received by KKC relating to any alleged breach or default by KKC under any KKC In-License within (***) after KKC’s receipt thereof and, if KKC cannot or chooses not to cure or otherwise resolve any such alleged breach or default, KKC will so notify Aevi within (***) thereafter.
8.5 Aevi Representations and Warranties. Aevi represents and covenants to KKC that as of the CDOA Effective Date:
(a) It is not constrained by any existing agreements in providing complete disclosure to KKC concerning the Initial Development.
(b) Its facilities and those of its contractors, including without limitation any contract manufacturers, contract laboratories, contract research organizations and clinical sites, are adequate to perform the Initial Development.
(c) It will use commercially reasonable efforts to ensure that any contractors, including without limitation any contract manufacturers, contract laboratories, contract research organizations, clinical sites, and clinical investigators, conducting the Studies will be, at all times during the CDOA Term, (i) in good professional standing; (ii) in possession of all requisite professional licenses; (iii) fully qualified to conduct the Studies; and (iv) fully experienced and knowledgeable with respect to all matters pertaining to the Studies.
(d) Aevi Controls the Aevi Patent Rights existing as of the CDOA Effective Date and is entitled to grant the rights and licenses specified herein. The Aevi Technology existing as of the CDOA Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by Aevi as of the CDOA Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. Aevi has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Aevi Technology in a manner that conflicts with any rights granted to KKC hereunder.
(e) To the knowledge of Aevi, there is no actual or threatened infringement of the Aevi Patent Rights in the Field by any Third Party that would adversely affect KKC’s rights under this Agreement.
(f) To the knowledge of Aevi, the Aevi Patent Rights existing as of the CDOA Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by Aevi or any of its Affiliates relating to the Aevi Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and Aevi is not aware of any reasonable basis for a claim alleging that (i) the Aevi Patent Rights are invalid or unenforceable or (ii) the Aevi Patent Rights or the licensing or exploiting of the Aevi Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party, or (iii) any Third Party other than the Aevi Licensor has any right, title, or interest in, to, and under any Aevi Patent Rights.
(g) To the knowledge of Aevi, the Development activities set forth in the initial Development Plan do not infringe any third party intellectual property rights.
(h) To the knowledge of Aevi, Aevi is not in default, and to Aevi’s knowledge, the Aevi Licensor is not in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, the Aevi In-License, and Aevi has not waived or allowed to lapse any of its rights under any Aevi In-License, and no such rights have lapsed or otherwise expired or been terminated.
(i) There are no claims, judgments or settlements against or owed by Aevi or its Affiliates or pending or threatened claims or litigation relating to the Aevi Technology.
8.6 Aevi Covenants
.
8.6.1 General. Aevi covenants that during the CDOA Term:
(a) Aevi will not engage in any activities that use the KKC Technology in a manner that is outside the scope of the rights granted to it hereunder.
(b) All of Aevi’s activities related to its use of the KKC Technology pursuant to this Agreement will comply with all Applicable Laws.
(c) Aevi will use Commercially Reasonable Efforts to fulfill its obligations under the Aevi In-License to the extent such obligations have not been delegated to KKC and to the extent that failure to do so would materially adversely affect KKC or its rights hereunder.
(d) Aevi will not assign, transfer, convey or otherwise encumber its right, title and interest in the Aevi Technology in a manner that conflicts with any rights granted to KKC hereunder.
(e) Aevi will not enter into any subsequent agreement with CHOP that modifies or amends the Aevi In-License in any way that would materially adversely affect KKC’s rights or economic interest under this Agreement without KKC’s prior written consent.
(f) Aevi will not terminate the Aevi In-License in whole or in part, directly or indirectly, without KKC’s prior written consent if such termination would materially affect KKC’s license granted hereunder; for clarity Aevi may (i) terminate the Aevi In-License by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and Aevi will promptly notify KKC after the occurrence of each such event.
(g) Aevi will furnish KKC with copies of all notices received by Aevi relating to any alleged breach or default by Aevi under the Aevi In-License within (***) after Aevi’s receipt thereof and, if Aevi cannot or chooses not to cure or otherwise resolve any such alleged breach or default, Aevi will so notify KKC within (***) thereafter.
8.6.2 Debarment. Neither Aevi nor its Affiliates will employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a regulatory authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a regulatory authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by a Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant. If, during the CDOA Term, Aevi or any person employed or retained by it to perform the Initial Development: (i) comes under investigation by the FDA for a debarment action or disqualification; (ii) is debarred or disqualified; or (iii) engages in any conduct or activity that could lead to any of the above-mentioned disqualification or debarment actions, Aevi will immediately notify KKC of same and address the issue as mutually agreed upon by the Parties, provided that, if, following good faith discussions, the Parties are unable to mutually agree on a resolution to address an issue described in subsections (i)-(iii) above so that the Licensed Products are not adversely affected by such issue, then KKC may immediately terminate this Agreement on written notice to Aevi.
Article 9
LIMITATION ON LIABILITY; INDEMNIFICATION

9.1 NO WARRANTY. The Parties acknowledge and agree that nothing in this Agreement (including, without limitation, any exhibits or attachments hereto) will be construed as representing an estimate or projection of either (a) the extent to which Licensed Products will be successfully Developed or Commercialized or (b) the anticipated sales or the actual value of any Licensed Product. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT(S). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED

PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL. AEVI ACKNOWLEDGES THAT THE MATERIALS ARE IN THE EXPERIMENTAL STAGE AND MAY HAVE HAZARDOUS PROPERTIES AND ARE PROVIDED BY KKC “AS IS”. KKC MAKES NO REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND FOR THE MATERIALS, EITHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE AND KKC SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.
9.2 LIMITATION ON LIABILITY. EXCEPT FOR BREACHES OF A PARTY’S CONFIDENTIALITY OBLIGATIONS HEREUNDER, OR WITH RESPECT TO ANY CLAIMS SUBJECT TO INDEMNIFICATION HEREUNDER NEITHER PARTY WILL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS).
9.3 Aevi Indemnity. Aevi will indemnify, defend and hold harmless KKC and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives (the “KKC Indemnitees”), from and against any and all damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments of any kind (collectively “Losses”), arising out of any Third Party claim, suit or proceeding, whether for money or equitable relief, (each a “Third Party Claim”) to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness or wrongful intentional acts or omissions of Aevi or its Affiliates or their respective directors, officers, employees, contractors, and agents, in connection with Aevi’s performance of its obligations or exercise of its rights under this Agreement during the CDOA Term; (b) any breach by Aevi of this Agreement, including without limitation any representation, warranty, or covenant set forth in this Agreement, during the CDOA Term; or (c) the use, transfer, importation or exportation, manufacture, labeling, handling or storage, or use or disposal of, or exposure to the Materials, or the conduct of the Initial Development, including without limitation for each of clauses (a), (b) and (c) above, claims and threatened claims based on (i) product liability, bodily injury, risk of bodily injury, death or property damage and (ii) the failure to comply with Applicable Law except in any such case for Losses and Third Party Claims to the extent reasonably attributable to any KKC Indemnitee having committed an act or acts of negligence, recklessness or willful misconduct. In addition, Aevi will indemnify, hold harmless, and defend the KKC Indemnitees against any and all Losses to the extent arising out of Third Party Claims related to, directly or indirectly, any activities performed by or on behalf of Aevi or an Authorized CRO and CMO, if, pursuant to Section 2.9, KKC sublicenses its rights under such KKC Technology to Aevi or an Authorized CRO and CMO.

9.4 Indemnity for Material Safety Issue. Without limiting any remedy otherwise available, or the indemnity obligations contained in Section 9.3 (but only to the extent not otherwise covered by Section 9.3), if, pursuant to Section 7.4, KKC believes that there is a Material Safety Issue and wishes to terminate this Agreement as a result, but Aevi does not agree and elects instead to continue the Studies, then Aevi will defend, indemnify and hold harmless the KKC Indemnitees against any and all any Losses arising from any claim, suit or proceeding brought either directly by KKC or its Affiliates or by any Third Party, in each case, to the extent that such claim, suit or proceeding or related Losses arise out of or relate to, directly or indirectly, any activities performed by or on behalf of Aevi in connection with the Studies following Aevi’s decision to continue the Studies after KKC notifies Aevi pursuant to Section 2.5.2 that KKC believes the Studies should be terminated.
9.5 KKC Indemnity. KKC will indemnify, defend and hold harmless Aevi and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives (the “Aevi Indemnitees”), from and against any and all Losses arising out of any Third Party Claim to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness or wrongful intentional acts or omissions of KKC or its Affiliates or their respective directors, officers, employees, contractors and agents, in connection with KKC’s performance of its obligations or exercise of its rights under this Agreement during the CDOA Term; or (b) any breach by KKC of this Agreement, including without limitation any representation, warranty, or covenant set forth in this Agreement, during the CDOA Term, including without limitation for each of clauses (a) and (b) above, claims and threatened claims based on the failure to comply with Applicable Law; except in any such case for Losses and Third Party Claims to the extent reasonably attributable to any Aevi Indemnitee having committed an act or acts of negligence, recklessness or willful misconduct.
9.6 Indemnification Procedure. A claim to which indemnification applies under Section 9.3, 9.4 or 9.5 will be referred to herein as an “Indemnification Claim”. If any KKC Indemnitee or Aevi Indemnitee (either, an “Indemnitee”) intends to claim indemnification under this Article 9, the Indemnitee will notify the other Party (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice will not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor will have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee; provided, however, that an Indemnitee will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If the Indemnitor does not assume the defense of the Indemnification Claim as described in this Section 9.6, the Indemnitee may defend the Indemnification Claim, but will have no obligation to do so. The Indemnitee will not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor will not settle or compromise the Indemnification Claim in any manner which would have an adverse effect on the Indemnitee’s interests (including without limitation any rights under this Agreement or the scope or enforceability of the either Party’s intellectual property, or Confidential Information or patent or other rights licensed to Aevi by KKC hereunder), without the prior written consent of the Indemnitee, which consent, in each case, will not be unreasonably withheld, conditioned or delayed. The Indemnitee will reasonably cooperate with the Indemnitor at the Indemnitor’s expense and will make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information will be considered Confidential Information and subject to Article 5.
9.7 Insurance. Aevi will maintain insurance with respect to its activities to be performed in connection with the Initial Development. Such insurance will be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time.
Article 10
MISCELLANEOUS

10.1 Entire Agreement. This Agreement, together with the Exhibits attached hereto constitutes the entire agreement between the Parties relating to the Materials, and supersedes all prior and contemporaneous negotiations and discussions between the Parties concerning its subject matter, including, without limitation, the Material Transfer Agreement and the Original CDOA. The Exhibits hereto are an integral part of this Agreement and are deemed incorporated by reference herein.
10.2 Modification and Waiver. This Agreement may be amended or waived only in a writing signed by an authorized representative of the Party against whom enforcement of the Agreement is sought.
10.3 Notices. Any consent or notice required to be given or made under this Agreement by one of the Parties to the other will be in writing and (a) delivered by hand, (b) sent by internationally recognized overnight delivery service or (c) sent by facsimile transmission and confirmed by sender by prepaid, registered or certified mail letter, and will be deemed to have been properly served to the addressee upon delivery, in any event to the following addresses:
For Aevi:
Aevi Genomic Medicine, LLC
435 Devon Park Drive - Bldg 700
Wayne, PA 19087, USA
Attention: Chief Executive Officer

For KKC:
KYOWA KIRIN CO., LTD.
1-9-2, Otemachi Chiyoda-ku
Tokyo 100-0004, Japan
Attention: Director of Business Development Department

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given: (a) if personally delivered, when delivered; (b) if sent by internationally-recognized overnight courier, on the Business Day of the sender during which the sender delivers the notice to the courier; or (c) if sent by facsimile, when all pages of the notice are successfully transmitted (as shown by a report generated by the sender’s facsimile machine) during a Business Day of the sender.

10.4 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one (1) or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.
10.5 Independent Contractors. It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement will be construed as authorization for either KKC or Aevi to act as agent for the other. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose, including tax purposes, or to create any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.
10.6 No Third Party Beneficiaries. No person or entity other than Aevi, KKC and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.
10.7 Further Assurances. Each Party hereto agrees to execute, acknowledge and/or deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
10.8 No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party.
10.9 Headings. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and will have no effect on the meaning of the provisions hereof.

10.10 No Implied Waivers; Rights Cumulative. No failure on the part of KKC or Aevi to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.
10.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Delivery of executed copies (including by PDF) of this Agreement or counterparts thereof by facsimile, email or other electronic means will have the same legal validity as delivery of ink-signed copies.
10.12 Governing Law. This Agreement will be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York, New York, U.S.A., notwithstanding the provisions governing conflict of laws of any jurisdiction to the contrary.
10.13 Dispute Resolution.
10.13.1  Escalation. With respect to any disputes between the Parties concerning this Agreement, the dispute will be submitted to escalating levels of Aevi and KKC senior management for review. If the dispute cannot be resolved despite such escalation, then the matter will be referred to the Chief Executive Officer of Aevi (or an executive of Aevi designated by such Chief Executive Officer) and the Chief Executive Officer of KKC (or an executive of KKC designated by such Chief Executive Officer) (the “Executive Officers”) to be resolved by negotiation in good faith as soon as practicable but in no event later than thirty (30) days after referral. Such resolution, if any, by the Executive Officers will be final and binding on the Parties. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, each Party may submit such dispute for arbitration pursuant to Section 10.13.2.
10.13.2  Arbitration.
(a) If any dispute will arise between KKC and Aevi in connection with or relating to this Agreement and is referred for arbitration pursuant to Section 10.13.1, then such dispute will be resolved exclusively by and through an arbitration proceeding to be conducted under the auspices of, and pursuant to, the Commercial Rules of the International Chamber of Commerce (together with any successor organization thereto, the “ICC”) in New York, New York, U.S.A.. Such arbitration proceeding will be conducted in the English language applying the law provided in Section 10.12 and in such an expedited manner as is then permitted by the ICC’s commercial arbitration rules. The Parties also agree to take reasonable discovery, with reasonableness to be determined by the arbitrators. Each of the foregoing agreements to arbitrate all disputes and the results, determinations, findings, judgments and awards rendered through such arbitration will be final, non-appealable and legally binding on KKC and Aevi and may be entered and enforced by any court or tribunal of competent jurisdiction. Notwithstanding anything to the contrary in this Section 10.13, a Party may seek injunctive relief in any court of competent jurisdiction.
(b) Any arbitration proceeding will be initiated by written notice from either KKC or Aevi to the other Party. The arbitration will be conducted before a panel of three (3) arbitrators. Each of KKC and Aevi will have the right to select one (1) arbitrator. The third arbitrator will be selected by the mutual agreement of the arbitrators appointed by the Parties. The Party initiating the arbitration proceeding will appoint its arbitrator within ten (10) days following service of the demand for arbitration to the other Party, who will in turn appoint its arbitrator within thirty (30) days of receiving service of the demand. The two appointed arbitrators will agree upon an arbitrator within thirty (30) days of the date of the appointment by the Parties of the second arbitrator. If either Party or their appointees fail to appoint an arbitrator within the specified time period, the ICC will exercise its powers pursuant to Article 9 of the ICC Rules of Arbitration to appoint such arbitrator. The ICC’s appointment will be binding on the Parties. Each arbitrator will be an attorney in good standing in the Bar of New York and experienced in commercial disputes involving pharmaceutical companies. Time is of the essence as regards this arbitration procedure, and KKC and Aevi will instruct the arbitrators to render their decision within ninety (90) days of the arbitration’s completion. The cost of the arbitration (including, without limitation, reasonable attorneys’ fees, expenses and disbursements) will be borne as the arbitrators will decide; otherwise such costs (including, without limitation, the prevailing Party’s reasonable attorneys’ and accountants’ fees, expenses and disbursements) will be borne by the Party against which the judgment of the arbitrator is to be enforced.
10.14 Assignment. Each Party may, without the consent of the other Party, assign or transfer all of its rights and obligations hereunder to an Affiliate, or to its successor in interest by reason of merger or consolidation or sale of all or substantially all of the assets of such Party relating to the subject matter of this Agreement. Any assignment or transfer in violation of the foregoing will be null and void and wholly invalid. This Agreement will inure to the benefit of and be binding on the Parties’ successors and assigns.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the CDOA Effective Date.

Kyowa Kirin Co., Ltd.	Aevi Genomic Medicine, LLC

By: /s/ Yasuo Fujii	By: /s/ Michael F. Cola
Name: Yasuo Fujii	Name: Michael F. Cola
Title: Executive Officer	Title: President and CEO
Global Business Development Head Director, Business Development

[Signature Page to Amended and Restated Clinical Development and Option Agreement]

EXHIBIT A
ADOLESCENT STUDY PROTOCOL

See Attached

(***)

EXHIBIT B
PLAN A LICENSE AGREEMENT

See Attached

Execution Version
LICENSE AGREEMENT
by and between
KYOWA KIRIN CO., LTD.
and
AEVI GENOMIC MEDICINE, LLC

Schedules
Schedule 1.5 – AEVI In-License
Schedule 1.10 – AEVI Patent Rights
Schedule 1.15 – Amino Acid Sequence of Anti-LIGHT mAb
Schedule 1.24 – Commercialization Costs
Schedule 1.46 – FTE Rates
Schedule 1.51 – KKC In-Licenses
Schedule 1.55 – KKC Patent Rights

LICENSE AGREEMENT
This License Agreement (this “Agreement”), effective as of the Effective Date (as defined in Section 2.1), is by and between Kyowa Kirin Co., Ltd., a company organized and existing under the laws of the Japan and having its principal office at 1-9-2, Otemachi, Chiyoda-ku, Tokyo 100-0004, Japan and formerly known as Kyowa Hakko Kirin Co., Ltd. (“KKC”), and Aevi Genomic Medicine, LLC, a Delaware limited liability company and successor to Medgenics, Inc., a Delaware corporation (“AEVI”). KKC and AEVI may each be referred to herein individually as a “Party” and collectively as the “Parties.”
INTRODUCTION
WHEREAS, the Parties have entered into the Amended and Restated Clinical Development and Option Agreement, effective as of May 28, 2020 (the “Clinical Development and Option Agreement”); and
WHEREAS, pursuant to the Clinical Development and Option Agreement, KKC granted AEVI the right to conduct the Initial Development (as defined in the Clinical Development and Option Agreement) with respect to Anti-LIGHT mAb (as defined in Section 1.15); and
WHEREAS, pursuant to the Clinical Development and Option Agreement, KKC granted AEVI the right to conduct one or more signal finding studies in the Field (as defined in Section 1.42) and an option to obtain an exclusive license to Develop, Manufacture and Commercialize products containing Anti-LIGHT mAb at KKC’s election either under the terms and conditions of this Agreement (the “Plan A Election”) or under the terms and conditions of the license agreement attached to Exhibit C to the Clinical Development and Option Agreement (the “Plan B Election”); and
WHEREAS, this Agreement will become fully effective in accordance with Section 2.1 of this Agreement only upon KKC making the Plan A Election pursuant to the terms and conditions of the Clinical Development and Option Agreement; and
WHEREAS, this Agreement will not become effective and be rendered null and void in accordance with Section 2.2 of this Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
Article 1.
DEFINITIONS

When used in this Agreement, each of the following terms will have the meanings set forth in this Article 1:
1.1 “Accounting Standards” means with respect to a Party, as applicable, (a) United States generally accepted accounting principles (“GAAP”), (b) Japanese generally accepted accounting standards, or (c) International Financial Reporting Standards, in each case consistently applied.
1.2 “Acquirer Intellectual Property” means the Patent Rights and Know-How owned or controlled by a Third Party acquirer of AEVI or KKC, as the case may be, immediately prior to a

Change of Control transaction, and Inventions thereto following the effective date of such Change of Control.
1.3 “Administrative Contact” means any contact to or from a Regulatory Authority that is general or administrative in nature (e.g., notification by a Regulatory Authority of the assignment of a new reviewer or a notification of a new address or new contact information).
1.4 “AEVI Business Day” means a day on which banking institutions in New York, New York are open for business other than Saturday or Sunday.
1.5 “AEVI In-License” means each Third Party agreement listed on Schedule 1.5.
1.6 “AEVI Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of AEVI (or its Affiliates), as determined by United States patent laws for inventorship, in each case while performing activities under this Agreement.
1.7 “AEVI Know-How” means Know-How that is (a) Controlled by AEVI or any of its Affiliates on the Effective Date or during the Term (other than KKC Know-How pursuant to the licenses granted hereunder) and (b) reasonably necessary or useful in connection with Development, Manufacture, use or Commercialization of Licensed Products.
1.8 “AEVI Licensor” means The Children’s Hospital of Philadelphia (“CHOP”).
1.9 “AEVI Lonza License Agreement” means an agreement between AEVI and Lonza that licenses to AEVI the intellectual property rights subject to the (***) Agreement between Lonza and KKC (***), to the extent related to the Licensed Product in the Field in the Territory and the European Union, including the right to sublicense to another contract manufacturer such that such contract manufacturer can perform process development and supply of anti-LIGHT-mAb.
1.10 “AEVI Patent Rights” means (a) the United States and foreign patents and patent applications listed on Schedule 1.10 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (b) any Patent Rights included within AEVI Inventions prior to the completion of the Term that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products and (c) any Patents Rights included in Third Party Technology prior to the completion of the Term (i) in respect of which AEVI obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products.
1.11 “AEVI Technology” means AEVI Know-How, AEVI Patent Rights and AEVI Inventions other than Acquirer Intellectual Property.
1.12 “Affiliate” means, with respect to any person or entity, any other person or entity which controls, is controlled by, or is under common control with such person or entity. A person or entity will be regarded as in control of another entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).
1.13 “Allowable Expenses” means, with respect to Profit-Share Products and each Contract Quarter, all FTE Costs and Out-of-Pocket Costs incurred by AEVI or its Related Parties that are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory, and Manufacture of such Profit-Share Products for Commercialization, during the applicable Contract Quarter, including such FTE Costs and Out-of-Pocket Costs which are: (a) Manufacturing Costs; (b) Commercialization Costs; and (c) Third Party Technology Costs, in each case determined from the books and records of AEVI or its Related Parties maintained in accordance with Accounting Standards and in each case of (a)-(c) as are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory during the applicable Contract Quarter. For clarity, no milestone payment made to KKC or its Affiliates pursuant to Section 8.3 will be an Allowable Expense. For purposes of clarity, it is understood that there will be no double-counting of expenses within the definition of Allowable Expenses.
1.14 “Applicable Law” means the laws, rules and regulations, including without limitation any rules, regulations, guidelines or other requirements of the Regulatory Authorities applicable to the Development, Manufacturing or Commercialization of Licensed Products or other activities conducted by the Parties under this Agreement, that may be in effect from time to time in the applicable territory.
1.15 “Anti-LIGHT mAb” means the fully human monoclonal antibody targeting LIGHT (TNFSF14) consisting of the amino acid sequence set forth on Schedule 1.15.
1.16 “Bankruptcy Code” means Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States.
1.17 “Biosimilar” means, with respect to a reference brand biologic product and a particular jurisdiction, a biologic product: (a) that is highly similar to such reference brand biologic product notwithstanding minor differences in clinically inactive components; (b) has no clinically meaningful differences from such reference brand biologic product in terms of safety, purity and potency; and (c) for which a Biosimilar Application is approved by the relevant Regulatory Authority of such jurisdiction. Notwithstanding anything to the contrary in this Agreement, a “Biosimilar” does not include any biologic product sold under a BLA or approved Biosimilar Application of any Party or any of its Related Parties or manufactured or produced by or on behalf of a Party or any of its Related Parties.
1.18 “Biosimilar Application” means a Regulatory Approval Application for a product claimed to be biosimilar or interchangeable to any Licensed Product, or otherwise relying on the approval of such Licensed Product, in each case in accordance with Applicable Law in the jurisdiction in which the product is sought to be marketed and sold.

1.19 “BLA” means a Biologics License Application filed with FDA or the equivalent thereof filed with any other Regulatory Authority.
1.20 “BMS” means Bristol-Myers Squibb Company.
1.21 “Business Day” means, with respect to KKC, a KKC Business Day, and, with respect to AEVI, an AEVI Business Day.
1.22 “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) except in the case of a bona fide equity financing in which a Party issues new shares of its capital stock, a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates.
1.23 “Commercialization” means importing, exporting, marketing, promoting, distributing, offering for sale and selling a Licensed Product and, solely with respect to Section 7.5, a Competing Product in the Field and will include activities required to fulfill ongoing post-approval regulatory obligations, including adverse event reporting and sales force training but excluding any Phase 4 Clinical Trial (as defined in Section 1.34). When used as a verb, “Commercialize” will mean to engage in Commercialization.
1.24 “Commercialization Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of AEVI or its Related Parties in accordance with this Agreement and attributable to, or reasonably allocable to, the Commercialization of the Licensed Products in the Field in the Territory, including marketing costs, sales costs, distribution costs, importing and exporting costs, Phase 5 Clinical Trial costs, insurance costs incurred in connection with Commercialization activities, medical affairs costs and certain general and administrative costs (but excluding Development Costs) as further defined in Schedule 1.24. In this Agreement, “Phase 5 Clinical Trial” means a post-registration clinical trial that is not required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.
1.25 “Commercialization Party” means the Party responsible for Commercialization of a Licensed Product in a jurisdiction under this Agreement.
1.26 “Commercially Reasonable Efforts” means, with respect to a Party, the carrying out of obligations in a diligent and sustained manner using such effort and employing such resources as would normally be exerted or employed by a similarly situated biopharmaceutical company for a product of similar commercial or strategic importance, and at a similar stage of its product life, based on conditions then prevailing, taking into consideration safety and efficacy, development costs, the anticipated prescription label, the nature of the Licensed Product, the clinical setting in which it is expected to be used and all other relevant factors. Commercially Reasonable Efforts will be determined on a country-by-country basis.
1.27 “Competing Product” means (***), other than a Licensed Product, (***).
1.28 “Confidential Information” means, with respect to each Party, proprietary data or information of such Party or its Affiliates or sublicensees, including, without limitation, (a) with respect to KKC, all KKC Technology, and, with respect to AEVI, all AEVI Technology, (b) any information designated as Confidential Information of such Party hereunder, in all cases that is identified as confidential either in writing or orally, provided that any orally disclosed information is described in reasonable detail in a written notice sent by the Disclosing Party to the Receiving Party within thirty (30) days of the oral disclosure requesting that such information be treated as Confidential Information hereunder, and (c) all information that is manifestly confidential, whether or not marked as such.
1.29 “Contract Quarters” means the successive three (3) month periods in each Contract Year ending on March 31, June 30, September 30 or December 31.
1.30 “Contract Year” means the twelve (12) month period beginning on January 1 and ending on December 31 of each calendar year, provided, however, that the first Contract Year will be the period of time beginning on the Effective Date and ending on December 31, 2016. Each Contract Year, except the first Contract Year, will be divided into four (4) Contract Quarters.
1.31 “Control” or “Controlled” means with respect to any (a) material, item of information, method, data or other Know-How, or (b) intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by the referenced Party or its Affiliates of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangement with any Third Party existing before or after the Effective Date.
1.32 “Data Exclusivity Period” means, with respect to a particular jurisdiction, the time period of legal protection and confidential treatment provided for clinical test data required to be submitted to a Regulatory Authority for such jurisdiction in order to demonstrate safety and efficacy of a new drug or biologic, and all similar protections on such clinical test data intended to prevent generic drug manufacturers or biosimilar manufacturers from relying on this data in their own Biosimilar applications.
1.33 “Development” means, with respect to a Licensed Product and, solely with respect to Section 7.5, a Competing Product in the Field, non-clinical and clinical drug development activities performed on or after the Effective Date, including without limitation the conduct of clinical trials, test method development, toxicology, pharmacology, pharmacokinetics formulation, data management, statistical analysis and report writing and clinical studies, and regulatory affairs and all activities associated with obtaining and maintaining Regulatory Approvals. When used as a verb, “Develop” means to engage in Development.

1.34 “Development Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of a Party in accordance with this Agreement and attributable to, or reasonably allocable to, the Development of the Licensed Products in the Field in the Territory and European Union and that are materially consistent, as applicable, with the Development Plan, including costs and expenses for Regulatory Approvals and pricing and/or reimbursement approvals, and costs incurred after Regulatory Approval, including Phase 4 Clinical Trial costs, costs of non-clinical studies, costs of clinical studies for additional Indications in the Field, insurance costs incurred in connection with Development activities (but excluding costs that are allocable to Commercialization Costs and the costs of general company management, financial, legal or business development personnel). Development Costs will not include any costs incurred by either Party prior to the Effective Date, including, without limitation, costs for purchasing raw materials, for manufacturing clinical supplies of Licensed Product or for any labeling or packaging materials, whether or not such raw materials, clinical supplies or labeling or packaging materials are used by the Parties for Development activities after the Effective Date. In this Agreement, “Phase 4 Clinical Trial” means a post-registration clinical trial or post-marketing surveillance study performed in accordance with Applicable Laws and required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.
1.35 “Development Plan” means (a) the written comprehensive plan for (i) the Development of any Licensed Product in the Field in the Territory and the European Union, including, but not limited to, activities designed to generate the preclinical, process development/manufacturing scale-up, clinical and regulatory information required for filing Regulatory Approval Applications in the Territory and the European Union and (ii) the preparation and submission of related Regulatory Approval Applications in the Territory and the European Union and (b) an annual budget for Development Costs setting forth both internal and external resources and expenses for the then-current Contract Year.
1.36 “EMA” means the European Medicines Agency and any successor agency having substantially the same functions.
1.37 “European Union” means all countries over which EMA has jurisdiction from time to time and all countries that exit the jurisdiction of the EMA from time to time.
1.38 “Executive Officers” means the Chief Executive Officer of AEVI (or an executive of AEVI designated by such Chief Executive Officer) and the Chief Executive Officer of KKC (or an executive of KKC designated by such Chief Executive Officer).
1.39 “Fair Market Value” means (a) with respect to investment by a Third Party in exchange for equity securities of AEVI, (i) for so long as AEVI’s common stock is publicly traded on a securities exchange, the volume weighted average closing price of a share of AEVI’s common stock on the principal exchange on which such stock is then trading for the ten (10) trading days ending on the date that is twenty (20) trading days on such exchange prior to the first public announcement of such equity investment, and (ii) if AEVI’s common stock is no longer publicly traded on a securities exchange, the fair market value of a share of common stock of AEVI as of the date of closing such investment as determined in good faith by the board of directors of AEVI, taking into account such factors and for such time period as the board of directors of AEVI reasonably deems is appropriate, and agreed to by KKC, such agreement not to be unreasonably withheld, delayed, or conditioned, and (b) with respect to any non-cash consideration (other than equity securities), the fair market value of such consideration as determined in good faith by the board of directors of AEVI and agreed to by KKC, such agreement not to be unreasonably withheld, delayed, or conditioned.
1.40 “FD&C Act” means the US Federal Food, Drug, and Cosmetic Act, as amended from time to time (21 U.S.C. Section 301 et seq.), together with any rules and regulations promulgated thereunder.
1.41 “FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.
1.42 “Field” means treatment, prevention, and diagnosis (***) of pediatric (18 and below) onset rare and orphan disease (***) Crohn Disease, Ulcerative Colitis, (***), Juvenile Idiopathic Arthritis, Psoriasis (***). Pediatric onset patients who survive into adulthood will be included in the scope of the Field.
1.43 “First Commercial Sale” means, with respect to a given Licensed Product in a country, the first commercial sale in an arms-length transaction of such Licensed Product to a Third Party by or on behalf of a Party, its Affiliate or its sublicensee in such country following receipt of applicable Regulatory Approval of such Licensed Product in such country.
1.44 “FTE” means a full time equivalent person year (consisting of a total of two thousand (2,000) hours per Contract Year, subject to a proportionate reduction in the first Contract Year) of scientific, technical, marketing, sales, distribution and certain general and administrative activities related to the Development of Licensed Products and/or the Commercialization of the Licensed Products in the Field in accordance with this Agreement. For the avoidance of doubt, no individual will count as more than one (1) FTE, and any individual who works less than two thousand (2,000) hours in a given Contract Year performing activities under this Agreement will be counted as a fraction of one (1) FTE, the numerator of which is the number of hours such individual performs activities under this Agreement and the denominator of which is two thousand (2,000) hours.
1.45 “FTE Costs” means all costs for FTEs calculated by multiplying (a) the actual number of FTEs utilized by KKC or AEVI in performing activities in accordance with any Development Plan and/or Commercialization Plan by (b) the applicable FTE Rate, provided that, to the extent either Party is unable to fully track the number of FTEs utilized, the Parties will agree on a mechanism for estimating such number.
1.46 “FTE Rate” means, with respect to an FTE, the applicable amount set forth on Schedule 1.46, as such amount may be adjusted pursuant to Section 8.7.

1.47 “IND” means an Investigational New Drug Application, as defined in the FD&C Act, or similar application or submission that is required to be filed with any Regulatory Authority before beginning clinical testing of a Licensed Product in human subjects.
1.48 “Inventions” means any and all ideas, information, Know-How, data research results, writings, inventions, discoveries, modifications, enhancements, derivatives, new uses, developments, techniques, materials, compounds, products, designs, processes or other technology or intellectual property, whether or not patentable or copyrightable, and all Patent Rights and other intellectual property rights in any of the foregoing.
1.49 “Joint Inventions” means any and all Inventions made or generated hereunder jointly by at least one employee or contractor of each Party (or its respective Affiliates), as determined by United States patent laws for inventorship, in each case while performing activities under this Agreement.
1.50 “KKC Business Day” means a day on which banking institutions in Tokyo, Japan are open for business other than a Saturday or Sunday.
1.51 “KKC In-Licenses” means the Third Party agreements listed on Schedule 1.51.
1.52 “KKC Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of KKC (or its Affiliates), as determined by the United States patent laws for inventorship, in each case while performing activities under this Agreement.
1.53 “KKC Know-How” means Know-How that is (a) Controlled by KKC on the Effective Date or during the Term (other than AEVI Know How pursuant to the licenses granted hereunder) and (b) is reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory or the European Union.
1.54 “KKC Licensor” means LJI, BMS, Lonza, and Sanofi, respectively defined in this Article 1, and its respective successor and assigns, which has licensed rights to KKC pursuant to the KKC In-Licenses.
1.55 “KKC Patent Rights” means (a) the United States and foreign patents and patent applications listed on Schedule 1.55 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (b) the United States and foreign patents and patent applications licensed to KKC under the KKC In-Licenses but not listed on Schedule 1.55 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (c) any Patent Rights included within KKC Inventions prior to the completion of the Term that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory or the European Union and (d) any Patents Rights included in Third Party Technology prior to the completion of the Term (i) in respect of which KKC obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory or the European Union.

1.56 “KKC Technology” means KKC Patent Rights, KKC Know-How and KKC Inventions other than Acquirer Intellectual Property.
1.57 “Know-How” means any non-public, proprietary invention, discovery, process, method, composition, formula, procedure, protocol, technique, result of experimentation or testing, information, data, material, technology or other know-how, whether or not patentable or copyrightable.
1.58 “Licensed Product” means any product containing as an active ingredient the Anti-LIGHT mAb.
1.59 “LIGHT” means TNFSF14 (Unigene cluster number: Hs. 129708).
1.60 “LJI” means La Jolla Institute for Allergy and Immunology and its respective successor and assigns, which has licensed rights to KKC pursuant to the LJI Agreement.
1.61 “LJI Agreement” means License Agreement between La Jolla Institute for Allergy and Immunology and Kyowa Hakko Kirin Co., Ltd. (***).
1.62 “Lonza” means Lonza Sales AG and its Affiliates.
1.63 “Manufacturing” means, as applicable, all activities associated with the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and storage of Licensed Products and, solely with respect to Section 7.5, a Competing Product, including without limitation process and formulation development, process validation, stability testing, process development, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control, whether such activities are conducted by a Party, its Affiliates or a Third Party contractor of such Party. When used as a verb, “Manufacture” will mean to engage in Manufacturing.
1.64 “Manufacturing Costs” means:
(a) With respect to Licensed Product manufactured by AEVI, its fully-burdened costs (including the costs associated with product testing and release activities) of producing (including startup and validation but excluding what will be covered under Section 4.3.3) and packaging Licensed Product for sale in a given country, determined in accordance with the applicable Accounting Standard, based on the sum of the following components: (i) direct costs, including manufacturing labor and materials directly incurred in producing and packaging such Licensed Product; (ii) manufacturing and accounting personnel costs incurred by AEVI and attributable and reasonably allocable to the manufacture of Licensed Product, including quality labor and manufacturing and quality supervisory services, depreciation, and other operating and administrative costs which of the manufacturing, quality and accounting departments and associated occupancy costs which are allocable to such company departments based on space occupied or headcount, or other activity based method of allocation; (iii) any other reasonable and customary Out-of-Pocket Costs incurred by AEVI for the testing, transport, customs clearance, duty, insurance and/or storage of such Licensed Products, including payments made by AEVI to Third Parties for filing, finishing, packaging, labeling, testing, storage and shipment of such Licensed Product and AEVI’s handling cost with respect thereto, as applicable; and (iv) AEVI’s reasonably allocated share of cost of Licensed Product process improvements developed by AEVI or a Third Party on behalf of AEVI. For Licensed Products manufactured by AEVI, Manufacturing Cost will not include any general corporate overhead, any excess capacity cost or charges or cost for process development (except to the extent expressly provided above).
(b) With respect to Licensed Product manufactured for a Party by one or more Third Parties and supplied to the other Party hereunder amounts actually paid (net of any discounts, credits or refunds) by such Party to such Third Parties for the manufacture and supply of such Licensed Product.
(c) With respect to Licensed Product manufactured by KKC in Japan and exported to the Territory pursuant to Section 4.3.3, one hundred ten percent (110%) of KKC’s fully burdened manufacturing cost (including the costs associated with product testing and release activities) of producing (including startup and validation) and packaging Licensed Product for sale in a given country, determined in accordance with the applicable Accounting Standard, based on the sum of the following components: (i) direct costs, including manufacturing labor and materials directly incurred in producing and packaging such Licensed Product; (ii) manufacturing and accounting personnel costs incurred by KKC and attributable and reasonably allocable to the manufacture of Licensed Product, including quality labor and manufacturing and quality supervisory services, depreciation, and other operating and administrative costs which of the manufacturing, quality and accounting departments and associated occupancy costs which are allocable to such company departments based on space occupied or headcount, or other activity based method of allocation; (iii) any other reasonable and customary Out-of-Pocket Costs incurred by KKC for the testing, transport, customs clearance, duty, insurance and/or storage of such Licensed Products, including payments made by KKC to Third Parties for filing, finishing, packaging, labeling, testing, storage and shipment of such Licensed Product and KKC’s handling cost with respect thereto, as applicable; and (iv) KKC’s reasonably allocated share of cost of Licensed Product process improvements developed by KKC or a Third Party on behalf of KKC. For Licensed Products manufactured by KKC, Manufacturing Cost will not include any general corporate overhead, any excess capacity cost or charges or cost for process development (except to the extent expressly provided above).
Notwithstanding the foregoing, if the Licensed Product is Manufactured by a Third Party other than Lonza, then the portion of the annual fee payable to Lonza payable by AEVI pursuant to Section 8.6.4(c) will be excluded from Manufacturing Costs.
1.65 “Medical Affairs Activities” means, with respect to a Licensed Product, activities designed to ensure or improve appropriate medical use of, conduct medical education of, or further research regarding, such Licensed Product, including, with respect to such Licensed Product: (a) conducting service based medical activities including providing input and assistance with consultancy meetings, recommending investigators for clinical trials and providing input in the design of such trials and other research related activities, and delivering non-promotional communications and conduct non-promotional activities including presenting new clinical trial data and other scientific information; (b) grants to support continuing medical education, symposia, or Third Party research specifically related to such Licensed Product; (c) development, publication and dissemination of publications relating to such Licensed Product and relevant disease states; (d) medical information services provided in response to inquiries communicated via sales representatives or received by letter, phone call or email; (e) conducting advisory board meetings or other consultant programs; (f) support of investigator-initiated clinical trials; (g) managing relationships with cooperative groups, physician/hospital networks and advocacy groups; and (h) establishing and implementing risk, evaluation and mitigation strategies.
1.66 “Net Sales” means the gross invoiced sales by a Party and/or its Related Parties to Third Parties for Licensed Products sold, less deductions, consistent with applicable Accounting Standards used in the applicable reporting period for such Party’s consolidated financial reporting purposes, which will be limited to: (a) price adjustments, chargeback payments, credits, or rebates (or the equivalent thereof), allowances allowed and taken, quantity or other trade discounts and other amounts paid on sale of Licensed Products, including those granted to and actually used by group purchasing organizations or other buying groups, managed healthcare organizations, pharmacy benefit management companies, health maintenance organizations and any other providers of health insurance coverage, health care organizations or other healthcare institutions (including hospitals), Third Party health care administrators or patient assistance or other similar program, or to federal, state/provincial, local and other governments, including their agencies, or to wholesalers, distributors and other trade customers; (b) sales, use, tariffs, value-add, and/or excise taxes, or other governmental charges and tariffs incurred in connection with exportation or importation directly imposed and with reference to particular sales; (c) reasonable and customary freight, postage, shipping, insurance and other transportation expenses and delayed ship order credits reflected in the applicable invoice and paid by the customer; and (d) amounts allowed, repaid or credited due to defects, returns, rejections, recalls, rebates and replacements and allowances of goods or because of retroactive price reductions; (e) normal and customary rebates, trade, cash or quantity discounts; billing errors; coupons for price reductions; (f) required distribution commissions/fees payable to Third Party wholesalers for distribution of the Licensed Products; (g) allowance and write-offs for bad debt made in accordance with generally accepted accounting principles, consistently applied to all of such Party’s products; (h) discounts pursuant to indigent patient programs and patient discount programs including coupon discounts; and (i) any item, substantially similar in character or substance to any of the foregoing permitted by the applicable Accounting Standards and customary in the pharmaceutical industry.  Net Sales also includes the Fair Market Value of any non-cash consideration received in connection with the sale of the Licensed Products.  In the case of any sale of Licensed Product for value other than in an arm’s length transaction exclusively for cash, Net Sales will be determined by referencing Net Sales at which substantially similar quantities of such Licensed Product are sold in an arm’s length transaction for cash. For purposes of calculating Net Sales, transfers of Licensed Product between a Party and its Related Parties, whether or not value is exchanged therefor, will not be booked as sales.
1.67 “Out-of-Pocket Costs” means, with respect to specified activities hereunder, direct expenses paid or payable by a Party or its Related Parties to Third Parties (other than employees of such Party or its Related Parties) that are specifically identifiable and incurred to conduct such activities.
1.68 “Patent Rights” means all patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revivals or revalidations, supplementary protection certificates and patents of addition) and patent applications (including all provisional applications, continuations, continuations-in-part and divisions).
1.69 “PHS Act” means the Public Health Services Act (Title 42, U.S.C., Chapter 6A). As used herein the PHS Act will refer, more specifically, to 42 USC § 262, which governs the regulation of biological products.
1.70 “Planned Agency Contact” means (a) all communications (whether an Administrative Contact or Substantive Contact) initiated from either Party to a Regulatory Authority or (b) pre-arranged contacts from a Regulatory Authority to a Party, in each case that reasonably relate to or may impact the Manufacture, Development or Commercialization of Licensed Products.
1.71 “Product Labels and Inserts” means (a) all labels and other written, printed or graphic matter affixed to any container, packaging or wrapper utilized with Licensed Product, or (b) any written material physically accompanying Licensed Product, including product package inserts.
1.72 “Product Trademarks” means the trademark(s), service mark(s), accompanying logos, trade dress and/or indicia of origin used in connection with the Commercialization of each Licensed Product in the Territory. For purposes of clarity, the term Product Trademark(s) will not include, without limitation, the corporate names and logos of either Party, and will include any internet domain names incorporating such Product Trademarks.
1.73 “Profit” means with respect to all Profit-Share Products with respect to a Contract Quarter and a country in the Territory: (a) Net Sales of such Profit-Share Products in the Field in the Territory by AEVI and its Affiliates, plus (b) Profit-Share Product Proceeds, minus (c) Allowable Expenses, to the extent such deductions have not already or otherwise been deducted in calculating the amounts described in (a) and (b) above. If a calculation of Profit for a given Contract Quarter pursuant to the preceding sentence would result in a negative number, the amount of such Profit for such Contract Quarter will be zero (0).
1.74 “Profit-Share Product” means a Licensed Product Commercialized by AEVI or its Related Parties in the Territory.
1.75 “Profit-Share Product Proceeds” means, with respect to Profit-Share Products, any proceeds received by AEVI or its Affiliates from Third Parties with respect to the Development, Manufacture, supply, or Commercialization of such Profit-Share Products in the Field in the Territory, including proceeds attributable to a grant of a license or sublicense, or a grant of distribution rights, to permitted sublicensees and distributors under this Agreement, to Develop, Manufacture or Commercialize such Profit-Share Products (or, if rights in addition to such rights to such Profit-Share Products are granted to such Third Party, then reasonably allocated to the rights granted to such Third Party with respect to such Profit-Share Products). In the event any Third Party sublicensee makes a bona fide investment in any equity securities issued by AEVI or any of its Affiliates, the cash consideration and the Fair Market Value of any non-cash consideration received by AEVI and its Affiliates in exchange therefor will be excluded from the calculation of Profit-Share Product Proceeds, up to the Fair Market Value of such equity securities, and the sum of any cash consideration and the Fair Market Value of any non-cash consideration received by AEVI and its Affiliates in excess of the Fair Market Value of such equity securities will be included in the calculation of Profit-Share Product Proceeds.
1.76 “Regulatory Approval” means the approval of the applicable Regulatory Authority necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Licensed Product in a regulatory jurisdiction, including, where required, separate pricing and/or reimbursement approvals.
1.77 “Regulatory Approval Application” means an application submitted to the appropriate Regulatory Authority seeking Regulatory Approval of a Licensed Product in a regulatory jurisdiction, including without limitation a BLA.
1.78 “Regulatory Authority” means any applicable supranational, national, regional, state or local regulatory agency, department, bureau, commission, council or other government entity involved in granting of Regulatory Approval for a Licensed Product in a regulatory jurisdiction, including without limitation the FDA and the EMA.
1.79 “Regulatory Materials” means any regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority, and any other records required to be maintained for possible audit by a Regulatory Authority, that may be necessary or reasonably desirable to Develop, Manufacture, or Commercialize Licensed Products in the Territory and/or the European Union.
1.80 “Related Party” means, with respect to a Party, such Party’s Affiliates and permitted licensees and sublicensees, which term does not include wholesale distributors of such Party or its Affiliates, which distributors purchase a Licensed Product from such Party or its Affiliates in an arm’s-length transaction.
1.81 “Royalty-Bearing Sales” means Net Sales by KKC and its Affiliates of Licensed Products worldwide.
1.82 “Sanofi” means Sanofi, successor in interest to Sanofi-Aventis.
1.83 “Significant Impact” means a decrease in AEVI’s and its Related Parties’ Net Sales of Licensed Products (***).
1.84 “Substantive Contact” means any contact to or from a Regulatory Authority that is not an Administrative Contact.

1.85 “Sublicensing Royalties” means royalties and sales milestones received by KKC from its licensees or sublicensees on Net Sales by such licensees or sublicensees of Licensed Products worldwide.
1.86 “Territory” means the United States and its territories and possessions and Canada.
1.87 “Third Party” means any person or entity other than a Party or any of its Affiliates.
1.88 “Third Party Technology” means any Patent Rights, Know-How, inventions, or other intellectual property owned, in whole or in part, by or licensed to a Third Party.
1.89 “Third Party Technology Costs” means, with respect to a Profit-Share Product, royalties, license fees or other payments, as applicable, that are made to any Third Party for the use of any Third Party Technology and are reasonably allocable to and reasonably necessary or useful for, the Development, Manufacturing or Commercialization of such Licensed Product in the Field in the Territory. For the avoidance of doubt:
(a) the amounts payable to the KKC Licensors under the KKC In-Licenses are Third Party Technology Costs, provided however that:
(i) with respect to payments paid by KKC to LJI (***), only payments stipulated in paragraphs (1) and (3) of Section 12 of such addendum will be included in the Third Party Technology Costs and all other costs such as milestone payments will be solely borne by KKC and not included in Third Party Technology Costs;
(ii) with respect to payments paid by KKC to Lonza (***), only payments stipulated in Section 5.2 of such agreement will be included in the Third Party Technology Costs and all other costs except for annual maintenance fee which is stipulated in Section 8.6.4(c) in this Agreement, will be solely borne by KKC and not included in Third Party Technology Costs;
(iii) with respect to payments paid by KKC to BMS (***), only payments stipulated in Section 10.6.1(a)(i) of such agreement will be included in the Third Party Technology Costs and all other costs will be solely borne by KKC and not included in Third Party Technology Costs;
(b) the amounts payable by AEVI:
(i) to the AEVI Licensor pursuant to Section 6.4.1 and, with respect to amounts payable after receipt of the first Regulatory Approval for a Licensed Product in the Field in the Territory or the European Union, pursuant to Section 6.2 under the AEVI In-License will be included in the Third Party Technology Costs, and payments paid by AEVI to CHOP with respect of all other costs under the AEVI In-License, including but not limited to milestone payments, will be solely borne by AEVI and not included in Third Party Technology Costs; and
(ii) as royalties under the AEVI Lonza License Agreement shall be treated as Third Party Technology Costs; and

(c) the amounts payable for obtaining rights to Third Party Technology for the Territory under Section 9.5 are Third Party Technology Costs.
1.90 “Unplanned Agency Contact” means all communications (whether an Administrative Contact or Substantive Contact) from a Regulatory Authority to a Party without advance notice that reasonably relate to or may impact the manufacture, development of commercialization of Licensed Products, including without limitation e-mails, faxes, telephone calls or unplanned face-to-face meetings.
1.91 Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“AEVI”	Preamble
“AEVI Indemnitees”	12.10.2
“Agreement”	Preamble
“Audited Party”	8.6.6
“BPCIA”	9.6.2
“Challenge”	11.2.4
“CHOP”	1.8
“Clinical Development and Option Agreement”	Introduction
“Commercialization Plan”	5.2
“Commercial Team Leader”	3.3.1(a)
“Co-Chairperson”	3.1.1(b)
“Controlling Party”	9.3.3
“Cooperating Party”	9.3.3
“Defending Party”	9.4.2(a)
“Defensive Actions”	9.3.2
“Development Team Leader”	3.2.1(a)
“Disclosing Party”	10.1.1
“Effective Date”	2.1
“Enforcement Expense”	9.3.3
“EU Royalty Rate”	8.5.1
“EU5 Countries”	6.2
“GAAP”	1.1
“Global Clinical Study”	4.2.4
“ICC”	13.2.2(a)
“Indemnitee”	12.10.3
“Infringement Claim”	9.4.1
“Inspecting Party”	5.3.4
“IP”	11.7
“Joint Commercialization Committee” or “JCC”	3.3.1

“Joint Development Committee” or “JDC”	3.2.1
“Joint Patent”	9.2.2
“Joint Steering Committee” or “JSC”	3.1.1
“KKC”	Preamble
“KKC Indemnitees”	12.10.1
“KKC Managed Patent Rights”	9.2.1
“KKC Manufacture Option”	5.3.3
“KKC Territory Royalty Rate”	8.5.1
“Losses”	12.10.1
“Manufacturing Responsibility Transition Plan”	5.3.3
“Other Royalty Rate”	8.5.1
“Party” or “Parties”	Preamble
“Phase 3 Clinical Trial”	4.2.4
“Phase 4 Clinical Trial”	1.34
“Phase 5 Clinical Trial”	1.24
“Plan A Election”	Introduction
“Plan B Election”	Introduction
“Prosecuting Party”	9.2.2
“Publications”	10.2.2
“Receiving Party”	10.1.1
“Recoveries”	9.3.3
“Reference Product Sponsor”	9.6.2
“Requesting Party”	8.6.6
“Section 351(k) Applicant”	9.6.1
“SPC”	9.8
“Supply Agreement”	5.3.2
“Term”	11.1
“Territory Royalty Rate”	8.5.1
“Third Party Claim”	12.10.1
“True-up Payment”	8.2.3

Article 2.
EFFECTIVENESS OF THIS AGREEMENT

2.1 Effectiveness of this Agreement upon the Plan A Election. This Agreement is not and will not become effective except as set forth in this Section 2.1. As of the date on which KKC provides notice to AEVI that KKC has elected the Plan A Election in accordance with Section 4.1.4 of the Clinical Development and Option Agreement, this Agreement shall automatically become effective. Such date is referred to in this Agreement as the “Effective Date.”

2.2 Non-Effectiveness of this Agreement. Upon the earliest to occur of (a) the termination of the Clinical Development and Option Agreement pursuant to any of Section 7.2, 7.3, 7.4 or 7.5 thereof, (b) KKC making or being deemed to make the Plan B Election in accordance with Section 4.1.4 of the Clinical Development and Option Agreement or (c) the expiration of the Clinical Development and Option Agreement pursuant to Section 7.1(i)(a) or 7.1(ii)(a) thereof, this Agreement will not become effective and be rendered null and void. For the avoidance of doubt, upon this Agreement becoming effective, this Agreement shall survive the expiration or termination of the Clinical Development and Option Agreement for any reason.
Article 3.
GOVERNANCE

3.1 Joint Steering Committee.
3.1.1 Establishment of JSC. As soon as practicable and no later than (***) after the Effective Date, the Parties will establish a committee to facilitate the Development and Commercialization of Licensed Products under this Agreement (the “Joint Steering Committee” or “JSC”) as follows:
(a) Composition of the Joint Steering Committee. The JSC will be comprised of two (2) representatives designated by each of the Parties. Each representative will be an individual of suitable authority and seniority with significant experience or expertise in biopharmaceutical drug development. Each Party will appoint its respective initial representatives to the JSC (***) after the Effective Date, and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Additional representatives or consultants may from time to time be invited to attend JSC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.
(b) Chairperson. Each Party will designate one (1) of its representatives to be a co-chairperson (“Co-Chairperson”). Each Co-Chairperson or its designee will conduct the following activities of the Joint Steering Committee cooperatively: (i) scheduling meetings at least once per Contract Quarter, but more frequently if the JSC determines it necessary; (ii) setting agendas for meetings with solicited input from representatives of each Party; (iii) preparing and confirming minutes of the meetings, which will provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations made by the JSC, and delivering minutes to each Party’s senior management for review and final approval; and (iv) conducting effective meetings, including ensuring that objectives for each meeting are set and achieved.
(c) Meetings. The JSC will meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Contract Quarter. The JSC may meet by means of teleconference, videoconference or other similar communications equipment; provided that there will be at least one (1) in-person meeting in each

Contract Year. In-person meetings will alternate between a KKC facility in Japan and a AEVI facility in the United States.
(d) Responsibilities. Subject to Section 3.1.3, the JSC will have the following responsibilities:
(i) reviewing and approving all Development Plans (including Development budgets contained therein) and amendments and updates thereto, in each case within thirty (30) days after submission to the JSC;
(ii) reviewing and approving the regulatory strategy, clinical development strategy, and clinical supply strategy developed by the JDC for the Territory and the European Union for the initial indication and additional indications in the Field;
(iii) reviewing and approving a recommendation from the JDC to Develop any additional indications in the Field in the Territory and the European Union;
(iv) monitoring Development activities for Licensed Products undertaken by each Party in the Territory and the European Union, including, without limitation, monitoring the progress of each Party in its conduct of each Development Plan against the timelines and budgets contained therein; reviewing relevant data; and considering issues of priority;
(v) resolving any disputes that cannot be resolved by the JDC, including, but not limited to the disputes relating to Development budgets and Development Costs; and
(vi) performing such other activities as are contemplated under this Agreement and that the Parties mutually agree will be the responsibility of the JSC.
3.1.2 Appointment of Subcommittees and Project Teams. The JSC will be empowered to create such subcommittees of itself and other additional project teams as it may deem appropriate or necessary (e.g., CMC, technology transfer, preclinical, clinical) and may elect to delegate responsibilities to such subcommittees or additional project teams as it may from time to time deem appropriate. Each such subcommittee and project team will report to the JSC and the JSC will approve or reject recommendations or actions proposed thereby, subject to the terms of this Agreement. Notwithstanding the foregoing, no subcommittee or project team will have authority to make any decision binding upon the JSC, other committee, or the Parties.
3.1.3 Decision-Making. With respect to any matter over which the JSC has authority pursuant to Section 3.1.1(d), the JSC will use reasonable best efforts to reach unanimous agreement on a proposed action, approval or resolution with each Party (regardless of the number of attendees from the Party at a given meeting) having only one (1) vote, which vote will be cast by the Party’s Co-Chairperson or its designee. If the JSC is unable to reach unanimous agreement, such matter will be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, then:

(a) AEVI will have final decision-making authority with respect to all matters concerning Development of the Licensed Product for the initial indication in the Field in the Territory and the European Union, subject to Section 8.2.1; provided that the performance of such activities under the Development Plan (or portions thereof) for the initial indication in the Field in the Territory or European Union cannot be assigned to KKC except with KKC’s consent;
(b) Development of indications in the Field for the Licensed Product in the Territory and/or European Union beyond the initial indication will require the unanimous consent of the JSC on all matters relating to Development Plans and Development budgets; and
(c) final decision-making authority with respect to Commercialization of Licensed Products in a given territory, including but not limited to Commercialization Plans, Commercialization budgets, manufacturing of commercial supply and decisions on pricing and reimbursement, will not be subject to approval by the JSC (or any other committee created pursuant to this Agreement) and will be subject to the final decision-making authority of the Party who holds the Commercialization rights in such territory.
3.2 Joint Development Committee.
3.2.1 Establishment of JDC. As soon as practicable and no later than (***) after the establishment of the JSC, the JSC will establish a committee to facilitate Development of Licensed Products (the “Joint Development Committee” or “JDC”) as follows:
(a) Composition of the JDC. The JDC will be comprised of not less than two (2) and not more than five (5) representatives from each Party. One (1) such representative from each Party will be designated as that Party’s “Development Team Leader” to act as the primary JDC contact for that Party. AEVI’s Development Team Leader will be the chairperson of the JDC. Each Development Team Leader will be responsible for ensuring that his/her Party’s JDC members carry out the activities assigned to them under any Development Plan. Each Party will appoint its respective representatives to the JDC within (***) after the establishment of the JSC and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Any member of the JDC may designate a substitute to attend and perform the functions of that member at any meeting of the JDC. Additional representatives or consultants may from time to time be invited to attend JDC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.
(b) Meetings. The JDC will meet monthly, or at such other frequency as is necessary, as agreed by the JDC based on the volume of Development activity. The JDC may meet by means of teleconference, videoconference or other similar communications equipment unless the Development Team Leaders agree to an in-person meeting. In-person meetings will alternate between a KKC facility in Japan and a AEVI facility in the United States.

(c) Secretary. AEVI’s Development Team Leader will appoint a secretary from among the AEVI representatives on the JDC to act as secretary of the JDC meeting. The secretary will record in sufficient detail the discussion and decisions of the JDC. Such minutes will be circulated to the Parties promptly following the meeting for review, comment and distribution. Such minutes will then be distributed to the JSC for information only. The Parties will endeavor to manage the business and meetings of the JDC in the most cost-effective way possible.
(d) Responsibilities. The JDC will have the following responsibilities:
(i) preparing Development Plans and Development budgets set forth therein, including amendments and updates thereto, and submitting such Development Plans and Development budgets to the JSC for approval; provided that (1) the AEVI representatives on the JDC will be primarily responsible for preparing the portions of the Development Plan containing the operational activities of AEVI and all amendments and updates thereto and (2) the KKC representatives on the JDC will be primarily responsible for preparing the portions of the Development Plan containing the operational activities of KKC and all amendments and updates thereto;
(ii) developing a regulatory strategy, clinical development strategy and clinical supply strategy for the Territory and the European Union and submitting such strategies to the JSC for approval;
(iii) reviewing Development progress and a comparison of actual Development Costs to the applicable annual Development budget for the Contract Year-to-date;
(iv) making Development recommendations to the JSC for approval;
(v) facilitating the transfer of Know-How and Confidential Information between the Parties for purposes of facilitating the Development activities of the Parties under this Agreement
(vi) reviewing requests from clinical investigators on investigators’ sponsored trials and making recommendations to the JSC for approval; and
(vii) performing such other activities as are contemplated under this Agreement and that the Parties mutually agree will be the responsibility of the JDC.
(e) JDC Decision-Making. With respect to any matter over which the JDC has authority pursuant to Section 3.2.1(d), the JDC will use reasonable best efforts to reach unanimous agreement on a proposed action, approval or resolution with each Party (regardless of the number of attendees from the Party at a given meeting) having only one (1) vote, which vote will be cast by the Party’s Development Team Leader or its designee. If the JDC is unable to reach unanimous agreement, such matter will be referred to the JSC for resolution in accordance with Sections 3.1.1(d)(v) and 3.1.3.

3.3 Joint Commercialization Committee.
3.3.1 Establishment of JCC. As soon as practicable and no later than (***) prior to the projected First Commercial Sale of a Licensed Product in the Territory or the European Union, the JSC will establish a committee to facilitate Commercialization of Licensed Products (the “Joint Commercialization Committee” or “JCC”) as follows:
(a) Composition of the JCC. The JCC will be comprised of not less than two (2) and not more than five (5) representatives from each Party. One (1) such representative from each Party will be designated as that Party’s “Commercial Team Leader” to act as the primary JCC contact for that Party. Each Commercial Team Leader will be responsible for ensuring that his/her Party’s JCC members carry out the activities assigned to them under any Commercialization Plan. Each Party will appoint its respective representatives to the JCC within (***) after the establishment of the JCC and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Any member of the JCC may designate a substitute to attend and perform the functions of that member at any meeting of the JCC. Additional representatives or consultants may from time to time be invited to attend JCC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.
(b) Meetings. The JCC will meet monthly, or at such other frequency as is necessary, as agreed by the JCC based on the volume of Commercialization activity. The JCC may meet by means of teleconference, videoconference or other similar communications equipment unless the Commercial Team Leaders agree to an in-person meeting. In-person meetings will alternate between a KKC facility in Japan and a AEVI facility in the United States.
(c) Secretary. AEVI’s Commercial Team Leader will appoint a secretary from among the AEVI representatives on the JCC to act as secretary of the JCC meeting. The secretary will record in sufficient detail the discussion and decisions of the JCC. Such minutes will be circulated to the Parties promptly following the meeting for review, comment and distribution. Such minutes will then be distributed to the JSC for information only. The Parties will endeavor to manage the business and meetings of the JCC in the most cost-effective way possible.
(d) Responsibilities. The JCC will have the following responsibilities:
(i) overseeing the Commercialization of the Licensed Products;
(ii) setting overall strategic objectives and plans (including pricing and reimbursements) relating to Commercialization of the Licensed Products in the Field in the Territory and the European Union;
(iii) reviewing the Commercialization Plans and Commercialization budgets for the Territory and proposed material amendments or updates thereto submitted to the JCC by AEVI;

(iv) reviewing the Commercialization Plan and Commercialization budgets for the European Union and proposed material amendments or updates thereto submitted to the JCC by KKC;
(v) monitoring Commercialization activities for Licensed Products undertaken by the Parties in the Territory and the European Union;
(vi) reviewing Commercialization issues in the Field in the Territory and the European Union;
(vii) providing a forum for the Parties to discuss the Commercialization of the Licensed Products in the Field in the Territory and the European Union;
(viii) facilitating the transfer of Confidential Information between the Parties for purposes of facilitating the Commercialization activities of the Parties hereunder; and
(ix) performing such other activities as are contemplated under this Agreement and that the Parties mutually agree will be the responsibility of the JCC.
(e) JCC Decision-Making. The JCC is a consultative body only and has no decision making power.
Article 4.
DEVELOPMENT

4.1 Overview. AEVI will take the lead for (a) all Development of the Licensed Product in the Field in the Territory (subject to Section 6.1.2 in the case of Canada) for the initial indication and, if additional Development is approved by the JSC, additional indications in the Field beyond the initial indication, and (b) all Development of the Licensed Product in the Field in the European Union (subject to Section 6.1.1 in the case of terminated countries in the European Union) for the initial indication before the first Regulatory Approval for a Licensed Product in the European Union is transferred from AEVI to KKC, in each of (a) and (b) as more fully set forth in this Article 4. After receipt of the first Regulatory Approval for a Licensed Product in the Field in the United States and after the transfer of the first Regulatory Approval to KKC, pursuant to Section 4.3.1(c), further Development in the given jurisdiction is subject to Section 4.2.2.
4.2 Development Plans.
4.2.1 Development Plans. AEVI has delivered to KKC the most current version of the clinical protocol for the Adolescent Study (as defined in the Clinical Development and Option Agreement).
4.2.2 Additional Indications. At any time, either Party may propose to Develop in the Territory and/or the European Union Licensed Products for additional indications in the Field (i.e., in addition to the first indication) by submitting to the JDC a written proposal for the

Development thereof, including a proposed work plan, budget and timeline. Upon unanimous agreement by the JDC members to Develop Licensed Products for such additional indication(s), the JDC will update the Development Plan to include such Development and submit the updated Development Plan for approval by the JSC. Neither Party will initiate such Development activities in the Territory and/or the European Union with respect to any additional indication in the Field without the unanimous approval by JSC.
4.2.3 Updates. As early as necessary and no later than (***) prior to the beginning of the next Contract Year, the JDC will update each Development Plan and submit such updated Development Plans to the JSC for approval, which approval will occur no later than (***) prior to the beginning of the next Contract Year. Each Development Plan will contain the specific Development objectives to be achieved by each Party during the then-current Contract Year and the annual budget for such Contract Year, the specific Development activities to be performed by each Party and the timeline for performing such Development activities. Each Party will use its Commercially Reasonable Efforts to perform the activities designated to be performed by such Party pursuant to each Development Plan.
4.2.4 Global Clinical Study. If AEVI conducts a Global Clinical Study in the Field in any country in the Territory, at KKC’s request AEVI will in good faith discuss with KKC including sites in countries outside of the Territory for such Global Clinical Study in order for KKC to join such Global Clinical Study. In order for AEVI to include such sites in the Global Clinical Trial, such discussions must result in a mutually satisfactory amendment to this Agreement that addresses all relevant matters including operational matters (such as allocation of responsibilities between the Parties), regulatory matters (such as preparation of any required IND, management of communications with Regulatory Authorities and which Party will be the holder of the IND/sponsor of the trial), risk matters (including KKC indemnifying AEVI for Losses resulting from Third Party Claims arising from the trial at such sites including product liability and from AEVI’s performance of its allocated responsibilities) and KKC bearing all costs associated with all of the foregoing. In this Agreement, “Global Clinical Study” means, with respect to Development of Licensed Products, a study with a unique protocol, the results of which are designed to be submitted to Regulatory Authorities of the United States and European Union and other countries as mandatory for obtaining Regulatory Approval of such Licensed Products in the respective countries.
4.2.5 Development Event Notices. AEVI will inform KKC of the occurrence of each of the following events in writing within (***) after such occurrence: (a) commencement of the first Phase 3 Clinical Trial for any Licensed Product in the Territory and/or the European Union; and (b) receipt of the first Regulatory Approval for any Licensed Product in the Territory. In this Agreement, “Phase 3 Clinical Trial” means a registration or pivotal clinical trial performed in accordance with applicable laws and conducted in subjects with a particular disease or condition which is designed to establish the efficacy and safety of a Licensed Product given its intended use and to define warnings, precautions and adverse events that are associated with such Licensed Product in the dosage range intended to be prescribed.

4.3 Development Responsibilities for Licensed Products. The Parties will share responsibility for Development activities for Licensed Product for the Field for Territory and the European Union as follows:
4.3.1 Regulatory Matters.
(a) Strategy. The JDC will develop, and the JSC will review and approve, a regulatory strategy for the Field for the United States, the European Union and Canada (subject to Section 6.1.2), that is consistent with the terms of this Agreement. Pursuant to and in accordance with such regulatory strategy, AEVI will use Commercially Reasonable Efforts to prepare Regulatory Approval Applications or other submissions to Regulatory Authorities that AEVI is responsible for preparing under this Agreement that are suitable in content and format for use in all geographies in the applicable Territory and the European Union (e.g., use of ICH eCTD format).
(b) Communications with Regulatory Authorities.
(i) The Parties will jointly participate in the following, as set forth in Section 4.3.1(b)(ii): (w) all material communications with any Regulatory Authority in the Territory and the European Union; (x) label development, including negotiations with any Regulatory Authority in the Territory and the European Union; (y) advisory committee meetings in the Territory and the European Union; and (z) negotiation with any Regulatory Authority in the Territory and the European Union regarding post-approval commitments.
(ii) The Parties will comply with the following procedures for effecting joint participation in communications with Regulatory Authorities with respect to Licensed Products in the Field in the Territory and the European Union as follows:
(1) AEVI will lead communications with Regulatory Authorities in the Territory. AEVI will lead communications with Regulatory Authorities in the European Union until the first Regulatory Approval for a Licensed Product in the Field in the European Union is transferred from AEVI to KKC. KKC will lead communications with Regulatory Authorities in the European Union after the first Regulatory Approval for a Licensed Product in the Field in the European Union is transferred from AEVI to KKC. AEVI will assist KKC in communications with Regulatory Authorities in the European Union.
(2) In this regard, in the event of a Planned Agency Contact from a Regulatory Authority in the Territory or the European Union to AEVI that is a Substantive Contact, AEVI will notify KKC in advance of the contact in order to allow adequate time for KKC’s participation or review. If the Substantive Contact is required urgently and is imminent, every reasonable attempt should still be made to notify KKC to enable comment or participation;
(3) In the event of an Unplanned Agency Contact from a Regulatory Authority in the Territory or the European Union to a Party that is a Substantive Contact, such Party will communicate the substance of such Substantive Contact to the other Party as soon as possible. In the rare case that an immediate response is required by the

Regulatory Authority, the responding Party will capture the response provided to the Regulatory Authority in writing and communicate the response to the other Party within twenty-four (24) hours;
(4) In the event of Planned Agency Contacts or Unplanned Agency Contacts that are Administrative Contacts, AEVI, KKC or the contacted Party, as applicable, will communicate such contact with the other Party no later than forty-eight (48) hours after such contact is made;
(5) Each Party will provide to the other Party, as soon as reasonably practicable, copies of any documents or other correspondence received from such Regulatory Authorities in the Territory or the European Union (including without limitation any meeting minutes); and
(c) Regulatory Approvals.
(i) AEVI will be responsible for preparing and filing Regulatory Approval Applications for the Licensed Products in the Field for the United States and Canada (subject to Section 6.1.2). Regulatory Approval Applications for which AEVI is responsible and any resulting Regulatory Approvals of the Licensed Products in the Field in the Territory will be made and issued in the name of AEVI or its Related Parties. AEVI will provide KKC with drafts of any Regulatory Approval Applications for which AEVI is responsible to be submitted to the applicable Regulatory Authorities in the Territory sufficiently in advance of submission to allow KKC to exercise its right to review and comment on such documents.
(ii) AEVI will be responsible for preparing and filing the first Regulatory Approval Application for the Licensed Products in the Field for the European Union. AEVI will apply for such first Regulatory Approval for the Licensed Products in the Field in the European Union by submitting the Regulatory Approval Applications with AEVI (or its local agent) as the applicant and KKC or KKC’s designee as the proposed Regulatory Approval holder to EMA. AEVI will provide KKC with drafts of any Regulatory Approval Applications to be submitted to EMA sufficiently in advance of submission to allow KKC to exercise its right to review and comment on such documents. After receipt of the Regulatory Approval for the Licensed Product in the first indication in the Field in the European Union, the JSC will determine which Party shall be responsible for preparing and filing Regulatory Approval Applications for (a) the Licensed Products in the Field in any country in the European Union in which AEVI fails to obtain Regulatory Approval in the first indication, if any, and (b) the Licensed Products in the second indication in the Field in the European Union. All Regulatory Approval Applications and any resulting Regulatory Approvals of the Licensed Products for the European Union after the Regulatory Approval for the first indication will be issued in the name of KKC or its Related Parties. In countries/regions in the European Union where a Regulatory Approval is only given to a party who has filed the Regulatory Approval Application therefor, the Parties will discuss in good faith and decide on the method how to file the Regulatory Approval Applications and the timing to transfer the title to the Regulatory Approval Applications and/or Regulatory Approval from AEVI to KKC such that KKC will hold title to such Regulatory Approval as soon as practicable after such Regulatory Approval is obtained.

(iii) AEVI grants KKC a right of reference to Regulatory Approval Applications filed by AEVI in the Territory for purposes of KKC obtaining Regulatory Approval (a) outside the Field in the Territory and (b) outside the Territory and will provide the FDA with any required document to effect such right of reference. In addition, AEVI will provide KKC manufacturing information for the CMC section of KKC’s Regulatory Approval Applications for the Licensed Product outside the Territory where applicable.
(d) Assistance. Each Party will cooperate with the other Party to provide all reasonable assistance and take all actions reasonably requested by the other Party that are necessary or desirable to enable the other Party to comply with any Applicable Law, including, but not limited to, reporting adverse drug experiences (and serious adverse drug experiences) to the applicable Regulatory Authorities.
4.3.2 Clinical Development. Subject to Sections 3.1.3 and 4.2.2, the JDC will develop, and the JSC will review and approve, a clinical development strategy for the Field for the Territory and the European Union. Each Development Plan will be consistent with such clinical development strategy. AEVI will lead the day-to-day clinical Development for Licensed Product in the Field for the Territory as necessary for preparing and submitting Regulatory Approval Applications in the Territory and, subject to the following sentence, with EMA. After the first Regulatory Approval for a Licensed Product in the Field in the European Union is obtained by KKC, any such Development will be performed by the Parties as determined by the JSC, subject to Sections 3.1.3(b) and 4.2.2. AEVI will take the lead for any Phase 4 Clinical Trial, and will provide assistance with respect to any other activity, that is required by the applicable Regulatory Authority to be conducted in the Territory and/or European Union for the initial indication in the Field. AEVI will provide reasonable consultation to KKC upon KKC’s request in connection with Development of the Licensed Product outside the Territory.
4.3.3 CMC. AEVI will be solely responsible for all chemistry, manufacturing and control activities for the Licensed Product to support Regulatory Approval for the initial indication in the Field in the Territory and the European Union, which, for clarity includes all CMC activities up to and including manufacturing process development, commercial scale-up and validation. AEVI will bear all costs and expenses incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development for the initial indication in the Field in the Territory and the European Union (including failed batches and any batches, or parts thereof, that are Manufactured after the Effective Date, in anticipation of clinical studies but which are not actually used), and disposal of clinical samples, and, for clarity, none of such costs will be included in Allowable Expenses.
4.3.4 Preclinical Development. If the JSC so tasks the JDC, the JDC will develop, and the JSC will review and approve, a preclinical strategy for the Territory and the European Union, which strategy will provide for the roles and responsibilities of the Parties in (a) preparing and reviewing the preclinical sections of all Regulatory Approval Applications and other submissions to any Regulatory Authorities for the Territory and the European Union, and (b) providing pharmacokinetic, pathology, toxicology and bioanalytical support for the clinical program.

4.4 Drug Safety.
4.4.1 Responsibility Before First Commercial Sale. Prior to the First Commercial Sale of a Licensed Product in the Field in the Territory or the European Union, AEVI will hold and manage the safety database and will lead safety monitoring and reporting in the Territory and the European Union, and KKC will hold and manage the safety database during clinical development and will lead safety monitoring and reporting outside the Territory and outside the European Union. Each Party will allow the other Party and its Affiliates and sublicensees or Third Parties acting on their respective behalf, to:
(a) review all serious adverse events within time frames that comply with 21 CFR 312.32;
(b) review IND safety reports, investigator brochure amendments, patient consent forms and clinical protocols;
(c) review monthly line listings;
(d) read and write to the database;
(e) participate in signaling discussions; and
(f) review all periodic reporting required by Regulatory Authorities (e.g., IND Annual Reports, EU Annual Safety Reports, etc.).
The Parties agree to jointly develop and enter into a global safety data exchange and pharmacovigilance agreement to facilitate this exchange of information no later than (***) prior to the date of initiation of the first clinical study sponsored by KKC if and when KKC decides to Develop the Licensed Product in its jurisdiction. In such case, AEVI will be responsible for holding and maintaining the global safety database for the Licensed Product.
4.4.2 After First Commercial Sale. In case the Parties have not entered in to a global safety data exchange and pharmacovigilance agreement according to Section 4.4.1, not later than (***) prior to the anticipated First Commercial Sale of a Licensed Product in the Territory or the European Union, AEVI and KKC will jointly develop and enter into a global safety data exchange and pharmacovigilance agreement. In such case, AEVI will be responsible for holding and maintaining the global safety database for the Licensed Product.
4.5 Records. Each Party will maintain scientific records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which will fully and properly reflect all work done and results achieved in the performance of Development under this Agreement by such Party. Each Party will have the right, during normal business hours and upon reasonable notice, to inspect and copy (or request the other Party to copy) all records of the other Party maintained in connection with the work done and results achieved in the performance of Development under this Agreement. All such records and the information disclosed therein will be maintained in confidence by the recipient in accordance with Article 10.

4.6 Know-How Transfer. In order to facilitate Development of Licensed Products, from time to time during the Term, each Party will disclose or transfer to the other Party any applicable KKC Know-How or AEVI Know-How, as the case may be, existing as of the Effective Date or developed after the Effective Date that is reasonably necessary or useful for the Development or Manufacture of the Licensed Products. Except as otherwise provided under this Agreement or explicitly authorized in writing by a Party, all Know-How delivered by such Party to the other Party will remain the sole property of such Party.
Article 5.
COMMERCIALIZATION

5.1 Commercialization. AEVI will be solely responsible for all Commercialization activities relating to the Licensed Products in the Field in the Territory, and as between AEVI and KKC, AEVI will record all revenues in connection with the Commercialization of Licensed Products in the Field in the Territory. KKC will be solely responsible for all Commercialization activities relating to the Licensed Products (a) outside the Field in the Territory and (b) outside the Territory, and as between AEVI and KKC, KKC will record all revenues in connection with the Commercialization of Licensed Products (i) outside the Field in the Territory and (ii) outside the Territory. AEVI will provide reasonable consultation to KKC upon KKC’s request in connection with Commercialization of the Licensed Product outside the Territory.
5.2 Commercialization Plans and Budgets. Commencing at least (***) prior to the projected First Commercial Sale of a Licensed Product in the Field in the Territory or the European Union, as applicable, the Commercialization Party will commence preparing a commercialization plan (each, a “Commercialization Plan”) for such Licensed Product in the Field in the Commercialization Party’s territory (i.e., AEVI is the Commercialization Party with respect to the Territory and KKC is the Commercialization Party with respect to the European Union), including but not limited to marketing strategies and materials, and patient advocacy, and a proposed annual budget estimating with reasonable detail Allowable Expenses expected to be incurred by AEVI in connection with the Commercialization of Profit-Share Products. No later than (***) prior to the projected First Commercial Sale of such Licensed Product in the Commercialization Party’s territory, the Commercialization Party will submit a Commercialization Plan to the JCC for information only. After the launch of such Licensed Product, no later than (***) prior to the beginning of the next Contract Year, the Commercialization Party will update the Commercialization Plan for the Field in the Commercialization Party’s territory for such Licensed Product and submit such proposed updates to the JCC for information only. During the course of the Commercialization Party’s initial preparation of the Commercialization Plan and any subsequent updates, the other Party may, through its representatives on the JCC, provide input on Commercialization strategies for the Field for the Territory and the European Union. The Commercialization Party will give reasonable consideration to the other Party’s input, but the other Party acknowledges that the Commercialization Party has the final decision-making authority over Commercialization activities in the Field in the Commercialization Party’s territory.
5.3 Manufacturing and Supply.

5.3.1 Responsibility. The JCC will develop a manufacturing and supply strategy for the Territory. Pursuant to this strategy, AEVI will be solely responsible for and will lead day-to-day operational management of Manufacturing and supplying any Licensed Product for Commercialization in the Field in the Territory.
5.3.2 Supply by AEVI. Subject to Section 5.3.3, AEVI will Manufacture and supply all of KKC’s requirements of Licensed Product for Commercialization and/or Development outside the Field in the Territory and outside the Territory. AEVI will supply KKC with unlabeled vialed Licensed Product for clinical trials conducted (a) outside the Territory, and (b) outside of the Field in the Territory and unlabeled vialed Licensed Product for Commercialization (i)  outside the Territory or (ii) outside the Field in the Territory, in each case at (***). AEVI’s distribution of Licensed Product will be to a single distributor or Affiliate of KKC, as directed by KKC. AEVI will ship all Licensed Product FCA (INCOTERMS 2020) AEVI’s point of destination. The Parties will use Commercially Reasonable Efforts to complete within (***) after the Effective Date a supply agreement governing the terms of such supply by AEVI to KKC containing reasonable and customary terms contained herein and those additional terms typically associated with supply of pharmaceutical products (the “Supply Agreement”).
5.3.3 KKC Manufacture Option. KKC will have the right to assume the right and responsibility to Manufacture or have Manufactured the Licensed Product for the jurisdictions designated in writing by KKC by notifying AEVI (“KKC Manufacture Option”). KKC may exercise the KKC Manufacture Option at any time on or before (***). Within (***) after such notice, the JCC will begin working on a transition plan for transferring responsibility for such Manufacturing from AEVI to KKC within a commercially reasonable timeframe, which transition plan will ensure the continuous, uninterrupted supply of the Licensed Product in the Territory, a process for ensuring that the transfer of the Manufacturing process and KKC’s Manufacturing activities will comply with all Applicable Law (including without limitation obtaining all required permits and licenses from FDA) and the assignment to, and assumption by, KKC of any manufacturing agreement entered into between AEVI or any of its Related Parties and any Third Party for the Manufacture of the Licensed Product (the “Manufacturing Responsibility Transition Plan”). In the event that KKC determines not to assume any contract for the Manufacture of the Licensed Product, AEVI and KKC will each be responsible for the payment of fifty percent (50%) of any fees and expenses attributable to the early termination of such agreement. The Manufacturing Responsibility Transition Plan will be subject to the unanimous approval of the JSC. Each Party will use Commercially Reasonable Efforts to perform its responsibilities under the Manufacturing Responsibility Transition Plan. Under the Manufacturing Responsibility Transition Plan, AEVI will transfer to KKC all AEVI Know-How that is reasonably necessary or useful for Manufacturing of the Licensed Product. Upon transfer of Manufacturing to KKC in accordance with the Manufacturing Responsibility Transition Plan, as between the Parties, KKC will assume the right and responsibility to Manufacture Licensed Products for the jurisdictions designated by KKC, itself or through Third Parties. For the avoidance of doubt, none of AEVI or any of its Related Parties will be required to cease Manufacturing of the Licensed Product or to terminate any manufacturing agreement entered into between AEVI or any of its Related Parties and any Third Party for the Manufacture of the Licensed Product, in each case, until (a) KKC enters into a supply agreement with AEVI or its

Related Parties (as designated by AEVI) governing the terms of supply by KKC to AEVI containing reasonable and customary terms contained herein and those terms typically associated with supply of pharmaceutical product and (b) the transition of Manufacturing to KKC has been successfully completed including KKC receiving all required permits and licenses from FDA and KKC demonstrating its ability to Manufacture Licensed Product for the Field in the Territory that meets all relevant quality standards and specifications and in quantities sufficient to meet AEVI’s and its Related Parties requirements. The Out-of-Pocket Costs for the transfer will be shared equally by both Parties. After the transition is completed, AEVI will have the right to purchase the unlabeled vialed Licensed Product from KKC at (***).
5.3.4 Inspection Rights. Not more than once per year, if either Party (the “Inspecting Party”) has any reasonable concerns regarding the other Party’s or its Related Parties’ Manufacturing of any Licensed Products or any other reasonable necessities for inspection or audit, the Inspecting Party will have the right, at the Inspecting Party’s expense and on not less than (***) prior notice, to inspect the facilities where the other Party or its Related Parties Manufacture, or have Manufactured, any Licensed Products and to audit the procedures of such other Party or its Related Parties for the Manufacturing of Licensed Products for purposes of quality control.
5.4 Medical Affairs Activities. AEVI will be solely responsible for Medical Affairs Activities with the Licensed Products in the Field in the Territory, and KKC will be solely responsible for Medical Affairs Activities with the Licensed Products outside the Territory. The Commercialization Party will have the exclusive right to respond to all questions or requests for information about the Licensed Products made by any medical professionals or any other Person in its respective territory and field that are beyond the scope of the Product Labels and Inserts.
5.5 Cross Territory Sales.
5.5.1 KKC Restrictions. KKC will not Commercialize or authorize the Commercialization of any Licensed Product in the Field in the Territory. KKC will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Products in the Field in the Territory; provided that KKC may ship, consign, or otherwise transfer any Licensed Product inside Territory for purposes of Manufacturing the Licensed Products for Development and Commercialization of the Licensed Products outside Territory or outside the Field in the Territory. KKC will use Commercially Reasonable Efforts to ensure that Licensed Products sold by or on behalf of KKC outside the Territory are not Commercialized in the Field in the Territory, including use via re-importation from a country or jurisdiction outside the Territory. Without limiting the generality of the foregoing, KKC will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product in the Field in the Territory. KKC will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of KKC’s contracts with any of the foregoing.
5.5.2 AEVI Restrictions. AEVI will not Commercialize or authorize the Commercialization of any Licensed Product outside the Territory or outside the Field in the

Territory. AEVI will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Product outside the Territory or outside the Field in the Territory; provided that AEVI may ship, consign, or otherwise transfer any Licensed Product outside the Territory for purposes of Manufacturing the Licensed Products and/or Developing the Licensed Products for Commercialization in the Field in the Territory. AEVI will use Commercially Reasonable Efforts to ensure that Licensed Products sold by or on behalf of AEVI in the Territory are not Commercialized outside the Territory. Without limiting the generality of the foregoing, AEVI will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product outside the Field in the Territory or facilitate the use of such Licensed Product outside the Territory. AEVI will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of AEVI’s contracts with any of the foregoing.
Article 6.
DILIGENCE

6.1 Diligence in Development.
6.1.1 Generally. AEVI will use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in the Territory (subject, with respect to Canada, to Section 6.1.2) and the European Union and to obtain Regulatory Approvals for the Licensed Product in the Field in the Territory (subject, with respect to Canada, to Section 6.1.2) and the European Union. For clarity, in the European Union, AEVI will apply to obtain the Regulatory Approval for a Licensed Product for the initial indication in the Field, provided that such Regulatory Approval will be owned by KKC or KKC’s designee and will designate KKC or KKC’s designee as the marketing authorization holder as described in Section 4.3.1(c)(ii). For clarity, AEVI will take the lead for the Phase 4 Clinical Trial in the European Union and provide KKC or KKC’s designee all the Regulatory Materials with respect to such Phase 4 Clinical Trial for the initial indication. Subject to Section 6.1.2, if, with respect to any country in the Territory or the European Union, AEVI (a) does not (***), or (b) (***) files a Regulatory Approval Application but does not obtain Regulatory Approval and no additional clinical Development or Manufacturing activities are being conducted (***) in such country for such Licensed Product, then KKC will have the right to terminate this Agreement with respect to such country. For the avoidance of doubt, the filing of a Regulatory Approval Application with the EMA is considered a filing of a Regulatory Approval Application in all countries of the European Union.
6.1.2 Canada. With respect to Canada, the Parties acknowledge that Development of a Licensed Product in the Field in Canada is a matter for discussion in the JDC and the JSC at an appropriate time after Development of the Licensed Product for the initial indication in the Field in the Territory and the European Union is substantially advanced. Such discussion should take place no later than when the JSC decides to file the first Regulatory Approval Application for the Licensed Products in the Field in the United States, following the data readout of the Phase 3 Clinical Trial. If the JSC unanimously agrees not to proceed with the Development of a

Licensed Product in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, then AEVI will not be required to use Commercially Reasonable Efforts to Develop a Licensed Product and to obtain Regulatory Approvals for the Licensed Product in the Field in Canada. If AEVI elects not to proceed with the Development of a Licensed Product in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, and the JSC does not unanimously agree to the foregoing, then KKC may terminate this Agreement pursuant to Section 11.2.3 solely with respect to Canada, and AEVI will not be required to use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in Canada and to obtain Regulatory Approvals for the Licensed Product in the Field in Canada.
6.2 Diligence in Commercialization. AEVI will use Commercially Reasonable Efforts to Commercialize each Licensed Product in each country of the Territory in which Regulatory Approval is obtained, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities. KKC will use Commercially Reasonable Efforts to Commercialize each Licensed Product in the United Kingdom, France, Germany, Spain, and Italy (“EU5 Countries”); provided that Regulatory Approval is obtained for such country, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities. Both Parties acknowledge and agree that there may be cases that KKC may use Commercially Reasonable Efforts and choose not to Commercialize the Licensed Product in some of the EU5 Countries due to reimbursement pricing or for some other reasons, and in such cases KKC will not be liable for a breach of the diligence obligation set forth in this Section 6.2 in respect of such country.
6.3 Reports. On a semiannual basis but not later than June 30 and December 31 of each Contract Year, (a) each Party will provide to the JSC a written report summarizing its Development (including the status of any Regulatory Approval process) activities in the Territory and the European Union and (b) each Commercialization Party will provide other Party with a written report summarizing its Commercialization activities with respect to the Licensed Products in its territory on a Licensed Product-by-Licensed Product and country-by-country basis during the just-ended semiannual period.
Article 7.
LICENSES

7.1 License Grants to AEVI.
(a) Subject to the terms and conditions of this Agreement, KKC grants to AEVI, under the KKC Technology, an exclusive, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses solely as provided in Section 7.4, to:
(i) Develop Licensed Products (1) in the Field in the Territory, and (2) in the Field in the European Union, in the case of this clause (2) on behalf of KKC;

(ii) Manufacture or have Manufactured (subject to Sections 7.4.4 and 7.6) Licensed Products, unless and until KKC assumes Manufacturing after KKC exercises the KKC Manufacture Option; and
(iii) use, offer for sale, sell, have sold and otherwise Commercialize Licensed Products in the Field in the Territory; in each of clause (i), (ii), and (iii) in accordance with this Agreement.
(b) KKC hereby grants AEVI a non-exclusive, royalty-free, perpetual, worldwide, fully paid-up license, with the right to sublicense as provided in Section 7.4 without a duty of accounting or the obligation to obtain consent, under the KKC Inventions for which the costs of generating such KKC Invention was borne by both Parties pursuant to Section 8.2 and/or accounted as an Allowable Expense pursuant to Section 8.4, for any and all purposes.
7.2 License Grants to KKC.
(a) Subject to the terms and conditions of this Agreement, AEVI grants KKC, under the AEVI Technology, a non-exclusive license, royalty-free (except as to the AEVI In-License as set forth in Section 8.6.4(b)) license, with the right to sublicense solely as provided in Section 7.4, to:
(i)  Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized Licensed Products outside the Field in the Territory and in any and all fields outside the Territory; and
(ii) Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized any diagnostic product that is reasonably necessary or useful in connection with the Manufacture, use, offer for sale, and/or sale of the Licensed Product outside the Field in the Territory and in any and all fields outside the Territory.
(b) AEVI hereby grants KKC a non-exclusive, royalty-free, perpetual, worldwide, fully paid-up license, with the right to sublicense as provided in Section 7.4 without a duty of accounting or the obligation to obtain consent, under any AEVI Inventions for which the costs of generating such KKC Invention was borne by both Parties pursuant to Section 8.2 and/or accounted as an Allowable Expense pursuant to Section 8.4, for any and all purposes.
7.3 Rights of Reference. Each Party hereby grants to the other Party the right to reference any and all Regulatory Approval Applications and Regulatory Approvals filed or obtained by the other Party in respect of a Licensed Product solely for use in connection with exercising such Party's rights under Section 7.1 or 7.2, as applicable.
7.4 Sublicenses.
7.4.1 Right to Sublicense. AEVI may not sublicense the rights granted to it under Section 7.1 to its Related Parties or Third Parties without the prior written consent of KKC,

which consent will not be unreasonably withheld, conditioned or delayed. KKC may not sublicense the rights granted to it under Section 7.2 to its Related Parties or Third Parties without the prior written consent of AEVI, which consent will not be unreasonably withheld, conditioned or delayed. The sublicensing Party will remain responsible for the performance of its sublicensees under this Agreement, including for all payments due hereunder. The sublicensing Party will provide the other Party with notice of each sublicense granting rights to Commercialize Licensed Products promptly after execution of such sublicense. In addition, each Party will provide a copy of any such sublicense to the other Party after execution of such sublicense. All such notices of sublicenses provided by the sublicensing Party under this Section 7.4.1 will be deemed to be Confidential Information of the sublicensing Party subject to the provisions of Article 10 whether or not so marked. (***) for nominal consideration to the extent reasonably necessary or useful for the Manufacture of Licensed Products (***).
7.4.2 Terms. Each sublicense granted by a Party pursuant to Section 7.4.1 will be subject and subordinate to the terms and conditions of this Agreement and will contain terms and conditions consistent with those in this Agreement. Agreements with any sublicensee that include the right to Commercialize any Licensed Product(s) will contain the following provisions: (a) the requirement set forth in Section 8.6.4(c); and (b) a requirement that such sublicensee comply with the confidentiality and non-use provisions of Article 10 with respect to both Parties’ Confidential Information.
7.4.3 Effect of Termination on Sublicenses. If this Agreement terminates for any reason, each Party agrees to use Commercially Reasonable Efforts to enter into direct licenses with the other Party’s sublicensees; provided that the sublicensee is not in breach of its sublicense agreement and such sublicensee agrees to comply with all of the terms of this Agreement to the extent applicable from the rights originally sublicensed to it by the sublicensing Party.
7.4.4 Subcontracting. The Parties will be entitled to utilize the services of Third Parties, including Third Party contract research organizations and service providers to perform their respective Development activities; provided that each Party will remain at all times fully liable for its respective responsibilities under each Development Plan and this Agreement. Any agreement with a Third Party to perform a Party’s responsibilities under this Agreement will include confidentiality and non-use provisions which are no less stringent than those set forth in Article 10 and intellectual property provisions that will allow such Party to comply with Article 9. Notwithstanding the foregoing, AEVI will not have the right to have the Licensed Product Manufactured by any Third Party without the prior written consent of KKC, which consent will not be unreasonably withheld, conditioned or delayed.
7.5 Exclusivity. Until expiration of all Data Exclusivity Periods for the Licensed Product in a jurisdiction in the Territory, AEVI and its Affiliates will not Commercialize, directly or indirectly, or in-license or otherwise acquire any product that is a Competing Product in the Field in such jurisdiction; provided, however, if AEVI or its Affiliates obtains such a Competing Product through a Change of Control or other acquisition or merger with, a Third Party, then

AEVI or its Affiliate (***). KKC has the right to Develop, Manufacture or Commercialize, directly or indirectly, or in-license or otherwise acquire any product that is a Competing Product.
7.6 In-Licenses.
7.6.1 KKC In-Licenses. All licenses and other rights granted to AEVI by KKC under this Article 7 are subject to the rights and obligations of KKC under the KKC In-Licenses. For the avoidance of doubt, if KKC Controls only a non-exclusive license under a KKC In-License, KKC’s grant of exclusive license rights pursuant to Section 7.1 means that KKC and its Affiliates will not exercise and will not sublicense such rights with respect to Licensed Products in the Field in the Territory. AEVI and its Related Parties, and the applicable rights and licenses granted to AEVI hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the KKC Patent Rights solely owned by LJI. AEVI agrees to be bound by the pertinent sections of Section 1 of, and Sections 2.2, 2.3, 2.4, 2.5, 3.1, 5.3, 7.3, 7.4, 7.6, 7.9, 8.4, 8.5, 8.6, 10.4, 10.5, 10.6, 11.1, 12.6, 12.7 and 12.10 of, the LJI Agreement to the same extent that KKC is bound thereby.
7.6.2 AEVI In-Licenses. All licenses and other rights granted to KKC by AEVI under this Article 7 are subject to the rights and obligations under the AEVI In-License. KKC and its Related Parties, and the applicable rights and licenses granted to KKC hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the AEVI Patent Rights described in clause (a) of Section 1.10. KKC agrees to be bound by the pertinent sections of Sections 2, 3.6, 8.1, 9.2 and 12,3 of the AEVI In-License to the same extent that AEVI is bound thereby. In addition, the sublicense to KKC of the AEVI Technology licensed to AEVI under the AEVI In-License automatically terminates if and to the extent of termination of the AEVI In-License, subject to the right of KKC to request a direct license from CHOP.
7.7 No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest or other right in any intellectual property rights of the other Party, including items Controlled or developed by the other Party, or provided by the other Party to such Party at any time pursuant to this Agreement. Unless expressly provided otherwise in this Agreement, KKC will retain all rights (including but not limited to Development and Commercialization rights) to the Licensed Products outside the Territory and outside the Field in the Territory.
Article 8.
FINANCIAL PROVISIONS

8.1 Initial License Fee. Within (***) after the Effective Date, AEVI will pay to KKC an initial license fee of (***).
8.2 Sharing of Development Costs.

8.2.1 Development Costs.
(a) The responsibility for payment of the Development Costs incurred during the Term will be shared between AEVI and KKC as set forth below:
(i) with respect to the Development of the initial indication for the Licensed Product in the Field in the Territory and in the European Union, the Parties will equally split the Development Costs incurred in accordance with a JSC-approved Development Plan up to aggregate Development Costs of (***); provided, that the Parties acknowledge that the initial Development Plan currently budgets (***); and further provided, for clarity, that increasing the Development budget for the initial indication in the Field in the Territory and the European Union requires compliance with the JDC, JSC, escalation and decision-making process set forth in Article 3;
(ii) except for Development Costs incurred for Phase 4 Clinical Trials, if Development Costs for the initial indication in the Territory and the European Union exceeds (***) for any reason, then AEVI will be solely responsible to fund such excess;
(iii) the Parties will equally split the Development Costs incurred for Phase 4 Clinical Trials; and
(iv) the allocation of Development Costs between the Parties with respect to Development of the Licensed Product for indications beyond the initial indication in the Field in the Territory and the European Union will be a matter for written agreement of the Parties if the JSC approves Development of such additional indication(s).
(b) Development Costs will not include any Manufacturing-related development costs, including but not limited to the process and analytical method developments, the comparability studies, stability program, process characterization and validation, method qualifications and validations, or the cost incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development in the Territory and the European Union, which costs will be borne solely by AEVI pursuant to Section 4.3.3. All payments made by a Party to a Third Party in connection with the performance of its activities under the applicable Development Plan will be charged as Development Costs at such Party’s actual Out-of-Pocket Costs. For the avoidance of doubt, the cost for Phase 4 Clinical Trial conducted in Territory and/or European Union will be included in Development Costs.
8.2.2 Reporting of Development Costs. Within (***) after the end of each Contract Quarter, each Party will submit to the other Party a reasonably detailed report of all actual Development Costs incurred by such Party during the prior Contract Quarter. The payee, description of the services to which the payment relates and amount paid will be included in the report. Each Party will capture Development Costs in its respective accounting systems.
8.2.3 Payment of Development Costs. Within (***) after the delivery of both reports described in the preceding sentence, the Parties or their respective Affiliates will make payments to each other to the extent necessary to effect the division of the Development Costs described in Section 8.2.1 (the “True-up Payment”). An illustrative, non-binding example of the payment required by this Section 8.2.3 is as follows: if the aggregate Development Costs incurred by both Parties in a Contract Quarter is $5,000,000, with AEVI having paid $3,000,000 and KKC having paid $2,000,000, then KKC will pay to AEVI a $500,000 True-up Payment so that AEVI will have paid $2,500,000 in Development Costs and KKC will have paid $2,500,000 in the Development Costs for such Contract Quarter. Notwithstanding the foregoing, in no event will a Party incur Development Costs greater than the amounts set forth in the applicable Development Plan, without the prior approval of the JSC. AEVI consents to the payment by an Affiliate of KKC of any and all payments payable by KKC under this Section 8.2.3.
8.2.4 Other Development Costs. Except for Development Costs allocated to AEVI in respect of the initial indication in the Field for the Licensed Product in the European Union or that AEVI and KKC agree to incur in respect of additional indications as set forth in Section 8.2.1(a)(iii), KKC will be solely responsible for Development Costs incurred in Developing any Licensed Product (a) outside the Field in the Territory and (b) outside the Territory.
8.3 Milestones.
8.3.1 Milestone Payments. AEVI will pay to KKC the amounts set forth below no later than (***) after the earliest date on which AEVI or any of its Related Parties receives written notification that the corresponding milestone event has first been achieved with respect to a Licensed Product:

Milestone Event	Payment
(***) for a Licensed Product by AEVI or its Related Party	(***$***)
(***) for a Licensed Product by AEVI or its Related Party	(***$***)
(***) for a Licensed Product filed with FDA by AEVI or its Related Party	(***$***)
(***) for a Licensed Product filed with EMA by AEVI or its Related Party	(***$***)

8.3.2 One Time Milestone Payments. Once AEVI has made any particular milestone payment under Section 8.3.1, AEVI will not be obligated to make any payment under Section 8.3.1 with respect to the re-occurrence of the same milestone, whether or not such re-occurrence is with respect to a different or the same Licensed Product.
8.4 Sharing of Profit.
8.4.1 Allocation. Profit will be allocated to (***) AEVI and KKC, such that (***).
8.4.2 Reconciliation. From and after the First Commercial Sale of a Licensed Product in the Field in the Territory, the Parties will conduct a quarterly reconciliation of Profit as follows:
(a) Within (***) after the end of each Contract Quarter, AEVI will submit to KKC a preliminary written report setting forth the following information, estimated where necessary,

revenues and expenses included in Profit for Profit-Share Products for the first two (2) months of such Contract Quarter, including, as applicable:
(i) all sales in units and in Net Sales value of such Profit-Share Products in the Territory made by AEVI and its Related Parties during such two (2) month period, together with an accounting of the itemized deductions from gross invoice price to Net Sales;
(ii) all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such two (2) month period;
(iii) the relevant Allowable Expenses incurred by AEVI or its Affiliates with respect to such Profit-Share Products during such two (2) month period; and
(iv) good faith estimate of revenues and expenses included in Profit for Profit-Share Products for the last month of such Contract Quarter, for financial reporting purposes.
(b) Within (***) after the end of each Contract Quarter, AEVI will submit to KKC a final written report setting forth, as applicable:
(i) all sales in units and in Net Sales value of Profit-Share Products in the Territory made by AEVI and its Related Parties during such Contract Quarter, together with an accounting of the itemized deductions from gross invoice price to Net Sales;
(ii) all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such Contract Quarter, and
(iii) the relevant Allowable Expenses incurred by AEVI or its Affiliates with respect to Profit-Share Products during such Contract Quarter.
8.4.3 Tax Reporting. Together with the report submitted by AEVI pursuant to Section 8.4.2(b), AEVI will submit to KKC the calculation of Profit, the amount of any taxes required to be withheld and the calculation of the net amount owed by AEVI to KKC in order to ensure the sharing of Profit set forth in Section 8.4.1 and the proper allocation of withholding taxes pursuant to Section 8.6.1. The net amount payable with respect to Profit, after appropriate adjustment for any withholding taxes, will be paid by AEVI within (***) following receipt of invoice for such amount.
8.4.4 Supporting Documents. In addition to providing the information set forth in Section 8.4.2, AEVI will provide reasonable supporting documentation of Allowable Expenses included in the calculation of Profit.
8.5 KKC Royalties.
8.5.1 Royalty Percentages. During the Term, but subject to any applicable offsets contained herein, KKC will pay to AEVI royalties on Royalty-Bearing Sales or Sublicensing Royalties, as applicable, on a country-by-country basis, subject to any applicable offsets or reductions pursuant to Section 8.5.2, 8.5.3, and/or 8.5.4, at the rate of: (a) (***) (the “EU Royalty Rate”) of (i) Royalty-Bearing Sales by KKC and its Affiliates in the Field in the European Union and (ii) Sublicensing Royalties resulting from sales in the Field in the European Union; (b) (***) (the “KKC Territory Royalty Rate”) of (i) Royalty-Bearing Sales by KKC and its Affiliates in the Field outside of the Territory and outside of the European Union and (ii) Sublicensing Royalties resulting from sales in the Field outside of the Territory and outside of the European Union; (c) (***) (the “Other Royalty Rate”) of (i) Royalty-Bearing Sales by KKC and its Affiliates outside of the Field outside of the Territory and (ii) Sublicensing Royalties resulting from sales outside of the Field outside of the Territory; and (d) (***) (as adjusted, if applicable, pursuant to the following sentence, the “Territory Royalty Rate”) of Royalty-Bearing Sales by KKC and/or its Affiliates in the Territory and Sublicensing Royalties resulting from sales in the Territory. In the event that AEVI’s Net Sales of Licensed Products in a country in the Territory experience a Significant Impact as a result of KKC or any of its Related Parties commercializing Licensed Product in the Territory, the Parties will negotiate in good faith to increase the Territory Royalty Rate for such country to offset the Significant Impact, which Territory Royalty Rate will not exceed (***) in any country.
8.5.2 Third Party License Offsets. If KKC enters into an agreement with a Third Party (other than a KKC Licensor) to obtain a license under Third Party Technology (including without limitation under Section 9.5) that KKC reasonably believes or expects to be necessary to Commercialize one or more Licensed Products outside the Territory or outside of the Field, then KKC may offset (***) of the amount of commercially reasonable royalties or other payments payable by KKC to such Third Party with respect to a particular Licensed Product against amounts KKC is obligated to pay AEVI under Section 8.5.1 for Royalty-Bearing Sales by KKC and/or its Affiliates and Sublicensing Royalties, provided that in no event will any such offset (a) with respect to sales in the Field in the European Union, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(a) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Field in the European Union, (b) with respect to sales in the Field outside of the Territory and outside of the European Union, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(b) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Field outside of the Territory and outside of the European Union, (c) with respect to sales outside of the Field outside of the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(c) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties outside of the Field outside of the Territory, and (d) with respect to sales in the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(d) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Territory; provided further that, if such (***) offset of such Third Party royalties or other payments exceeds the amount of payments withheld by KKC under this Section 8.5.2 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
8.5.3 Claimed Infringement of Third Party Rights Offsets. If costs and expenses and damages are incurred by the Parties in connection with the defense of an Infringement Claim outside the Field or outside the Territory pursuant to Section 9.4, then KKC may offset (***) of such costs and expenses and damages with respect to a particular Licensed Product against amounts KKC is obligated to pay AEVI under Sections 8.5.1 and 8.5.2 on sales of such Licensed Product, provided that in no event will any such offset (a) with respect to sales in the Field in the European Union, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(a) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Field in the European Union, (b) with respect to sales in the Field outside of the Territory and outside of the European Union, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(b) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Field outside of the Territory and outside of the European Union, (c) with respect to sales outside of the Field outside of the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(c) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties outside of the Field outside of the Territory, and (d) with respect to sales in the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(d) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Territory; provided further that, if such (***) offset of such costs and expenses and damages incurred by the Parties exceeds the amount of payments withheld by KKC under this Section 8.5.3 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
8.5.4 Royalty Reduction for Biosimilars.
(a) If a Biosimilar version(s) of any Licensed Product is commercialized in any country in which there are Royalty-Bearing Sales, then the royalty rate payable to AEVI pursuant to Sections 8.5.1, 8.5.2 and 8.5.3 applicable for the sale of Licensed Products in such country will be reduced by (i) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country, (ii) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country, (iii) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country, (iv) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country; and (v) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country. For clarity, the reduction in royalty rates permitted pursuant to this Section 8.5.4 will be taken after any reduction taken pursuant to Section 8.5.2 and Section 8.5.3. For the avoidance of doubt, the minimum EU Royalty Rate will be (***), each of the minimum KKC Territory Royalty Rate and the minimum Other Royalty Rate will be (***) and the minimum Territory Royalty Rate (on a country-by-country basis) will be no less than (***) of the Territory Royalty Rate (on a country-by-country basis) then in-effect prior to the adjustments permitted by this Section 8.5.4; provided that, if such reduction permitted under this Section 8.5.4 exceeds the amount of payments withheld by KKC under this Section 8.5.4 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
(b) The Parties will utilize a mutually-agreed (such agreement not to be unreasonably withheld, delayed, or conditioned) measure of the market share of any relevant Biosimilars in each country where a Biosimilar version(s) of a Licensed Product is being commercialized and will adjust the royalty rate payable to AEVI for the sale of Licensed Products in such country every (***), to the extent permitted pursuant to Section 8.5.4(a). If the royalty rate payable to AEVI for the sale of Licensed Products has been adjusted pursuant to Section 8.5.4(a), then such royalty rates in such country may not thereafter be adjusted upwards.
8.5.5 Reports and Royalty Payments. Within (***) after the end of each Contract Quarter during the Term, KKC will deliver to AEVI a report setting forth for the previous Contract Quarter the following information on a Licensed Product-by-Licensed Product and country-by-country basis: (a) the gross sales and Royalty-Bearing Sales of each Licensed Product, (b) the number of units sold by KKC or its Affiliate, (c) the Sublicensing Royalty received by KKC, (d) the basis for any adjustments to the royalty payable for the sale of each Licensed Product, (e) the royalty due hereunder for the sales of each Licensed Product, and (f) the applicable exchange rate as determined pursuant to Section 8.6.2. The total royalty due for the sale of Licensed Products during such Contract Quarter will be remitted at the time such report is made but no later than (***) after the end of each Contract Quarter during the Term. Along with such reports, KKC will also provide the Sales Tracking Methodologies used to determine Royalty-Bearing Sales outside the Field in the Territory.
8.6 Payment Provisions Generally.
8.6.1 Taxes and Withholding. If Applicable Laws require withholding of income taxes or other taxes imposed upon payments set forth in Article 8, the paying Party will make such withholding payments as required and subtract such withholding payments from the payments set forth in Article 8. The paying Party will submit appropriate proof of payment of the withholding taxes to the payee Party within a reasonable period of time. At the request of the payee Party, the paying Party will, at the payee Party’s cost, give the payee Party such reasonable assistance, which will include the provision of appropriate certificates of such deductions made together with other supporting documentation as may be required by the relevant tax authority, to enable the payee Party to claim exemption from such withholding or other tax imposed or obtain a repayment thereof or reduction thereof and will upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of tax.
8.6.2 Payment and Currency Exchange. All amounts payable and calculations hereunder will be in United States dollars and will be paid by bank wire transfer in immediately available funds to such bank account as may be designated in writing by the payee Party from time to time. Whenever for the purposes of calculating the Profit or royalties payable under Section 8.4 or 8.5, conversion from any foreign currency will be required, all amounts will first be calculated in the currency in which the activity was paid or sale was recorded and then converted into United States dollars by applying the rate of exchange quoted in the New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter.
8.6.3 Overdue Payments. If any payment due under this Agreement (other than payments that are the subject of a good faith dispute between the Parties) is overdue by more than thirty (30) days, the paying Party will pay interest to the payee Party at a rate per annum equal to the lesser of the prime rate of interest, as reported by New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter, or the highest rate permitted by applicable law, calculated on the number of days such payments are paid after the date such payments are due.
8.6.4 Financial Matters Relating to Existing In-Licenses.
(a) All amounts payable in respect of Profit-Share Products under the KKC In-Licenses will be paid directly by KKC or its Related Parties to the KKC Licensor, AEVI will reimburse KKC such amounts as defined in Section 1.89(a), and any such amounts reimbursed by AEVI will be treated as Allowable Expenses.
(b) All amounts payable in respect of Profit-Share Products under AEVI In-Licenses will be paid directly by AEVI or its Related Parties to the applicable AEVI Licensor and such amounts as defined in Section 1.89(b) will be treated as Allowable Expenses to the extent paid by AEVI or any of its Related Parties. All amounts required to be paid pursuant to Section 6.4.1 of the AEVI In-License as a direct result of sales of any Licensed Product sold by KKC or its Related Parties will be paid and borne solely by KKC and its Related Parties. In addition, all amounts required to be paid pursuant to Section 6.4.2 of the AEVI In-License as a direct result of sales of any diagnostic sold by KKC or its Related Parties will be paid and borne solely by KKC and its Related Parties and will not be a part of Third Party Technology Costs described in Section 1.89(b). For avoidance of doubt, all amounts required to be paid pursuant to Section 6.4.2 of the AEVI In-License as a direct result of sales of any diagnostic sold by AEVI or its Related Parties will be paid and borne solely by AEVI and its Related Parties and will not be a part of Third Party Technology Costs described in Section 1.89(b).
(c) If AEVI or any of the Related Parties contracts with a Third Party other than Lonza, or if KKC grants a sublicense under the KKC Technology to AEVI’s preferred contract manufacturer pursuant to Section 7.4.1, for the supply of the Licensed Product, and the entry into such contract triggers any payment obligation by KKC to Lonza, then AEVI will reimburse KKC (***), provided that any such reimbursement obligations of AEVI will not exceed (***) per calendar year. Such payment to Lonza will be first payable within (***) of signature of a manufacturing agreement with such Third Party or grant of sublicense to such contract manufacturer and will continue for the duration of such manufacture by such Third Party or sublicense. No payment made by AEVI under this Section 8.6.4(c) will be included in Allowable Expenses.
(d) Notwithstanding anything to the contrary in Section 8.6.4(c), if AEVI has entered into the AEVI Lonza License Agreement prior to the Effective Date, AEVI may deduct (***) from the initial license fee and milestone payments payable to KKC by AEVI under Sections 8.1 and 8.3, (***).
(e) If AEVI has entered into the AEVI Lonza License Agreement prior to the Effective Date and AEVI has an obligation to pay an annual fee to Lonza pursuant to such agreement for conducting the process development or Manufacture of the Licensed Product using a contract manufacturer that is not Lonza, KKC will reimburse AEVI an amount equal to (***). For clarity, no portion of (***) pursuant to this Section 8.6.4(e) will be subject to the deduction set forth in Section 8.6.4(d) or will be included in Allowable Expenses.

8.6.5 Record-Keeping. Each Party will keep, and will cause their respective Related Parties to keep, books and accounts of record in connection this Agreement in sufficient detail to permit accurate determination of all figures necessary for any and all financial calculations required by this Agreement, including without limitation all elements of Allowable Expense, Developments Costs, Net Sales, Royalty-Bearing Sales, and Profit. Each Party will maintain, and will cause their respective Related Parties to maintain, such records for a period of at least five (5) years after the end of the Contract Year in which they were generated.
8.6.6 Audits. Upon thirty (30) days’ prior written notice from a Party (the “Requesting Party”), the Party receiving the written notice (the “Audited Party”) will permit an independent certified public accounting firm of nationally recognized standing selected by the Requesting Party and reasonably acceptable to the Audited Party, to examine, at the Requesting Party’s sole expense, the relevant books and records of the Audited Party and its Affiliates as may be reasonably necessary to verify the amounts reporting or payable by the Audited Party to the Requesting Party. An examination by a Requesting Party under this Section 8.6.6 will occur not more than once in any Contract Year and will be limited to the pertinent books and records for any Contract Year ended not more than five (5) years before the date of the request. The accounting firm will be provided access to such books and records at the Audited Party’s facility(ies) where such books and records are normally kept and such examination will be conducted during the Audited Party’s normal business hours. The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to the Audited Party’s facilities or records. Upon completion of the audit, the accounting firm will provide both the Audited Party and the Requesting Party a written report disclosing any discrepancies in the reports submitted by the Audited Party or, as applicable, the amounts payable under this Agreement, and in each case, the specific details concerning any discrepancies. No other information will be provided to the Requesting Party.
8.6.7 Underpayments/Overpayments. If such accounting firm concludes that additional amounts were due to the Requesting Party, the Audited Party will make such payments as is necessary for the Requesting Party to have been paid the correct amount due under this Agreement for the audited periods. If such underpayment exceeds five percent (5%) of the amounts that were to be paid, the Audited Party also will reimburse the Requesting Party for all Out-of-Pocket Costs incurred in conducting the audit. If such accounting firm correctly concludes that the Audited Party overpaid amounts due to the Requesting Party, the Requesting Party will refund such overpayments to the Audited Party within sixty (60) days of the date the Requesting Party receives such accountant’s report so correctly concluding.
8.6.8 Confidentiality. All financial information of a Party that is subject to review under this Section 8.6 will be deemed to be Confidential Information of such Audited Party subject to the provisions of Article 10, and the Requesting Party will not disclose such Confidential Information to any Third Party or use such Confidential Information for any purpose other than verifying payments to be made by the Audited Party to the Requesting Party hereunder.

8.7 Adjustment of FTE Rates. Effective upon each anniversary of the Effective Date, the FTE Rates will increase by the percentage increase, if any, in the Consumer Price Index published by the United States Bureau of Labor Statistics during the most recent preceding one (1) year period for which final data is available, and such increase will be effective for the then-current and all subsequent FTE Costs hereunder unless and until further modified under this Section 8.7. In addition, within sixty (60) days after the third anniversary of the Effective Date and every three (3) years thereafter, each Party will have the right to require the other Party to conduct a salary survey in respect of FTEs and provide the result of such survey. In addition, a Party may conduct a salary survey at its own discretion in respect of FTEs and provide such survey to the other Party. Following receipt of such survey from each Party, the Parties may agree in writing to adjust one or more of the FTE Rates.
Article 9.
INTELLECTUAL PROPERTY

9.1 Ownership of and Rights to Intellectual Property.
9.1.1 AEVI Technology. As between the Parties, AEVI is and will remain the sole owner of the AEVI Technology. KKC acknowledges that certain of the AEVI Patent Rights have been licensed to AEVI from the AEVI Licensor pursuant to the AEVI In-License.
9.1.2 KKC Technology. As between the Parties, KKC is and will remain the sole owner of the KKC Technology. AEVI acknowledges that certain of the KKC Patent Rights have been licensed to KKC from the KKC Licensors pursuant to the KKC In-Licenses.
9.1.3 Joint Inventions. The Parties will jointly own all Joint Inventions, and each will have an undivided interest in the Joint Inventions subject to the licenses granted under this Agreement.
9.1.4 Inventorship. For purposes of determining whether an invention is solely invented by AEVI or solely invented by KKC, or a Joint Invention, questions of inventorship will be resolved in accordance with United States patent laws.
9.2 Filing, Prosecution and Maintenance of Patent Rights.
9.2.1 KKC Patent Rights. This Section 9.2 will not apply to the KKC Patent Rights over which KKC has no right to control the filing, prosecution or maintenance thereof, and, for purposes of this Section 9.2, the KKC Patent Rights over which KKC has the right to control the filing, prosecution and maintenance thereof, including those described in clauses (a) and (c) of Section 1.55, but excluding those described in clause (b) of Section 1.55, are referred to as the “KKC Managed Patent Rights.”
(a) As between KKC and AEVI, KKC, through counsel of its choosing, will control (but not be obligated to control) the prosecution (including any interferences, reissue proceedings and re-examinations) and maintenance of the KKC Patent Rights in the Territory. AEVI will provide all reasonable assistance required to prosecute the KKC Patent Rights in the

Territory. AEVI will have the right to review and comment upon any substantive communications received from the applicable patent offices with respect to the KKC Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. KKC will consider all comments received from AEVI with respect to the KKC Managed Patent Rights and will comply with all reasonable requests. In addition, AEVI will have the right to review and comment upon any substantive communications that KKC plans to make to an applicable patent office in the Territory with respect to the KKC Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension. KKC will provide AEVI with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. KKC will consider all comments received from AEVI and will comply with all reasonable requests. In addition to the above, KKC will keep AEVI reasonably informed with respect to all such prosecution and maintenance activities to which KKC has access, including written communications with patent office officials, and consult with AEVI regarding such matters, including the planned abandonment of claims thereof.
(b) At AEVI’s sole cost and expense, KKC will keep AEVI reasonably informed with respect to all prosecution and maintenance activities concerning Patent Rights outside the Territory that correspond to the KKC Patent Rights. AEVI will have the right to review any substantive communications received from the applicable patent offices with respect to the KKC Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. In addition, AEVI will have the right to review any substantive communications that KKC plans to make to an applicable patent office outside of the Territory with respect to the KKC Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension.
(c) If KKC determines in its sole discretion to abandon or not maintain any KKC Managed Patent Rights, in one or more country(ies) or in the entire Territory, then KKC will provide AEVI with at least sixty (60) days prior written notice of such determination to abandon or cease maintenance (or such other longer period of time reasonably necessary to allow AEVI to assume such responsibilities). If KKC provides such a notification, then AEVI will have the right (but not the obligation), to control the prosecution and maintenance of any such KKC Managed Patent Rights in its sole discretion and at AEVI’s sole cost and expense by providing KKC with notice thereof within such sixty (60) day period. In the event that AEVI so elects to control the prosecution and maintenance of any KKC Managed Patent Rights, then in the concerned country(ies) or in the entire Territory, as applicable, KKC will provide all reasonable assistance required to prosecute such KKC Managed Patent Rights in the concerned country(ies) or in the entire Territory, at AEVI’s sole cost and expense, including allowing AEVI to exercise all rights of KKC under the KKC In-License with LJI relevant to prosecution and maintenance of the KKC

Managed Patent Rights. KKC will have the right to review and comment upon any substantive communications and filings made by AEVI with respect to the prosecution of such KKC Managed Patent Rights before they are sent to any patent offices in the entire Territory. AEVI will provide KKC with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. With respect to all such prosecution and maintenance AEVI will keep KKC reasonably informed with respect to such activities (including by providing KKC with access to all filings and correspondence with and from any patent offices or officials upon request by KKC), and consult with KKC regarding such matters, including the abandonment of claims thereof
(d) Notwithstanding anything to the contrary in this Agreement (including Section 9.3.1(a)), the following terms and conditions will apply with respect to the KKC Patent Rights: (i) with respect to those KKC Patent Rights solely owned by LJI, LJI and KKC will have the joint right to control the filing, prosecution and maintenance of such KKC Patent Rights, including the extension of the patent term(s) of such KKC Patent Rights, and if both LJI and KKC determine in their sole discretion to abandon or not maintain such KKC Patent Rights, then AEVI will have the right, subject to Section 9.3.1(a) and the other applicable terms and conditions of this Agreement, to control the prosecution and maintenance of any such KKC Patent(s) and KKC will request LJI to provide all reasonable assistance required to prosecute and maintain such KKC Patent Rights; and (ii) with respect to those KKC Patent Rights jointly owned by LJI, on the one hand, and KKC and/or its Affiliates, on the other hand, in the event that both KKC and AEVI determine in their sole discretion to abandon or not maintain any such KKC Patent(s), then (A) LJI will have the right to control the filing, prosecution and maintenance (including, without limitation, the extension of the patent term(s)) of such KKC Patents, and (B) all rights and licenses granted to KKC under the LJI Agreement (and therefore the sublicense to AEVI under this Agreement) in and to such KKC Patent(s) will immediately terminate.
(e) Notwithstanding anything to the contrary in this Agreement, to the extent that KKC does not have the right to control or participate in the prosecution or maintenance of Patent Rights under a KKC In-License, no right to prosecute or maintain such Patent Rights are granted to AEVI by this Agreement.
(f) All information, if any, exchanged between the Parties or between KKC’s outside patent counsel and AEVI regarding preparation, filing, prosecution or maintenance of the KKC Patent Rights will be deemed Confidential Information of KKC. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution and maintenance of the KKC Patent Rights, the interests of the Parties as licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the KKC Patent Rights including without limitation, privilege under the common interest doctrine and similar or related doctrines.
9.2.2 Joint Inventions. With respect to any potentially patentable Joint Invention, the Parties will meet and agree upon which Party will lead (in a joint effort with the other Party)

the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of patent applications covering such Joint Invention (any such patent application and any patents issuing therefrom a “Joint Patent”) in any jurisdiction. Joint Patents are included within both the KKC Technology and AEVI Technology and within the licenses granted to each Party hereunder. The Party that leads prosecution of a patent application in the Joint Patents (the “Prosecuting Party”) will provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding the applicable Joint Patents in the particular jurisdictions, and such other Party will provide the Prosecuting Party reasonable assistance in such efforts, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. The Prosecuting Party will provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and will provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case: (i) the disclaiming Party will no longer be obligated to pay any costs for filing, prosecution or maintenance thereof; (ii) the disclaiming Party will, if requested in writing by the other Party, assign its ownership interest in such Joint Patent in such country or jurisdiction to the other Party for no additional consideration and (iii) if such assignment is effected, any such Joint Patent would thereafter be deemed a patent of AEVI in the case of assignment to AEVI, or a patent of KKC in the case of assignment to KKC.
9.2.3 New Inventions. AEVI will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all AEVI Inventions, and KKC will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all KKC Inventions. All the foregoing will be included in the license granted by each Party to the other Party in Article 7. Each Party will disclose any such inventions or improvements to the other Party within ninety (90) days of filing a patent application claiming the Invention.
9.2.4 Cooperation. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution as contemplated by this Agreement; (b) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights that are subject to this Agreement; and (c) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications that are subject to this Agreement.
9.2.5 Patent Costs. The Parties will each be responsible for paying fifty percent (50%) of the costs and expenses of filing, prosecuting and maintaining the KKC Patent Rights, the AEVI Patent Rights described in clause (a) of Section 1.10, and the Joint Patents, in the Territory and in the European Union. During the Term, if KKC agrees in writing, the Parties will add to Schedule 1.10 the patents described in clauses (b) and (c) of Section 1.10, and thereafter, the costs and expenses of filing, prosecuting and maintaining of each such patent will be shared by the Parties. For clarity, costs and expenses outside of the Territory and outside of the European Union will be borne solely by KKC for the KKC Patent Rights, solely by AEVI for the AEVI Patent Rights, and equally by each Party for the Joint Patents.
9.3 Enforcement of Patent Rights.
9.3.1 Notification. Each Party will promptly report in writing to the other Party during the Term any (a) known or suspected infringement by a Third Party of any KKC Patent Rights, AEVI Patent Rights or Patent Rights covering Joint Inventions or (b) unauthorized use or misappropriation by a Third Party of any Confidential Information, including KKC Know-How or AEVI Know-How, of which it becomes aware, and will provide the other Party with all available evidence supporting such infringement or unauthorized use or misappropriation.
9.3.2 Rights to Enforce. KKC will have the right, but not the obligation, to take any reasonable measures it deems appropriate to: (a) stop infringing activities described in Section 9.3.1 in respect of the KKC Technology in the Territory including initiating or prosecuting an infringement or other appropriate suit or action against the alleged infringer, but not granting adequate rights and licenses necessary for continuing such activities by the alleged infringer or (b) defend the KKC Technology in the Territory against any declaratory judgment, opposition, patentability or invalidity actions (“Defensive Actions”). KKC may request that AEVI grant such adequate rights and licenses; provided that AEVI will have no obligation to grant any such rights or licenses; and provided further that upon making such request, AEVI will have the right to participate in all negotiations with the alleged infringer concerning such adequate rights and licenses. Before KKC takes any action to stop the infringing activity against an alleged infringer of the KKC Technology in the Territory, KKC will consult in good faith with AEVI concerning the alleged infringement, including selection of counsel, litigation strategy, litigation risks, the damage being caused to KKC and/or AEVI and any other matter relevant to enforcement of the KKC Technology against the alleged infringer in the Territory. In particular, KKC will consider in good faith a request from AEVI to not take any actions to enforce the KKC Technology against the alleged infringer in the Territory and only take such actions, in light of such request from AEVI, if KKC is suffering material harm from the infringement in the Territory. Subject to the provisions of the LJI Agreement, in the event that KKC elects to not take action or cease action with respect to the KKC Managed Patent Rights pursuant to this Section 9.3.2 with respect to the Territory, including declining or ceasing to defend Defensive Actions, KKC will so notify AEVI in writing of its intention (***) prior to any deadlines by which an action must be taken to establish, preserve or maintain any enforcement rights or defend or continue to defend the Defensive Action, and, subject to Section 9.3.4, AEVI will have the right, but not the obligation, to take any such reasonable measures to stop such infringing activities by such alleged infringer or defend the Defensive Action, in which event, upon AEVI’s request, KKC will exercise its rights under the LJI Agreement to the extent necessary for the enforcement or defense of KKC Managed Patent Rights that are subject to the LJI Agreement.

9.3.3 Procedures; Expenses and Recoveries. The Party having the right to initiate any infringement suit or defend a Defensive Action under Section 9.3.2 (the “Controlling Party”) will have the sole and exclusive right to select counsel for and control any such suit or Defensive Action. The expenses of the suit or the Defensive Action, including attorneys’ fees and court costs and reasonable Out-of-Pocket Costs of the other Party (the “Cooperating Party”) in rendering assistance requested by the Controlling Party (“Enforcement Expense”) will be (***). If required under Applicable Law in order for the Controlling Party to initiate and/or maintain such suit or to defend the Defensive Action, or if either Party is unable to initiate or prosecute such suit or defend the Defensive Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party will join as a party to the suit or Defensive Action and will execute and cause its Affiliates to execute all documents necessary for the Controlling Party to initiate litigation to prosecute and maintain such action or defend the Defensive Action. In addition, at the Controlling Party’s request, the Cooperating Party will provide reasonable assistance to the Controlling Party in connection with an infringement suit (***). The Cooperating Party will have the right to participate and be represented in any such suit by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such suit, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation) (“Recoveries”) in the Territory, such amounts will be (***). A Cooperating Party may choose not to share the Enforcement Expense, provided however that in such case such Cooperating Party will not be entitled to receive any of the Recoveries. For clarity, (a) KKC will offer AEVI the opportunity to fund its share of the Enforcement Expense with respect to any suit initiated by KKC in the European Union and, if AEVI elects to fund such Enforcement Expense, AEVI will be entitled to an equal share in the Recovery received in respect of any such suit, and (b) KKC will have the sole right to take action and earn all Recoveries outside of the Territory and the European Union.
9.3.4 LJI Enforcement Rights. The Parties acknowledge and agree that in the event that (***), LJI will have the right but not the obligation under the LJI Agreement to bring, defend, or maintain any appropriate suit or action involving such infringement or Defensive Action at its own cost and expense against alleged infringers and to defend such KKC Patent Rights from Defensive Actions. Subject to the foregoing, if LJI finds it necessary or reasonably desirable to join AEVI and/or KKC into such suit or action, AEVI and/or KKC will execute all papers and perform such other acts as may be reasonably required, and AEVI and/or KKC, at their respective options, may be represented by respective counsel(s) of their own choice, provided that (a) (***), and (b) if any amount is recovered on any such action or suit, whether by judgment or settlement (any such settlement requiring the consent of KKC), the balance of any such recovery will be paid to or retained (***) (including, for clarity, the LJI (***) set forth on Schedule 1.51) in respect of the applicable KKC Patent Right(s) and Licensed Product(s), after reimbursement for the reasonable attorneys’ fees incurred with respect to such suit or action by LJI, KKC and AEVI.
9.4 Claimed Infringement of Third Party Rights.
9.4.1 Notice. In the event that a Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, any Party, or any of such Party’s respective Related Parties, claiming infringement of such Third Party’s Patent Rights or unauthorized use or misappropriation of such Third Party’s Know-How, based upon an assertion or claim arising out of the Development, Manufacture or Commercialization of a Licensed Product (each, an “Infringement Claim”), such Party will promptly notify the other Party of the Infringement Claim or the commencement of such action, suit or proceeding, enclosing a copy of the Infringement Claim and all papers served. Each Party agrees to make available to the other Party its advice and counsel regarding the technical merits of any such claim at no cost to the other Party and to offer reasonable assistance to the other Party at no cost to the other Party.
9.4.2 Right to Defend. AEVI will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product in the Field in the Territory. KKC will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product outside the Field and outside the Territory.
(a) Procedure. The Party having the obligation or first right to defend an Infringement Claim in which either Party is named as defendant will be referred to as the “Defending Party.” The Defending Party will have the sole and exclusive right to select counsel for any Infringement Claim; provided that it will consult with the other Party with respect to selection of counsel for such defense. The Defending Party will keep the other Party informed, and will from time to time consult with the other Party regarding the status of any such claims and will provide the other Party with copies of all documents filed in, and all written communications relating to, any suit brought in connection with such claims. The other Party will also have the right to participate and be represented in any such claim or related suit, at its own expense. The other Party will have the sole and exclusive right to control the defense of an Infringement Claim in the event the Defending Party fails to exercise its right to assume such defense within (***) following written notice from the other Party of such Infringement Claim. No Party will settle any claims or suits involving rights of another Party without obtaining the prior written consent of such other Party, which consent will not be unreasonably withheld. Any recoveries by the Defending Party of attorneys’ fees or costs in defense of a claim in the Territory under this Section 9.4, and any sanctions awarded to Defending Party and against a party asserting a claim in the Territory being defended under this Section 9.4, will be (***). The Parties will (***) be responsible for paying (***) of the costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim in the Territory. The costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim outside the Field or outside the Territory will be allocated between the Parties as follows: (***). AEVI and KKC will have the right to take action to invalidate Third Party’s patents which would be infringed by the activity under this Agreement. The cost and expenses of such action will be shared in the same way as set forth above.
9.4.3 Limitations. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 12.10, THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF KKC AND MEDGENICS, AND THE SOLE AND EXCLUSIVE REMEDY OF KKC OR

MEDGENICS, AS THE CASE MAY BE, IN THE CASE OF ANY CLAIMED INFRINGEMENT OF ANY THIRD PARTY PATENT RIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY’S KNOW-HOW.
9.5 Third Party Technology. If either Party reasonably determines that any Third Party Technology is reasonably necessary for the Development, Manufacture, or Commercialization of a Licensed Product in the Field, then such Party will notify the JSC. If the JSC determines that it needs to obtain one or more licenses from one or more Third Parties for such activities, the JSC will determine which Party will negotiate the most favorable license. The chosen Party will obtain a license to such Third Party Technology, with the right to sublicense, in order to permit both Parties to conduct such activities. Subject to the foregoing, the terms and conditions involved in obtaining such rights will be determined at such chosen Party’s sole discretion. If such chosen Party elects not to obtain rights to such Third Party Technology, or is unsuccessful in obtaining such Third Party Technology, then the other Party will have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense. Notwithstanding anything to the contrary in this Section 9.5, AEVI will pay to a Third Party any and all royalties and other payments pursuant to any agreement under which a Party acquires rights to intellectual property that would otherwise block the Development and/or Commercialization of a Profit-Share Product in the Field in the Territory. Any such payments will be included in Third Party Technology Costs and, for clarity, will be included in Allowable Expenses for the applicable Profit-Share Product. The costs outside the Field will be borne solely by KKC, provided that such costs will be subject to royalties reduction to AEVI in accordance with Section 8.5.2. Notwithstanding the foregoing, with respect to any lump sum payment under any such agreement that is made with respect to a license covering countries or jurisdictions both inside and outside of the Territory, the Parties will negotiate and decide in good faith the allocation of the payment based on the scope and territory of the acquired rights.
9.6 Other Infringement Resolutions.
9.6.1 Notice of Third Party Applications. In the event of a dispute or potential dispute that has not ripened into a demand, claim or suit of the type described in Sections 9.3 or 9.4, the same principles governing control of the resolution of the dispute, consent to settlements of the dispute, and implementation of the settlement of the dispute (including sharing in and allocating the payment or receipt of damages, license fees, royalties and other compensation) will apply. Notwithstanding anything herein to the contrary, within (***) after Regulatory Approval is achieved with respect to a BLA for a Licensed Product in the Territory (or such shorter time as the Parties agree in the case of a Licensed Product in the Territory that does not earn reference product exclusivity under the PHS Act), the Parties will consult as to potential strategies with respect to unexpired Patent Rights Controlled by either Party that potentially could be asserted if an unlicensed person engaged in the making, using, offering to sell, selling, or importing into the United States of a product described in a Biosimilar Application filed by a Third Party applicant (a “Section 351(k) Applicant”).
9.6.2 Cooperation and Enforcement. If either Party who is the reference product sponsor of the Licensed Product within the meaning of section 351(l)(1)(A) of the PHS Act

(“Reference Product Sponsor”) receives notice of a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product and related manufacturing information in accordance with section 351(l)(2)(A) of the PHS Act or receives a notice of commercial marketing in accordance with section 351(l)(8)(A) of the PHS Act, then such Party will provide notice to the other Party, and the Parties will discuss and cooperate with each other in determining the Reference Product Sponsor’s course of action with regard to (a) engaging in the information exchange provisions of the Biologics Price Competition and Innovation Act of 2009, Section 351(k) of the Public Health Service Act, as may be amended, supplemented, or replaced (the “BPCIA”), including providing a list of patents that relate to the relevant Licensed Product, (b) engaging in the patent resolution provisions of the BPCIA, and (c) determining which patents will be the subject of immediate patent infringement action under Section 351(l)(6) of the BPCIA. In the event that the Parties do not agree with respect to the exercise of any such rights, KKC will make the final determination with respect thereto, including without limitation with respect to (a), (b) and (c) above. If any patent litigation commences with respect to a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product, then the provisions of Section 9.3 will thereafter apply as if such Section 351(k) Applicant were an infringer or suspected infringer.
9.7 Product Trademarks.
9.7.1 Product Trademarks in the Territory. AEVI will own the Product Trademarks for each Licensed Product in the Territory and will be solely responsible for filing and maintaining the Product Trademarks in the Territory (including payment of costs associated therewith). AEVI hereby grants to KKC a non-exclusive, nontransferable (except as provided in Section 13.3) license, with the right to grant sublicenses solely in accordance with Section 7.4, under the Product Trademarks, to use and display the Product Trademarks in connection with Commercialization outside the Territory.
9.7.2 Product Trademarks Outside the Territory. KKC will own the Product Trademarks for each Licensed Product outside the Territory and will be solely responsible for filing and maintaining the Product Trademarks outside the Territory (including payment of costs associated therewith).
9.7.3 Each Party agrees to (a) conduct its business in a manner that will not damage the reputation or integrity of the Trademarks of the other Party, (b) conduct its business in a manner that will not damage in any way the goodwill associated with the Trademarks of the other Party, (c) use the Trademarks of the other Party in a manner that will not cause a negative impact upon the good name of such other Party, (d) conduct its business in compliance with all applicable trademark Laws and (e) use the other Party’s Trademarks only in accordance with this Agreement.
9.8 Patent Term Extensions. The Parties will use reasonable efforts to obtain all available supplementary protection certificates (“SPC”) and other extensions of Patent Rights. Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties will cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to Patent Rights. The Party first eligible to seek patent term restoration or extension of any such Patent Rights or any SPC related thereto will have the right to do so; provided that if in any country the first Party has an option to extend the patent term for only one of several patents, the first Party will consult with the other Party before making the election. If more than one patent is eligible for extension or patent term restoration, KKC will select in good faith a strategy that will maximize patent protection and commercial value for each Licensed Product. All filings for such extensions and certificates will be made by the Party to whom responsibility for prosecution and maintenance of the Patent Rights are assigned, provided that in the event that the Party to whom such responsibility is assigned elects not to file for an extension or SPC, such Party will (a) inform the other Party of its intention not to file and (b) grant the other Party the right to file for such extension or SPC in the patentee’s name, and (c) provide all necessary assistance in connection therewith.
9.9 Patent Marking. AEVI (and its Related Parties) will mark Licensed Products marketed and sold by AEVI (and/or its Related Parties, as applicable) with appropriate numbers of the KKC Patent Rights printed on the appropriate portion of the packaging. Without limiting the foregoing, AEVI shall mark each Licensed Product sold or offered for sale by or on behalf of AEVI with the patent number or numbers of any issued patents encompassed within the KKC Patent Rights solely owned by LJI, if applicable, and AEVI shall ensure that the content, form, location and language of such markings is in accordance with the applicable laws and practices of each jurisdiction in which the Licensed Products are made, used or sold.
Article 10.
CONFIDENTIALITY

10.1 Confidentiality.
10.1.1 Confidential Information. All Confidential Information disclosed by or on behalf of a Party (together with its Affiliates, the “Disclosing Party”) to the other Party (together with its Affiliates, the “Receiving Party”) during the Term will be used by the Receiving Party solely in connection with the activities contemplated by this Agreement, will be maintained in confidence by the Receiving Party and will not otherwise be disclosed by the Receiving Party to any other person, firm, or agency, governmental or private (other than a Party’s Affiliates or as set forth in Section 10.1.2), without the prior written consent of the Disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):
(a) was known or used by the Receiving Party without restriction as to its use or disclosure prior to its date of disclosure to the receiving Party; or
(b) either before or after the date of the disclosure to the Receiving Party is lawfully disclosed to the Receiving Party without restriction as to its use or disclosure by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or
(c) either before or after the date of the disclosure to the Receiving Party becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the Receiving Party or its sublicensees; or
(d) is independently developed by or for the Receiving Party without reference to or reliance upon the Confidential Information.
All obligations of confidentiality imposed under this Article 10 will expire five (5) years following termination of this Agreement.
10.1.2 Required Disclosures. Section 10.1.1 will not preclude the Receiving Party from disclosing Confidential Information to the extent such Confidential Information is required to be disclosed by the Receiving Party to comply with Applicable Laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure. If a public disclosure is required by any Applicable Laws, including, without limitation, in a filing with the Securities and Exchange Commission or submission to an exchange on which any securities of a Party is listed, the disclosing Party will provide copies of the disclosure (but shall be permitted to redact or omit portions of any filing, submission or disclosure not relevant to this Agreement) reasonably in advance of such filing or other disclosure, for the non-disclosing Party’s prior review and comment and to allow the other Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. The disclosing Party will negotiate in good faith with the applicable Regulatory Authority concerning the confidential treatment request. If the disclosure is substantially similar to prior disclosures made by the Party and for which the obligations of this provision have been satisfied, the disclosing Party need not share such disclosure ahead of it being made.
10.1.3 Permitted Disclosures. KKC and AEVI each agree that they will provide Confidential Information received from the other Party only to their respective directors, officers, employees, consultants, suppliers, sublicensees, collaborators and advisors, and to those of such Party’s Related Parties, who have a need to know for such Party’s development, manufacture, and commercialization of Licensed Products in accordance with this Agreement, including in connection with Regulatory Filings and obtaining Regulatory Approvals, provided that such Third Parties are bound by confidentiality obligations at least as strict as this Article 10. In addition, each Party may not disclose the terms of this Agreement (to the extent such terms are confidential) to any Third Party except to actual or prospective lenders, investors, acquirers, licensees/sublicensees or strategic partners (including the KKC Licensors and AEVI Licensor) or to a Party’s accountants, attorneys and other professional advisors; provided that such disclosures will be subject to continued confidentiality obligations at least as strict as this Article 10.
10.2 Publication Review.
10.2.1 Publications by the Parties. Subject to Section 10.2.2 and except as required by Applicable Law, during the Term, each Party agrees that, unless explicitly authorized in this Agreement, it will not without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed, file patent application, issue any press release, make any public announcement, or issue any scientific or other presentations or publications, with respect to the results of any Development work relating to this Agreement without the opportunity for prior review by the other Party. With respect to any such proposed publications or presentations by one of the Parties, each Party will provide to the other Party for information and review any (a) abstracts, posters and slide presentations that the Party proposes prior to any scientific meetings and the other Party will provide feedback to the publishing Party within ten (10) of its Business Days of its receipt of such abstracts, posters and slide presentations, and (b) primary and final manuscripts and review articles that the Party proposes prior to journal submission and the other Party will provide feedback within fifteen (15) of its Business Days of its receipt of such manuscript or article. Each Party agrees, upon request from the other Party, not to submit any abstract or manuscript for publication or to make any scientific presentation until the other Party is given up to forty-five (45) days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation which it reasonably believes is patentable. Once such abstracts, manuscripts or presentations have been reviewed by the other Party and have been approved for publication, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the Parties. The other Party also will have the right to require that its Confidential Information that may be disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.
10.2.2 Publications by Third Parties. Notwithstanding Section 10.2.1, the Parties understand and agree that any restrictions on scientific or other presentations or publications will not be construed to prohibit the clinical investigators of any clinical trials conducted under this Agreement (including without limitation CHOP), from making scholarly publications, manuscripts, abstracts, oral presentations or other disclosures with respect to the results of any Development work, including without limitation clinical data resulting from such clinical trials (“Publications”); provided that AEVI will ensure that (a) any such clinical investigator must agree to submit to KKC for its review and comment, a copy of any proposed Publication, abstract or other disclosure resulting from such activities, simultaneous with submission of the same to AEVI and at least forty-five (45) days prior to any such presentation or publication, (b) such publication will not contain any references to, or otherwise disclose any of, the Confidential Information (other than clinical data) without KKC’s prior written consent, and (c) at KKC’s request, such clinical investigator will, for a reasonable period of up to ninety (90) days from initial delivery to KKC, delay revealing any subject matter included in the clinical data in any publication or disclosure in order to permit the filing of patent applications.
10.3 Public Announcements and Use of Names. Except for public disclosures (a) resulting from the issuance of one or more press releases to be mutually-agreed upon by the Parties, (b) otherwise permitted under this Article 10 or (c) required by Applicable Law or by the rules and regulations of any securities exchange on which a Party’s securities are traded, neither Party will disclose any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to the execution of this Agreement, the subject matter of this Agreement, any of the terms of this Agreement, or any amendment hereto without the prior written consent of the other Party.

Article 11.
TERM AND TERMINATION

11.1 Term. This Agreement will commence on the Effective Date and will remain in full force and effect for as long as any Licensed Product(s) is Commercialized by either Party and/or its Related Parties, unless terminated earlier pursuant to Section 11.2 or 11.3 (the “Term”).
11.2 Termination by KKC.
11.2.1 Insolvency. To the extent permitted under Applicable Laws, KKC will have the right to terminate this Agreement in its entirety, at KKC’s sole discretion, upon delivery of written notice to AEVI upon the filing by AEVI in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of AEVI or its assets, upon the proposal by AEVI of a written agreement of composition or extension of its debts, or if AEVI is served by a Third Party (and not by KKC) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by AEVI of an assignment for the benefit of its creditors.
11.2.2 Breach. KKC will have the right to terminate this Agreement in its entirety, at KKC’s sole discretion, subject to Section 11.2.5, upon delivery of written notice to AEVI in the event of any material breach by AEVI of this Agreement, provided that such breach has not been cured within (***) after written notice of such breach and KKC’s intention to terminate is given by KKC to AEVI; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within (***) after written notice thereof is given by KKC (except that in the case of a bona fide dispute over whether or to what extent a payment by AEVI to KKC is due, this Section 11.2.2 will not be triggered provided that AEVI will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.2.2. Subject to Section 11.2.5, any such termination of this Agreement will become effective at the end of the applicable cure period, unless AEVI has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, KKC’s right of termination will be suspended only if and for so long as AEVI has provided to KKC a written plan that is reasonably calculated to effect a cure within (***) thereafter and such plan is acceptable to KKC (such acceptance not to be unreasonably withheld, conditioned, or delayed), and AEVI commits to and carries out such plan as provided to KKC.
11.2.3 Termination as to a Country.
(a) European Union. KKC will have the right to terminate this Agreement, solely as it relates to a particular country in the European Union if AEVI fails to satisfy its obligations set forth in Section 6.1.1 with respect to such country.
(b) Canada. KKC will have the right to terminate this Agreement, solely as it relates to Canada, if (a) the JSC unanimously decides to not proceed with Development in the

Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada or (b) AEVI declines to proceed with Development in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, and the JSC does not unanimously agree, in each case as set forth in Section 6.1.2.
11.2.4 Termination for Patent Challenge. If AEVI or any of its Affiliates directly claim, or cause a Third Party to claim, or knowingly supports (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim, or in response to a subpoena or court or administrative law request or order), including by providing information, documents, and/or funding, a claim (a) to the validity, scope, enforceability or patentability of any of the KKC Patent Rights in any formal legal or administrative action or proceeding, or (b) that no Earned Royalties, Sublicense Royalties, Net Receipts, milestone payments, Patent Costs or other payments (as such capitalized terms are defined under the LJI Agreement) are due or required to be paid to LJI under the LJI Agreement because the applicable KKC Patents licensed by LJI to KKC under the LJI Agreement covering or claiming a Licensed Product are invalid or unenforceable except where such KKC Patent Rights have been found to be unpatentable, invalid or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal is taken or can be taken, or have been admitted or determined to be invalid or unenforceable through reissue, re-examination, disclaimer or similar formal proceeding, or where a pending application within the KKC Patent Rights has been abandoned or finally rejected (in each case, other than pursuant to a claim by KKC, AEVI or their respective Affiliates or by a Third Party caused by any of the foregoing entities) in any Challenge, then (x) if and to the extent permitted by Applicable Law, (***) during and after the pendency of such Challenges from the date KKC, AEVI, or any of their respective Affiliates first institute or make such challenges. In such event, notwithstanding anything to the contrary in this Agreement, (i) AEVI will not be obligated to (***) in case such Challenges are initiated or conducted solely by or on behalf of KKC or any of its Affiliates (in which case, KKC will be responsible for (***)), and (ii) KKC will not be obligated to (***) in case such Challenges are initiated or conducted solely by or on behalf of AEVI or any of its Affiliates (in which case, AEVI will (***)). (***) under this Section 11.2.4 (x) may be exercised at any time after AEVI (or any of its Affiliates) may have Challenged or knowingly supports (other than in response to a subpoena or court order) a Challenge to the validity, enforceability or patentability of any of the KKC Patent Rights. If a sublicensee of AEVI Challenges the validity, scope or enforceability of or otherwise opposes any of the KKC Patent Rights under which such sublicensee is sublicensed, then AEVI will, upon written notice from KKC, promptly terminate such sublicense. “Challenge” under this Section 11.2.4 will refer to a legal action or filing with a patent authority or tribunal or a court that could, if successful, result in a holding of invalidity, unenforceability, or unpatentability of a patent or application within the KKC Patent Rights.
11.2.5 Dispute. If AEVI reasonably and in good faith disagrees as to whether KKC has a basis for terminating this Agreement pursuant to Section 11.2.2, AEVI may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by KKC pursuant to Section 11.2.2 will be effective unless and until

KKC’s right to terminate this Agreement under Section 11.2.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.
11.2.6 Abandonment. If AEVI, in its discretion, decides to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, AEVI will promptly notify KKC in writing of its intent to do so. KKC will have the right to terminate this Agreement immediately upon receipt of such notice.
11.3 Termination by AEVI.
11.3.1 Insolvency. To the extent permitted under Applicable Law, AEVI will have the right to terminate this Agreement in its entirety, at AEVI’s sole discretion, upon delivery of written notice to KKC upon the filing by KKC in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of KKC or its assets, upon the proposal by KKC of a written agreement of composition or extension of its debts, or if KKC is served by a Third Party (and not by AEVI) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by KKC of an assignment for the benefit of its creditors.
11.3.2 Breach. AEVI will have the right to terminate this Agreement in its entirety, at AEVI’s sole discretion, subject to Section 11.3.4, upon delivery of written notice to KKC in the event of a material breach by KKC of this Agreement, provided that such breach has not been cured within (***) after written notice of such breach and AEVI’s intention to terminate is given by AEVI to KKC; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within (***) after written notice thereof is given by AEVI (except that in the case of a bona fide dispute over whether or to what extent a payment by KKC to AEVI is due, this Section 11.3.2 will not be triggered provided that KKC will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.3.2. Subject to Section 11.3.4, any such termination of this Agreement will become effective at the end of the applicable cure period, unless KKC has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, AEVI’s right of termination will be suspended only if and for so long as KKC has provided to AEVI a written plan that is reasonably calculated to effect a cure within (***) thereafter and such plan is acceptable to AEVI (such acceptance not to be unreasonably withheld, conditioned, or delayed), and KKC commits to and carries out such plan as provided to AEVI.
11.3.3 Convenience. (***), such termination to be effective at the end of such notice period, AEVI may terminate this Agreement as to such Licensed Product and/or such jurisdiction for any reason or no reason, including if AEVI, in its reasonable discretion, decides to cease all of its Development and/or Commercialization efforts with respect to such Licensed Product in such jurisdiction.
11.3.4 Dispute. If KKC reasonably and in good faith disagrees as to whether AEVI has a basis for terminating this Agreement pursuant to Section 11.3.2, KKC may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by AEVI pursuant to Section 11.3.2 will be effective unless and until KKC’s right to terminate this Agreement under Section 11.3.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.
11.4 Consequences of Termination. Upon termination of this Agreement in its entirety or with respect to a country in the Territory or the European Union pursuant to Section 11.2.3(a) and in case of Canada pursuant to Section 11.2.3(b) (in which event the following will apply only with respect to such country):
11.4.1 Reversion. All rights and licenses granted to AEVI in Article 7 will terminate, all rights of AEVI under the KKC Technology will revert to KKC, and AEVI and its Affiliates will cease all use of the KKC Technology. Except as set forth in Sections 11.4.2 through 11.4.9, all rights and licenses granted to KKC in Article 7 will terminate, all rights of KKC under the AEVI Technology will revert to AEVI, and KKC and its Affiliates will cease all use of the AEVI Technology.
11.4.2 Regulatory Filings. AEVI will assign, and hereby does assign effective as of the effective date of such termination, to KKC all Regulatory Filings (including all INDs and NDAs) and Regulatory Approvals and all other documents necessary to further Develop, Manufacture, and Commercialize the Licensed Products, as they exist as of the date of such termination, (and all of AEVI’s right, title and interest therein and thereto). AEVI will provide to KKC one (1) copy of the foregoing documents and Regulatory Filings, all documents and filings contained in or referenced in any such Regulatory Filings, together with the raw and summarized data for any preclinical and clinical studies of the Licensed Product. For clarity, KKC will have the right to use the foregoing material information, materials and data developed by AEVI solely in connection with KKC’s development, manufacture and commercialization of Licensed Products. KKC will have the right to seek specific performance of AEVI’s obligations referenced in this Section 11.4.2 and/or in the event of failure to obtain assignment, AEVI hereby consents and grants to KKC the right to access and reference (without any further action required on the part of AEVI, whose authorization to file this consent with any Regulatory Authority is hereby granted) any and all such regulatory filings for any regulatory or other use or purpose. Without limiting the foregoing in this paragraph, to the extent applicable, AEVI’s obligations under this Section 11.4.2 will continue with respect to all countries in the Territory and the

European Union for which there is a failure to obtain assignment of all regulatory filings and Regulatory Approvals.
11.4.3 Know-How Transfer. AEVI will provide to KKC all data and information generated during the Term necessary for the development and/or commercialization of the relevant Licensed Products and assign (or, if applicable, cause its Affiliate to assign) to KKC all of AEVI’s (and such Affiliate’s) entire right, title and interest in and to all such data and information. AEVI will provide to KKC the tangible embodiments of all other Know-How Controlled by AEVI and its Affiliates in existence as of the effective date of such termination relating to the Development, Manufacturing, and Commercialization of the Licensed Products, including without limitation AEVI’s manufacturing processes, techniques and trade secrets necessary for and used in the manufacture of such Licensed Products as of the effective date of such termination and all Know-How specifically relating to any composition, formulation, method of use or manufacture of such Licensed Products. AEVI will grant, and hereby does grant effective as of the effective date of such termination, to KKC a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide right and license under such Know-How for developing, making, using, importing, selling and offering for sale Licensed Products. AEVI will reasonably cooperate with KKC to assist KKC with understanding and using the Know How provided to KKC under this Section 11.4.3. If AEVI has decided to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, and this Agreement is terminated pursuant to Section 11.2.6, AEVI will provide to KKC all technology resulting from such abandoned Development and/or Commercialization efforts. KKC will have a royalty-free, irrevocable, world-wide, unlimited license to such abandoned Development and/or Commercialization efforts including the right to sublicense and to contract with Third Parties for further Development and/or Commercialization.
11.4.4 Trademarks. To the extent that AEVI owns any trademark(s) (including without limitation any Product Trademarks) and/or domain names that pertain specifically to an Licensed Product that KKC believes would be necessary for the Commercialization of a Licensed Product (as then currently marketed, but not including any marks that include, in whole or part, any corporate name or logo of AEVI), AEVI will assign (or, if applicable, cause its Affiliate to assign), and hereby does assign effective as of the effective date of such termination, to KKC all of AEVI’s (and such Affiliate’s) right, title and interest in and to any registered or unregistered trademark, trademark application, trade name or internet domain name in each country.
11.4.5 Termination License. AEVI will grant, and hereby grants effective as of the effective date of such termination, to KKC a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide (excluding the countries of the Territory to which AEVI retains its rights) right and license under any Patent Rights owned solely by AEVI or its Affiliates as of the effective date of termination to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products. AEVI will grant to KKC, under any Patent Rights that AEVI’s Controls but does not own at the time of termination, to the full extent permitted under the agreement(s) of AEVI covering such Patent

Rights, a non-exclusive, irrevocable, royalty-free (as to AEVI), transferable, sublicensable, worldwide (excluding the countries of the Territory to which AEVI retains its rights) right and license, to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products; provided that KKC enters into a written agreement with AEVI with respect to each such Patent Right that (a) ensures compliance with the applicable contract between AEVI and its licensor including KKC agreeing to all provisions thereof that must be imposed on sublicensees, (b) requires KKC to pay all amounts payable by AEVI to its licensor related to KKC’s exercise or enjoyment of such rights including milestones, royalties and patent expenses and (c) indemnifies AEVI for any breach of such agreement between KKC and AEVI.
11.4.6 Continued Supply. If AEVI has any inventory of any Licensed Products suitable for use in clinical trials, AEVI will offer to sell such Licensed Products to KKC at (***) (but KKC will be under no obligation to purchase the foregoing inventory of Licensed Products unless it agrees to do so in writing at such time); provided, however, that, in the event of a termination pursuant to Section 11.3.3, (***). If AEVI has the capability in place as of the effective date of such termination to commercially Manufacture and supply to KKC all or part of KKC’s requirements of the applicable Licensed Products, if KKC so elects in its sole discretion, AEVI will use Commercially Reasonable Efforts to supply to KKC (***) as much of KKC’s requirements of such Licensed Products (and to develop a reasonable inventory level) during such period, (***) for such Licensed Products, under terms and conditions as may be mutually agreed between the Parties. If KKC, despite its best efforts, is unable to Manufacture, or to secure a supply of, such Licensed Products in an amount sufficient to meet its requirements (***), AEVI will continue to supply such Licensed Products to KKC to the extent necessary to meet KKC’s requirements, so long as KKC continues to use its best efforts to develop the capabilities necessary to Manufacture such Licensed Products and/or to secure a supply of such Licensed Products.
11.4.7 Transfer of Manufacturing Technology. In the event, at the time of such termination, (a) AEVI manufactures the Licensed Products at its own facility, AEVI will conduct manufacturing technology transfer to KKC, and (b) if AEVI engages a Third Party to manufacture and supply the Licensed Products, AEVI will, at KKC’s election, either (i) have such Third Party conduct manufacturing technology transfer to KKC or (ii) will use reasonable efforts to assist in the transfer of such supply arrangements to KKC.
11.4.8 Continuing Obligations. Neither Party will be relieved of any obligation that accrued prior to the effective date of such termination. All amounts due or payable to KKC that were accrued prior to the effective date of termination will remain due and payable. Except as otherwise expressly provided herein, no additional amounts will be payable based on events occurring after the effective date of termination; provided that the foregoing will not be deemed to limit either Party’s indemnification obligations under this Agreement for acts or omissions incurring prior to the effective date of such termination that are the subject of such indemnification even if the indemnification amount cannot be accrued or determined as of the effective date of such termination.

11.4.9 Retention of Payments. KKC will have the right to retain all amounts previously paid to KKC by AEVI.
11.4.10 No Compensation. KKC will not owe any compensation to AEVI for the research, development, manufacture, or commercialization of any Licensed Products in the event of any termination of the Agreement by KKC, without prejudice to any rights that either Party may have to bring a claim for damages arising out of this Agreement and the termination thereof or any other amounts payable with respect to activities conducted prior to the effective date of such termination.
11.4.11 Costs. Any costs and expenses incurred by AEVI in connection with the assignments and transfers made by AEVI under this Section 11.4 will be borne by AEVI.
11.5 Return of Confidential Information. Upon the termination of this Agreement, each Party will promptly return to the other Party, delete or destroy (with written notification of such destruction) all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party; provided that such Party may keep one copy of such materials for archival purposes only.
11.6 Effect of Termination; Survival. The termination of this Agreement will not relieve the Parties of any obligation accruing prior to such termination. The provisions of Article 10 (Confidentiality), Article 12 (Representations and Warranties; Indemnification) and Article 13 (Miscellaneous Provisions) and Sections 7.4.3 (Effect of Termination on Sublicenses) and 9.2.2 (Joint Inventions) will survive any termination of this Agreement. Except as set forth in this Article 11 or as otherwise set forth in this Agreement, upon termination of this Agreement all other rights and obligations cease. Any termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.
11.7 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by either Party, including without limitation Article 7, are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States (hereinafter “IP”). The Parties agree that each Party, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any other provisions of Applicable Law outside the United States that provide similar protection for IP. In the event of termination of a Party pursuant to Section 11.2.1 or 11.3.1, the terminated Party hereby grants to the other Party and its Affiliates a right to obtain possession of and to benefit from a complete duplicate of (or complete access to, as appropriate) any such IP and all embodiments of intellectual property, which, if not already in such other Party’s possession, will be promptly delivered to it upon such other Party’s written request therefor. The term “embodiments of intellectual property” includes all tangible, electronic or other embodiments of rights and licenses hereunder, including all Licensed Products, all Regulatory Approval Applications and Regulatory Approvals and rights of reference therein, and all Information related to Licensed Products, KKC Technology and

AEVI Technology, as applicable. The terminated Party will not interfere with the exercise by the other Party or its Affiliates of rights and licenses to IP and embodiments of intellectual property licensed hereunder in accordance with this Agreement and agrees to assist such other Party and Affiliates of such other Party to obtain the IP and embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for such other Party or Affiliates of such other Party to exercise such rights and licenses in accordance with this Agreement. The Parties acknowledge and agree that milestone payments made under Section 8.3 do not constitute royalties within the meaning of U.S. Bankruptcy Code §365(n) or relate to licenses of intellectual property hereunder.
11.8 No Limitation of Remedies. Except as herein expressly provided, notwithstanding anything to the contrary in this Agreement, except as otherwise set forth in this Agreement, termination of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination nor prejudice either Party’s right to obtain performance of any obligation. Each Party will be free, pursuant to Section 13.2, to seek (without restriction as to the number of times it may seek) damages, costs and remedies that may be available under Applicable Law or in equity and will be entitled to offset the amount of any damages and costs obtained in a final determination under Section 13.2 of monetary damages or costs (as permitted by this Agreement) against the other Party against any amounts otherwise due to such other Party under this Agreement. It is understood and agreed that either Party will be entitled to seek specific performance as a remedy to enforce the provisions of this Article 11, in addition to any other remedy to which such Party may be entitled by Applicable Law. Nothing in this Article 11 will be deemed to limit any remedy to which either Party may be entitled by Applicable Law.
Article 12.
REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; INDEMNIFICATION

12.1 Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party that as of the Effective Date of this Agreement:
(a) Corporate Existence and Authority. It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.
(b) Authorized Execution; Binding Obligation.
(i) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on its part; and
(ii) This Agreement has been duly executed and delivered by it and constitutes a legal, valid, and binding obligation enforceable against it in accordance with this Agreement’s terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equity principles, including judicial principles affecting the availability of injunction and specific performance.
(c) No Conflicts. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound.
(d) All Consents and Approvals Obtained. Except with respect to any consent required from Lonza or Sanofi, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all governmental authorities and other persons or entities required to be obtained or provided by such Party in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those government approvals, if any, not required at the time of execution of this Agreement.
(e) Compliance with Law. It will at all times comply with Applicable Laws in all material respects. Neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered services relating to the Licensed Products: (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred by the FDA (or subject to a similar sanction of a Regulatory Authority) or (ii) has ever been under indictment for a crime for which a person or entity could be so debarred.
12.2 KKC Representations and Warranties. KKC represents and warrants to AEVI that as of the Effective Date:
(a) KKC Controls the KKC Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The KKC Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by KKC as of the Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. KKC has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the KKC Technology in a manner that conflicts with any rights granted to AEVI hereunder.
(b) To the knowledge of KKC, there is no actual or threatened infringement of the KKC Patent Rights in the Field by any Third Party that would adversely affect AEVI’s rights under this Agreement.
(c) To the knowledge of KKC, the KKC Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by KKC or any of its Affiliates relating to the KKC Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and KKC is not aware of any reasonable basis for a claim alleging that (i) the KKC Patent Rights are invalid or unenforceable, (ii) the KKC Patent Rights or the licensing or exploiting of the KKC Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party, or (iii) any

Third Party other than a KKC Licensor has any right, title, or interest in, to, and under any KKC Patent Rights.
(d) To the knowledge of KKC, KKC is not in default, and to KKC’s knowledge, none of the KKC Licensors is in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, any KKC In-Licenses, and KKC has not waived or allowed to lapse any of its rights under any KKC In-Licenses, and no such rights have lapsed or otherwise expired or been terminated.
(e) There are no claims, judgments or settlements against or owed by KKC or its Affiliates or pending or threatened claims or litigation relating to the KKC Technology.
12.3 KKC Covenants. KKC covenants that during the Term:
(a) KKC will use Commercially Reasonable Efforts to fulfill its obligations under the KKC In-Licenses to the extent such obligations have not been delegated to AEVI and to the extent that failure to do so would materially adversely affect AEVI or its rights hereunder.
(b) KKC will not assign, transfer, convey or otherwise encumber its right, title and interest in the KKC Technology in a manner that conflicts with any rights granted to AEVI hereunder.
(c) KKC will not enter into any subsequent agreement with any KKC Licensor that modifies or amends any KKC In-Licenses in any way that would materially adversely affect AEVI’s rights or economic interest under this Agreement without AEVI’s prior written consent.
(d) KKC will not terminate any KKC In-Licenses in whole or in part, directly or indirectly, without AEVI’s prior written consent if such termination would materially affect AEVI’s license granted hereunder; for clarity KKC may (i) terminate any KKC In-Licenses by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and KKC will promptly notify AEVI after the occurrence of each such event.
(e) KKC will furnish AEVI with copies of all notices received by KKC relating to any alleged breach or default by KKC under any KKC In-Licenses within (***) after KKC’s receipt thereof and, if KKC cannot or chooses not to cure or otherwise resolve any such alleged breach or default, KKC will so notify AEVI within (***) thereafter.
12.4 AEVI Representations and Warranties. AEVI represents and warrants to KKC that as of the Effective Date:
(a) AEVI Controls the AEVI Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The AEVI Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by AEVI as of the Effective Date that are necessary or useful to Develop, Manufacture and

Commercialize the Licensed Product. AEVI has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the AEVI Technology in a manner that conflicts with any rights granted to KKC hereunder.
(b) To the knowledge of AEVI, there is no actual or threatened infringement of the AEVI Patent Rights in the Field by any Third Party that would adversely affect KKC’s rights under this Agreement.
(c) To the knowledge of AEVI, the AEVI Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by AEVI or any of its Affiliates relating to the AEVI Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and AEVI is not aware of any reasonable basis for a claim alleging that (i) the AEVI Patent Rights are invalid or unenforceable, (ii) the AEVI Patent Rights or the licensing or exploiting of the AEVI Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party or (iii) any Third Party other than the AEVI Licensor has any right, title, or interest in, to, and under any AEVI Patent Rights.
(d) To the knowledge of AEVI, the Development activities set forth in the initial Development Plan do not infringe any third party intellectual property rights.
(e) To the knowledge of AEVI, AEVI is not in default, and to AEVI’s knowledge, the AEVI Licensor is not in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, the AEVI In-License, and AEVI has not waived or allowed to lapse any of its rights under any AEVI In-License, and no such rights have lapsed or otherwise expired or been terminated.
(f) There are no claims, judgments or settlements against or owed by AEVI or its Affiliates or pending or threatened claims or litigation relating to the AEVI Technology.
12.5 AEVI Covenants. AEVI covenants that during the Term:
(a) AEVI will not engage in any activities that use the KKC Technology in a manner that is outside the scope of the rights granted to it hereunder.
(b) All of AEVI’s activities related to its use of the KKC Technology, and the research, Development and Commercialization of the Licensed Products, pursuant to this Agreement will comply with all Applicable Laws.
(c) AEVI will use Commercially Reasonable Efforts to fulfill its obligations under the AEVI In-License to the extent such obligations have not been delegated to KKC and to the extent that failure to do so would materially adversely affect KKC or its rights hereunder.

(d) AEVI will not assign, transfer, convey or otherwise encumber its right, title and interest in the AEVI Technology in a manner that conflicts with any rights granted to KKC hereunder.
(e) AEVI will not enter into any subsequent agreement with CHOP that modifies or amends the AEVI In-License in any way that would materially adversely affect KKC’s rights or economic interest under this Agreement without KKC’s prior written consent.
(f) AEVI will not terminate the AEVI In-License in whole or in part, directly or indirectly, without KKC’s prior written consent if such termination would materially affect KKC’s license granted hereunder; for clarity AEVI may (i) terminate the AEVI In-License by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and AEVI will promptly notify KKC after the occurrence of each such event.
(g) AEVI will furnish KKC with copies of all notices received by AEVI relating to any alleged breach or default by AEVI under the AEVI In-License within (***) after AEVI’s receipt thereof and, if AEVI cannot or chooses not to cure or otherwise resolve any such alleged breach or default, AEVI will so notify KKC within (***) thereafter.
12.6 Mutual Covenants. Each Party hereby covenants to the other Party that during the Term:
(a) All employees and officers of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their Inventions, whether or not patentable, if any, to such Party as the sole owner thereof, and under the obligation to maintain as confidential the Confidential Information of such Party.
(b) Such Party will perform its activities pursuant to this Agreement in compliance with good clinical practices and good manufacturing practices, in each case as applicable under the Applicable Laws and regulations of the country and the state and local government wherein such activities are conducted, and also with the standards in the pharmaceutical industry for the development and commercialization of pharmaceutical products.
(c) Such Party will not employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by such Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant.
(d) Such Party will not practice or exploit the intellectual property licensed to such Party under this Agreement except to the extent expressly permitted under the terms and conditions of this Agreement.

(e) Such Party will not grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder.
12.7 Consequences of Partial Termination of an In-License. In the event that a portion, but not all of KKC’s rights under the KKC In-Licenses terminate, then AEVI will owe no further obligations to KKC under this Agreement with respect to such terminated rights. In the event that a portion, but not all of AEVI’s rights under the AEVI In-License terminate, then KKC will owe no further obligations to AEVI under this Agreement with respect to such terminated rights.
12.8 Warranty Disclaimer. The Parties acknowledge and agree that nothing in this Agreement (including, without limitation, any exhibits or attachments hereto) will be construed as representing an estimate or projection of either (a) the extent to which Licensed Products will be successfully Developed or Commercialized or (b) the anticipated sales or the actual value of any Licensed Product. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT(S). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL.
12.9 No Consequential Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 12.9 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY OR TO LIMIT A PARTY’S LIABILITY FOR BREACHES OF ITS OBLIGATION REGARDING CONFIDENTIALITY UNDER ARTICLE 10.
12.10 Indemnification and Insurance.
12.10.1 Indemnification by AEVI. AEVI will indemnify, hold harmless, and defend KKC, its Affiliates, and their respective directors, officers, employees and agents (“KKC Indemnitees”) from and against any and all damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments of any kind (collectively, “Losses”) arising out of any Third Party claim, suit or proceeding, whether for money or equitable relief (each, a “Third Party Claim”), arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by AEVI in this Agreement, or any breach or violation of any covenant or agreement of AEVI or a Related Party in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of AEVI or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by AEVI or its Affiliate or sublicensee (including a sublicensed contract manufacturer) of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by AEVI or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from AEVI’s exercise in accordance with the terms of this Agreement of any intellectual property rights granted by KKC hereunder. Furthermore, AEVI will have no obligation to indemnify the KKC Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which KKC must indemnify AEVI under this Agreement. In addition, AEVI will indemnify, hold harmless, and defend (i) LJI and its directors, officers, employees, and agents from and against any and all Losses (including costs of investigation and court costs) arising at any time from or in any manner connected with, directly or indirectly, any activity of AEVI involving the KKC Patent Rights solely owned by LJI or any information furnished under the LJI Agreement, including the use, handling, storage, distribution, containment, sale and/or disposition of any product (whether or not a Licensed Product), or provision of any service, related to or derived directly or indirectly from or using any KKC Patent Rights solely owned by LJI; and (ii) the KKC Indemnitees from and against any and all Losses arising out of any Third Party Claims related to, directly or indirectly, any activities performed by or on behalf of AEVI or AEVI’s Third Party contract manufacturer in connection with the exercise of rights under the KKC Technology licensed under the KKC In-License with Lonza, if, pursuant to Section 7.4.1, KKC sublicenses its rights under such KKC Technology to AEVI or AEVI’s Third Party contract manufacturer for the Manufacture of Licensed Products by AEVI or such contract manufacturer.
12.10.2 Indemnification by KKC. KKC will indemnify, hold harmless, and defend AEVI, its Affiliates and their respective directors, officers, employees and agents (“AEVI Indemnitees”) from and against any and all Losses arising out of any Third Party Claims arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by KKC in this Agreement, or any breach or violation of any covenant or agreement of KKC in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of KKC or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by KKC or its Affiliate or sublicensee of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by KKC or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from KKC’s exercise in accordance with the terms of this Agreement of any intellectual property rights granted by AEVI hereunder. Furthermore, KKC will have no obligation to indemnify the AEVI Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which AEVI must indemnify KKC. In addition, KKC shall be bound by Section 12.2 of the AEVI In-License in the capacity of “Licensee” in respect of KKC and its Related Parties’ activities under this Agreement and use of the AEVI Technology licensed under the AEVI In-License, and KKC agrees that the Indemnitees (as defined in Section 12.2 of the AEVI In-License) are intended third party beneficiaries of this sentence.
12.10.3 Indemnification Procedure. In the event of any such claim against any AEVI Indemnitee or KKC Indemnitee (individually, an “Indemnitee”), the indemnified Party will promptly notify the other Party in writing of the claim and the indemnifying Party will manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee will cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party will not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Section 12.10.1 or Section 12.10.2 may apply, the indemnifying Party will promptly notify the Indemnitees, which will then have the right to be represented in any such action or proceeding by separate counsel at their expense; provided that the indemnifying Party will be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party. If the indemnifying Party does not assume the defense of such claim as described in this Section 12.10.3, above, the Indemnitee may defend such claim but will have no obligation to do so. The defending Party will not settle or compromise such claim without the prior written consent of the other Party, and will not settle or compromise such claim in any manner which would have an adverse effect on such other Party’s interests, without the prior written consent of such other Party, which consent, in each case, will not be unreasonably withheld, conditioned, or delayed.
12.10.4 Insurance. Each Party will use its Commercially Reasonable Efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder. Such insurance will be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time in order to fulfill the obligation under Section 12.10.1 or 12.10.2, including, but not limited to, the indemnification against any Losses involving any actual or alleged death or bodily injury arising out of or resulting from the Development, Manufacture or Commercialization of any Licensed Product.
Article 13.
MISCELLANEOUS PROVISIONS

13.1 Governing Law. This Agreement will be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York, New York, U.S.A., notwithstanding the provisions governing conflict of laws of any jurisdiction to the contrary.
13.2 Dispute Resolution.
13.2.1 With respect to any disputes between the Parties concerning this Agreement over which AEVI does not have explicit final decision-making authority pursuant to Section 3.1.3, the dispute will be submitted to escalating levels of AEVI and KKC senior management for review. If the dispute cannot be resolved despite such escalation, then the matter will be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. Such resolution, if any, by the Executive Officers will be final and binding on the Parties. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, each Party may submit such dispute for arbitration pursuant to Section 13.2.2.
13.2.2 Arbitration.
(a) If any dispute will arise between KKC and AEVI in connection with or relating to this Agreement, then such dispute will be resolved exclusively by and through an arbitration proceeding to be conducted under the auspices of, and pursuant to, the Commercial Rules of the International Chamber of Commerce (together with any successor organization thereto, the “ICC”) in New York, New York, U.S.A. Such arbitration proceeding will be conducted in the English language applying the law provided in Section 13.1 and in such an expedited manner as is then permitted by the ICC’s commercial arbitration rules. The Parties also agree to take reasonable discovery, with reasonableness to be determined by the arbitrators. Each of the foregoing agreements to arbitrate all disputes and the results, determinations, findings, judgments and awards rendered through such arbitration will be final, non-appealable and legally binding on KKC and AEVI and may be entered and enforced by any court or tribunal of competent jurisdiction. Notwithstanding anything to the contrary in this Section 13.2, a Party may seek injunctive relief in any court of competent jurisdiction.
(b) Any arbitration proceeding will be initiated by written notice from either KKC or AEVI to the other Party. The arbitration will be conducted before a panel of three (3) arbitrators. Each of KKC and AEVI will have the right to select one (1) arbitrator. The third arbitrator will be selected by the mutual agreement of the arbitrators appointed by the Parties. The Party initiating the arbitration proceeding will appoint its arbitrator within ten (10) days following service of the demand for arbitration to the other Party, who will in turn appoint its arbitrator within thirty (30) days of receiving service of the demand. The two appointed arbitrators will agree upon an arbitrator within thirty (30) days of the date of the appointment by the parties of the second arbitrator. If either Party or their appointees fail to appoint an arbitrator within the specified time period, the ICC will exercise its powers pursuant to Article 9 of the ICC Rules of Arbitration to appoint such arbitrator. The ICC’s appointment will be binding on the Parties. Each arbitrator will be an attorney in good standing in the Bar of New York and experienced in commercial disputes involving pharmaceutical companies. Time is of the essence of this arbitration procedure, and KKC and AEVI will instruct the arbitrators to render their decision within ninety (90) days of the arbitration’s completion. The cost of the arbitration (including, without limitation, reasonable attorneys’ fees, expenses and disbursements) will be borne as the arbitrators will decide; otherwise such costs (including, without limitation, the prevailing Party’s reasonable attorneys’ and accountants’ fees, expenses and disbursements) will be borne by the Party against which the judgment of the arbitrator is to be enforced.
13.3 Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. Notwithstanding the foregoing, (a) KKC may monetize the value of its payments under this Agreement by assigning to a Third Party the right to receive payments and the right to receive payment reports from AEVI; provided that KKC gives thirty (30) days prior written notice to AEVI, and (b) either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate (but subject to the consent of CHOP in respect of the AEVI Technology licensed under the AEVI In-License in the case of assignment by KKC) or pursuant to a Change of Control (but subject to the consent of Sanofi, to the extent required under Applicable Law, in respect of the KKC Technology licensed under the KKC In-License with Sanofi in the case of assignment by AEVI). The assigning Party will remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned to such assignee.
13.4 Entire Agreement; Amendments. This Agreement and the Schedules and Exhibits referred to in this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral, except that Article 1 through 10 of the Clinical Development and Option Agreement will govern with respect to matters occurring prior to the Effective Date. Any amendment or modification to this Agreement will be made in writing signed by both Parties.
13.5 Notices. Any consent or notice required to be given or made under this Agreement by one of the Parties to the other will be in writing and (a) delivered by hand, (b) sent by internationally recognized overnight delivery service or (c) sent by facsimile transmission and confirmed by sender by prepaid, registered or certified mail letter, and will be deemed to have been properly served to the addressee upon receipt of such written communication, in any event to the following addresses:

If to KKC:	Kyowa Kirin Co., Ltd. 1-9-2, Otemachi Chiyoda-ku, Tokyo 100-0004 Japan Attention: Director of Business Development Department Facsimile No.: +81-3-5205-7129

with a copy to:	Kyowa Kirin Co., Ltd. 1-9-2, Otemachi Chiyoda-ku, Tokyo 100-0004 Japan Attention: Director of Legal Affairs Group, Legal and Intellectual Property Department Facsimile No.: +81-3-5205-7130

If to AEVI:	Aevi Genomic Medicine, LLC 435 Devon Park Drive, Bldg 700, Suite 715 Wayne, PA 19087 Attention: Chief Executive Officer Facsimile No.: +1 (443) 304-8001

with a copy to:	Pepper Hamilton LLP Two Logan Square 18th & Arch Streets Philadelphia, Pennsylvania 19103-2799 Attention: Brian M. Katz Facsimile No.: +1 (215) 981-4750

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given: (a)  if personally delivered, when delivered; (b) if sent by internationally-recognized overnight courier, on the Business Day of the sender during which the sender delivers the notice to the courier; or (c) if sent by facsimile, when all pages of the notice are successfully transmitted (as shown by a report generated by the sender’s facsimile machine) during a Business Day of the sender.
13.6 Force Majeure. The failure of either Party to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of such Party, will not be deemed to be a breach of this Agreement, but will be excused to the extent and for the duration of such cause, and the affected Party will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and will use its Commercially Reasonable Efforts to avoid or remove such cause, and will perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.
13.7 Compliance with Export Regulations. Neither Party will export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export laws and regulations.
13.8 Independent Contractors. It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement will be construed as authorization for either KKC or AEVI to act as agent for the other. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose, including tax purposes, or to create any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.
13.9 Further Assurances. Each Party agrees to execute, acknowledge and/or deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
13.10 No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party.
13.11 Performance by Affiliates. Each Party recognizes that the other Party may perform some or all of its obligations under this Agreement through Affiliates to the extent permitted under this Agreement; provided, however, that such other Party will remain responsible for the performance by its Affiliates as if such obligations were performed by such other Party.
13.12 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the use of any gender will be applicable to all genders. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description that precedes such term, and will be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import regardless of whether such words are actually written there (and drawing no implication from the actual inclusion of such phrase in some instances after the word “including” but not others). References to “Article”, “Articles”, “Section”, Sections”, “Exhibit” or “Exhibits” are references to the numbered Article(s), Section(s), or lettered Exhibit(s) of this Agreement, unless expressly stated otherwise. Except where the context otherwise requires, (a) references to a particular law, rule or regulation mean such law, rule or regulation as in effect as of the relevant time, including all rules and regulations thereunder and any successor law, rule or regulation in effect as of the relevant time, and including the then-current amendments thereto; (b) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (c) whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified, and if a period of time is specified and dates from a given day or Business Day, or the day or Business Day of an act or event, it is to be calculated exclusive of that day or Business Day; (d) references to a particular person or entity include such person’s or entity’s successors and assigns to the extent not prohibited by this Agreement; (e) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein will be interpreted in a correlative manner; and (f) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits).
13.13 No Implied Waivers; Rights Cumulative. No failure on the part of KKC or AEVI to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.
13.14 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one (1) or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.
13.15 No Third Party Beneficiaries. Except as expressly set forth in Section 12.10.2, no person or entity other than AEVI, KKC and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.
[Remainder of Page Left Blank Intentionally. Schedules Follow.]

Schedule 1.5
AEVI IN-LICENSE
License Agreement between The Children’s Hospital of Philadelphia and AEVI Medical Israel Ltd. dated November 12, 2014.

Schedule 1.10
AEVI PATENT RIGHTS

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Schedule 1.15
AMINO ACID SEQUENCE OF ANTI-LIGHT MAB
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Schedule 1.24
Commercialization Costs
Examples of Commercialization Costs
Commercialization Costs will include, but will not be limited to, the following, in each case attributable to, or reasonably allocable to, Commercialization of Licensed Products in the Field in the Territory:
Detailing costs - costs associated with interactive face-to-face visits by a sales representative with a medical professional who has prescribing authority or is able to influence prescribing decisions, within the target audience during which approved uses, safety, effectiveness, contraindications, side effects, warnings or other relevant characteristics of a pharmaceutical product are discussed in an effort to increase prescribing preferences of a pharmaceutical product for its approved uses.
Distribution costs - costs identifiable to the distribution of a Licensed Product to a customer (and not otherwise deducted from Net Sales), including customer and specialty pharmacy services (including costs associated with establishing and running customer call centers), collection of data about sales to hospitals, clinics and other customers, order entry, billing, shipping, logistics, warehousing, product insurance, freight not paid by customers, credit and collection and other like activities the costs of which are includable in “distribution costs” in accordance with the Accounting Standards.
Early Access Program or EAP costs – costs associated with any program to provide patients with products free of charge. Early access programs include treatment INDs / protocols and compassionate use programs, as applicable. For clarity, an EAP with respect to a Licensed Product may continue to be performed following Regulatory Approval of a Licensed Product and costs may continue to be incurred in accordance with the performance of such EAP after Regulatory Approval.
Patient Assistance Programs – costs associated with establishing and administering patient assistance programs.
Health Care Reform fees - costs for fees paid to the U.S. government as defined in the Patient Protection and Affordable Care Act and similar taxes and governmental fees.
Commercial Operations Costs – costs of the commercial operations team supporting Commercialization of the Licensed Products in the Field, including, without limitation:
(a) Marketing Expenses, which includes costs identifiable to the advertising, promotion and marketing of Licensed Products in the Field, and related professional education;
(b) Advertising, which includes costs associated with media costs, direct mails, production expenses, agency fees, and medical congresses and meetings;

(c) Promotion, which includes costs associated with professional samples, professional literature, promotional material, patient aids, detailing aids, reimbursement of patient assistance programs, public relations and communications expenses, web and social media expenses, patient advocacy support, development of information and data for national accounts, managed care organizations and group purchasing organizations;
(d) Market Research, which includes costs associated with market information, focus groups, and market research professional staff and related out-of-pocket costs such as travel, business meals, and training;
(e) Marketing Management, which includes the costs of product management and sales promotion management compensation and departmental expenses as well as costs associated with developing overall sales and marketing strategies and planning;
(f) Reimbursement/Access Services, which includes costs incurred to manage reimbursement programs, marketing costs (educational material) as well as coupon or co-pay programs;
(g) Health Policy/Advocacy, which includes costs associated with advocacy as well as any specific policy lobbying and trade and government relations related expenses; and
(h) Selling Support, which includes costs associated with logistics and document support and the operation of the sales/medical science liaison team such as meeting planning.
Medical Affairs Expenses - costs with respect to: medical affairs and other activities associated with clinical studies conducted after Regulatory Approval in the Territory (to the extent not otherwise included within Development Costs); medical and scientific information and response to external inquiries or complaints; pharmacovigilance, investigator initiated research if not covered in the Phase V Clinical Trials, costs of establishing and maintaining patient registries, medical education, Health Economics and Outcomes Research (HECOR, HEMAR), speaker programs, advisory boards, educational grants and fellowships, drug safety, government affairs (including costs associated with compliance with the Sunshine Act and other similar government regulation); and field-based medical science liaisons, medical affairs clinical trial management, MD’s in field (separate from medical science liaisons), publications, medical communications and field medical education.
Recall Expenses – costs, to the extent not otherwise covered by KKC’s indemnity obligations, associated with notification, retrieval and return of Licensed Products in the Field in the Territory, destruction of such returned Licensed Products in the Field, and distribution of the replacement Licensed Products in the Field.
Selling Costs - costs directly attributable to selling Licensed Product in the Field, including the FTE Costs for sales representatives/medical science liaisons and first line sales managers, exhibits at shows or conventions including samples, charges for space, sales aids and brochures, sales meetings, consultants, call reporting and other Third Party monitoring/tracking services, automobile allowance, meal expenses, travel/housing for meetings, costs of computer and other equipment of sales representatives/medical science liaisons and other incidental expenses incurred by sales representatives/medical science liaisons in respect of selling the Licensed Product in the Field.
Other Commercialization Costs - any other costs attributable or allocable to Commercialization of Licensed Products in the Field in the Profit Share Territory in accordance with Accounting Standards, to the extent not included in one of the other categories or definitions of costs under this Exhibit 1.24.

Schedule 1.46
FTE Rates

1. The following table sets forth the FTE Rates for AEVI FTEs:

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2. The following table sets forth the FTE Rates for KKC FTEs:

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Schedule 1.51
KKC IN-LICENSES
License Agreement between La Jolla Institute for Allergy and Immunology and Kyowa Hakko Kirin Co., Ltd. (***). This is the LJI Agreement referred to in Section 1.61.
(***) Agreement between Lonza Sales AG and Kyowa Hakko Kirin Co., Ltd (***).
(***) Agreement between Bristol-Myers Squibb Company and Kyowa Hakko Kirin Co., Ltd. (***).
Letters between Kyowa Hakko Kirin Co., Ltd. and Sanofi (***), and sublicensing of rights to AEVI.

Schedule 1.55
KKC PATENT RIGHTS

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EXHIBIT C
PLAN B LICENSE AGREEMENT

See Attached

Execution Version
LICENSE AGREEMENT
by and between
KYOWA KIRIN CO., LTD.
and
AEVI GENOMIC MEDICINE, LLC

Schedules
Schedule 1.5 – AEVI In-License
Schedule 1.10 – AEVI Patent Rights
Schedule 1.15 – Amino Acid Sequence of Anti-Light mAb
Schedule 1.24 – Commercialization Costs
Schedule 1.45 – FTE Rates
Schedule 1.50 – KKC In-Licenses
Schedule 1.54 – KKC Patent Rights
i

LICENSE AGREEMENT
This License Agreement (this “Agreement”), effective as of the Effective Date (as defined in Section 2.1), is by and between Kyowa Kirin Co., Ltd., a company organized and existing under the laws of the Japan and having its principal office at 1-9-2, Otemachi, Chiyoda-ku, Tokyo 100-0004, Japan and formerly known as Kyowa Hakko Kirin Co., Ltd. (“KKC”), and Aevi Genomic Medicine, LLC, a Delaware limited liability company and successor to Medgenics, Inc., a Delaware corporation (“AEVI”). KKC and AEVI may each be referred to herein individually as a “Party” and collectively as the “Parties.”
INTRODUCTION
WHEREAS, the Parties have entered into the Amended and Restated Clinical Development and Option Agreement, effective as of May 28, 2020 (the “Clinical Development and Option Agreement”); and
WHEREAS, pursuant to the Clinical Development and Option Agreement, KKC granted AEVI the right to conduct the Initial Development (as defined in the Clinical Development and Option Agreement) with respect to Anti-LIGHT mAb (as defined in Section 1.15); and
WHEREAS, pursuant to the Clinical Development and Option Agreement, KKC granted AEVI the right to conduct one or more signal finding studies in the Field (as defined in Section 1.41) and an option to obtain an exclusive license to Develop, Manufacture and Commercialize products containing Anti-LIGHT mAb at KKC’s election either under the terms and conditions of this Agreement (the “Plan B Election”) or under the terms and conditions of the license agreement attached to Exhibit B to the Clinical Development and Option Agreement (the “Plan A Election”); and
WHEREAS, this Agreement will become fully effective in accordance with Section 2.1 of this Agreement only upon KKC making or being deemed to have made the Plan B Election pursuant to the terms and conditions of the Clinical Development and Option Agreement; and
WHEREAS, this Agreement will not become effective and be rendered null and void in accordance with Section 2.2 of this Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
Article 1.
DEFINITIONS

When used in this Agreement, each of the following terms will have the meanings set forth in this Article 1:
1.1 “Accounting Standards” means with respect to a Party, as applicable, (a) United States generally accepted accounting principles (“GAAP”), (b) Japanese generally accepted accounting standards, or (c) International Financial Reporting Standards, in each case consistently applied.
1.2 “Acquirer Intellectual Property” means the Patent Rights and Know-How owned or controlled by a Third Party acquirer of AEVI or KKC, as the case may be, immediately prior to a
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Change of Control transaction, and Inventions thereto following the effective date of such Change of Control.
1.3 “Administrative Contact” means any contact to or from a Regulatory Authority that is general or administrative in nature (e.g., notification by a Regulatory Authority of the assignment of a new reviewer or a notification of a new address or new contact information).
1.4 “AEVI Business Day” means a day on which banking institutions in New York, New York are open for business other than Saturday or Sunday.
1.5 “AEVI In-License” means each Third Party agreement listed on Schedule 1.5.
1.6 “AEVI Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of AEVI (or its Affiliates), as determined by the United States patent laws for inventorship, in each case while performing activities under this Agreement.
1.7 “AEVI Know-How” means Know-How that is (a) Controlled by AEVI or any of its Affiliates on the Effective Date or during the Term (other than KKC Know-How pursuant to the licenses granted hereunder) and (b) reasonably necessary or useful in connection with Development, Manufacture, use or Commercialization of Licensed Products.
1.8 “AEVI Licensor” means The Children’s Hospital of Philadelphia (“CHOP”).
1.9 “AEVI Lonza License Agreement” means an agreement between AEVI and Lonza that licenses to AEVI the intellectual property rights subject to the (***) Agreement between Lonza and KKC (***), to the extent related to the Licensed Product in the Field in the Territory and the European Union, including the right to sublicense to another contract manufacturer such that such contract manufacturer can perform process development and supply of anti-LIGHT-mAb.
1.10 “AEVI Patent Rights” means (a) the United States and foreign patents and patent applications listed on Schedule 1.10 and any Patent Rights arising from those patents and patent applications during the Term, (b) any Patent Rights included within AEVI Inventions that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products and (c) any Patents Rights included in Third Party Technology (i) in respect of which AEVI obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products.
1.11 “AEVI Technology” means AEVI Know-How, AEVI Patent Rights and AEVI Inventions other than Acquirer Intellectual Property.
1.12 “Affiliate” means, with respect to any person or entity, any other person or entity which controls, is controlled by, or is under common control with such person or entity. A person or entity will be regarded as in control of another entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of
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directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).
1.13 “Allowable Expenses” means, with respect to Profit-Share Products and each Contract Quarter, all FTE Costs and Out-of-Pocket Costs incurred by AEVI or its Related Parties that are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory, and Manufacture of such Profit-Share Products for Commercialization, during the applicable Contract Quarter, including such FTE Costs and Out-of-Pocket Costs which are: (a) Manufacturing Costs; (b) Commercialization Costs; and (c) Third Party Technology Costs, in each case determined from the books and records of AEVI or its Related Parties maintained in accordance with Accounting Standards and in each case of (a)-(c) as are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory during the applicable Contract Quarter. For clarity, no milestone payment made to KKC or its Affiliates pursuant to Section 8.3 will be an Allowable Expense. For purposes of clarity, it is understood that there will be no double-counting of expenses within the definition of Allowable Expenses.
1.14 “Applicable Law” means the laws, rules and regulations, including without limitation any rules, regulations, guidelines or other requirements of the Regulatory Authorities applicable to the Development, Manufacturing or Commercialization of Licensed Products or other activities conducted by the Parties under this Agreement, that may be in effect from time to time in the applicable territory.
1.15 “Anti-LIGHT mAb” means the fully human monoclonal antibody targeting LIGHT (TNFSF14) consisting of the amino acid sequence set forth on Schedule 1.15.
1.16 “Bankruptcy Code” means Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States.
1.17 “Biosimilar” means, with respect to a reference brand biologic product and a particular jurisdiction, a biologic product: (a) that is highly similar to such reference brand biologic product notwithstanding minor differences in clinically inactive components; (b) has no clinically meaningful differences from such reference brand biologic product in terms of safety, purity and potency; and (c) for which a Biosimilar Application is approved by the relevant Regulatory Authority of such jurisdiction. Notwithstanding anything to the contrary in this Agreement, a “Biosimilar” does not include any biologic product sold under a BLA or approved Biosimilar Application of any Party or any of its Related Parties or manufactured or produced by or on behalf of a Party or any of its Related Parties.
1.18 “Biosimilar Application” means a Regulatory Approval Application for a product claimed to be biosimilar or interchangeable to any Licensed Product, or otherwise relying on the approval of such Licensed Product, in each case in accordance with Applicable Law in the jurisdiction in which the product is sought to be marketed and sold.
1.19 “BLA” means a Biologics License Application filed with FDA or the equivalent thereof filed with any other Regulatory Authority.
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1.20 “BMS” means Bristol-Myers Squibb Company.
1.21 “Business Day” means, with respect to KKC, a KKC Business Day, and, with respect to AEVI, an AEVI Business Day.
1.22 “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) except in the case of a bona fide equity financing in which a Party issues new shares of its capital stock, a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates.
1.23 “Commercialization” means importing, exporting, marketing, promoting, distributing, offering for sale and selling a Licensed Product and, solely with respect to Section 7.5, a Competing Product in the Field and will include activities required to fulfill ongoing post-approval regulatory obligations, including adverse event reporting and sales force training but excluding any Phase 4 Clinical Trial (as defined in Section 1.33). When used as a verb, “Commercialize” will mean to engage in Commercialization.
1.24 “Commercialization Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of AEVI or its Related Parties in accordance with this Agreement and attributable to, or reasonably allocable to, the Commercialization of the Licensed Products in the Field in the Territory, including marketing costs, sales costs, distribution costs, importing and exporting costs, Phase 5 Clinical Trial costs, insurance costs incurred in connection with Commercialization activities, medical affairs costs and certain general and administrative costs (but excluding Development Costs) as further defined in Schedule 1.24. In this Agreement, “Phase 5 Clinical Trial” means a post-registration clinical trial that is not required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.
1.25  “Commercially Reasonable Efforts” means, with respect to a Party, the carrying out of obligations in a diligent and sustained manner using such effort and employing such resources as would normally be exerted or employed by a similarly situated biopharmaceutical company for a product of similar commercial or strategic importance, and at a similar stage of its product life, based on conditions then prevailing, taking into consideration safety and efficacy, development costs, the anticipated prescription label, the nature of the Licensed Product, the clinical setting in which it is expected to be used and all other relevant factors. Commercially Reasonable Efforts will be determined on a country-by-country basis.
1.26 “Competing Product” means (***), other than a Licensed Product, (***).
1.27 “Confidential Information” means, with respect to each Party, proprietary data or information of such Party or its Affiliates or sublicensees, including, without limitation, (a) with
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respect to KKC, all KKC Technology, and, with respect to AEVI, all AEVI Technology, (b) any information designated as Confidential Information of such Party hereunder, in all cases that is identified as confidential either in writing or orally, provided that any orally disclosed information is described in reasonable detail in a written notice sent by the Disclosing Party to the Receiving Party within thirty (30) days of the oral disclosure requesting that such information be treated as Confidential Information hereunder, and (c) all information that is manifestly confidential, whether or not marked as such.
1.28 “Contract Quarters” means the successive three (3) month periods in each Contract Year ending on March 31, June 30, September 30 or December 31.
1.29 “Contract Year” means the twelve (12) month period beginning on January 1 and ending on December 31 of each calendar year, provided, however, that the first Contract Year will be the period of time beginning on the Effective Date and ending on December 31, 2016. Each Contract Year, except the first Contract Year, will be divided into four (4) Contract Quarters.
1.30 “Control” or “Controlled” means with respect to any (a) material, item of information, method, data or other Know-How, or (b) intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by the referenced Party or its Affiliates of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangement with any Third Party existing before or after the Effective Date.
1.31 “Data Exclusivity Period” means, with respect to a particular jurisdiction, the time period of legal protection and confidential treatment provided for clinical test data required to be submitted to a Regulatory Authority for such jurisdiction in order to demonstrate safety and efficacy of a new drug or biologic, and all similar protections on such clinical test data intended to prevent generic drug manufacturers or biosimilar manufacturers from relying on this data in their own Biosimilar applications.
1.32 “Development” means, with respect to a Licensed Product and, solely with respect to Section 7.5, a Competing Product in the Field, non-clinical and clinical drug development activities performed on or after the Effective Date, including without limitation the conduct of clinical trials, test method development, toxicology, pharmacology, pharmacokinetics formulation, data management, statistical analysis and report writing and clinical studies, and regulatory affairs and all activities associated with obtaining and maintaining Regulatory Approvals. When used as a verb, “Develop” means to engage in Development.
1.33 “Development Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of a Party in accordance with this Agreement and attributable to, or reasonably allocable to, the Development of the Licensed Products in the Field in the Territory and that are materially consistent, as applicable, with the Development Plan, including costs and expenses for Regulatory Approvals and pricing and/or reimbursement approvals, and costs incurred after Regulatory Approval, including Phase 4 Clinical Trial costs, costs of non-clinical studies, costs of clinical studies for additional Indications in the Field,
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insurance costs incurred in connection with Development activities (but excluding costs that are allocable to Commercialization Costs and the costs of general company management, financial, legal or business development personnel). Development Costs will not include any costs incurred by either Party prior to the Effective Date, including, without limitation, costs for purchasing raw materials, for manufacturing clinical supplies of Licensed Product or for any labeling or packaging materials, whether or not such raw materials, clinical supplies or labeling or packaging materials are used by the Parties for Development activities after the Effective Date. In this Agreement, “Phase 4 Clinical Trial” means a post-registration clinical trial or post-marketing surveillance study performed in accordance with Applicable Laws and required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.
1.34 “Development Plan” means (a) the written comprehensive plan for (i) the Development of any Licensed Product in the Field in the Territory, including, but not limited to, activities designed to generate the preclinical, process development/manufacturing scale-up, clinical and regulatory information required for filing Regulatory Approval Applications in the Territory and (ii) the preparation and submission of related Regulatory Approval Applications in the Territory and (b) an annual budget for Development Costs setting forth both internal and external resources and expenses for the then-current Contract Year.
1.35 “EMA” means the European Medicines Agency and any successor agency having substantially the same functions.
1.36 “European Union” means all countries over which EMA has jurisdiction from time to time and all countries that exit the jurisdiction of the EMA from time to time.
1.37 “Executive Officers” means the Chief Executive Officer of AEVI (or an executive of AEVI designated by such Chief Executive Officer) and the Chief Executive Officer of KKC (or an executive of KKC designated by such Chief Executive Officer).
1.38 “Fair Market Value” means (a) with respect to investment by a Third Party in exchange for equity securities of AEVI, (i) for so long as AEVI’s common stock is publicly traded on a securities exchange, the volume weighted average closing price of a share of AEVI’s common stock on the principal exchange on which such stock is then trading for the ten (10) trading days ending on the date that is twenty (20) trading days on such exchange prior to the first public announcement of such equity investment, and (ii) if AEVI’s common stock is no longer publicly traded on a securities exchange, the fair market value of a share of common stock of AEVI as of the date of closing such investment as determined in good faith by the board of directors of AEVI, taking into account such factors and for such time period as the board of directors of AEVI reasonably deems is appropriate, and agreed to by KKC, such agreement not to be unreasonably withheld, delayed, or conditioned, and (b) with respect to any non-cash consideration (other than equity securities), the fair market value of such consideration as determined in good faith by the board of directors of AEVI and agreed to by KKC, such agreement not to be unreasonably withheld, delayed, or conditioned.
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1.39 “FD&C Act” means the US Federal Food, Drug, and Cosmetic Act, as amended from time to time (21 U.S.C. Section 301 et seq.), together with any rules and regulations promulgated thereunder.
1.40 “FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.
1.41 “Field” means treatment, prevention, and diagnosis (***) of pediatric (18 and below) onset rare and orphan disease (***) Crohn Disease, Ulcerative Colitis, (***), Juvenile Idiopathic Arthritis, Psoriasis, (***). Pediatric onset patients who survive into adulthood will be included in the scope of the Field.
1.42 “First Commercial Sale” means, with respect to a given Licensed Product in a country, the first commercial sale in an arms-length transaction of such Licensed Product to a Third Party by or on behalf of a Party, its Affiliate or its sublicensee in such country following receipt of applicable Regulatory Approval of such Licensed Product in such country.
1.43 “FTE” means a full time equivalent person year (consisting of a total of two thousand (2,000) hours per Contract Year, subject to a proportionate reduction in the first Contract Year) of scientific, technical, marketing, sales, distribution and certain general and administrative activities related to the Development of Licensed Products and/or the Commercialization of the Licensed Products in the Field in accordance with this Agreement. For the avoidance of doubt, no individual will count as more than one (1) FTE, and any individual who works less than two thousand (2,000) hours in a given Contract Year performing activities under this Agreement will be counted as a fraction of one (1) FTE, the numerator of which is the number of hours such individual performs activities under this Agreement and the denominator of which is two thousand (2,000) hours.
1.44 “FTE Costs” means all costs for FTEs calculated by multiplying (a) the actual number of FTEs utilized by KKC or AEVI in performing activities in accordance with any Development Plan and/or Commercialization Plan by (b) the applicable FTE Rate, provided that, to the extent either Party is unable to fully track the number of FTEs utilized, the Parties will agree on a mechanism for estimating such number.
1.45 “FTE Rate” means, with respect to an FTE, the applicable amount set forth on Schedule 1.45, as such amount may be adjusted pursuant to Section 8.7.
1.46 “IND” means an Investigational New Drug Application, as defined in the FD&C Act, or similar application or submission that is required to be filed with any Regulatory Authority before beginning clinical testing of a Licensed Product in human subjects.
1.47 “Inventions” means any and all ideas, information, Know-How, data research results, writings, inventions, discoveries, modifications, enhancements, derivatives, new uses, developments, techniques, materials, compounds, products, designs, processes or other
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technology or intellectual property, whether or not patentable or copyrightable, and all Patent Rights and other intellectual property rights in any of the foregoing.
1.48 “Joint Inventions” means any and all Inventions made or generated hereunder jointly by at least one employee or contractor of each Party (or its respective Affiliates), as determined by United States patent laws for inventorship, in each case while performing activities under this Agreement.
1.49 “KKC Business Day” means a day on which banking institutions in Tokyo, Japan are open for business other than a Saturday or Sunday.
1.50 “KKC In-Licenses” means the Third Party agreements listed on Schedule 1.50.
1.51 “KKC Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of KKC (or its Affiliates), as determined by the United States patent laws for inventorship, in each case while performing activities under this Agreement.
1.52 “KKC Know-How” means Know-How that is (a) Controlled by KKC on the Effective Date or during the Term (other than AEVI Know How pursuant to the licenses granted hereunder) and (b) is reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory.
1.53 “KKC Licensor” means LJI, BMS, Lonza, and Sanofi, respectively defined in this Article 1, and its respective successor and assigns, which has licensed rights to KKC pursuant to the KKC In-Licenses.
1.54 “KKC Patent Rights” means (a) the United States and foreign patents and patent applications listed on Schedule 1.54 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (b) the United States and foreign patents and patent applications licensed to KKC under the KKC In-Licenses but not listed on Schedule 1.54 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (c) any Patent Rights included within KKC Inventions prior to the completion of the Term that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory and (d) any Patents Rights included in Third Party Technology prior to the completion of the Term (i) in respect of which KKC obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory.
1.55 “KKC Technology” means KKC Patent Rights, KKC Know-How and KKC Inventions other than Acquirer Intellectual Property.
1.56 “Know-How” means any non-public, proprietary invention, discovery, process, method, composition, formula, procedure, protocol, technique, result of experimentation or testing, information, data, material, technology or other know-how, whether or not patentable or copyrightable.
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1.57 “Licensed Product” means any product containing as an active ingredient the Anti-LIGHT mAb.
1.58 “LIGHT” means TNFSF14 (Unigene cluster number: Hs. 129708).
1.59 “LJI” means La Jolla Institute for Immunology (formerly, La Jolla Institute for Allergy and Immunology) and its respective successor and assigns, which has licensed rights to KKC pursuant to the LJI Agreement.
1.60 “LJI Agreement” means License Agreement between La Jolla Institute for Immunology and Kyowa Hakko Kirin Co., Ltd. (***).
1.61 “Lonza” means Lonza Sales AG and its Affiliates.
1.62 “Manufacturing” means, as applicable, all activities associated with the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and storage of Licensed Products and, solely with respect to Section 7.5, a Competing Product, including without limitation process and formulation development, process validation, stability testing, process development, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control, whether such activities are conducted by a Party, its Affiliates or a Third Party contractor of such Party. When used as a verb, “Manufacture” will mean to engage in Manufacturing.
1.63 “Manufacturing Costs” means:
(d) With respect to Licensed Product manufactured by AEVI, its fully-burdened costs (including the costs associated with product testing and release activities) of producing (including startup and validation but excluding what will be covered under Section 4.3.3) and packaging Licensed Product for sale in a given country, determined in accordance with the applicable Accounting Standard, based on the sum of the following components: (i) direct costs, including manufacturing labor and materials directly incurred in producing and packaging such Licensed Product; (ii) manufacturing and accounting personnel costs incurred by AEVI and attributable and reasonably allocable to the manufacture of Licensed Product, including quality labor and manufacturing and quality supervisory services, depreciation, and other operating and administrative costs which of the manufacturing, quality and accounting departments and associated occupancy costs which are allocable to such company departments based on space occupied or headcount, or other activity based method of allocation; (iii) any other reasonable and customary Out-of-Pocket Costs incurred by AEVI for the testing, transport, customs clearance, duty, insurance and/or storage of such Licensed Products, including payments made by AEVI to Third Parties for filing, finishing, packaging, labeling, testing, storage and shipment of such Licensed Product and AEVI’s handling cost with respect thereto, as applicable; and (iv) AEVI’s reasonably allocated share of cost of Licensed Product process improvements developed by AEVI or a Third Party on behalf of AEVI. For Licensed Products manufactured by AEVI, Manufacturing Cost will not include any general corporate overhead, any excess capacity cost or charges or cost for process development (except to the extent expressly provided above).
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(e) With respect to Licensed Product manufactured for AEVI by one or more Third Parties and supplied to KKC hereunder amounts actually paid (net of any discounts, credits or refunds) by such Party to such Third Parties for the manufacture and supply of such Licensed Product.
1.64 “Medical Affairs Activities” means, with respect to a Licensed Product, activities designed to ensure or improve appropriate medical use of, conduct medical education of, or further research regarding, such Licensed Product, including, with respect to such Licensed Product: (a) conducting service based medical activities including providing input and assistance with consultancy meetings, recommending investigators for clinical trials and providing input in the design of such trials and other research related activities, and delivering non-promotional communications and conduct non-promotional activities including presenting new clinical trial data and other scientific information; (b) grants to support continuing medical education, symposia, or Third Party research specifically related to such Licensed Product; (c) development, publication and dissemination of publications relating to such Licensed Product and relevant disease states; (d) medical information services provided in response to inquiries communicated via sales representatives or received by letter, phone call or email; (e) conducting advisory board meetings or other consultant programs; (f) support of investigator-initiated clinical trials; (g) managing relationships with cooperative groups, physician/hospital networks and advocacy groups; and (h) establishing and implementing risk, evaluation and mitigation strategies.
1.65 “Net Sales” means the gross invoiced sales by a Party and/or its Related Parties to Third Parties for Licensed Products sold, less deductions, consistent with applicable Accounting Standards used in the applicable reporting period for such Party’s consolidated financial reporting purposes, which will be limited to: (a) price adjustments, chargeback payments, credits, or rebates (or the equivalent thereof), allowances allowed and taken, quantity or other trade discounts and other amounts paid on sale of Licensed Products, including those granted to and actually used by group purchasing organizations or other buying groups, managed healthcare organizations, pharmacy benefit management companies, health maintenance organizations and any other providers of health insurance coverage, health care organizations or other healthcare institutions (including hospitals), Third Party health care administrators or patient assistance or other similar program, or to federal, state/provincial, local and other governments, including their agencies, or to wholesalers, distributors and other trade customers; (b) sales, use, tariffs, value-add, and/or excise taxes, or other governmental charges and tariffs incurred in connection with exportation or importation directly imposed and with reference to particular sales; (c) reasonable and customary freight, postage, shipping, insurance and other transportation expenses and delayed ship order credits reflected in the applicable invoice and paid by the customer; and (d) amounts allowed, repaid or credited due to defects, returns, rejections, recalls, rebates and replacements and allowances of goods or because of retroactive price reductions; (e) normal and customary rebates, trade, cash or quantity discounts; billing errors; coupons for price reductions; (f) required distribution commissions/fees payable to Third Party wholesalers for distribution of the Licensed Products; (g) allowance and write-offs for bad debt made in accordance with generally accepted accounting principles, consistently applied to all of such Party’s products; (h) discounts pursuant to indigent patient programs and patient discount programs including coupon discounts; and (i) any item, substantially similar in character or substance to any of the foregoing
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permitted by the applicable Accounting Standards and customary in the pharmaceutical industry.  Net Sales also includes the Fair Market Value of any non-cash consideration received in connection with the sale of the Licensed Products.  In the case of any sale of Licensed Product for value other than in an arm’s length transaction exclusively for cash, Net Sales will be determined by referencing Net Sales at which substantially similar quantities of such Licensed Product are sold in an arm’s length transaction for cash. For purposes of calculating Net Sales, transfers of Licensed Product between a Party and its Related Parties, whether or not value is exchanged therefor, will not be booked as sales.
1.66 “Out-of-Pocket Costs” means, with respect to specified activities hereunder, direct expenses paid or payable by a Party or its Related Parties to Third Parties (other than employees of such Party or its Related Parties) that are specifically identifiable and incurred to conduct such activities.
1.67 “Patent Rights” means all patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revivals or revalidations, supplementary protection certificates and patents of addition) and patent applications (including all provisional applications, continuations, continuations-in-part and divisions).
1.68 “PHS Act” means the Public Health Services Act (Title 42, U.S.C., Chapter 6A). As used herein the PHS Act will refer, more specifically, to 42 USC § 262, which governs the regulation of biological products.
1.69 “Product Labels and Inserts” means (a) all labels and other written, printed or graphic matter affixed to any container, packaging or wrapper utilized with Licensed Product, or (b) any written material physically accompanying Licensed Product, including product package inserts.
1.70 “Product Trademarks” means the trademark(s), service mark(s), accompanying logos, trade dress and/or indicia of origin used in connection with the Commercialization of each Licensed Product in the Territory. For purposes of clarity, the term Product Trademark(s) will not include, without limitation, the corporate names and logos of either Party, and will include any internet domain names incorporating such Product Trademarks.
1.71 “Profit” means with respect to all Profit-Share Products with respect to a Contract Quarter and a country in the Territory: (a) Net Sales of such Profit-Share Products in the Field in the Territory by AEVI and its Affiliates, plus (b) Profit-Share Product Proceeds, minus (c) Allowable Expenses, to the extent such deductions have not already or otherwise been deducted in calculating the amounts described in (a) and (b) above. If a calculation of Profit for a given Contract Quarter pursuant to the preceding sentence would result in a negative number, the amount of such Profit for such Contract Quarter will be zero (0).
1.72 “Profit-Share Product” means a Licensed Product Commercialized by AEVI or its Related Parties in the Territory.
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1.73 “Profit-Share Product Proceeds” means, with respect to Profit-Share Products, any proceeds received by AEVI or its Affiliates from Third Parties with respect to the Development, Manufacture, supply, or Commercialization of such Profit-Share Products in the Field in the Territory, including proceeds attributable to a grant of a license or sublicense, or a grant of distribution rights, to permitted sublicensees and distributors under this Agreement, to Develop, Manufacture or Commercialize such Profit-Share Products (or, if rights in addition to such rights to such Profit-Share Products are granted to such Third Party, then reasonably allocated to the rights granted to such Third Party with respect to such Profit-Share Products). In the event any Third Party sublicensee makes a bona fide investment in any equity securities issued by AEVI or any of its Affiliates, the cash consideration and the Fair Market Value of any non-cash consideration received by AEVI and its Affiliates in exchange therefor will be excluded from the calculation of Profit-Share Product Proceeds, up to the Fair Market Value of such equity securities, and the sum of any cash consideration and the Fair Market Value of any non-cash consideration received by AEVI and its Affiliates in excess of the Fair Market Value of such equity securities will be included in the calculation of Profit-Share Product Proceeds.
1.74 “Regulatory Approval” means the approval of the applicable Regulatory Authority necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Licensed Product in a regulatory jurisdiction, including, where required, separate pricing and/or reimbursement approvals.
1.75 “Regulatory Approval Application” means an application submitted to the appropriate Regulatory Authority seeking Regulatory Approval of a Licensed Product in a regulatory jurisdiction, including without limitation a BLA.
1.76 “Regulatory Authority” means any applicable supranational, national, regional, state or local regulatory agency, department, bureau, commission, council or other government entity involved in granting of Regulatory Approval for a Licensed Product in a regulatory jurisdiction, including without limitation the FDA and the EMA.
1.77 “Regulatory Materials” means any regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority, and any other records required to be maintained for possible audit by a Regulatory Authority, that may be necessary or reasonably desirable to Develop, Manufacture, or Commercialize Licensed Products in the Territory.
1.78 “Related Party” means, with respect to a Party, such Party’s Affiliates and permitted licensees and sublicensees, which term does not include wholesale distributors of such Party or its Affiliates, which distributors purchase a Licensed Product from such Party or its Affiliates in an arm’s-length transaction.
1.79 “Royalty-Bearing Sales” means Net Sales by KKC and its Affiliates of Licensed Products worldwide.
1.80 “Sanofi” means Sanofi, successor in interest to Sanofi-Aventis.
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1.81 “Significant Impact” means a decrease in AEVI’s and its Related Parties’ Net Sales of Licensed Products (***).
1.82 “Substantive Contact” means any contact to or from a Regulatory Authority that is not an Administrative Contact.
1.83 “Sublicensing Royalties” means royalties and sales milestones received by KKC from its licensees or sublicensees on Net Sales by such licensees or sublicensees of Licensed Products worldwide.
1.84 “Territory” means the United States and its territories and possessions, the European Union, and Canada.
1.85 “Third Party” means any person or entity other than a Party or any of its Affiliates.
1.86 “Third Party Technology” means any Patent Rights, Know-How, inventions, or other intellectual property owned, in whole or in part, by or licensed to a Third Party.
1.87 “Third Party Technology Costs” means, with respect to a Profit-Share Product, royalties, license fees or other payments, as applicable, that are made to any Third Party for the use of any Third Party Technology and are reasonably allocable to and reasonably necessary or useful for, the Development, Manufacturing or Commercialization of such Licensed Product in the Field in the Territory. For the avoidance of doubt:
(a) the amounts payable to the KKC Licensors under the KKC In-Licenses are Third Party Technology Costs, provided however that:
(iv) with respect to payments paid by KKC to LJI (***), only payments stipulated in paragraphs (1) and (3) of Section 12 of such addendum will be included in the Third Party Technology Costs and all other costs such as milestone payments will be solely borne by KKC and not included in Third Party Technology Costs;
(v) with respect to payments paid by KKC to Lonza (***), only payments stipulated in Section 5.2 of such agreement will be included in the Third Party Technology Costs and all other costs except for annual maintenance fee which is stipulated in Section 8.6.4(c) in this Agreement, will be solely borne by KKC and not included in Third Party Technology Costs;
(vi) with respect to payments paid by KKC to BMS (***), only payments stipulated in Section 10.6.1(a)(i) of such agreement will be included in the Third Party Technology Costs and all other costs will be solely borne by KKC and not included in Third Party Technology Costs;
(b) the amounts payable by AEVI:
(iii) to the AEVI Licensor pursuant to Section 6.4.1 and, with respect to amounts payable after receipt of the first Regulatory Approval for a Licensed Product in the Field in the Territory, pursuant to Section 6.2 under the AEVI In-License will be included in the
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Third Party Technology Costs, and payments paid by AEVI to CHOP with respect of all other costs under the AEVI In-License, including but not limited to milestone payments, will be solely borne by AEVI and not included in Third Party Technology Costs; and
(iv) as royalties under the AEVI Lonza License Agreement shall be treated as Third Party Technology Costs; and
(c) the amounts payable for obtaining rights to Third Party Technology for the Territory under Section 9.5 are Third Party Technology Costs.
1.88 Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“AEVI”	Preamble
“AEVI Indemnitees”	12.10.2
“Agreement”	Preamble
“Audited Party”	8.6.6
“BPCIA”	9.6.2
“Challenge”	11.2.4
“CHOP”	1.8
“Clinical Development and Option Agreement”	Introduction
“Commercialization Plan”	5.2
“Co-Chairperson”	3.1.1(b)
“Controlling Party”	9.3.3
“Cooperating Party”	9.3.3
“Defending Party”	9.4.2(a)
“Defensive Actions”	9.3.2
“Disclosing Party”	10.1.1
“Effective Date”	2.1
“Enforcement Expense”	9.3.3
“EU5 Countries”	6.2
“GAAP”	1.1
“Global Clinical Study”	4.2.4
“ICC”	13.2.2(a)
“Indemnitee”	12.10.3
“Infringement Claim”	9.4.1
“Inspecting Party”	5.3.3
“IP”	11.7
“Joint Patent”	9.2.2
“Joint Steering Committee” or “JSC”	3.1.1
“KKC”	Preamble
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“KKC Indemnitees”	12.10.1
“KKC Managed Patent Rights”	9.2.1
“KKC Territory Royalty Rate”	8.5.1
“Losses”	12.10.1

“Other Royalty Rate”	8.5.1
“Party” or “Parties”	Preamble
“Phase 3 Clinical Trial”	4.2.5
“Phase 4 Clinical Trial”	1.33
“Phase 5 Clinical Trial”	1.24
“Plan A Election”	Introduction
“Plan B Election”	Introduction
“Prosecuting Party”	9.2.2
“Publications”	10.2.2
“Receiving Party”	10.1.1
“Recoveries”	9.3.3
“Reference Product Sponsor”	9.6.2
“Requesting Party”	8.6.6
“Section 351(k) Applicant”	9.6.1
“SPC”	9.8
“Supply Agreement”	5.3.2
“Term”	11.1
“Territory Royalty Rate”	8.5.1
“Third Party Claim”	12.10.1

Article 2.
EFFECTIVENESS OF THIS AGREEMENT

2.1 Effectiveness of this Agreement upon the Plan B Election. This Agreement is not and will not become effective except as set forth in this Section 2.1. As of the date on which (a) KKC provides notice to AEVI that KKC has elected the Plan B Election or (b) KKC is deemed to have made the Plan B Election, in each case in accordance with Section 4.1.4 of the Clinical Development and Option Agreement, this Agreement shall automatically become effective. Such date is referred to in this Agreement as the “Effective Date.”
2.2 Non-Effectiveness of this Agreement. Upon the earliest to occur of (a) the termination of the Clinical Development and Option Agreement pursuant to any of Section 7.2, 7.3, 7.4 or 7.5 thereof, (b) KKC making the Plan A Election in accordance with Section 4.1.4 of the Clinical Development and Option Agreement or (c) the expiration of the Clinical Development and Option Agreement pursuant to Section 7.1(i)(a) or 7.1(ii)(a) thereof, this Agreement will not
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become effective and be rendered null and void. For the avoidance of doubt, upon this Agreement becoming effective, this Agreement shall survive the expiration or termination of the Clinical Development and Option Agreement for any reason.
Article 3.
GOVERNANCE

3.1 Joint Steering Committee.
3.1.1 Establishment of JSC. As soon as practicable and no later than (***) after the Effective Date, the Parties will establish a committee to facilitate the Development and Commercialization of Licensed Products under this Agreement (the “Joint Steering Committee” or “JSC”) as follows:
(a) Composition of the Joint Steering Committee. The JSC will be comprised of two (2) representatives designated by each of the Parties. Each representative will be an individual with significant experience or expertise in biopharmaceutical drug development. Each Party will appoint its respective initial representatives to the JSC (***) after the Effective Date, and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Additional representatives or consultants may from time to time be invited to attend JSC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.
(b) Chairperson. Each Party will designate one (1) of its representatives to be a co-chairperson (“Co-Chairperson”). Each Co-Chairperson or its designee will conduct the following activities of the Joint Steering Committee cooperatively: (i) scheduling meetings at least once per Contract Year, but more frequently if the JSC determines it necessary; (ii) setting agendas for meetings with solicited input from representatives of each Party; (iii) preparing and confirming minutes of the meetings, which will provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations made by the JSC, and delivering minutes to each Party’s senior management for review and final approval; and (iv) conducting effective meetings, including ensuring that objectives for each meeting are set and achieved.
(c) Meetings. The JSC will meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Contract Year. The JSC may meet by means of teleconference, videoconference or other similar communications equipment.
(d) Role. The JSC is a consultative body and may discuss any matter that a Party’s Co-Chairperson includes in the agenda for the meeting including:
(i) sharing information and discussing all Development Plans and amendments and updates thereto as well as KKC’s development of the Licensed Product outside the Territory including Development of indications beyond the initial indication;
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(ii) sharing information, discussing, and coordinating global regulatory strategy, global clinical development strategy, and global clinical supply strategy;
(iii) sharing information and discussing Commercialization of the Licensed Products, including strategic objectives and plans (including pricing and reimbursements), the Commercialization Plans and budgets and material amendments or updates thereto submitted to KKC by AEVI and Commercialization issues; and
(iv) discussing disputes between the Parties and discussing potential resolutions thereto.
3.1.2 Decision-Making. The JSC is a consultative body only and has no decision making power. For the avoidance of doubt, AEVI has sole decision-making power to with respect to Development, Manufacturing and Commercialization of the Licensed Product in the Field in the Territory.
Article 4.
DEVELOPMENT

4.1 Overview. AEVI will be responsible for all Development of the Licensed Product in the Field in the Territory. AEVI will bear all costs and expenses incurred in connection with the Development of Licensed Product in the Field in the Territory, including any and all regulatory activities, and, for clarity, none of such costs will be included in Allowable Expenses.
4.2 Development Plans.
4.2.1 Development Plans. AEVI has delivered to KKC the most current version of the clinical protocol for the Adolescent Study (as defined in the Clinical Development and Option Agreement). AEVI will provide KKC with an updated Development Plan in accordance with Section 4.2.3.
4.2.2 Additional Indications. At any time, AEVI may Develop in the Territory Licensed Products for additional indications in the Field (i.e., in addition to the first indication). In case KKC or any of its Related Parties wishes to Develop any Licensed Product for additional indications in the Field in any jurisdiction, and if in such cases AEVI is not Developing the same or similar indication in the Field in the Territory, the Parties will discuss in good faith regarding such Development by KKC or its Related Parties. Neither KKC nor any of its Related Parties will Develop any Licensed Product for additional indications in the Field in any jurisdiction unless AEVI is also Developing the same or similar indication in the Field in the Territory or AEVI otherwise consents in writing after the discussion with KKC set forth above.
4.2.3 Updates. No later than (***) prior to the beginning of the next Contract Year, AEVI will update each Development Plan and submit such updated Development Plans to KKC for informational purposes. Each Development Plan will contain the specific Development objectives to be achieved by AEVI during the then-current Contract Year and the annual budget for such Contract Year and the timeline for performing such Development activities. AEVI will
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use its Commercially Reasonable Efforts to perform the activities set forth in each Development Plan.
4.2.4 Global Clinical Study. If AEVI conducts a Global Clinical Study in the Field in any country in the Territory, at KKC’s request AEVI will in good faith discuss with KKC including sites in countries outside of the Territory for such Global Clinical Study in order for KKC to join such Global Clinical Study. In order for AEVI to include such sites in the Global Clinical Trial, such discussions must result in a mutually satisfactory amendment to this Agreement that addresses all relevant matters including operational matters (such as allocation of responsibilities between the Parties), regulatory matters (such as preparation of any required IND, management of communications with Regulatory Authorities and which Party will be the holder of the IND/sponsor of the trial), risk matters (including KKC indemnifying AEVI for Losses resulting from Third Party Claims arising from the trial at such sites including product liability and from AEVI’s performance of its allocated responsibilities) and KKC bearing all costs associated with all of the foregoing. In this Agreement, “Global Clinical Study” means, with respect to Development of Licensed Products, a study with a unique protocol, the results of which are designed to be submitted to Regulatory Authorities of the United States and European Union and other countries as mandatory for obtaining Regulatory Approval of such Licensed Products in the respective countries.
4.2.5 Development Event Notices. AEVI will inform KKC of the occurrence of each of the following events in writing within (***) after such occurrence: (a) commencement of the first Phase 3 Clinical Trial for any Licensed Product in the Territory; and (b) receipt of the first Regulatory Approval for any Licensed Product in the Territory. In this Agreement, “Phase 3 Clinical Trial” means a registration or pivotal clinical trial performed in accordance with applicable laws and conducted in subjects with a particular disease or condition which is designed to establish the efficacy and safety of a Licensed Product given its intended use and to define warnings, precautions and adverse events that are associated with such Licensed Product in the dosage range intended to be prescribed.
4.3 Development Responsibilities for Licensed Products. AEVI will be responsible for Development activities for Licensed Product for the Field for Territory as follows:
4.3.1 Regulatory Matters.
(a) Strategy. AEVI will develop a regulatory strategy for the Field for the Territory (subject to Section 6.1.1 in the case of terminated countries in the European Union and Section 6.1.2 in the case of Canada), that is consistent with the terms of this Agreement. Pursuant to and in accordance with such regulatory strategy, AEVI will use Commercially Reasonable Efforts to prepare Regulatory Approval Applications or other submissions to Regulatory Authorities that are suitable in content and format for use in all geographies in the applicable Territory (e.g., use of ICH eCTD format).
(b) Communications with Regulatory Authorities. AEVI will be responsible for all communications with Regulatory Authorities concerning the Licensed Product in the Field in the Territory. AEVI will disclose to KKC any and all material correspondence between AEVI and
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any Regulatory Authority in the Territory and minutes concerning the Development of the Licensed Product in the Field in the Territory received from any Regulatory Authority within (***) after receipt or transmission thereof. AEVI will keep KKC informed of any planned or actual communications with any Regulatory Authority regarding Development of the Licensed Product in the Field in the Territory.
(c) Regulatory Approvals.
(i) AEVI will be responsible for preparing and filing Regulatory Approval Applications for the Licensed Products in the Field for the Territory (subject to Section 6.1.1 in the case of terminated countries in the European Union and Section 6.1.2 in the case of Canada). Such Regulatory Approval Applications and any resulting Regulatory Approvals of the Licensed Products in the Field in the Territory will be made and issued in the name of AEVI or its Related Parties. AEVI will provide KKC with drafts of any Regulatory Approval Applications for the Licensed Products in the Field for the Territory sufficiently in advance of submission to allow KKC to review and comment on such documents.
(ii) AEVI grants KKC a right of reference to Regulatory Approval Applications filed by AEVI in the Territory for purposes of KKC obtaining Regulatory Approval (a) outside the Field in the Territory and (b) outside the Territory and will provide the FDA with any required document to effect such right of reference. In addition, AEVI will provide KKC manufacturing information for the CMC section of KKC’s Regulatory Approval Applications for the Licensed Product outside the Territory where applicable.
(d) Assistance. Each Party will cooperate with the other Party to provide all reasonable assistance and take all actions reasonably requested by the other Party that are necessary or desirable to enable the other Party to comply with any Applicable Law, including, but not limited to, reporting adverse drug experiences (and serious adverse drug experiences) to the applicable Regulatory Authorities.
4.3.2 Clinical Development. AEVI will develop a clinical development strategy for the Field for the Territory. Each Development Plan will be consistent with such clinical development strategy. AEVI will conduct clinical Development for Licensed Product in the Field for the Territory as necessary for preparing and submitting Regulatory Approval Applications in the Territory. AEVI will provide reasonable consultation to KKC upon KKC’s request in connection with Development of the Licensed Product outside the Territory.
4.3.3 CMC. AEVI will be solely responsible for all chemistry, manufacturing and control activities for the Licensed Product to support Regulatory Approval in the Field in the Territory, which, for clarity includes all CMC activities up to and including manufacturing process development, commercial scale-up and validation. AEVI will bear all costs and expenses incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development in the Field in the Territory (including failed batches and any batches, or parts thereof, that are Manufactured after the Effective Date, in anticipation of clinical studies but which are not actually used), and disposal of clinical samples, and, for clarity, none of such costs will be included in Allowable Expenses.
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4.3.4 Preclinical Development. If deemed necessary by AEVI, AEVI will develop a preclinical strategy for the Territory, which strategy may include each of the Parties (subject to KKC’s consent over activities to be performed by KKC, which may be withheld in KKC’s sole discretion), (a) preparing and reviewing the preclinical sections of all Regulatory Approval Applications and other submissions to any Regulatory Authorities for the Territory, and (b) providing pharmacokinetic, pathology, toxicology and bioanalytical support for the clinical program.
4.4 Drug Safety.
4.4.1 Responsibility Before First Commercial Sale. Prior to the First Commercial Sale of a Licensed Product anywhere in the world, whether inside or outside the Field, AEVI will hold and manage a safety database and will lead safety monitoring and reporting in the Field in the Territory, and when KKC conducts any clinical trials for the Licensed Product, KKC will hold and manage a safety database during clinical development and will lead safety monitoring and reporting outside the Field in the Territory and outside the Territory. Each Party will allow the other Party and its Affiliates and sublicensees or Third Parties acting on their respective behalf, to:
(a) review all serious adverse events within time frames that comply with 21 CFR 312.32;
(b) review IND safety reports, investigator brochure amendments, patient consent forms and clinical protocols;
(c) review monthly line listings;
(d) read and write to each Party’s database;
(e) participate in signaling discussions; and
(f) review all periodic reporting required by Regulatory Authorities (e.g., IND Annual Reports, EU Annual Safety Reports, etc.).
The Parties agree to jointly develop and enter into a global safety data exchange and pharmacovigilance agreement to facilitate this exchange of information no later than (***) prior to the date of initiation of the first clinical study sponsored by KKC if and when KKC decides to Develop the Licensed Product in its jurisdiction. In such case, AEVI will be responsible for holding and maintaining the global database for the Licensed Product.
4.4.2 After First Commercial Sale. In case the Parties have not entered in to a global safety data exchange and pharmacovigilance agreement according to Section 4.4.1, when KKC decides to Commercialize the Licensed Product in its jurisdiction, no later than (***) prior to the date of initiation of the first clinical study of the Licensed Product sponsored by KKC, if any, or the anticipated First Commercial Sale of a Licensed Product by KKC, AEVI and KKC will jointly develop and enter into a global safety data exchange and pharmacovigilance
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agreement. In such case, AEVI will be responsible for holding and maintaining the global database for the Licensed Product.
4.5 Records. Each Party will maintain scientific records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which will fully and properly reflect all work done and results achieved in the performance of Development under this Agreement by such Party. Each Party will have the right, during normal business hours and upon reasonable notice, to inspect and copy (or request the other Party to copy) all records of the other Party maintained in connection with the work done and results achieved in the performance of Development under this Agreement. All such records and the information disclosed therein will be maintained in confidence by the recipient in accordance with Article 10.
4.6 Know-How Transfer. In order to facilitate Development of Licensed Products, from time to time during the Term, each Party will disclose or transfer to the other Party any applicable KKC Know-How or AEVI Know-How, as the case may be, existing as of the Effective Date or developed after the Effective Date that is reasonably necessary or useful for the Development or Manufacture of the Licensed Products. Except as otherwise provided under this Agreement or explicitly authorized in writing by a Party, all Know-How delivered by such Party to the other Party will remain the sole property of such Party.
Article 5.
COMMERCIALIZATION

5.1 Commercialization. AEVI will be solely responsible for all Commercialization activities relating to the Licensed Products in the Field in the Territory, and as between AEVI and KKC, AEVI will record all revenues in connection with the Commercialization of Licensed Products in the Field in the Territory. KKC will be solely responsible for all Commercialization activities relating to the Licensed Products (a) outside the Field in the Territory and (b) outside the Territory, and as between AEVI and KKC, KKC will record all revenues in connection with the Commercialization of Licensed Products (i) outside the Field in the Territory and (ii) outside the Territory. AEVI will provide reasonable consultation to KKC upon KKC’s request in connection with Commercialization of the Licensed Product outside the Territory.
5.2 Commercialization Plans and Budgets. Commencing at least (***) prior to the projected First Commercial Sale of a Licensed Product in the Field in the Territory, AEVI will commence preparing a commercialization plan (each, a “Commercialization Plan”) for such Licensed Product in the Field in the Territory, including but not limited to marketing strategies and materials, and patient advocacy, and its planned annual budget estimating with reasonable detail Allowable Expenses expected to be incurred by AEVI in connection with the Commercialization of Profit-Share Products. No later than (***) prior to the projected First Commercial Sale of such Licensed Product in the Territory, AEVI will submit a Commercialization Plan to KKC for information only. After the launch of such Licensed Product, no later than (***) prior to the beginning of the next Contract Year, AEVI will update the Commercialization Plan for the Field in the Territory for such Licensed Product and submit such updates to KKC for information only. During the course of AEVI’s initial preparation of
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the Commercialization Plan and any subsequent updates, KKC may provide input on Commercialization strategies for Field for the Territory. AEVI will give reasonable consideration to KKC’s input, but KKC acknowledges that AEVI has the final decision-making authority over Commercialization activities in the Field in the Territory.
5.3 Manufacturing and Supply.
5.3.1 Responsibility. AEVI will develop a manufacturing and supply strategy for the Territory. Pursuant to this strategy, AEVI will be solely responsible for operational management of Manufacturing and supplying any Licensed Product for Commercialization in the Field in the Territory.
5.3.2 Supply by AEVI. AEVI will Manufacture and supply all of KKC’s requirements of Licensed Product for Commercialization and/or Development outside the Field in the Territory and outside the Territory. AEVI will supply KKC with unlabeled vialed Licensed Product for clinical trials conducted (a) outside the Territory, and (b) outside of the Field in the Territory and unlabeled vialed Licensed Product for Commercialization (i)  outside the Territory or (ii) outside the Field in the Territory, in each case (***). AEVI’s distribution of Licensed Product will be to a single distributor or Affiliate of KKC, as directed by KKC. AEVI will ship all Licensed Product FCA (INCOTERMS 2020) AEVI’s point of destination. The Parties will use Commercially Reasonable Efforts to complete within (***) after the Effective Date a supply agreement governing the terms of such supply by AEVI to KKC containing reasonable and customary terms contained herein and those additional terms typically associated with supply of pharmaceutical products (the “Supply Agreement”).
5.3.3 Inspection Rights. Not more than once per year, if KKC (the “Inspecting Party”) has any reasonable concerns regarding AEVI’s or its Related Parties’ Manufacturing of any Licensed Products or any other reasonable necessities for inspection or audit, the Inspecting Party will have the right, at the Inspecting Party’s expense and on not less than (***) prior notice, to inspect the facilities where the other Party or its Related Parties Manufacture, or have Manufactured, any Licensed Products and to audit the procedures of such other Party or its Related Parties for the Manufacturing of Licensed Products for purposes of quality control.
5.4 Medical Affairs Activities. AEVI will be solely responsible for Medical Affairs Activities with the Licensed Products in the Field in the Territory, and KKC will be solely responsible for Medical Affairs Activities with the Licensed Products outside the Territory. The applicable Party that is responsible for Medical Affairs Activities will have the exclusive right to respond to all questions or requests for information about the Licensed Products made by any medical professionals or any other Person in its respective territory and field that are beyond the scope of the Product Labels and Inserts.
5.5 Cross Territory Sales.
5.5.1 KKC Restrictions. KKC will not Commercialize or authorize the Commercialization of any Licensed Product in the Field in the Territory. KKC will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship,
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consign, or otherwise transfer any Licensed Products in the Field in the Territory; provided that KKC may ship, consign, or otherwise transfer any Licensed Product inside Territory for purposes of Manufacturing the Licensed Products for Development and Commercialization of the Licensed Products outside Territory or outside the Field in the Territory. KKC will use Commercially Reasonable Efforts to ensure that Licensed Products sold by or on behalf of KKC outside the Territory are not Commercialized in the Field in the Territory, including use via re-importation from a country or jurisdiction outside the Territory. Without limiting the generality of the foregoing, KKC will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product in the Field in the Territory. KKC will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of KKC’s contracts with any of the foregoing.
5.5.2 AEVI Restrictions. AEVI will not Commercialize or authorize the Commercialization of any Licensed Product outside the Territory or outside the Field in the Territory. AEVI will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Product outside the Territory or outside the Field in the Territory; provided that AEVI may ship, consign, or otherwise transfer any Licensed Product outside the Territory for purposes of Manufacturing the Licensed Products and/or Developing the Licensed Products for Commercialization in the Field in the Territory. AEVI will use Commercially Reasonable Efforts to ensure that Licensed Products sold by or on behalf of AEVI in the Territory are not Commercialized outside the Territory. Without limiting the generality of the foregoing, AEVI will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product outside the Field in the Territory or facilitate the use of such Licensed Product outside the Territory. AEVI will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of AEVI’s contracts with any of the foregoing.
Article 6.
DILIGENCE

6.1 Diligence in Development.
6.1.1 Generally. AEVI will use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in the Territory (both in United States and in the European Union, subject, with respect to Canada, to Section 6.1.2) and to obtain Regulatory Approvals for the Licensed Product in the Field in the Territory (subject, with respect to Canada, to Section 6.1.2). Subject to Section 6.1.2, if, with respect to any country in the Territory or the European Union, AEVI (a) does not (***), or (b) (***) files a Regulatory Approval Application but does not obtain Regulatory Approval and no additional clinical Development or Manufacturing activities are being conducted (***), then KKC will have the right to terminate this Agreement with respect to such country. For the avoidance of doubt, the filing of a Regulatory Approval
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Application with the EMA is considered a filing of a Regulatory Approval Application in all countries of the European Union.
6.1.2 Canada. With respect to Canada, the Parties will discuss Development of a Licensed Product in the Field in Canada at an appropriate time after Development of the Licensed Product for the initial indication in the Field in the Territory and the European Union is substantially advanced. Such discussion should take place no later than when AEVI decides to file the first Regulatory Approval Application for the Licensed Products in the Field in the United States, following the data readout of the Phase 3 Clinical Trial. If the Parties unanimously agree not to proceed with the Development of a Licensed Product in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, then AEVI will not be required to use Commercially Reasonable Efforts to Develop a Licensed Product and to obtain Regulatory Approvals for the Licensed Product in the Field in Canada. If AEVI elects not to proceed with the Development of a Licensed Product in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, and KKC does not agree to the foregoing, then KKC may terminate this Agreement pursuant to Section 11.2.3 solely with respect to Canada, and AEVI will not be required to use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in Canada and to obtain Regulatory Approvals for the Licensed Product in the Field in Canada.
6.2 Diligence in Commercialization. AEVI will use Commercially Reasonable Efforts to Commercialize each Licensed Product in the United States and Canada after Regulatory Approval is obtained in such country, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities. AEVI will use Commercially Reasonable Efforts to Commercialize each Licensed Product in the United Kingdom, France, Germany, Spain, and Italy (“EU5 Countries”); provided that Regulatory Approval is obtained for such country, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities. Both Parties acknowledge and agree that there may be cases that AEVI may use Commercially Reasonable Efforts and choose not to Commercialize the Licensed Product in some of the EU5 Countries due to reimbursement pricing or for some other reasons, and in such cases AEVI will not be liable for a breach of the diligence obligation set forth in this Section 6.2 in respect of such country.
6.3 Reports. On a semiannual basis but not later than June 30 and December 31 of each Contract Year, AEVI will provide to KKC a written report summarizing its (a) Development (including the status of any Regulatory Approval process) activities in the Territory and (b) Commercialization activities with respect to the Licensed Products in the Territory on a Licensed Product-by-Licensed Product and country-by-country basis during the just-ended semiannual period.
Article 7.
LICENSES

7.1 License Grants to AEVI. Subject to the terms and conditions of this Agreement, KKC grants to AEVI, under the KKC Technology, an exclusive, non-transferable (except in
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accordance with Section 13.3) license, with the right to grant sublicenses solely as provided in Section 7.4, to:
7.1.1 Develop Licensed Products in the Field in the Territory;
7.1.2 Manufacture or have Manufactured (subject to Sections 7.4.4 and 7.6) Licensed Products; and
7.1.3 use, offer for sale, sell, have sold and otherwise Commercialize Licensed Products in the Field in the Territory; in each of clause (i), (ii), and (iii) in accordance with this Agreement.
7.2 License Grants to KKC. Subject to the terms and conditions of this Agreement, AEVI grants KKC, under the AEVI Technology, a non-exclusive license, royalty-free (except as to the AEVI In-License as set forth in Section 8.6.4(b)) license, with the right to sublicense solely as provided in Section 7.4, to:
7.2.1  Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized Licensed Products outside the Field in the Territory and in any and all fields outside the Territory; and
7.2.2 Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized any diagnostic product that is reasonably necessary or useful in connection with the Manufacture, use, offer for sale, and/or sale of the Licensed Product outside the Field in the Territory and in any and all fields outside the Territory.
7.3 Rights of Reference. Each Party hereby grants to the other Party the right to reference any and all Regulatory Approval Applications and Regulatory Approvals filed or obtained by the other Party in respect of a Licensed Product solely for use in connection with exercising such Party's rights under Section 7.1 or 7.2, as applicable.
7.4 Sublicenses.
7.4.1 Right to Sublicense. AEVI may not sublicense the rights granted to it under Section 7.1 to its Related Parties or Third Parties without the prior written consent of KKC, which consent will not be unreasonably withheld, conditioned or delayed. KKC may not sublicense the rights granted to it under Section 7.2 to its Related Parties or Third Parties without the prior written consent of AEVI, which consent will not be unreasonably withheld, conditioned or delayed. The sublicensing Party will remain responsible for the performance of its sublicensees under this Agreement, including for all payments due hereunder. The sublicensing Party will provide the other Party with notice of each sublicense granting rights to Commercialize Licensed Products promptly after execution of such sublicense. In addition, each Party will provide a copy of any such sublicense to the other Party after execution of such sublicense. All such notices of sublicenses provided by the sublicensing Party under this Section 7.4.1 will be deemed to be Confidential Information of the sublicensing Party subject to the
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provisions of Article 10 whether or not so marked. AEVI acknowledges and agrees that sublicensing of Manufacturing rights to, or subcontracting Manufacturing activities with respect to, the Licensed Product, and the right for using any Patent Rights, Know-How, inventions, or other intellectual property owned or controlled by Sanofi or Lonza and licensed to KKC may be subject to Sanofi’s or Lonza’s written consent, respectively. (***) for nominal consideration to the extent reasonably necessary or useful for the Manufacture of Licensed Products (***).
7.4.2 Terms. Each sublicense granted by a Party pursuant to Section 7.4.1 will be subject and subordinate to the terms and conditions of this Agreement and will contain terms and conditions consistent with those in this Agreement. Agreements with any sublicensee that include the right to Commercialize any Licensed Product(s) will contain the following provisions: (a) the requirement set forth in Section 8.6.4(c); and (b) a requirement that such sublicensee comply with the confidentiality and non-use provisions of Article 10 with respect to both Parties’ Confidential Information.
7.4.3 Effect of Termination on Sublicenses. If this Agreement terminates for any reason, each Party agrees to use Commercially Reasonable Efforts to enter into direct licenses with the other Party’s sublicensees; provided that the sublicensee is not in breach of its sublicense agreement and such sublicensee agrees to comply with all of the terms of this Agreement to the extent applicable from the rights originally sublicensed to it by the sublicensing Party.
7.4.4 Subcontracting. The Parties will be entitled to utilize the services of Third Parties, including Third Party contract research organizations and service providers to perform their respective Development activities; provided that each Party will remain at all times fully liable for its respective responsibilities under each Development Plan and this Agreement. Any agreement with a Third Party to perform a Party’s responsibilities under this Agreement will include confidentiality and non-use provisions which are no less stringent than those set forth in Article 10 and intellectual property provisions that will allow such Party to comply with Article 9. Notwithstanding the foregoing, AEVI will not have the right to have the Licensed Product Manufactured by any Third Party without the prior written consent of KKC, which consent will not be unreasonably withheld, conditioned or delayed.
7.5 Exclusivity. Until expiration of all Data Exclusivity Periods for the Licensed Product in a jurisdiction in the Territory, AEVI and its Affiliates will not Commercialize, directly or indirectly, or in-license or otherwise acquire any product that is a Competing Product in the Field in such jurisdiction; provided, however, if AEVI or its Affiliates obtains such a Competing Product through a Change of Control or other acquisition or merger with, a Third Party, then AEVI or its Affiliate will have a period of (***), or such longer period as may be reasonable under the circumstances provided that AEVI or its Affiliate (***). KKC has the right to Develop, Manufacture or Commercialize, directly or indirectly, or in-license or otherwise acquire any product that is a Competing Product.
7.6 In-Licenses.
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7.6.1 KKC In-Licenses. All licenses and other rights granted to AEVI by KKC under this Article 7 are subject to the rights and obligations of KKC under the KKC In-Licenses. For the avoidance of doubt, if KKC Controls only a non-exclusive license under a KKC In-License, KKC’s grant of exclusive license rights pursuant to Section 7.1 means that KKC and its Affiliates will not exercise and will not sublicense such rights with respect to Licensed Products in the Field in the Territory. AEVI and its Related Parties, and the applicable rights and licenses granted to AEVI hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the KKC Patent Rights solely owned by LJI. AEVI agrees to be bound by the pertinent sections of Section 1 of, and Sections 2.2, 2.3, 2.4, 2.5, 3.1, 5.3, 7.3, 7.4, 7.6, 7.9, 8.4, 8.5, 8.6, 10.4, 10.5, 10.6, 11.1, 12.6, 12.7 and 12.10 of, the LJI Agreement to the same extent that KKC is bound thereby.
7.6.2 AEVI In-Licenses. All licenses and other rights granted to KKC by AEVI under this Article 7 are subject to the rights and obligations under the AEVI In-License. KKC and its Related Parties, and the applicable rights and licenses granted to KKC hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the AEVI Patent Rights described in clause (a) of Section 1.10. KKC agrees to be bound by the pertinent sections of Sections 2, 3.6, 8.1, 9.2 and 12,3 of the AEVI In-License to the same extent that AEVI is bound thereby. In addition, the sublicense to KKC of the AEVI Technology licensed to AEVI under the AEVI In-License automatically terminates if and to the extent of termination of the AEVI In-License, subject to the right of KKC to request a direct license from CHOP.
7.7 No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest or other right in any intellectual property rights of the other Party, including items Controlled or developed by the other Party, or provided by the other Party to such Party at any time pursuant to this Agreement. Unless expressly provided otherwise in this Agreement, KKC will retain all rights (including but not limited to Development and Commercialization rights) to the Licensed Products outside the Territory and outside the Field in the Territory.
Article 8.
FINANCIAL PROVISIONS

8.1 Initial License Fee. Within (***) after the Effective Date, AEVI will pay to KKC an initial license fee of (***).
8.2 Development Costs.
(a) The responsibility for payment of the Development Costs incurred during the Term will be borne solely by AEVI, and, for clarity, none of such costs will be included in Allowable Expenses.
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(b) Development Costs will not include any Manufacturing-related development costs, including but not limited to the process and analytical method developments, the comparability studies, stability program, process characterization and validation, method qualifications and validations, or the cost incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development in the Territory, which costs will be borne solely by AEVI pursuant to Section 4.3.3, and, for clarity, none of such costs will be included in Allowable Expenses. All payments made by a Party to a Third Party in connection with the performance of its activities under the applicable Development Plan will be charged as Development Costs at such Party’s actual Out-of-Pocket Costs.
8.3 Milestones.
8.3.1 Milestone Payments. AEVI will pay to KKC the amounts set forth below no later than (***) after the earliest date on which AEVI or any of its Related Parties receives written notification that the corresponding milestone event has first been achieved with respect to a Licensed Product:

Milestone Event	Payment
(***) for a Licensed Product by AEVI or its Related Party	(***$***)
(***) for a Licensed Product by AEVI or its Related Party	(***$***)
(***) for a Licensed Product filed with FDA by AEVI or its Related Party	(***$***)
(***) for a Licensed Product filed with EMA by AEVI or its Related Party	(***$***)

8.3.2 One Time Milestone Payments. Once AEVI has made any particular milestone payment under Section 8.3.1, AEVI will not be obligated to make any payment under Section 8.3.1 with respect to the re-occurrence of the same milestone, whether or not such re-occurrence is with respect to a different or the same Licensed Product.
8.4 Sharing of Profit.
8.4.1 Allocation. Profit will be allocated (***) to AEVI and (***) to KKC.
8.4.2 Reconciliation. From and after the First Commercial Sale of a Licensed Product in the Field in the Territory, the Parties will conduct a quarterly reconciliation of Profit as follows:
(a) Within (***) after the end of each Contract Quarter, AEVI will submit to KKC a preliminary written report setting forth the following information, estimated where necessary, revenues and expenses included in Profit for Profit-Share Products for the first two (2) months of such Contract Quarter, including, as applicable:
(i) all sales in units and in Net Sales value of such Profit-Share Products in the Territory made by AEVI and its Related Parties during such two (2) month period, together with an accounting of the itemized deductions from gross invoice price to Net Sales;
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(ii) all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such two (2) month period;
(iii) the relevant Allowable Expenses incurred by AEVI or its Affiliates with respect to such Profit-Share Products during such two (2) month period; and
(iv) good faith estimate of revenues and expenses included in Profit for Profit-Share Products for the last month of such Contract Quarter, for financial reporting purposes.
(b) Within (***) after the end of each Contract Quarter, AEVI will submit to KKC a final written report setting forth, as applicable:
(i) all sales in units and in Net Sales value of Profit-Share Products in the Territory made by AEVI and its Related Parties during such Contract Quarter, together with an accounting of the itemized deductions from gross invoice price to Net Sales;
(ii) all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such Contract Quarter; and
(iii) the relevant Allowable Expenses incurred by AEVI or its Affiliates with respect to Profit-Share Products during such Contract Quarter.
8.4.3 Tax Reporting. Together with the report submitted by AEVI pursuant to Section 8.4.2(b), AEVI will submit to KKC the calculation of Profit, the amount of any taxes required to be withheld and the calculation of the net amount owed by AEVI to KKC in order to ensure the sharing of Profit set forth in Section 8.4.1 and the proper allocation of withholding taxes pursuant to Section 8.6.1. The net amount payable with respect to Profit, after appropriate adjustment for any withholding taxes, will be paid by AEVI within (***) following receipt of invoice for such amount.
8.4.4 Supporting Documents. In addition to providing the information set forth in Section 8.4.2, AEVI will provide reasonable supporting documentation of Allowable Expenses included in the calculation of Profit.
8.5 KKC Royalties.
8.5.1 Royalty Percentages. During the Term, but subject to any applicable offsets contained herein, KKC will pay to AEVI royalties on Royalty-Bearing Sales or Sublicensing Royalties, as applicable, on a country-by-country basis, subject to any applicable offsets or reductions pursuant to Section 8.5.2, 8.5.3, and/or 8.5.4, at the rate of: (a) (***) (the “KKC Territory Royalty Rate”) of (i) Royalty-Bearing Sales by KKC and its Affiliates in the Field outside of the Territory and (ii) Sublicensing Royalties resulting from sales in the Field outside of the Territory; (b) (***) (the “Other Royalty Rate”) of Royalty-Bearing Sales by KKC and/or its Affiliates outside of the Field outside of the Territory and Sublicensing Royalties resulting from sales outside of the Field outside of the Territory; and (c) (***) (as adjusted, if applicable,
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pursuant to the following sentence, the “Territory Royalty Rate”) of Royalty-Bearing Sales by KKC and its Affiliates in the Territory and Sublicensing Royalties resulting from sales in the Territory. In the event that AEVI’s Net Sales of Licensed Products in a country in the Territory experience a Significant Impact as a result of KKC or any of its Related Parties commercializing Licensed Product in the Territory, the Parties will negotiate in good faith to increase the Territory Royalty Rate for such country to offset the Significant Impact, which Territory Royalty Rate will not exceed (***) in any country.
8.5.2 Third Party License Offsets. If KKC enters into an agreement with a Third Party (other than a KKC Licensor) to obtain a license under Third Party Technology (including without limitation under Section 9.5) that KKC reasonably believes or expects to be necessary to Commercialize one or more Licensed Products outside the Territory or outside of the Field, then KKC may offset (***) of the amount of commercially reasonable royalties or other payments payable by KKC to such Third Party with respect to a particular Licensed Product against amounts KKC is obligated to pay AEVI under Section 8.5.1 for Royalty-Bearing Sales by KKC and/or its Affiliates and Sublicensing Royalties, provided that in no event will any such offset (a) with respect to sales in the Field outside of the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(a) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Field outside of the Territory, (b) with respect to sales outside the Field outside of the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(b) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties outside the Field outside of the Territory, or (c) with respect to sales in the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(c) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Territory; provided further that, if such (***) offset of such Third Party royalties or other payments exceeds the amount of payments withheld by KKC under this Section 8.5.2 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
8.5.3 Claimed Infringement of Third Party Rights Offsets. If costs and expenses and damages are incurred by the Parties in connection with the defense of an Infringement Claim outside the Field or outside the Territory pursuant to Section 9.4, then KKC may offset (***) of such costs and expenses and damages with respect to a particular Licensed Product against amounts KKC is obligated to pay AEVI under Sections 8.5.1 and 8.5.2 on sales of such Licensed Product, provided that in no event will any such offset (a) with respect to sales in the Field outside of the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(a) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Field outside of the Territory, (b) with respect to sales outside the Field outside of the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(b) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties outside the Field outside of the Territory, or (c) with respect to sales in the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(c) in particular Contract Years below (***) of Royalty-Bearing Sales and Sublicensing Royalties in the Territory; provided further that, if such (***) offset of such costs and expenses and damages incurred by the Parties exceeds the amount
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of payments withheld by KKC under this Section 8.5.3 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
8.5.4 Royalty Reduction for Biosimilars.
(a) If a Biosimilar version(s) of any Licensed Product is commercialized in any country in which there are Royalty-Bearing Sales, then the royalty rate payable to AEVI pursuant to Sections 8.5.1, 8.5.2 and 8.5.3 applicable for the sale of Licensed Products in such country will be reduced by (i) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country, (ii) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country, (iii) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country, (iv) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country; and (v) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is (***) in such country. For clarity, the reduction in royalty rates permitted pursuant to this Section 8.5.4 will be taken after any reduction taken pursuant to Section 8.5.2 and Section 8.5.3. For the avoidance of doubt, each of the minimum KKC Territory Royalty Rate and the minimum Other Royalty Rate will be (***) and the minimum Territory Royalty Rate (on a country-by-country basis) will be no less than (***) of the Territory Royalty Rate (on a country-by-country basis) then in-effect prior to the adjustments permitted by this Section 8.5.4; provided that, if such reduction permitted under this Section 8.5.4 exceeds the amount of payments withheld by KKC under this Section 8.5.4 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
(b) The Parties will utilize a mutually-agreed (such agreement not to be unreasonably withheld, delayed, or conditioned) measure of the market share of any relevant Biosimilars in each country where a Biosimilar version(s) of a Licensed Product is being commercialized and will adjust the royalty rate payable to AEVI for the sale of Licensed Products in such country every six (6) months, to the extent permitted pursuant to Section 8.5.4(a). If the royalty rate payable to AEVI for the sale of Licensed Products has been adjusted pursuant to Section 8.5.4(a), then such royalty rates in such country may not thereafter be adjusted upwards.
8.5.5 Reports and Royalty Payments. Within (***) after the end of each Contract Quarter during the Term, KKC will deliver to AEVI a report setting forth for the previous Contract Quarter the following information on a Licensed Product-by-Licensed Product and country-by-country basis: (a) the gross sales and Royalty-Bearing Sales of each Licensed Product, (b) the number of units sold by KKC or its Affiliate, (c) the Sublicensing Royalty received by KKC, (d) the basis for any adjustments to the royalty payable for the sale of each Licensed Product, (e) the royalty due hereunder for the sales of each Licensed Product, and (f) the applicable exchange rate as determined pursuant to Section 8.6.2. The total royalty due for the sale of Licensed Products during such Contract Quarter will be remitted at the time such report is made but no later than (***) after the end of each Contract Quarter during the Term.
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Along with such reports, KKC will also provide the Sales Tracking Methodologies used to determine Royalty-Bearing Sales outside the Field in the Territory.
8.6 Payment Provisions Generally.
8.6.1 Taxes and Withholding. If Applicable Laws require withholding of income taxes or other taxes imposed upon payments set forth in Article 8, the paying Party will make such withholding payments as required and subtract such withholding payments from the payments set forth in Article 8. The paying Party will submit appropriate proof of payment of the withholding taxes to the payee Party within a reasonable period of time. At the request of the payee Party, the paying Party will, at the payee Party’s cost, give the payee Party such reasonable assistance, which will include the provision of appropriate certificates of such deductions made together with other supporting documentation as may be required by the relevant tax authority, to enable the payee Party to claim exemption from such withholding or other tax imposed or obtain a repayment thereof or reduction thereof and will upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of tax.
8.6.2 Payment and Currency Exchange. All amounts payable and calculations hereunder will be in United States dollars and will be paid by bank wire transfer in immediately available funds to such bank account as may be designated in writing by the payee Party from time to time. Whenever for the purposes of calculating the Profit or royalties payable under Section 8.4 or 8.5, conversion from any foreign currency will be required, all amounts will first be calculated in the currency in which the activity was paid or sale was recorded and then converted into United States dollars by applying the rate of exchange quoted in the New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter.
8.6.3 Overdue Payments. If any payment due under this Agreement (other than payments that are the subject of a good faith dispute between the Parties) is overdue by more than thirty (30) days, the paying Party will pay interest to the payee Party at a rate per annum equal to the lesser of the prime rate of interest, as reported by New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter, or the highest rate permitted by applicable law, calculated on the number of days such payments are paid after the date such payments are due.
8.6.4 Financial Matters Relating to Existing In-Licenses.
(a) All amounts payable in respect of Profit-Share Products under the KKC In-Licenses will be paid directly by KKC or its Related Parties to the KKC Licensor, AEVI will reimburse KKC such amounts as defined in Section 1.87(a), and any such amounts reimbursed by AEVI will be treated as Allowable Expenses.
(b) All amounts payable in respect of Profit-Share Products under AEVI In-Licenses will be paid directly by AEVI or its Related Parties to the applicable AEVI Licensor and such amounts as defined in Section 1.87(b) will be treated as Allowable Expenses to the extent paid by AEVI or any of its Related Parties. All amounts required to be paid pursuant to
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Section 6.4.1 of the AEVI In-License as a direct result of sales of any Licensed Product sold by KKC or its Related Parties will be paid and borne solely by KKC and its Related Parties. In addition, all amounts required to be paid pursuant to Section 6.4.2 of the AEVI In-License as a direct result of sales of any diagnostic sold by KKC or its Related Parties will be paid and borne solely by KKC and its Related Parties and will not be a part of Third Party Technology Costs described in Section 1.87(b). For avoidance of doubt, all amounts required to be paid pursuant to Section 6.4.2 of the AEVI In-License as a direct result of sales of any diagnostic sold by AEVI or its Related Parties will be paid and borne solely by AEVI and its Related Parties and will not be a part of Third Party Technology Costs described in Section 1.87(b).
(c) (***), for the supply of the Licensed Product, and the entry into such contract triggers any payment obligation by KKC to Lonza, then AEVI will reimburse KKC (***), provided that any such reimbursement obligations of AEVI will not exceed (***). Such payment to Lonza will be first payable within (***) of signature of a manufacturing agreement with such Third Party or grant of sublicense to such contract manufacturer and will continue for the duration of such manufacture by such Third Party or sublicense. No payment made by AEVI under this Section 8.6.4(c) will be included in Allowable Expenses.
(d) Notwithstanding anything to the contrary in Section 8.6.4(c), if AEVI has entered into the AEVI Lonza License Agreement prior to the Effective Date, AEVI may deduct (***) from the initial license fee and milestone payments payable to KKC by AEVI under Sections 8.1 and 8.3, (***).
(e) If AEVI has entered into the AEVI Lonza License Agreement prior to the Effective Date and AEVI has an obligation to pay an annual fee to Lonza pursuant to such agreement for conducting the process development or Manufacture of the Licensed Product using a contract manufacturer that is not Lonza, as between the Parties, AEVI will (***). For clarity, no portion of (***) will be subject to the deduction set forth in Section 8.6.4(d) or will be included in Allowable Expenses.
8.6.5 Record-Keeping. Each Party will keep, and will cause their respective Related Parties to keep, books and accounts of record in connection this Agreement in sufficient detail to permit accurate determination of all figures necessary for any and all financial calculations required by this Agreement, including without limitation all elements of Allowable Expense, Developments Costs, Net Sales, Royalty-Bearing Sales, and Profit. Each Party will maintain, and will cause their respective Related Parties to maintain, such records for a period of at least five (5) years after the end of the Contract Year in which they were generated.
8.6.6 Audits. Upon thirty (30) days’ prior written notice from a Party (the “Requesting Party”), the Party receiving the written notice (the “Audited Party”) will permit an independent certified public accounting firm of nationally recognized standing selected by the Requesting Party and reasonably acceptable to the Audited Party, to examine, at the Requesting Party’s sole expense, the relevant books and records of the Audited Party and its Affiliates as may be reasonably necessary to verify the amounts reporting or payable by the Audited Party to the Requesting Party. An examination by a Requesting Party under this Section 8.6.6 will occur not more than once in any Contract Year and will be limited to the pertinent books and records
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for any Contract Year ended not more than five (5) years before the date of the request. The accounting firm will be provided access to such books and records at the Audited Party’s facility(ies) where such books and records are normally kept and such examination will be conducted during the Audited Party’s normal business hours. The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to the Audited Party’s facilities or records. Upon completion of the audit, the accounting firm will provide both the Audited Party and the Requesting Party a written report disclosing any discrepancies in the reports submitted by the Audited Party or, as applicable, the amounts payable under this Agreement, and in each case, the specific details concerning any discrepancies. No other information will be provided to the Requesting Party.
8.6.7 Underpayments/Overpayments. If such accounting firm concludes that additional amounts were due to the Requesting Party, the Audited Party will make such payments as is necessary for the Requesting Party to have been paid the correct amount due under this Agreement for the audited periods. If such underpayment exceeds five percent (5%) of the amounts that were to be paid, the Audited Party also will reimburse the Requesting Party for all Out-of-Pocket Costs incurred in conducting the audit. If such accounting firm correctly concludes that the Audited Party overpaid amounts due to the Requesting Party, the Requesting Party will refund such overpayments to the Audited Party within sixty (60) days of the date the Requesting Party receives such accountant’s report so correctly concluding.
8.6.8 Confidentiality. All financial information of a Party that is subject to review under this Section 8.6 will be deemed to be Confidential Information of such Audited Party subject to the provisions of Article 10, and the Requesting Party will not disclose such Confidential Information to any Third Party or use such Confidential Information for any purpose other than verifying payments to be made by the Audited Party to the Requesting Party hereunder.
8.7 Adjustment of FTE Rates. Effective upon each anniversary of the Effective Date, the FTE Rates will increase by the percentage increase, if any, in the Consumer Price Index published by the United States Bureau of Labor Statistics during the most recent preceding one (1) year period for which final data is available, and such increase will be effective for the then-current and all subsequent FTE Costs hereunder unless and until further modified under this Section 8.7. In addition, within sixty (60) days after the third anniversary of the Effective Date and every three (3) years thereafter, each Party will have the right to require the other Party to conduct a salary survey in respect of FTEs and provide the result of such survey. In addition, a Party may conduct a salary survey at its own discretion in respect of FTEs and provide such survey to the other Party. Following receipt of such survey from each Party, the Parties may agree in writing to adjust one or more of the FTE Rates.
Article 9.
INTELLECTUAL PROPERTY

9.1 Ownership of and Rights to Intellectual Property
.
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9.1.1 AEVI Technology. As between the Parties, AEVI is and will remain the sole owner of the AEVI Technology. KKC acknowledges that certain of the AEVI Patent Rights have been licensed to AEVI from the AEVI Licensor pursuant to the AEVI In-License.
9.1.2 KKC Technology. As between the Parties, KKC is and will remain the sole owner of the KKC Technology. AEVI acknowledges that certain of the KKC Patent Rights have been licensed to KKC from the KKC Licensors pursuant to the KKC In-Licenses.
9.1.3 Joint Inventions. The Parties will jointly own all Joint Inventions, and each will have an undivided interest in the Joint Inventions subject to the licenses granted under this Agreement.
9.1.4 Inventorship. For purposes of determining whether an invention is solely invented by AEVI or solely invented by KKC, or a Joint Invention, questions of inventorship will be resolved in accordance with United States patent laws.
9.2 Filing, Prosecution and Maintenance of Patent Rights
.
9.2.1 KKC Patent Rights. This Section 9.2 will not apply to the KKC Patent Rights over which KKC has no right to control the filing, prosecution or maintenance thereof, and, for purposes of this Section 9.2, the KKC Patent Rights over which KKC has the right to control the filing, prosecution and maintenance thereof, including those described in clauses (a) and (c) of Section 1.54, but excluding those described in clause (b) of Section 1.54, are referred to as the “KKC Managed Patent Rights.”
(a) As between KKC and AEVI, KKC, through counsel of its choosing, will control (but not be obligated to control) the prosecution (including any interferences, reissue proceedings and re-examinations) and maintenance of the KKC Patent Rights in the Territory. AEVI will provide all reasonable assistance required to prosecute the KKC Patent Rights in the Territory. AEVI will have the right to review and comment upon any substantive communications received from the applicable patent offices with respect to the KKC Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. KKC will consider all comments received from AEVI with respect to the KKC Managed Patent Rights and will comply with all reasonable requests. In addition, AEVI will have the right to review and comment upon any substantive communications that KKC plans to make to an applicable patent office in the Territory with respect to the KKC Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension. KKC will provide AEVI with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. KKC will consider all comments received from AEVI and will comply with all reasonable requests. In addition to the above, KKC will keep AEVI reasonably informed with respect to all such prosecution and
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maintenance activities to which KKC has access, including written communications with patent office officials, and consult with AEVI regarding such matters, including the planned abandonment of claims thereof.
(b) At AEVI’s sole cost and expense, KKC will keep AEVI reasonably informed with respect to all prosecution and maintenance activities concerning Patent Rights outside the Territory that correspond to the KKC Patent Rights. AEVI will have the right to review any substantive communications received from the applicable patent offices with respect to the KKC Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. In addition, AEVI will have the right to review any substantive communications that KKC plans to make to an applicable patent office outside of the Territory with respect to the KKC Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension.
(c) If KKC determines in its sole discretion to abandon or not maintain any KKC Managed Patent Rights, in one or more country(ies) or in the entire Territory, then KKC will provide AEVI with at least sixty (60) days prior written notice of such determination to abandon or cease maintenance (or such other longer period of time reasonably necessary to allow AEVI to assume such responsibilities). If KKC provides such a notification, then AEVI will have the right (but not the obligation), to control the prosecution and maintenance of any such KKC Managed Patent Rights in its sole discretion and at AEVI’s sole cost and expense by providing KKC with notice thereof within such sixty (60) day period. In the event that AEVI so elects to control the prosecution and maintenance of any KKC Managed Patent Rights, then in the concerned country(ies) or in the entire Territory, as applicable, KKC will provide all reasonable assistance required to prosecute such KKC Managed Patent Rights in the concerned country(ies) or in the entire Territory, at AEVI’s sole cost and expense, including allowing AEVI to exercise all rights of KKC under the KKC In-License with LJI relevant to prosecution and maintenance of the KKC Managed Patent Rights. KKC will have the right to review and comment upon any substantive communications and filings made by AEVI with respect to the prosecution of such KKC Managed Patent Rights before they are sent to any patent offices in the entire Territory. AEVI will provide KKC with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. With respect to all such prosecution and maintenance AEVI will keep KKC reasonably informed with respect to such activities (including by providing KKC with access to all filings and correspondence with and from any patent offices or officials upon request by KKC), and consult with KKC regarding such matters, including the abandonment of claims thereof
(d) Notwithstanding anything to the contrary in this Agreement (including Section 9.3.1(a)), the following terms and conditions will apply with respect to the KKC Patent Rights: (i) with respect to those KKC Patent Rights solely owned by LJI, LJI and KKC will have the joint right to control the filing, prosecution and maintenance of such KKC Patent Rights, including the extension of the patent term(s) of such KKC Patent Rights, and if both LJI and
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KKC determine in their sole discretion to abandon or not maintain such KKC Patent Rights, then AEVI will have the right, subject to Section 9.3.1(a) and the other applicable terms and conditions of this Agreement, to control the prosecution and maintenance of any such KKC Patent(s) and KKC will request LJI to provide all reasonable assistance required to prosecute and maintain such KKC Patent Rights; and (ii) with respect to those KKC Patent Rights jointly owned by LJI, on the one hand, and KKC and/or its Affiliates, on the other hand, in the event that both KKC and AEVI determine in their sole discretion to abandon or not maintain any such KKC Patent(s), then (A) LJI will have the right to control the filing, prosecution and maintenance (including, without limitation, the extension of the patent term(s)) of such KKC Patents, and (B) all rights and licenses granted to KKC under the LJI Agreement (and therefore the sublicense to AEVI under this Agreement) in and to such KKC Patent(s) will immediately terminate.
(e) Notwithstanding anything to the contrary in this Agreement, to the extent that KKC does not have the right to control or participate in the prosecution or maintenance of Patent Rights under a KKC In-License, no right to prosecute or maintain such Patent Rights are granted to AEVI by this Agreement.
(f) All information, if any, exchanged between the Parties or between KKC’s outside patent counsel and AEVI regarding preparation, filing, prosecution or maintenance of the KKC Patent Rights will be deemed Confidential Information of KKC. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution and maintenance of the KKC Patent Rights, the interests of the Parties as licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the KKC Patent Rights including without limitation, privilege under the common interest doctrine and similar or related doctrines.
9.2.2 Joint Inventions. With respect to any potentially patentable Joint Invention, the Parties will meet and agree upon which Party will lead (in a joint effort with the other Party) the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of patent applications covering such Joint Invention (any such patent application and any patents issuing therefrom a “Joint Patent”) in any jurisdiction. Joint Patents are included within both the KKC Technology and AEVI Technology and within the licenses granted to each Party hereunder. The Party that leads prosecution of a patent application in the Joint Patents (the “Prosecuting Party”) will provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding the applicable Joint Patents in the particular jurisdictions, and such other Party will provide the Prosecuting Party reasonable assistance in such efforts, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. The Prosecuting Party will provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and will provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the
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other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case: (i) the disclaiming Party will no longer be obligated to pay any costs for filing, prosecution or maintenance thereof; (ii) the disclaiming Party will, if requested in writing by the other Party, assign its ownership interest in such Joint Patent in such country or jurisdiction to the other Party for no additional consideration and (iii) if such assignment is effected, any such Joint Patent would thereafter be deemed a patent of AEVI in the case of assignment to AEVI, or a patent of KKC in the case of assignment to KKC.
9.2.3 New Inventions. AEVI will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all AEVI Inventions, and KKC will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all KKC Inventions. All the foregoing will be included in the license granted by each Party to the other Party in Article 7. Each Party will disclose any such inventions or improvements to the other Party within (***) of filing a patent application claiming the Invention.
9.2.4 Cooperation. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution as contemplated by this Agreement; (b) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights that are subject to this Agreement; and (c) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications that are subject to this Agreement.
9.2.5 Patent Costs. KKC will bear all of the costs and expenses of filing, prosecuting and maintaining the KKC Patent Rights, and AEVI will bear all of the costs and expenses of filing, prosecuting and maintaining the AEVI Patent Rights described in clause (a) of Section 1.10. The costs and expenses of filing, prosecuting and maintaining the Joint Patents shall be borne solely by AEVI for costs and expenses incurred inside the Territory, and shall be borne solely by KKC for costs and expenses incurred outside the Territory. For clarity, costs and expenses outside of the Territory will be borne solely by KKC for the KKC Patent Rights and solely by AEVI for the AEVI Patent Rights.
9.3 Enforcement of Patent Rights
.
9.3.1 Notification. Each Party will promptly report in writing to the other Party during the Term any (a) known or suspected infringement by a Third Party of any KKC Patent Rights, AEVI Patent Rights or Patent Rights covering Joint Inventions or (b) unauthorized use or misappropriation by a Third Party of any Confidential Information, including KKC Know-How or AEVI Know-How, of which it becomes aware, and will provide the other Party with all available evidence supporting such infringement or unauthorized use or misappropriation.
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9.3.2 Rights to Enforce. KKC will have the right, but not the obligation, to take any reasonable measures it deems appropriate to: (a) stop infringing activities described in Section 9.3.1 in respect of the KKC Technology in the Territory including initiating or prosecuting an infringement or other appropriate suit or action against the alleged infringer, but not granting adequate rights and licenses necessary for continuing such activities by the alleged infringer or (b) defend the KKC Technology in the Territory against any declaratory judgment, opposition, patentability or invalidity actions (“Defensive Actions”). KKC may request that AEVI grant such adequate rights and licenses; provided that AEVI will have no obligation to grant any such rights or licenses; and provided further that upon making such request, AEVI will have the right to participate in all negotiations with the alleged infringer concerning such adequate rights and licenses. Before KKC takes any action to stop the infringing activity against an alleged infringer of the KKC Technology in the Territory, KKC will consult in good faith with AEVI concerning the alleged infringement, including selection of counsel, litigation strategy, litigation risks, the damage being caused to KKC and/or AEVI and any other matter relevant to enforcement of the KKC Technology against the alleged infringer in the Territory. In particular, KKC will consider in good faith a request from AEVI to not take any actions to enforce the KKC Technology against the alleged infringer in the Territory and only take such actions, in light of such request from AEVI, if KKC is suffering material harm from the infringement in the Territory. Subject to the provisions of the LJI Agreement, in the event that KKC elects to not take action or cease action with respect to the KKC Managed Patent Rights pursuant to this Section 9.3.2 with respect to the Territory, including declining or ceasing to defend Defensive Actions, KKC will so notify AEVI in writing of its intention (***) prior to any deadlines by which an action must be taken to establish, preserve or maintain any enforcement rights or defend or continue to defend the Defensive Action, and, subject to Section 9.3.4, AEVI will have the right, but not the obligation, to take any such reasonable measures to stop such infringing activities by such alleged infringer or defend the Defensive Action, in which event, upon AEVI’s request, KKC will exercise its rights under the LJI Agreement to the extent necessary for the enforcement or defense of KKC Managed Patent Rights that are subject to the LJI Agreement.
9.3.3 Procedures; Expenses and Recoveries. The Party having the right to initiate any infringement suit or defend a Defensive Action under Section 9.3.2 (the “Controlling Party”) will have the sole and exclusive right to select counsel for and control any such suit or Defensive Action. The expenses of the suit or the Defensive Action, including attorneys’ fees and court costs and the reasonable Out-of-Pocket Costs the other Party (the “Cooperating Party”) in rendering assistance requested by the Controlling Party (“Enforcement Expense”), will be borne (***). If required under Applicable Law in order for the Controlling Party to initiate and/or maintain such suit or to defend the Defensive Action, or if either Party is unable to initiate or prosecute such suit or defend the Defensive Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party will join as a party to the suit or Defensive Action and will execute and cause its Affiliates to execute all documents necessary for the Controlling Party to initiate litigation to prosecute and maintain such action or defend the Defensive Action. In addition, at the Controlling Party’s request, the Cooperating Party will provide reasonable assistance to the Controlling Party in connection with an infringement suit (***). The Cooperating Party will have the right to participate and be
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represented in any such suit by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such suit, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation) (“Recoveries”) in the Territory, such amounts will be allocated as follows:
(***).
KKC will have the sole right to take action and earn all Recoveries outside of the Territory.
9.3.4 LJI Enforcement Rights. The Parties acknowledge and agree that in the event that (***), LJI will have the right but not the obligation under the LJI Agreement to bring, defend, or maintain any appropriate suit or action involving such infringement or Defensive Action at its own cost and expense against alleged infringers and to defend such KKC Patent Rights from Defensive Actions. Subject to the foregoing, if LJI finds it necessary or reasonably desirable to join AEVI and/or KKC into such suit or action, AEVI and/or KKC will execute all papers and perform such other acts as may be reasonably required, and AEVI and/or KKC, at their respective options, may be represented by respective counsel(s) of their own choice, provided that (a) (***), and (b) if any amount is recovered on any such action or suit, whether by judgment or settlement (any such settlement requiring the consent of KKC), the balance of any such recovery will be paid to or retained (***) (including, for clarity, the LJI (***) set forth on Schedule 1.50) in respect of the applicable KKC Patent Right(s) and Licensed Product(s), after reimbursement for the reasonable attorneys’ fees incurred with respect to such suit or action by LJI, KKC and AEVI.
9.4 Claimed Infringement of Third Party Rights.
9.4.1 Notice. In the event that a Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, any Party, or any of such Party’s respective Related Parties, claiming infringement of such Third Party’s Patent Rights or unauthorized use or misappropriation of such Third Party’s Know-How, based upon an assertion or claim arising out of the Development, Manufacture or Commercialization of a Licensed Product (each, an “Infringement Claim”), such Party will promptly notify the other Party of the Infringement Claim or the commencement of such action, suit or proceeding, enclosing a copy of the Infringement Claim and all papers served. Each Party agrees to make available to the other Party its advice and counsel regarding the technical merits of any such claim at no cost to the other Party and to offer reasonable assistance to the other Party at no cost to the other Party.
9.4.2 Right to Defend. AEVI will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product in the Field in the Territory. KKC will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product outside the Field and/or outside the Territory.
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(a) Procedure. The Party having the obligation or first right to defend an Infringement Claim in which either Party is named as defendant will be referred to as the “Defending Party.” The Defending Party will have the sole and exclusive right to select counsel for any Infringement Claim; provided that it will consult with the other Party with respect to selection of counsel for such defense. The Defending Party will keep the other Party informed, and will from time to time consult with the other Party regarding the status of any such claims and will provide the other Party with copies of all documents filed in, and all written communications relating to, any suit brought in connection with such claims. The other Party will also have the right to participate and be represented in any such claim or related suit, at its own expense. The other Party will have the sole and exclusive right to control the defense of an Infringement Claim in the event the Defending Party fails to exercise its right to assume such defense within (***) following written notice from the other Party of such Infringement Claim. No Party will settle any claims or suits involving rights of another Party without obtaining the prior written consent of such other Party, which consent will not be unreasonably withheld. Any recoveries by the Defending Party of attorneys’ fees or costs in defense of a claim in the Territory under this Section 9.4, and any sanctions awarded to Defending Party and against a party asserting a claim in the Territory being defended under this Section 9.4, will be (***). The costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim in the Territory will be treated as Allowable Expense in the Territory. The costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim outside the Field or outside the Territory will be allocated between the Parties as follows: (***). AEVI and KKC will have the right to take action to invalidate Third Party’s patents which would be infringed by the activity under this Agreement. The cost and expenses of such action will be shared in the same way as set forth above.
9.4.3 Limitations. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 12.10, THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF KKC AND AEVI, AND THE SOLE AND EXCLUSIVE REMEDY OF KKC OR AEVI, AS THE CASE MAY BE, IN THE CASE OF ANY CLAIMED INFRINGEMENT OF ANY THIRD PARTY PATENT RIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY’S KNOW-HOW.
9.5 Third Party Technology. If either Party reasonably determines that any Third Party Technology is reasonably necessary for the Development, Manufacture, or Commercialization of a Licensed Product in the Field, then such Party will notify the other Party. The Parties will determine which Party will negotiate the most favorable license. The chosen Party will obtain a license to such Third Party Technology with the right to sublicense to the other Party. Subject to the foregoing, the terms and conditions involved in obtaining such rights will be determined at such chosen Party’s sole discretion. If such chosen Party elects not to obtain rights to such Third Party Technology, or is unsuccessful in obtaining such Third Party Technology, then the other Party will have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense. Notwithstanding anything to the contrary in this Section 9.5, AEVI will pay to a Third Party any and all royalties and other payments pursuant to any agreement under which a Party acquires rights to intellectual property that would otherwise block the Development and/or Commercialization of a Profit-Share Product in the Field in the
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Territory. Any such payments will be included in Third Party Technology Costs and, for clarity, will be included in Allowable Expenses for the applicable Profit-Share Product. The costs outside the Field will be borne solely by KKC, provided that such costs will be subject to royalties reduction to AEVI in accordance with Section 8.5.2. Notwithstanding the foregoing, with respect to any lump sum payment under any such agreement that is made with respect to a license covering countries or jurisdictions both inside and outside of the Territory, the Parties will negotiate and decide in good faith the allocation of the payment based on the scope and territory of the acquired rights.
9.6 Other Infringement Resolutions.
9.6.1 Notice of Third Party Applications. In the event of a dispute or potential dispute that has not ripened into a demand, claim or suit of the type described in Sections 9.3 or 9.4, the same principles governing control of the resolution of the dispute, consent to settlements of the dispute, and implementation of the settlement of the dispute (including sharing in and allocating the payment or receipt of damages, license fees, royalties and other compensation) will apply. Notwithstanding anything herein to the contrary, within (***) after Regulatory Approval is achieved with respect to a BLA for a Licensed Product in the Territory (or such shorter time as the Parties agree in the case of a Licensed Product in the Territory that does not earn reference product exclusivity under the PHS Act), the Parties will consult as to potential strategies with respect to unexpired Patent Rights Controlled by either Party that potentially could be asserted if an unlicensed person engaged in the making, using, offering to sell, selling, or importing into the United States of a product described in a Biosimilar Application filed by a Third Party applicant (a “Section 351(k) Applicant”).
9.6.2 Cooperation and Enforcement. If either Party who is the reference product sponsor of the Licensed Product within the meaning of section 351(l)(1)(A) of the PHS Act (“Reference Product Sponsor”) receives notice of a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product and related manufacturing information in accordance with section 351(l)(2)(A) of the PHS Act or receives a notice of commercial marketing in accordance with section 351(l)(8)(A) of the PHS Act, then such Party will provide notice to the other Party, and the Parties will discuss and cooperate with each other in determining the Reference Product Sponsor’s course of action with regard to (a) engaging in the information exchange provisions of the Biologics Price Competition and Innovation Act of 2009, Section 351(k) of the Public Health Service Act, as may be amended, supplemented, or replaced (the “BPCIA”), including providing a list of patents that relate to the relevant Licensed Product, (b) engaging in the patent resolution provisions of the BPCIA, and (c) determining which patents will be the subject of immediate patent infringement action under Section 351(l)(6) of the BPCIA. In the event that the Parties do not agree with respect to the exercise of any such rights, KKC will make the final determination with respect thereto, including without limitation with respect to (a), (b) and (c) above. If any patent litigation commences with respect to a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product, then the provisions of Section 9.3 will thereafter apply as if such Section 351(k) Applicant were an infringer or suspected infringer.
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9.7 Product Trademarks.
9.7.1 Product Trademarks in the Territory. AEVI will own the Product Trademarks for each Licensed Product in the Territory and will be solely responsible for filing and maintaining the Product Trademarks in the Territory (including payment of costs associated therewith). AEVI hereby grants to KKC a non-exclusive, nontransferable (except as provided in Section 13.3) license, with the right to grant sublicenses solely in accordance with Section 7.4, under the Product Trademarks, to use and display the Product Trademarks in connection with Commercialization outside the Territory.
9.7.2 Product Trademarks Outside the Territory. KKC will own the Product Trademarks for each Licensed Product outside the Territory and will be solely responsible for filing and maintaining the Product Trademarks outside the Territory (including payment of costs associated therewith).
9.7.3 Each Party agrees to (a) conduct its business in a manner that will not damage the reputation or integrity of the Trademarks of the other Party, (b) conduct its business in a manner that will not damage in any way the goodwill associated with the Trademarks of the other Party, (c) use the Trademarks of the other Party in a manner that will not cause a negative impact upon the good name of such other Party, (d) conduct its business in compliance with all applicable trademark Laws and (e) use the other Party’s Trademarks only in accordance with this Agreement.
9.8 Patent Term Extensions. The Parties will use reasonable efforts to obtain all available supplementary protection certificates (“SPC”) and other extensions of Patent Rights. Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties will cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to Patent Rights. The Party first eligible to seek patent term restoration or extension of any such Patent Rights or any SPC related thereto will have the right to do so; provided that if in any country the first Party has an option to extend the patent term for only one of several patents, the first Party will consult with the other Party before making the election. If more than one patent is eligible for extension or patent term restoration, KKC will select in good faith a strategy that will maximize patent protection and commercial value for each Licensed Product. All filings for such extensions and certificates will be made by the Party to whom responsibility for prosecution and maintenance of the Patent Rights are assigned, provided that in the event that the Party to whom such responsibility is assigned elects not to file for an extension or SPC, such Party will (a) inform the other Party of its intention not to file and (b) grant the other Party the right to file for such extension or SPC in the patentee’s name, and (c) provide all necessary assistance in connection therewith.
9.9 Patent Marking. AEVI (and its Related Parties) will mark Licensed Products marketed and sold by AEVI (and/or its Related Parties, as applicable) with appropriate numbers of the KKC Patent Rights printed on the appropriate portion of the packaging. Without limiting the foregoing, AEVI shall mark each Licensed Product sold or offered for sale by or on behalf of AEVI with the patent number or numbers of any issued patents encompassed within the KKC
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Patent Rights solely owned by LJI, if applicable, and AEVI shall ensure that the content, form, location and language of such markings is in accordance with the applicable laws and practices of each jurisdiction in which the Licensed Products are made, used or sold.
Article 10.
CONFIDENTIALITY

10.1 Confidentiality.
10.1.1 Confidential Information. All Confidential Information disclosed by or on behalf of a Party (together with its Affiliates, the “Disclosing Party”) to the other Party (together with its Affiliates, the “Receiving Party”) during the Term will be used by the Receiving Party solely in connection with the activities contemplated by this Agreement, will be maintained in confidence by the Receiving Party and will not otherwise be disclosed by the Receiving Party to any other person, firm, or agency, governmental or private (other than a Party’s Affiliates or as set forth in Section 10.1.2), without the prior written consent of the Disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):
(a) was known or used by the Receiving Party without restriction as to its use or disclosure prior to its date of disclosure to the receiving Party; or
(b) either before or after the date of the disclosure to the Receiving Party is lawfully disclosed to the Receiving Party without restriction as to its use or disclosure by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or
(c) either before or after the date of the disclosure to the Receiving Party becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the Receiving Party or its sublicensees; or
(d) is independently developed by or for the Receiving Party without reference to or reliance upon the Confidential Information.
All obligations of confidentiality imposed under this Article 10 will expire five (5) years following termination of this Agreement.
10.1.2 Required Disclosures. Section 10.1.1 will not preclude the Receiving Party from disclosing Confidential Information to the extent such Confidential Information is required to be disclosed by the Receiving Party to comply with Applicable Laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure. If a public disclosure is required by any Applicable Laws, including, without limitation, in a filing with the Securities and Exchange Commission or submission to an exchange on which any securities of a Party is listed, the disclosing Party will provide copies of the disclosure (but shall be permitted to redact or omit portions of any filing, submission or disclosure not relevant to this Agreement)
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reasonably in advance of such filing or other disclosure, for the non-disclosing Party’s prior review and comment and to allow the other Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. The disclosing Party will negotiate in good faith with the applicable Regulatory Authority concerning the confidential treatment request. If the disclosure is substantially similar to prior disclosures made by the Party and for which the obligations of this provision have been satisfied, the disclosing Party need not share such disclosure ahead of it being made.
10.1.3 Permitted Disclosures. KKC and AEVI each agree that they will provide Confidential Information received from the other Party only to their respective directors, officers, employees, consultants, suppliers, sublicensees, collaborators and advisors, and to those of such Party’s Related Parties, who have a need to know for such Party’s development, manufacture, and commercialization of Licensed Products in accordance with this Agreement, including in connection with Regulatory Filings and obtaining Regulatory Approvals, provided that such Third Parties are bound by confidentiality obligations at least as strict as this Article 10. In addition, each Party may not disclose the terms of this Agreement (to the extent such terms are confidential) to any Third Party except to actual or prospective lenders, investors, acquirers, licensees/sublicensees or strategic partners (including the KKC Licensors and AEVI Licensor) or to a Party’s accountants, attorneys and other professional advisors; provided that such disclosures will be subject to continued confidentiality obligations at least as strict as this Article 10.
10.2 Publication Review.
10.2.1 Publications by the Parties. Subject to Section 10.2.2 and except as required by Applicable Law, during the Term, each Party agrees that, unless explicitly authorized in this Agreement, it will not without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed, file patent application, issue any press release, make any public announcement, or issue any scientific or other presentations or publications, with respect to the results of any Development work relating to this Agreement without the opportunity for prior review by the other Party. With respect to any such proposed publications or presentations by one of the Parties, each Party will provide to the other Party for information and review any (a) abstracts, posters and slide presentations that the Party proposes prior to any scientific meetings and the other Party will provide feedback to the publishing Party within ten (10) of its Business Days of its receipt of such abstracts, posters and slide presentations, and (b) primary and final manuscripts and review articles that the Party proposes prior to journal submission and the other Party will provide feedback within fifteen (15) of its Business Days of its receipt of such manuscript or article. Each Party agrees, upon request from the other Party, not to submit any abstract or manuscript for publication or to make any scientific presentation until the other Party is given up to forty-five (45) days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation which it reasonably believes is patentable. Once such abstracts, manuscripts or presentations have been reviewed by the other Party and have been approved for publication, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the Parties. The other Party also will
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have the right to require that its Confidential Information that may be disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.
10.2.2 Publications by Third Parties. Notwithstanding Section 10.2.1, the Parties understand and agree that any restrictions on scientific or other presentations or publications will not be construed to prohibit the clinical investigators of any clinical trials conducted under this Agreement (including without limitation CHOP), from making scholarly publications, manuscripts, abstracts, oral presentations or other disclosures with respect to the results of any Development work, including without limitation clinical data resulting from such clinical trials (“Publications”); provided that AEVI will ensure that (a) any such clinical investigator must agree to submit to KKC for its review and comment, a copy of any proposed Publication, abstract or other disclosure resulting from such activities, simultaneous with submission of the same to AEVI and at least forty-five (45) days prior to any such presentation or publication, (b) such publication will not contain any references to, or otherwise disclose any of, the Confidential Information (other than clinical data) without KKC’s prior written consent, and (c) at KKC’s request, such clinical investigator will, for a reasonable period of up to ninety (90) days from initial delivery to KKC, delay revealing any subject matter included in the clinical data in any publication or disclosure in order to permit the filing of patent applications.
10.3 Public Announcements and Use of Names. Except for public disclosures (a) resulting from the issuance of one or more press releases to be mutually-agreed upon by the Parties, (b) otherwise permitted under this Article 10 or (c) required by Applicable Law or by the rules and regulations of any securities exchange on which a Party’s securities are traded, neither Party will disclose any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to the execution of this Agreement, the subject matter of this Agreement, any of the terms of this Agreement, or any amendment hereto without the prior written consent of the other Party.
Article 11.
TERM AND TERMINATION

11.1 Term. This Agreement will commence on the Effective Date and will remain in full force and effect for as long as any Licensed Product(s) is Commercialized by either Party and/or its Related Parties, unless terminated earlier pursuant to Section 11.2 or 11.3 (the “Term”).
11.2 Termination by KKC.
11.2.1 Insolvency. To the extent permitted under Applicable Laws, KKC will have the right to terminate this Agreement in its entirety, at KKC’s sole discretion, upon delivery of written notice to AEVI upon the filing by AEVI in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of AEVI or its assets, upon the proposal by AEVI of a written agreement of composition or extension of its debts, or if AEVI is served by a Third Party (and not by KKC) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st)
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day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by AEVI of an assignment for the benefit of its creditors.
11.2.2 Breach. KKC will have the right to terminate this Agreement in its entirety, at KKC’s sole discretion, subject to Section 11.2.5, upon delivery of written notice to AEVI in the event of any material breach by AEVI of this Agreement, provided that such breach has not been cured within (***) after written notice of such breach and KKC’s intention to terminate is given by KKC to AEVI; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within (***) after written notice thereof is given by KKC (except that in the case of a bona fide dispute over whether or to what extent a payment by AEVI to KKC is due, this Section 11.2.2 will not be triggered provided that AEVI will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.2.2. Subject to Section 11.2.5, any such termination of this Agreement will become effective at the end of the applicable cure period, unless AEVI has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, KKC’s right of termination will be suspended only if and for so long as AEVI has provided to KKC a written plan that is reasonably calculated to effect a cure within (***) thereafter and such plan is acceptable to KKC (such acceptance not to be unreasonably withheld, conditioned, or delayed), and AEVI commits to and carries out such plan as provided to KKC.
11.2.3 Termination as to a Country.
(a) European Union. KKC will have the right to terminate this Agreement, solely in the European Union if AEVI fails to satisfy its obligations set forth in Section 6.1.1 with respect to the European Union or Section 6.2 with respect to the EU5 Countries.
(b) Canada. KKC will have the right to terminate this Agreement, solely as it relates to Canada, if (a) both Parties decide to not proceed with Development in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, (b) AEVI declines to proceed with Development in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, and the Parties do not agree, in each case as set forth in Section 6.1.2, or (c) if AEVI fails to satisfy its obligations set forth in Section 6.2 with respect to Canada.
11.2.4 Termination for Patent Challenge. If AEVI or any of its Affiliates directly claim, or cause a Third Party to claim, or knowingly supports (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim, or in response to a subpoena or court or administrative law request or order), including by providing information, documents, and/or funding, a claim (a) to the validity, scope, enforceability or patentability of any of the KKC Patent Rights in any formal legal or administrative action or proceeding, or (b) that no Earned Royalties, Sublicense Royalties, Net Receipts, milestone payments, Patent Costs or other payments (as such capitalized terms are defined under the LJI Agreement) are due or required to be paid to LJI under the LJI Agreement because the applicable KKC Patents licensed by LJI to KKC under the LJI Agreement covering or claiming a Licensed Product are invalid or unenforceable except where such KKC Patent Rights have been found to be unpatentable, invalid
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or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal is taken or can be taken, or have been admitted or determined to be invalid or unenforceable through reissue, re-examination, disclaimer or similar formal proceeding, or where a pending application within the KKC Patent Rights has been abandoned or finally rejected (in each case, other than pursuant to a claim by KKC, AEVI or their respective Affiliates or by a Third Party caused by any of the foregoing entities) in any Challenge, then (x) if and to the extent permitted by Applicable Law, (***) during and after the pendency of such Challenges from the date KKC, AEVI, or any of their respective Affiliates first institute or make such challenges. In such event, notwithstanding anything to the contrary in this Agreement, (i) AEVI will not be obligated to (***) in case such Challenges are initiated or conducted solely by or on behalf of KKC or any of its Affiliates (in which case, KKC will be responsible for (***)), and (ii) KKC will not be obligated to (***) in case such Challenges are initiated or conducted solely by or on behalf of AEVI or any of its Affiliates (in which case, AEVI will (***)). KKC’s right to terminate this Agreement under this Section 11.2.4 (x) may be exercised at any time after AEVI (or any of its Affiliates) may have Challenged or knowingly supports (other than in response to a subpoena or court order) a Challenge to the validity, enforceability or patentability of any of the KKC Patent Rights. If a sublicensee of AEVI Challenges the validity, scope or enforceability of or otherwise opposes any of the KKC Patent Rights under which such sublicensee is sublicensed, then AEVI will, upon written notice from KKC, promptly terminate such sublicense. “Challenge” under this Section 11.2.4 will refer to a legal action or filing with a patent authority or tribunal or a court that could, if successful, result in a holding of invalidity, unenforceability, or unpatentability of a patent or application within the KKC Patent Rights.
11.2.5 Dispute. If AEVI reasonably and in good faith disagrees as to whether KKC has a basis for terminating this Agreement pursuant to Section 11.2.2, AEVI may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by KKC pursuant to Section 11.2.2 will be effective unless and until KKC’s right to terminate this Agreement under Section 11.2.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.
11.2.6 Abandonment. If AEVI, in its discretion, decides to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, AEVI will promptly notify KKC in writing of its intent to do so. KKC will have the right to terminate this Agreement immediately upon receipt of such notice.
11.3 Termination by AEVI.
11.3.1 Insolvency. To the extent permitted under Applicable Law, AEVI will have the right to terminate this Agreement in its entirety, at AEVI’s sole discretion, upon delivery of written notice to KKC upon the filing by KKC in any court or agency pursuant to any
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statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of KKC or its assets, upon the proposal by KKC of a written agreement of composition or extension of its debts, or if KKC is served by a Third Party (and not by AEVI) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by KKC of an assignment for the benefit of its creditors.
11.3.2 Breach. AEVI will have the right to terminate this Agreement in its entirety, at AEVI’s sole discretion, subject to Section 11.3.4, upon delivery of written notice to KKC in the event of a material breach by KKC of this Agreement, provided that such breach has not been cured within (***) after written notice of such breach and AEVI’s intention to terminate is given by AEVI to KKC; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within (***) after written notice thereof is given by AEVI (except that in the case of a bona fide dispute over whether or to what extent a payment by KKC to AEVI is due, this Section 11.3.2 will not be triggered provided that KKC will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.3.2. Subject to Section 11.3.4, any such termination of this Agreement will become effective at the end of the applicable cure period, unless KKC has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, AEVI’s right of termination will be suspended only if and for so long as KKC has provided to AEVI a written plan that is reasonably calculated to effect a cure within (***) thereafter and such plan is acceptable to AEVI (such acceptance not to be unreasonably withheld, conditioned, or delayed), and KKC commits to and carries out such plan as provided to AEVI.
11.3.3 Convenience. (***), such termination to be effective at the end of such notice period, AEVI may terminate this Agreement as to such Licensed Product and/or such jurisdiction for any reason or no reason, including if AEVI, in its reasonable discretion, decides to cease all of its Development and/or Commercialization efforts with respect to such Licensed Product in such jurisdiction.
11.3.4 Dispute. If KKC reasonably and in good faith disagrees as to whether AEVI has a basis for terminating this Agreement pursuant to Section 11.3.2, KKC may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by AEVI pursuant to Section 11.3.2 will be effective unless and until KKC’s right to terminate this Agreement under Section 11.3.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.
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11.4 Consequences of Termination. Upon termination of this Agreement in its entirety or with respect to a country in the Territory or the European Union pursuant to Section 11.2.3(a) and in case of Canada pursuant to Section 11.2.3(b) (in which event the following will apply only with respect to such country):
11.4.1 Reversion. All rights and licenses granted to AEVI in Article 7 will terminate, all rights of AEVI under the KKC Technology will revert to KKC, and AEVI and its Affiliates will cease all use of the KKC Technology. Except as set forth in Sections 11.4.2 through 11.4.9, all rights and licenses granted to KKC in Article 7 will terminate, all rights of KKC under the AEVI Technology will revert to AEVI, and KKC and its Affiliates will cease all use of the AEVI Technology.
11.4.2 Regulatory Filings. AEVI will assign, and hereby does assign effective as of the effective date of such termination, to KKC all Regulatory Filings (including all INDs and NDAs) and Regulatory Approvals and all other documents necessary to further Develop, Manufacture, and Commercialize the Licensed Products, as they exist as of the date of such termination, (and all of AEVI’s right, title and interest therein and thereto). AEVI will provide to KKC one (1) copy of the foregoing documents and Regulatory Filings, all documents and filings contained in or referenced in any such Regulatory Filings, together with the raw and summarized data for any preclinical and clinical studies of the Licensed Product. For clarity, KKC will have the right to use the foregoing material information, materials and data developed by AEVI solely in connection with KKC’s development, manufacture and commercialization of Licensed Products. KKC will have the right to seek specific performance of AEVI’s obligations referenced in this Section 11.4.2 and/or in the event of failure to obtain assignment, AEVI hereby consents and grants to KKC the right to access and reference (without any further action required on the part of AEVI, whose authorization to file this consent with any Regulatory Authority is hereby granted) any and all such regulatory filings for any regulatory or other use or purpose. Without limiting the foregoing in this paragraph, to the extent applicable, AEVI’s obligations under this Section 11.4.2 will continue with respect to all countries in the Territory for which there is a failure to obtain assignment of all regulatory filings and Regulatory Approvals.
11.4.3 Know-How Transfer. AEVI will provide to KKC all data and information generated during the Term necessary for the development and/or commercialization of the relevant Licensed Products and assign (or, if applicable, cause its Affiliate to assign) to KKC all of AEVI’s (and such Affiliate’s) entire right, title and interest in and to all such data and information. AEVI will provide to KKC the tangible embodiments of all other Know-How Controlled by AEVI and its Affiliates in existence as of the effective date of such termination relating to the Development, Manufacturing, and Commercialization of the Licensed Products, including without limitation AEVI’s manufacturing processes, techniques and trade secrets necessary for and used in the manufacture of such Licensed Products as of the effective date of such termination and all Know-How specifically relating to any composition, formulation, method of use or manufacture of such Licensed Products. AEVI will grant, and hereby does grant effective as of the effective date of such termination, to KKC a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide right and license under such Know-How for developing, making, using, importing, selling and offering for sale Licensed Products. AEVI
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will reasonably cooperate with KKC to assist KKC with understanding and using the Know How provided to KKC under this Section 11.4.3. If AEVI has decided to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, and this Agreement is terminated pursuant to Section 11.2.6, AEVI will provide to KKC all technology resulting from such abandoned Development and/or Commercialization efforts. KKC will have a royalty-free, irrevocable, world-wide, unlimited license to such abandoned Development and/or Commercialization efforts including the right to sublicense and to contract with Third Parties for further Development and/or Commercialization.
11.4.4 Trademarks. To the extent that AEVI owns any trademark(s) (including without limitation any Product Trademarks) and/or domain names that pertain specifically to an Licensed Product that KKC believes would be necessary for the Commercialization of a Licensed Product (as then currently marketed, but not including any marks that include, in whole or part, any corporate name or logo of AEVI), AEVI will assign (or, if applicable, cause its Affiliate to assign), and hereby does assign effective as of the effective date of such termination, to KKC all of AEVI’s (and such Affiliate’s) right, title and interest in and to any registered or unregistered trademark, trademark application, trade name or internet domain name in each country.
11.4.5 Termination License. AEVI will grant, and hereby grants effective as of the effective date of such termination, to KKC a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide (excluding the countries of the Territory to which AEVI retains its rights) right and license under any Patent Rights owned solely by AEVI or its Affiliates as of the effective date of termination to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products. AEVI will grant to KKC, under any Patent Rights that AEVI’s Controls but does not own at the time of termination, to the full extent permitted under the agreement(s) of AEVI covering such Patent Rights, a non-exclusive, irrevocable, royalty-free (as to AEVI), transferable, sublicensable, worldwide (excluding the countries of the Territory to which AEVI retains its rights) right and license, to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products; provided that KKC enters into a written agreement with AEVI with respect to each such Patent Right that (a) ensures compliance with the applicable contract between AEVI and its licensor including KKC agreeing to all provisions thereof that must be imposed on sublicensees, (b) requires KKC to pay all amounts payable to its licensor by AEVI related to KKC’s exercise or enjoyment of such rights including milestones, royalties and patent expenses and (c) indemnifies AEVI for any breach of such agreement between KKC and AEVI.
11.4.6 Continued Supply. If AEVI has any inventory of any Licensed Products suitable for use in clinical trials, AEVI will offer to sell such Licensed Products to KKC at (***) (but KKC will be under no obligation to purchase the foregoing inventory of Licensed Products unless it agrees to do so in writing at such time); provided, however, that, in the event of a termination pursuant to Section 11.3.3, (***). If AEVI has the capability in place as of the
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effective date of such termination to commercially Manufacture and supply to KKC all or part of KKC’s requirements of the applicable Licensed Products, if KKC so elects in its sole discretion, AEVI will use Commercially Reasonable Efforts to supply to KKC (***) as much of KKC’s requirements of such Licensed Products (and to develop a reasonable inventory level) during such period, (***) for such Licensed Products, under terms and conditions as may be mutually agreed between the Parties. If KKC, despite its best efforts, is unable to Manufacture, or to secure a supply of, such Licensed Products in an amount sufficient to meet its requirements (***), AEVI will continue to supply such Licensed Products to KKC to the extent necessary to meet KKC’s requirements, so long as KKC continues to use its best efforts to develop the capabilities necessary to Manufacture such Licensed Products and/or to secure a supply of such Licensed Products.
11.4.7 Transfer of Manufacturing Technology. In the event, at the time of such termination, (a) AEVI manufactures the Licensed Products at its own facility, AEVI will conduct manufacturing technology transfer to KKC, and (b) if AEVI engages a Third Party to manufacture and supply the Licensed Products, AEVI will, at KKC’s election, either (i) have such Third Party conduct manufacturing technology transfer to KKC or (ii) will use reasonable efforts to assist in the transfer of such supply arrangements to KKC.
11.4.8 Continuing Obligations. Neither Party will be relieved of any obligation that accrued prior to the effective date of such termination. All amounts due or payable to KKC that were accrued prior to the effective date of termination will remain due and payable. Except as otherwise expressly provided herein, no additional amounts will be payable based on events occurring after the effective date of termination; provided that the foregoing will not be deemed to limit either Party’s indemnification obligations under this Agreement for acts or omissions incurring prior to the effective date of such termination that are the subject of such indemnification even if the indemnification amount cannot be accrued or determined as of the effective date of such termination.
11.4.9 Retention of Payments. KKC will have the right to retain all amounts previously paid to KKC by AEVI.
11.4.10 No Compensation. KKC will not owe any compensation to AEVI for the research, development, manufacture, or commercialization of any Licensed Products in the event of any termination of the Agreement by KKC, without prejudice to any rights that either Party may have to bring a claim for damages arising out of this Agreement and the termination thereof or any other amounts payable with respect to activities conducted prior to the effective date of such termination.
11.4.11 Costs. Any costs and expenses incurred by AEVI in connection with the assignments and transfers made by AEVI under this Section 11.4 will be borne by AEVI.
11.5 Return of Confidential Information. Upon the termination of this Agreement, each Party will promptly return to the other Party, delete or destroy (with written notification of such destruction) all relevant records and materials in such Party’s possession or control containing
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Confidential Information of the other Party; provided that such Party may keep one copy of such materials for archival purposes only.
11.6 Effect of Termination; Survival. The termination of this Agreement will not relieve the Parties of any obligation accruing prior to such termination. The provisions of Article 10 (Confidentiality), Article 12 (Representations and Warranties; Indemnification) and Article 13 (Miscellaneous Provisions) and Sections 7.4.3 (Effect of Termination on Sublicenses) and 9.2.2 (Joint Inventions) will survive any termination of this Agreement. Except as set forth in this Article 11 or as otherwise set forth in this Agreement, upon termination of this Agreement all other rights and obligations cease. Any termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.
11.7 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by either Party, including without limitation Article 7, are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States (hereinafter “IP”). The Parties agree that each Party, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any other provisions of Applicable Law outside the United States that provide similar protection for IP. In the event of termination of a Party pursuant to Section 11.2.1 or 11.3.1, the terminated Party hereby grants to the other Party and its Affiliates a right to obtain possession of and to benefit from a complete duplicate of (or complete access to, as appropriate) any such IP and all embodiments of intellectual property, which, if not already in such other Party’s possession, will be promptly delivered to it upon such other Party’s written request therefor. The term “embodiments of intellectual property” includes all tangible, electronic or other embodiments of rights and licenses hereunder, including all Licensed Products, all Regulatory Approval Applications and Regulatory Approvals and rights of reference therein, and all Information related to Licensed Products, KKC Technology and AEVI Technology, as applicable. The terminated Party will not interfere with the exercise by the other Party or its Affiliates of rights and licenses to IP and embodiments of intellectual property licensed hereunder in accordance with this Agreement and agrees to assist such other Party and Affiliates of such other Party to obtain the IP and embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for such other Party or Affiliates of such other Party to exercise such rights and licenses in accordance with this Agreement. The Parties acknowledge and agree that milestone payments made under Section 8.3 do not constitute royalties within the meaning of U.S. Bankruptcy Code §365(n) or relate to licenses of intellectual property hereunder.
11.8 No Limitation of Remedies. Except as herein expressly provided, notwithstanding anything to the contrary in this Agreement, except as otherwise set forth in this Agreement, termination of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination nor prejudice either Party’s right to obtain performance of any obligation. Each Party will be free, pursuant to Section 13.2,
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to seek (without restriction as to the number of times it may seek) damages, costs and remedies that may be available under Applicable Law or in equity and will be entitled to offset the amount of any damages and costs obtained in a final determination under Section 13.2 of monetary damages or costs (as permitted by this Agreement) against the other Party against any amounts otherwise due to such other Party under this Agreement. It is understood and agreed that either Party will be entitled to seek specific performance as a remedy to enforce the provisions of this Article 11, in addition to any other remedy to which such Party may be entitled by Applicable Law. Nothing in this Article 11 will be deemed to limit any remedy to which either Party may be entitled by Applicable Law.
Article 12.
REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; INDEMNIFICATION

12.1 Mutual Representations and Warranties
. Each Party represents, warrants and covenants to the other Party that as of the Effective Date of this Agreement:
(a) Corporate Existence and Authority. It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.
(b) Authorized Execution; Binding Obligation.
(i) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on its part; and
(ii) This Agreement has been duly executed and delivered by it and constitutes a legal, valid, and binding obligation enforceable against it in accordance with this Agreement’s terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equity principles, including judicial principles affecting the availability of injunction and specific performance.
(c) No Conflicts. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound.
(d) All Consents and Approvals Obtained. Except with respect to any consent required from Lonza or Sanofi, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all governmental authorities and other persons or entities required to be obtained or provided by such Party in connection with the execution,
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delivery and performance of this Agreement have been obtained and provided, except for those government approvals, if any, not required at the time of execution of this Agreement.
(e) Compliance with Law. It will at all times comply with Applicable Laws in all material respects. Neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered services relating to the Licensed Products: (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred by the FDA (or subject to a similar sanction of a Regulatory Authority) or (ii) has ever been under indictment for a crime for which a person or entity could be so debarred.
12.2 KKC Representations and Warranties. KKC represents and warrants to AEVI that as of the Effective Date:
(a) KKC Controls the KKC Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The KKC Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by KKC as of the Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. KKC has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the KKC Technology in a manner that conflicts with any rights granted to AEVI hereunder.
(b) To the knowledge of KKC, there is no actual or threatened infringement of the KKC Patent Rights in the Field by any Third Party that would adversely affect AEVI’s rights under this Agreement.
(c) To the knowledge of KKC, the KKC Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by KKC or any of its Affiliates relating to the KKC Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and KKC is not aware of any reasonable basis for a claim alleging that (i) the KKC Patent Rights are invalid or unenforceable, (ii) the KKC Patent Rights or the licensing or exploiting of the KKC Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party, or (iii) any Third Party other than a KKC Licensor has any right, title, or interest in, to, and under any KKC Patent Rights.
(d) To the knowledge of KKC, KKC is not in default, and to KKC’s knowledge, none of the KKC Licensors is in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, any KKC In-Licenses, and KKC has not waived or allowed to lapse any of its rights under any KKC In-Licenses, and no such rights have lapsed or otherwise expired or been terminated.
(e) There are no claims, judgments or settlements against or owed by KKC or its Affiliates or pending or threatened claims or litigation relating to the KKC Technology.
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12.3 KKC Covenants. KKC covenants that during the Term:
(a) KKC will use Commercially Reasonable Efforts to fulfill its obligations under the KKC In-Licenses to the extent such obligations have not been delegated to AEVI and to the extent that failure to do so would materially adversely affect AEVI or its rights hereunder.
(b) KKC will not assign, transfer, convey or otherwise encumber its right, title and interest in the KKC Technology in a manner that conflicts with any rights granted to AEVI hereunder.
(c) KKC will not enter into any subsequent agreement with any KKC Licensor that modifies or amends any KKC In-Licenses in any way that would materially adversely affect AEVI’s rights or economic interest under this Agreement without AEVI’s prior written consent.
(d) KKC will not terminate any KKC In-Licenses in whole or in part, directly or indirectly, without AEVI’s prior written consent if such termination would materially affect AEVI’s license granted hereunder; for clarity KKC may (i) terminate any KKC In-Licenses by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and KKC will promptly notify AEVI after the occurrence of each such event.
(e) KKC will furnish AEVI with copies of all notices received by KKC relating to any alleged breach or default by KKC under any KKC In-Licenses within (***) after KKC’s receipt thereof and, if KKC cannot or chooses not to cure or otherwise resolve any such alleged breach or default, KKC will so notify AEVI within (***) thereafter.
12.4 AEVI Representations and Warranties. AEVI represents and warrants to KKC that as of the Effective Date:
(a) AEVI Controls the AEVI Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The AEVI Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by AEVI as of the Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. AEVI has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the AEVI Technology in a manner that conflicts with any rights granted to KKC hereunder.
(b) To the knowledge of AEVI, there is no actual or threatened infringement of the AEVI Patent Rights in the Field by any Third Party that would adversely affect KKC’s rights under this Agreement.
(c) To the knowledge of AEVI, the AEVI Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by AEVI or any of its Affiliates relating to the AEVI Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and AEVI is not aware of any reasonable basis for a
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claim alleging that (i) the AEVI Patent Rights are invalid or unenforceable, (ii) the AEVI Patent Rights or the licensing or exploiting of the AEVI Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party or (iii) any Third Party other than the AEVI Licensor has any right, title, or interest in, to, and under any AEVI Patent Rights.
(d) To the knowledge of AEVI, the Development activities set forth in the initial Development Plan do not infringe any third party intellectual property rights.
(e) To the knowledge of AEVI, AEVI is not in default, and to AEVI’s knowledge, the AEVI Licensor is not in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, the AEVI In-License, and AEVI has not waived or allowed to lapse any of its rights under any AEVI In-License, and no such rights have lapsed or otherwise expired or been terminated.
(f) There are no claims, judgments or settlements against or owed by AEVI or its Affiliates or pending or threatened claims or litigation relating to the AEVI Technology.
12.5 AEVI Covenants. AEVI covenants that during the Term:
(a) AEVI will not engage in any activities that use the KKC Technology in a manner that is outside the scope of the rights granted to it hereunder.
(b) All of AEVI’s activities related to its use of the KKC Technology, and the research, Development and Commercialization of the Licensed Products, pursuant to this Agreement will comply with all Applicable Laws.
(c) AEVI will use Commercially Reasonable Efforts to fulfill its obligations under the AEVI In-License to the extent such obligations have not been delegated to KKC and to the extent that failure to do so would materially adversely affect KKC or its rights hereunder.
(d) AEVI will not assign, transfer, convey or otherwise encumber its right, title and interest in the AEVI Technology in a manner that conflicts with any rights granted to KKC hereunder.
(e) AEVI will not enter into any subsequent agreement with CHOP that modifies or amends the AEVI In-License in any way that would materially adversely affect KKC’s rights or economic interest under this Agreement without KKC’s prior written consent.
(f) AEVI will not terminate the AEVI In-License in whole or in part, directly or indirectly, without KKC’s prior written consent if such termination would materially affect KKC’s license granted hereunder; for clarity AEVI may (i) terminate the AEVI In-License by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and AEVI will promptly notify KKC after the occurrence of each such event.
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(g) AEVI will furnish KKC with copies of all notices received by AEVI relating to any alleged breach or default by AEVI under the AEVI In-License within (***) after AEVI’s receipt thereof and, if AEVI cannot or chooses not to cure or otherwise resolve any such alleged breach or default, AEVI will so notify KKC within (***) thereafter.
12.6 Mutual Covenants. Each Party hereby covenants to the other Party that during the Term:
(a) All employees and officers of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their Inventions, whether or not patentable, if any, to such Party as the sole owner thereof, and under the obligation to maintain as confidential the Confidential Information of such Party.
(b) Such Party will perform its activities pursuant to this Agreement in compliance with good clinical practices and good manufacturing practices, in each case as applicable under the Applicable Laws and regulations of the country and the state and local government wherein such activities are conducted, and also with the standards in the pharmaceutical industry for the development and commercialization of pharmaceutical products.
(c) Such Party will not employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by such Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant.
(d) Such Party will not practice or exploit the intellectual property licensed to such Party under this Agreement except to the extent expressly permitted under the terms and conditions of this Agreement.
(e) Such Party will not grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder.
12.7 Consequences of Partial Termination of an In-License. In the event that a portion, but not all of KKC’s rights under the KKC In-Licenses terminate, then AEVI will owe no further obligations to KKC under this Agreement with respect to such terminated rights. In the event that a portion, but not all of AEVI’s rights under the AEVI In-License terminate, then KKC will owe no further obligations to AEVI under this Agreement with respect to such terminated rights.
12.8 Warranty Disclaimer. The Parties acknowledge and agree that nothing in this Agreement (including, without limitation, any exhibits or attachments hereto) will be construed as representing an estimate or projection of either (a) the extent to which Licensed Products will be successfully Developed or Commercialized or (b) the anticipated sales or the actual value of
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any Licensed Product. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT(S). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL.
12.9 No Consequential Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 12.9 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY OR TO LIMIT A PARTY’S LIABILITY FOR BREACHES OF ITS OBLIGATION REGARDING CONFIDENTIALITY UNDER ARTICLE 10.
12.10 Indemnification and Insurance.
12.10.1 Indemnification by AEVI. AEVI will indemnify, hold harmless, and defend KKC, its Affiliates, and their respective directors, officers, employees and agents (“KKC Indemnitees”) from and against any and all damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments of any kind (collectively, “Losses”) arising out of any Third Party claim, suit or proceeding, whether for money or equitable relief (each, a “Third Party Claim”), arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by AEVI in this Agreement, or any breach or violation of any covenant or agreement of AEVI or a Related Party in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of AEVI or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by AEVI or its Affiliate or sublicensee (including a sublicensed contract manufacturer) of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by AEVI or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from AEVI’s exercise in accordance with the terms of this Agreement of any intellectual property rights granted by KKC hereunder. Furthermore, AEVI will have no obligation to indemnify the KKC Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly,
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any matter for which KKC must indemnify AEVI under this Agreement. In addition, AEVI will indemnify, hold harmless, and defend (i) LJI and its directors, officers, employees, and agents from and against any and all Losses (including costs of investigation and court costs) arising at any time from or in any manner connected with, directly or indirectly, any activity of AEVI involving the KKC Patent Rights solely owned by LJI or any information furnished under the LJI Agreement, including the use, handling, storage, distribution, containment, sale and/or disposition of any product (whether or not a Licensed Product), or provision of any service, related to or derived directly or indirectly from or using any KKC Patent Rights solely owned by LJI; and (ii) the KKC Indemnitees from and against any and all Losses arising out of any Third Party Claims related to, directly or indirectly, any activities performed by or on behalf of AEVI or AEVI’s Third Party contract manufacturer in connection with the exercise of rights under the KKC Technology licensed under the KKC In-License with Lonza, if, pursuant to Section 7.4.1, KKC sublicenses its rights under such KKC Technology to AEVI or AEVI’s Third Party contract manufacturer for the Manufacture of Licensed Products by AEVI or such contract manufacturer.
12.10.2 Indemnification by KKC. KKC will indemnify, hold harmless, and defend AEVI, its Affiliates and their respective directors, officers, employees and agents (“AEVI Indemnitees”) from and against any and all Losses arising out of any Third Party Claims arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by KKC in this Agreement, or any breach or violation of any covenant or agreement of KKC in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of KKC or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by KKC or its Affiliate or sublicensee of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by KKC or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from KKC’s exercise in accordance with the terms of this Agreement of any intellectual property rights granted by AEVI hereunder. Furthermore, KKC will have no obligation to indemnify the AEVI Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which AEVI must indemnify KKC. In addition, KKC shall be bound by Section 12.2 of the AEVI In-License in the capacity of “Licensee” in respect of KKC and its Related Parties’ activities under this Agreement and use of the AEVI Technology licensed under the AEVI In-License, and KKC agrees that the Indemnitees (as defined in Section 12.2 of the AEVI In-License) are intended third party beneficiaries of this sentence.
12.10.3 Indemnification Procedure. In the event of any such claim against any AEVI Indemnitee or KKC Indemnitee (individually, an “Indemnitee”), the indemnified Party will promptly notify the other Party in writing of the claim and the indemnifying Party will manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee will cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party will not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in
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Section 12.10.1 or Section 12.10.2 may apply, the indemnifying Party will promptly notify the Indemnitees, which will then have the right to be represented in any such action or proceeding by separate counsel at their expense; provided that the indemnifying Party will be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party. If the indemnifying Party does not assume the defense of such claim as described in this Section 12.10.3, above, the Indemnitee may defend such claim but will have no obligation to do so. The defending Party will not settle or compromise such claim without the prior written consent of the other Party, and will not settle or compromise such claim in any manner which would have an adverse effect on such other Party’s interests, without the prior written consent of such other Party, which consent, in each case, will not be unreasonably withheld, conditioned, or delayed.
12.10.4 Insurance. Each Party will use its Commercially Reasonable Efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder. Such insurance will be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time in order to fulfill the obligation under Section 12.10.1 or 12.10.2, including, but not limited to, the indemnification against any Losses involving any actual or alleged death or bodily injury arising out of or resulting from the Development, Manufacture or Commercialization of any Licensed Product.
Article 13.
MISCELLANEOUS PROVISIONS

13.1 Governing Law. This Agreement will be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York, New York, U.S.A., notwithstanding the provisions governing conflict of laws of any jurisdiction to the contrary.
13.2 Dispute Resolution.
13.2.1 With respect to any disputes between the Parties concerning this Agreement, the dispute will be submitted to escalating levels of AEVI and KKC senior management for review. If the dispute cannot be resolved despite such escalation, then the matter will be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. Such resolution, if any, by the Executive Officers will be final and binding on the Parties. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, each Party may submit such dispute for arbitration pursuant to Section 13.2.2.
13.2.2 Arbitration.
(a) If any dispute will arise between KKC and AEVI in connection with or relating to this Agreement, then such dispute will be resolved exclusively by and through an arbitration proceeding to be conducted under the auspices of, and pursuant to, the Commercial Rules of the International Chamber of Commerce (together with any successor organization thereto, the “ICC”) in New York, New York, U.S.A. Such arbitration proceeding will be conducted in the
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English language applying the law provided in Section 13.1 and in such an expedited manner as is then permitted by the ICC’s commercial arbitration rules. The Parties also agree to take reasonable discovery, with reasonableness to be determined by the arbitrators. Each of the foregoing agreements to arbitrate all disputes and the results, determinations, findings, judgments and awards rendered through such arbitration will be final, non-appealable and legally binding on KKC and AEVI and may be entered and enforced by any court or tribunal of competent jurisdiction. Notwithstanding anything to the contrary in this Section 13.2, a Party may seek injunctive relief in any court of competent jurisdiction.
(b) Any arbitration proceeding will be initiated by written notice from either KKC or AEVI to the other Party. The arbitration will be conducted before a panel of three (3) arbitrators. Each of KKC and AEVI will have the right to select one (1) arbitrator. The third arbitrator will be selected by the mutual agreement of the arbitrators appointed by the Parties. The Party initiating the arbitration proceeding will appoint its arbitrator within ten (10) days following service of the demand for arbitration to the other Party, who will in turn appoint its arbitrator within thirty (30) days of receiving service of the demand. The two appointed arbitrators will agree upon an arbitrator within thirty (30) days of the date of the appointment by the parties of the second arbitrator. If either Party or their appointees fail to appoint an arbitrator within the specified time period, the ICC will exercise its powers pursuant to Article 9 of the ICC Rules of Arbitration to appoint such arbitrator. The ICC’s appointment will be binding on the Parties. Each arbitrator will be an attorney in good standing in the Bar of New York and experienced in commercial disputes involving pharmaceutical companies. Time is of the essence of this arbitration procedure, and KKC and AEVI will instruct the arbitrators to render their decision within ninety (90) days of the arbitration’s completion. The cost of the arbitration (including, without limitation, reasonable attorneys’ fees, expenses and disbursements) will be borne as the arbitrators will decide; otherwise such costs (including, without limitation, the prevailing Party’s reasonable attorneys’ and accountants’ fees, expenses and disbursements) will be borne by the Party against which the judgment of the arbitrator is to be enforced.
13.3 Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. Notwithstanding the foregoing, (a) KKC may monetize the value of its payments under this Agreement by assigning to a Third Party the right to receive payments and the right to receive payment reports from AEVI; provided that KKC gives thirty (30) days prior written notice to AEVI, and (b) either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate (but subject to the consent of CHOP in respect of the AEVI Technology licensed under the AEVI In-License in the case of assignment by KKC) or pursuant to a Change of Control (but subject to the consent of Sanofi, to the extent required under Applicable Law, in respect of the KKC Technology licensed under the KKC In-License with Sanofi in the case of assignment by AEVI). The assigning Party will remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned to such assignee.
13.4 Entire Agreement; Amendments. This Agreement and the Schedules and Exhibits referred to in this Agreement constitute the entire agreement between the Parties with respect to
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the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral, except that Article 1 through 10 of the Clinical Development and Option Agreement will govern with respect to matters occurring prior to the Effective Date. Any amendment or modification to this Agreement will be made in writing signed by both Parties.
13.5 Notices. Any consent or notice required to be given or made under this Agreement by one of the Parties to the other will be in writing and (a) delivered by hand, (b) sent by internationally recognized overnight delivery service or (c) sent by facsimile transmission and confirmed by sender by prepaid, registered or certified mail letter, and will be deemed to have been properly served to the addressee upon receipt of such written communication, in any event to the following addresses:

If to KKC:	Kyowa Kirin Co., Ltd. 1-9-2, Otemachi Chiyoda-ku, Tokyo 100-0004 Japan Attention: Director of Business Development Department Facsimile No.: +81-3-5205-7129

with a copy to:	Kyowa Kirin Co., Ltd. 1-9-2, Otemachi Chiyoda-ku, Tokyo 100-0004 Japan Attention: Director of Legal Affairs Group, Legal and Intellectual Property Department Facsimile No.: +81-3-5205-7130

If to AEVI:	Aevi Genomic Medicine, LLC 435 Devon Park Drive, Bldg 700, Suite 715 Wayne, PA 19087 Attention: Chief Executive Officer Facsimile No.: +1 (443) 304-8001

with a copy to:	Pepper Hamilton LLP Two Logan Square 18th & Arch Streets Philadelphia, Pennsylvania 19103-2799 Attention: Brian M. Katz Facsimile No.: +1 (215) 981-4750

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been
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given: (a)  if personally delivered, when delivered; (b) if sent by internationally-recognized overnight courier, on the Business Day of the sender during which the sender delivers the notice to the courier; or (c) if sent by facsimile, when all pages of the notice are successfully transmitted (as shown by a report generated by the sender’s facsimile machine) during a Business Day of the sender.
13.6 Force Majeure. The failure of either Party to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of such Party, will not be deemed to be a breach of this Agreement, but will be excused to the extent and for the duration of such cause, and the affected Party will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and will use its Commercially Reasonable Efforts to avoid or remove such cause, and will perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.
13.7 Compliance with Export Regulations. Neither Party will export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export laws and regulations.
13.8 Independent Contractors. It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement will be construed as authorization for either KKC or AEVI to act as agent for the other. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose, including tax purposes, or to create any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.
13.9 Further Assurances. Each Party agrees to execute, acknowledge and/or deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
13.10 No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party.
13.11 Performance by Affiliates. Each Party recognizes that the other Party may perform some or all of its obligations under this Agreement through Affiliates to the extent permitted under this Agreement; provided, however, that such other Party will remain responsible for the performance by its Affiliates as if such obligations were performed by such other Party.
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13.12 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the use of any gender will be applicable to all genders. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description that precedes such term, and will be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import regardless of whether such words are actually written there (and drawing no implication from the actual inclusion of such phrase in some instances after the word “including” but not others). References to “Article”, “Articles”, “Section”, Sections”, “Exhibit” or “Exhibits” are references to the numbered Article(s), Section(s), or lettered Exhibit(s) of this Agreement, unless expressly stated otherwise. Except where the context otherwise requires, (a) references to a particular law, rule or regulation mean such law, rule or regulation as in effect as of the relevant time, including all rules and regulations thereunder and any successor law, rule or regulation in effect as of the relevant time, and including the then-current amendments thereto; (b) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (c) whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified, and if a period of time is specified and dates from a given day or Business Day, or the day or Business Day of an act or event, it is to be calculated exclusive of that day or Business Day; (d) references to a particular person or entity include such person’s or entity’s successors and assigns to the extent not prohibited by this Agreement; (e) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein will be interpreted in a correlative manner; and (f) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits).
13.13 No Implied Waivers; Rights Cumulative. No failure on the part of KKC or AEVI to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.
13.14 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one (1) or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.
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13.15 No Third Party Beneficiaries. Except as expressly set forth in Section 12.10.2, no person or entity other than AEVI, KKC and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.
[Remainder of Page Left Blank Intentionally. Schedules Follow.]

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Schedule 1.5
AEVI IN-LICENSE

License Agreement between The Children’s Hospital of Philadelphia and AEVI Medical Israel Ltd. dated November 12, 2014.

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Schedule 1.10
AEVI PATENT RIGHTS

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Schedule 1.15
AMINO ACID SEQUENCE OF ANTI-LIGHT MAB
(***)
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Schedule 1.24
Commercialization Costs
Examples of Commercialization Costs
Commercialization Costs will include, but will not be limited to, the following, in each case attributable to, or reasonably allocable to, Commercialization of Licensed Products in the Field in the Territory:
Detailing costs - costs associated with interactive face-to-face visits by a sales representative with a medical professional who has prescribing authority or is able to influence prescribing decisions, within the target audience during which approved uses, safety, effectiveness, contraindications, side effects, warnings or other relevant characteristics of a pharmaceutical product are discussed in an effort to increase prescribing preferences of a pharmaceutical product for its approved uses.
Distribution costs - costs identifiable to the distribution of a Licensed Product to a customer (and not otherwise deducted from Net Sales), including customer and specialty pharmacy services (including costs associated with establishing and running customer call centers), collection of data about sales to hospitals, clinics and other customers, order entry, billing, shipping, logistics, warehousing, product insurance, freight not paid by customers, credit and collection and other like activities the costs of which are includable in “distribution costs” in accordance with the Accounting Standards.
Early Access Program or EAP costs – costs associated with any program to provide patients with products free of charge. Early access programs include treatment INDs / protocols and compassionate use programs, as applicable. For clarity, an EAP with respect to a Licensed Product may continue to be performed following Regulatory Approval of a Licensed Product and costs may continue to be incurred in accordance with the performance of such EAP after Regulatory Approval.
Patient Assistance Programs – costs associated with establishing and administering patient assistance programs.
Health Care Reform fees - costs for fees paid to the U.S. government as defined in the Patient Protection and Affordable Care Act and similar taxes and governmental fees.
Commercial Operations Costs – costs of the commercial operations team supporting Commercialization of the Licensed Products in the Field, including, without limitation:
(a) Marketing Expenses, which includes costs identifiable to the advertising, promotion and marketing of Licensed Products in the Field, and related professional education;
(b) Advertising, which includes costs associated with media costs, direct mails, production expenses, agency fees, and medical congresses and meetings;
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(c) Promotion, which includes costs associated with professional samples, professional literature, promotional material, patient aids, detailing aids, reimbursement of patient assistance programs, public relations and communications expenses, web and social media expenses, patient advocacy support, development of information and data for national accounts, managed care organizations and group purchasing organizations;
(d) Market Research, which includes costs associated with market information, focus groups, and market research professional staff and related out-of-pocket costs such as travel, business meals, and training;
(e) Marketing Management, which includes the costs of product management and sales promotion management compensation and departmental expenses as well as costs associated with developing overall sales and marketing strategies and planning;
(f) Reimbursement/Access Services, which includes costs incurred to manage reimbursement programs, marketing costs (educational material) as well as coupon or co-pay programs;
(g) Health Policy/Advocacy, which includes costs associated with advocacy as well as any specific policy lobbying and trade and government relations related expenses; and
(h) Selling Support, which includes costs associated with logistics and document support and the operation of the sales/medical science liaison team such as meeting planning.
Medical Affairs Expenses - costs with respect to: medical affairs and other activities associated with clinical studies conducted after Regulatory Approval in the Territory (to the extent not otherwise included within Development Costs); medical and scientific information and response to external inquiries or complaints; pharmacovigilance, investigator initiated research if not covered in the Phase V Clinical Trials, costs of establishing and maintaining patient registries, medical education, Health Economics and Outcomes Research (HECOR, HEMAR), speaker programs, advisory boards, educational grants and fellowships, drug safety, government affairs (including costs associated with compliance with the Sunshine Act and other similar government regulation); and field-based medical science liaisons, medical affairs clinical trial management, MD’s in field (separate from medical science liaisons), publications, medical communications and field medical education.
Recall Expenses – costs, to the extent not otherwise covered by KKC’s indemnity obligations, associated with notification, retrieval and return of Licensed Products in the Field in the Territory, destruction of such returned Licensed Products in the Field, and distribution of the replacement Licensed Products in the Field.
Selling Costs - costs directly attributable to selling Licensed Product in the Field, including the FTE Costs for sales representatives/medical science liaisons and first line sales managers, exhibits at shows or conventions including samples, charges for space, sales aids and brochures, sales meetings, consultants, call reporting and other Third Party monitoring/tracking services, automobile allowance, meal expenses, travel/housing for meetings, costs of computer and other
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equipment of sales representatives/medical science liaisons and other incidental expenses incurred by sales representatives/medical science liaisons in respect of selling the Licensed Product in the Field.
Other Commercialization Costs - any other costs attributable or allocable to Commercialization of Licensed Products in the Field in the Profit Share Territory in accordance with Accounting Standards, to the extent not included in one of the other categories or definitions of costs under this Exhibit 1.24.

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Schedule 1.45
FTE Rates
1. The following table sets forth the FTE Rates for AEVI FTEs:

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2. The following table sets forth the FTE Rates for KKC FTEs:

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Schedule 1.50
KKC IN-LICENSES
License Agreement between La Jolla Institute for Allergy and Immunology and Kyowa Hakko Kirin Co., Ltd. (***). This is the LJI Agreement referred to in Section 1.60.
(***) Agreement between Lonza Sales AG and Kyowa Hakko Kirin Co., Ltd. (***).
(***) Agreement between Bristol-Myers Squibb Company and Kyowa Hakko Kirin Co., Ltd. (***).
Letters between Kyowa Hakko Kirin Co., Ltd. and Sanofi (***), and sublicensing of rights to AEVI.
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Schedule 1.54
KKC PATENT RIGHTS

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	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)
	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)	(***)

75

EXHIBIT D
RESERVED

76

EXHIBIT E
ANTI-LIGHT ANTIBODIES AND RELATED CELLS
(***)

EXHIBIT F
COVID STUDY PROTOCOL

(***)

EXHIBIT G
PLAN C LICENSE AGREEMENT

See Attached

Execution Version
LICENSE AGREEMENT
by and between
KYOWA KIRIN CO., LTD.
and
AEVI GENOMIC MEDICINE, LLC

Schedules
Schedule 1.13 – Amino Acid Sequence of Anti-Light mAb
Schedule 1.23 – Commercialization Costs
Schedule 1.43 – FTE Rates
Schedule 1.48 – KKC In-Licenses
Schedule 1.52 – KKC Patent Rights
i

LICENSE AGREEMENT
This License Agreement (this “Agreement”), effective as of the Effective Date (as defined in Section 2.1), is by and between Kyowa Kirin Co., Ltd., a company organized and existing under the laws of the Japan and having its principal office at 1-9-2, Otemachi, Chiyoda-ku, Tokyo 100-0004, Japan and formerly known as Kyowa Hakko Kirin Co., Ltd. (“KKC”), and Aevi Genomic Medicine, LLC, a Delaware limited liability company and successor to Medgenics, Inc., a Delaware corporation (“AEVI”). KKC and AEVI may each be referred to herein individually as a “Party” and collectively as the “Parties.”
INTRODUCTION
WHEREAS, the Parties have entered into the Amended and Restated Clinical Development and Option Agreement, effective as of May 28, 2020 (the “Clinical Development and Option Agreement”); and
WHEREAS, pursuant to the Clinical Development and Option Agreement, KKC granted AEVI the right to conduct the Initial Development (as defined in the Clinical Development and Option Agreement) with respect to Anti-LIGHT mAb (as defined in Section 1.13); and
WHEREAS, pursuant to the Clinical Development and Option Agreement, KKC granted AEVI the right to conduct one or more signal finding studies of the Anti-LIGHT mAb in the Field (as defined in Section 1.39) and an option to obtain an exclusive license to Develop, Manufacture and Commercialize products containing Anti-LIGHT mAb in the Field at Aevi’s election under the terms and conditions of this Agreement (the “Plan C Election”); and
WHEREAS, this Agreement will become fully effective in accordance with Section 2.1 of this Agreement only upon AEVI making the Plan C Election pursuant to the terms and conditions of the Clinical Development and Option Agreement; and
WHEREAS, this Agreement will not become effective and be rendered null and void in accordance with Section 2.2 of this Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:
Article 1.
DEFINITIONS

When used in this Agreement, each of the following terms will have the meanings set forth in this Article 1:
1.1 “Accounting Standards” means with respect to a Party, as applicable, (a) United States generally accepted accounting principles (“GAAP”), (b) Japanese generally accepted accounting standards, or (c) International Financial Reporting Standards, in each case consistently applied.
1.2 “Acquirer Intellectual Property” means the Patent Rights and Know-How owned or controlled by a Third Party acquirer of AEVI or KKC, as the case may be, immediately prior to a Change of Control transaction, and Inventions thereto following the effective date of such Change of Control.
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1.3 “Administrative Contact” means any contact to or from a Regulatory Authority that is general or administrative in nature (e.g., notification by a Regulatory Authority of the assignment of a new reviewer or a notification of a new address or new contact information).
1.4 “AEVI Business Day” means a day on which banking institutions in New York, New York are open for business other than Saturday or Sunday.
1.5 “AEVI Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of AEVI (or its Affiliates), as determined by the United States patent laws for inventorship, in each case while performing activities under this Agreement.
1.6 “AEVI Know-How” means Know-How that is (a) Controlled by AEVI or any of its Affiliates on the Effective Date or during the Term (other than KKC Know-How pursuant to the licenses granted hereunder) and (b) reasonably necessary or useful in connection with Development, Manufacture, use or Commercialization of Licensed Products.
1.7 “AEVI Lonza License Agreement” means an agreement between AEVI and Lonza that licenses to AEVI the intellectual property rights subject to the (***) Agreement between Lonza and KKC (***), to the extent related to the Licensed Product in the Field in the Territory and the European Union, including the right to sublicense to another contract manufacturer such that such contract manufacturer can perform process development and supply of anti-LIGHT-mAb.
1.8 “AEVI Patent Rights” means (a) any Patent Rights included within AEVI Inventions that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products and (b) any Patents Rights included in Third Party Technology (i) in respect of which AEVI obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products.
1.9 “AEVI Technology” means AEVI Know-How, AEVI Patent Rights and AEVI Inventions other than Acquirer Intellectual Property.
1.10 “Affiliate” means, with respect to any person or entity, any other person or entity which controls, is controlled by, or is under common control with such person or entity. A person or entity will be regarded as in control of another entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).
1.11 “Allowable Expenses” means, with respect to Profit-Share Products and each Contract Quarter, all FTE Costs and Out-of-Pocket Costs incurred by AEVI or its Related Parties that are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory, and Manufacture of such Profit-Share Products for Commercialization, during the applicable Contract Quarter, including such FTE Costs and Out-of-Pocket Costs which are: (a) Manufacturing Costs; (b) Commercialization Costs; and (c) Third Party Technology Costs, in each case determined from the books and records of AEVI or its
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Related Parties maintained in accordance with Accounting Standards and in each case of (a)-(c) as are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory during the applicable Contract Quarter. For clarity, no milestone payment made to KKC or its Affiliates pursuant to Section 8.3 will be an Allowable Expense. For purposes of clarity, it is understood that there will be no double-counting of expenses within the definition of Allowable Expenses.
1.12 “Applicable Law” means the laws, rules and regulations, including without limitation any rules, regulations, guidelines or other requirements of the Regulatory Authorities applicable to the Development, Manufacturing or Commercialization of Licensed Products or other activities conducted by the Parties under this Agreement, that may be in effect from time to time in the applicable territory.
1.13 “Anti-LIGHT mAb” means the fully human monoclonal antibody targeting LIGHT (TNFSF14) consisting of the amino acid sequence set forth on Schedule 1.13.
1.14 “Bankruptcy Code” means Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States.
1.15 “BARDA” means the Biomedical Advanced Research and Development Authority of the United States Department of Health and Human Services.
1.16 “Biosimilar” means, with respect to a reference brand biologic product and a particular jurisdiction, a biologic product: (a) that is highly similar to such reference brand biologic product notwithstanding minor differences in clinically inactive components; (b) has no clinically meaningful differences from such reference brand biologic product in terms of safety, purity and potency; and (c) for which a Biosimilar Application is approved by the relevant Regulatory Authority of such jurisdiction. Notwithstanding anything to the contrary in this Agreement, a “Biosimilar” does not include any biologic product sold under a BLA or approved Biosimilar Application of any Party or any of its Related Parties or manufactured or produced by or on behalf of a Party or any of its Related Parties.
1.17 “Biosimilar Application” means a Regulatory Approval Application for a product claimed to be biosimilar or interchangeable to any Licensed Product, or otherwise relying on the approval of such Licensed Product, in each case in accordance with Applicable Law in the jurisdiction in which the product is sought to be marketed and sold.
1.18 “BLA” means a Biologics License Application filed with FDA or the equivalent thereof filed with any other Regulatory Authority.
1.19 “BMS” means Bristol-Myers Squibb Company.
1.20 “Business Day”
means, with respect to KKC, a KKC Business Day, and, with respect to AEVI, an AEVI Business Day.
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1.21 “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) except in the case of a bona fide equity financing in which a Party issues new shares of its capital stock, a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates.
1.22 “Commercialization” means importing, exporting, marketing, promoting, distributing, offering for sale and selling a Licensed Product in the Field and will include activities required to fulfill ongoing post-approval regulatory obligations, including adverse event reporting and sales force training but excluding any Phase 4 Clinical Trial (as defined in Section 1.31). When used as a verb, “Commercialize” will mean to engage in Commercialization.
1.23 “Commercialization Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of AEVI or its Related Parties in accordance with this Agreement and attributable to, or reasonably allocable to, the Commercialization of the Licensed Products in the Field in the Territory, including marketing costs, sales costs, distribution costs, importing and exporting costs, Phase 5 Clinical Trial costs, insurance costs incurred in connection with Commercialization activities, medical affairs costs and certain general and administrative costs (but excluding Development Costs) as further defined in Schedule 1.23. In this Agreement, “Phase 5 Clinical Trial” means a post-registration clinical trial that is not required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.
1.24  “Commercially Reasonable Efforts” means, with respect to a Party, the carrying out of obligations in a diligent and sustained manner using such effort and employing such resources as would normally be exerted or employed by a similarly situated biopharmaceutical company for a product of similar commercial or strategic importance, and at a similar stage of its product life, based on conditions then prevailing, taking into consideration safety and efficacy, development costs, the anticipated prescription label, the nature of the Licensed Product, the clinical setting in which it is expected to be used and all other relevant factors. Commercially Reasonable Efforts will be determined on a country-by-country basis.
1.25  “Confidential Information” means, with respect to each Party, proprietary data or information of such Party or its Affiliates or sublicensees, including, without limitation, (a) with respect to KKC, all KKC Technology, and, with respect to AEVI, all AEVI Technology, (b) any information designated as Confidential Information of such Party hereunder, in all cases that is identified as confidential either in writing or orally, provided that any orally disclosed information is described in reasonable detail in a written notice sent by the Disclosing Party to the Receiving Party within thirty (30) days of the oral disclosure requesting that such information
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be treated as Confidential Information hereunder, and (c) all information that is manifestly confidential, whether or not marked as such.
1.26 “Contract Quarters” means the successive three (3) month periods in each Contract Year ending on March 31, June 30, September 30 or December 31.
1.27 “Contract Year” means the twelve (12) month period beginning on January 1 and ending on December 31 of each calendar year, provided, however, that the first Contract Year will be the period of time beginning on the Effective Date and ending on December 31, 2020. Each Contract Year, except the first Contract Year, will be divided into four (4) Contract Quarters.
1.28 “Control” or “Controlled” means with respect to any (a) material, item of information, method, data or other Know-How, or (b) intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by the referenced Party or its Affiliates of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangement with any Third Party existing before or after the Effective Date.
1.29 “Data Exclusivity Period” means, with respect to a particular jurisdiction, the time period of legal protection and confidential treatment provided for clinical test data required to be submitted to a Regulatory Authority for such jurisdiction in order to demonstrate safety and efficacy of a new drug or biologic, and all similar protections on such clinical test data intended to prevent generic drug manufacturers or biosimilar manufacturers from relying on this data in their own Biosimilar applications.
1.30 “Development” means, with respect to a Licensed Product in the Field, non-clinical and clinical drug development activities performed on or after the Effective Date, including without limitation the conduct of clinical trials, test method development, toxicology, pharmacology, pharmacokinetics formulation, data management, statistical analysis and report writing and clinical studies, and regulatory affairs and all activities associated with obtaining and maintaining Regulatory Approvals. When used as a verb, “Develop” means to engage in Development.
1.31 “Development Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of a Party in accordance with this Agreement and attributable to, or reasonably allocable to, the Development of the Licensed Products in the Field in the Territory and that are materially consistent, as applicable, with the Development Plan, including costs and expenses for Regulatory Approvals and pricing and/or reimbursement approvals, and costs incurred after Regulatory Approval, including Phase 4 Clinical Trial costs, costs of non-clinical studies, costs of clinical studies for additional Indications in the Field, insurance costs incurred in connection with Development activities (but excluding costs that are allocable to Commercialization Costs and the costs of general company management, financial, legal or business development personnel). Development Costs will not include any costs incurred by either Party prior to the Effective Date, including, without limitation, costs for purchasing raw materials, for manufacturing clinical supplies of Licensed Product or for any
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labeling or packaging materials, whether or not such raw materials, clinical supplies or labeling or packaging materials are used by the Parties for Development activities after the Effective Date. In this Agreement, “Phase 4 Clinical Trial” means a post-registration clinical trial or post-marketing surveillance study performed in accordance with Applicable Laws and required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.
1.32 “Development Plan” means (a) the written comprehensive plan for (i) the Development of any Licensed Product in the Field in the Territory, including, but not limited to, activities designed to generate the preclinical, process development/manufacturing scale-up, clinical and regulatory information required for filing Regulatory Approval Applications in the Territory and (ii) the preparation and submission of related Regulatory Approval Applications in the Territory and (b) an annual budget for Development Costs setting forth both internal and external resources and expenses for the then-current Contract Year.
1.33 “EMA” means the European Medicines Agency and any successor agency having substantially the same functions.
1.34 “European Union” means all countries over which EMA has jurisdiction from time to time and all countries that exit the jurisdiction of the EMA from time to time.
1.35 “Executive Officers” means the Chief Executive Officer of AEVI (or an executive of AEVI designated by such Chief Executive Officer) and the Chief Executive Officer of KKC (or an executive of KKC designated by such Chief Executive Officer).
1.36 “Fair Market Value” means (a) with respect to investment by a Third Party in exchange for equity securities of AEVI, (i) for so long as AEVI’s common stock is publicly traded on a securities exchange, the volume weighted average closing price of a share of AEVI’s common stock on the principal exchange on which such stock is then trading for the ten (10) trading days ending on the date that is twenty (20) trading days on such exchange prior to the first public announcement of such equity investment, and (ii) if AEVI’s common stock is no longer publicly traded on a securities exchange, the fair market value of a share of common stock of AEVI as of the date of closing such investment as determined in good faith by the board of directors of AEVI, taking into account such factors and for such time period as the board of directors of AEVI reasonably deems is appropriate, and agreed to by KKC, such agreement not to be unreasonably withheld, delayed, or conditioned, and (b) with respect to any non-cash consideration (other than equity securities), the fair market value of such consideration as determined in good faith by the board of directors of AEVI and agreed to by KKC, such agreement not to be unreasonably withheld, delayed, or conditioned.
1.37 “FD&C Act” means the US Federal Food, Drug, and Cosmetic Act, as amended from time to time (21 U.S.C. Section 301 et seq.), together with any rules and regulations promulgated thereunder.
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1.38 “FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.
1.39 “Field” means treatment, prevention, and diagnosis of (***).
1.40 “First Commercial Sale” means, with respect to a given Licensed Product in a country, the first commercial sale in an arms-length transaction of such Licensed Product to a Third Party by or on behalf of a Party, its Affiliate or its sublicensee in such country following receipt of applicable Regulatory Approval of such Licensed Product in such country.
1.41 “FTE” means a full time equivalent person year (consisting of a total of two thousand (2,000) hours per Contract Year, subject to a proportionate reduction in the first Contract Year) of scientific, technical, marketing, sales, distribution and certain general and administrative activities related to the Development of Licensed Products and/or the Commercialization of the Licensed Products in the Field in accordance with this Agreement. For the avoidance of doubt, no individual will count as more than one (1) FTE, and any individual who works less than two thousand (2,000) hours in a given Contract Year performing activities under this Agreement will be counted as a fraction of one (1) FTE, the numerator of which is the number of hours such individual performs activities under this Agreement and the denominator of which is two thousand (2,000) hours.
1.42 “FTE Costs” means all costs for FTEs calculated by multiplying (a) the actual number of FTEs utilized by KKC or AEVI in performing activities in accordance with any Development Plan and/or Commercialization Plan by (b) the applicable FTE Rate, provided that, to the extent either Party is unable to fully track the number of FTEs utilized, the Parties will agree on a mechanism for estimating such number.
1.43 “FTE Rate” means, with respect to an FTE, the applicable amount set forth on Schedule 1.43, as such amount may be adjusted pursuant to Section 8.7.
1.44 “IND” means an Investigational New Drug Application, as defined in the FD&C Act, or similar application or submission that is required to be filed with any Regulatory Authority before beginning clinical testing of a Licensed Product in human subjects.
1.45 “Inventions” means any and all ideas, information, Know-How, data research results, writings, inventions, discoveries, modifications, enhancements, derivatives, new uses, developments, techniques, materials, compounds, products, designs, processes or other technology or intellectual property, whether or not patentable or copyrightable, and all Patent Rights and other intellectual property rights in any of the foregoing.
1.46 “Joint Inventions” means any and all Inventions made or generated hereunder jointly by at least one employee or contractor of each Party (or its respective Affiliates), as determined by United States patent laws for inventorship, in each case while performing activities under this Agreement.
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1.47 “KKC Business Day” means a day on which banking institutions in Tokyo, Japan are open for business other than a Saturday or Sunday.
1.48 “KKC In-Licenses” means the Third Party agreements listed on Schedule 1.48.
1.49 “KKC Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of KKC (or its Affiliates), as determined by the United States patent laws for inventorship, in each case while performing activities under this Agreement.
1.50 “KKC Know-How”
means Know-How that is (a) Controlled by KKC on the Effective Date or during the Term (other than AEVI Know How pursuant to the licenses granted hereunder) and (b) is reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory.
1.51 “KKC Licensor”
means LJI, BMS, Lonza, and Sanofi, respectively defined in this Article 1, and its respective successor and assigns, which has licensed rights to KKC pursuant to the KKC In-Licenses.
1.52 “KKC Patent Rights”
means (a) the United States and foreign patents and patent applications listed on Schedule 1.52 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (b) the United States and foreign patents and patent applications licensed to KKC under the KKC In-Licenses but not listed on Schedule 1.52 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (c) any Patent Rights included within KKC Inventions prior to the completion of the Term that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory and (d) any Patents Rights included in Third Party Technology prior to the completion of the Term (i) in respect of which KKC obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory.
1.53 “KKC Technology”
means KKC Patent Rights, KKC Know-How and KKC Inventions other than Acquirer Intellectual Property.
1.54 “Know-How”
means any non-public, proprietary invention, discovery, process, method, composition, formula, procedure, protocol, technique, result of experimentation or testing, information, data, material, technology or other know-how, whether or not patentable or copyrightable.
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1.55 “Licensed Product”
means any product containing as an active ingredient the Anti-LIGHT mAb.
1.56 “LIGHT”
means TNFSF14 (Unigene cluster number: Hs. 129708).
1.57 “LJI”
means La Jolla Institute for Immunology (formerly, La Jolla Institute for Allergy and Immunology) and its respective successor and assigns, which has licensed rights to KKC pursuant to the LJI Agreement.
1.58 “LJI Agreement”
means License Agreement between La Jolla Institute for Immunology and Kyowa Hakko Kirin Co., Ltd. (***).
1.59 “Lonza”
means Lonza Sales AG and its Affiliates.
1.60 “Manufacturing”
means, as applicable, all activities associated with the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and storage of Licensed Products and including without limitation process and formulation development, process validation, stability testing, process development, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control, whether such activities are conducted by a Party, its Affiliates or a Third Party contractor of such Party. When used as a verb, “Manufacture” will mean to engage in Manufacturing.
1.61 “Manufacturing Costs”
means:
(a) With respect to Licensed Product manufactured by AEVI, its fully-burdened costs (including the costs associated with product testing and release activities) of producing (including startup and validation but excluding what will be covered under Section 4.3.2) and packaging Licensed Product for sale in a given country, determined in accordance with the applicable Accounting Standard, based on the sum of the following components: (i) direct costs, including manufacturing labor and materials directly incurred in producing and packaging such Licensed Product; (ii) manufacturing and accounting personnel costs incurred by AEVI and attributable and reasonably allocable to the manufacture of Licensed Product, including quality labor and manufacturing and quality supervisory services, depreciation, and other operating and administrative costs which of the manufacturing, quality and accounting departments and
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associated occupancy costs which are allocable to such company departments based on space occupied or headcount, or other activity based method of allocation; (iii) any other reasonable and customary Out-of-Pocket Costs incurred by AEVI for the testing, transport, customs clearance, duty, insurance and/or storage of such Licensed Products, including payments made by AEVI to Third Parties for filing, finishing, packaging, labeling, testing, storage and shipment of such Licensed Product and AEVI’s handling cost with respect thereto, as applicable; and (iv) AEVI’s reasonably allocated share of cost of Licensed Product process improvements developed by AEVI or a Third Party on behalf of AEVI. For Licensed Products manufactured by AEVI, Manufacturing Cost will not include any general corporate overhead, any excess capacity cost or charges or cost for process development (except to the extent expressly provided above).
(b) With respect to Licensed Product manufactured for AEVI by one or more Third Parties and supplied to KKC hereunder amounts actually paid (net of any discounts, credits or refunds) by such Party to such Third Parties for the manufacture and supply of such Licensed Product.
1.62 “Medical Affairs Activities” means, with respect to a Licensed Product, activities designed to ensure or improve appropriate medical use of, conduct medical education of, or further research regarding, such Licensed Product, including, with respect to such Licensed Product: (a) conducting service based medical activities including providing input and assistance with consultancy meetings, recommending investigators for clinical trials and providing input in the design of such trials and other research related activities, and delivering non-promotional communications and conduct non-promotional activities including presenting new clinical trial data and other scientific information; (b) grants to support continuing medical education, symposia, or Third Party research specifically related to such Licensed Product; (c) development, publication and dissemination of publications relating to such Licensed Product and relevant disease states; (d) medical information services provided in response to inquiries communicated via sales representatives or received by letter, phone call or email; (e) conducting advisory board meetings or other consultant programs; (f) support of investigator-initiated clinical trials; (g) managing relationships with cooperative groups, physician/hospital networks and advocacy groups; and (h) establishing and implementing risk, evaluation and mitigation strategies.
1.63 “Net Sales” means the gross invoiced sales by a Party and/or its Related Parties to Third Parties for Licensed Products sold, less deductions, consistent with applicable Accounting Standards used in the applicable reporting period for such Party’s consolidated financial reporting purposes, which will be limited to: (a) price adjustments, chargeback payments, credits, or rebates (or the equivalent thereof), allowances allowed and taken, quantity or other trade discounts and other amounts paid on sale of Licensed Products, including those granted to and actually used by group purchasing organizations or other buying groups, managed healthcare organizations, pharmacy benefit management companies, health maintenance organizations and any other providers of health insurance coverage, health care organizations or other healthcare institutions (including hospitals), Third Party health care administrators or patient assistance or other similar program, or to federal, state/provincial, local and other governments, including their agencies, or to wholesalers, distributors and other trade customers; (b) sales, use, tariffs, value-add, and/or excise taxes, or other governmental charges and tariffs incurred in connection with
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exportation or importation directly imposed and with reference to particular sales; (c) reasonable and customary freight, postage, shipping, insurance and other transportation expenses and delayed ship order credits reflected in the applicable invoice and paid by the customer; and (d) amounts allowed, repaid or credited due to defects, returns, rejections, recalls, rebates and replacements and allowances of goods or because of retroactive price reductions; (e) normal and customary rebates, trade, cash or quantity discounts; billing errors; coupons for price reductions; (f) required distribution commissions/fees payable to Third Party wholesalers for distribution of the Licensed Products; (g) allowance and write-offs for bad debt made in accordance with generally accepted accounting principles, consistently applied to all of such Party’s products; (h) discounts pursuant to indigent patient programs and patient discount programs including coupon discounts; and (i) any item, substantially similar in character or substance to any of the foregoing permitted by the applicable Accounting Standards and customary in the pharmaceutical industry.  Net Sales also includes the Fair Market Value of any non-cash consideration received in connection with the sale of the Licensed Products.  In the case of any sale of Licensed Product for value other than in an arm’s length transaction exclusively for cash, Net Sales will be determined by referencing Net Sales at which substantially similar quantities of such Licensed Product are sold in an arm’s length transaction for cash. For purposes of calculating Net Sales, transfers of Licensed Product between a Party and its Related Parties, whether or not value is exchanged therefor, will not be booked as sales.
1.64 “Out-of-Pocket Costs” means, with respect to specified activities hereunder, direct expenses paid or payable by a Party or its Related Parties to Third Parties (other than employees of such Party or its Related Parties) that are specifically identifiable and incurred to conduct such activities.
1.65 “Patent Rights” means all patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revivals or revalidations, supplementary protection certificates and patents of addition) and patent applications (including all provisional applications, continuations, continuations-in-part and divisions).
1.66 “PHS Act” means the Public Health Services Act (Title 42, U.S.C., Chapter 6A). As used herein the PHS Act will refer, more specifically, to 42 USC § 262, which governs the regulation of biological products.
1.67 “Product Labels and Inserts” means (a) all labels and other written, printed or graphic matter affixed to any container, packaging or wrapper utilized with Licensed Product, or (b) any written material physically accompanying Licensed Product, including product package inserts.
1.68 “Product Trademarks” means the trademark(s), service mark(s), accompanying logos, trade dress and/or indicia of origin used in connection with the Commercialization of each Licensed Product in the Territory. For purposes of clarity, the term Product Trademark(s) will not include, without limitation, the corporate names and logos of either Party, and will include any internet domain names incorporating such Product Trademarks.
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1.69 “Profit” means with respect to all Profit-Share Products with respect to a Contract Quarter and a country in the Territory: (a) Net Sales of such Profit-Share Products in the Field in the Territory by AEVI and its Affiliates, plus (b) Profit-Share Product Proceeds, minus (c) Allowable Expenses, to the extent such deductions have not already or otherwise been deducted in calculating the amounts described in (a) and (b) above. If a calculation of Profit for a given Contract Quarter pursuant to the preceding sentence would result in a negative number, the amount of such Profit for such Contract Quarter will be zero (0).
1.70 “Profit-Share Product” means a Licensed Product Commercialized by AEVI or its Related Parties in the Territory.
1.71 “Profit-Share Product Proceeds” means, with respect to Profit-Share Products, any proceeds received by AEVI or its Affiliates from Third Parties with respect to the Development, Manufacture, supply, or Commercialization of such Profit-Share Products in the Field in the Territory, including proceeds attributable to a grant of a license or sublicense, or a grant of distribution rights, to permitted sublicensees and distributors under this Agreement, to Develop, Manufacture or Commercialize such Profit-Share Products (or, if rights in addition to such rights to such Profit-Share Products are granted to such Third Party, then reasonably allocated to the rights granted to such Third Party with respect to such Profit-Share Products). In the event any Third Party sublicensee makes a bona fide investment in any equity securities issued by AEVI or any of its Affiliates, the cash consideration and the Fair Market Value of any non-cash consideration received by AEVI and its Affiliates in exchange therefor will be excluded from the calculation of Profit-Share Product Proceeds, up to the Fair Market Value of such equity securities, and the sum of any cash consideration and the Fair Market Value of any non-cash consideration received by AEVI and its Affiliates in excess of the Fair Market Value of such equity securities will be included in the calculation of Profit-Share Product Proceeds.
1.72 “Regulatory Approval” means the approval of the applicable Regulatory Authority necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Licensed Product in a regulatory jurisdiction, including, where required, separate pricing and/or reimbursement approvals.
1.73 “Regulatory Approval Application” means an application submitted to the appropriate Regulatory Authority seeking Regulatory Approval of a Licensed Product in a regulatory jurisdiction, including without limitation a BLA.
1.74 “Regulatory Authority” means any applicable supranational, national, regional, state or local regulatory agency, department, bureau, commission, council or other government entity involved in granting of Regulatory Approval for a Licensed Product in a regulatory jurisdiction, including without limitation the FDA and the EMA.
1.75 “Regulatory Materials” means any regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority, and any other records required to be maintained for possible audit by a Regulatory Authority, that may be necessary or reasonably desirable to Develop, Manufacture, or Commercialize Licensed Products in the Territory.
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1.76 “Related Party” means, with respect to a Party, such Party’s Affiliates and permitted licensees and sublicensees, which term does not include wholesale distributors of such Party or its Affiliates, which distributors purchase a Licensed Product from such Party or its Affiliates in an arm’s-length transaction.
1.77 “Royalty-Bearing Sales” means Net Sales by KKC and its Affiliates of Licensed Products worldwide.
1.78 “Sanofi” means Sanofi, successor in interest to Sanofi-Aventis.
1.79 “Significant Impact” means a decrease in AEVI’s and its Related Parties’ Net Sales of Licensed Products (***).
1.80 “Substantive Contact” means any contact to or from a Regulatory Authority that is not an Administrative Contact.
1.81 “Sublicensing Royalties” means royalties and sales milestones received by KKC from its licensees or sublicensees on Net Sales by such licensees or sublicensees of Licensed Products worldwide.
1.82 “Territory” means worldwide.
1.83 “Third Party” means any person or entity other than a Party or any of its Affiliates.
1.84 “Third Party Technology” means any Patent Rights, Know-How, inventions, or other intellectual property owned, in whole or in part, by or licensed to a Third Party.
1.85 “Third Party Technology Costs” means, with respect to a Profit-Share Product, royalties, license fees or other payments, as applicable, that are made to any Third Party for the use of any Third Party Technology and are reasonably allocable to and reasonably necessary or useful for, the Development, Manufacturing or Commercialization of such Licensed Product in the Field in the Territory. For the avoidance of doubt:
(a) the amounts payable to the KKC Licensors under the KKC In-Licenses are Third Party Technology Costs, provided however that:
(i) with respect to payments paid by KKC to LJI (***), only payments stipulated in paragraphs (1) and (3) of Section 12 of such addendum will be included in the Third Party Technology Costs and all other costs such as milestone payments will be solely borne by KKC and not included in Third Party Technology Costs;
(ii) with respect to payments paid by KKC to Lonza (***), only payments stipulated in Section 5.2 of such agreement will be included in the Third Party Technology Costs and all other costs except for annual maintenance fee which is stipulated in Section 8.6.4(b) in this Agreement, will be solely borne by KKC and not included in Third Party Technology Costs;
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(iii) with respect to payments paid by KKC to BMS (***), only payments stipulated in Section 10.6.1(a)(i) of such agreement will be included in the Third Party Technology Costs and all other costs will be solely borne by KKC and not included in Third Party Technology Costs;
(b) the amounts payable by AEVI as royalties under the AEVI Lonza License Agreement shall be treated as Third Party Technology Costs; and
(c) the amounts payable for obtaining rights to Third Party Technology for the Territory under Section 9.5 are Third Party Technology Costs.
1.86 Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“AEVI”	Preamble
“AEVI Indemnitees”	12.10.2
“Agreement”	Preamble
“Audited Party”	8.6.6
“BARDA Contract”	7.7
“BPCIA”	9.6.2
“Challenge”	11.2.3
“Clinical Development and Option Agreement”	Introduction
“Commercialization Plan”	5.2
“Co-Chairperson”	3.1.1(b)
“Controlling Party”	9.3.3
“Cooperating Party”	9.3.3
“Defending Party”	9.4.2(a)
“Defensive Actions”	9.3.2
“Disclosing Party”	10.1.1
“Effective Date”	2.1
“Enforcement Expense”	9.3.3
“EU5 Countries”	6.2
“GAAP”	1.1
“ICC”	13.2.2(a)
“Indemnitee”	12.10.3
“Infringement Claim”	9.4.1
“Inspecting Party”	5.3.3
“IP”	11.7
“Joint Patent”	9.2.2
“Joint Steering Committee” or “JSC”	3.1.1
“KKC”	Preamble
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“KKC Indemnitees”	12.10.1
“KKC Managed Patent Rights”	9.2.1
“Losses”	12.10.1
“Party” or “Parties”	Preamble
“Phase 3 Clinical Trial”	4.2.4
“Phase 4 Clinical Trial”	1.31
“Phase 5 Clinical Trial”	1.23
“Plan A Election”	Introduction
“Plan B Election”	Introduction
“Plan C Election”	Introduction
“Prosecuting Party”	9.2.2
“Publications”	10.2.2
“Receiving Party”	10.1.1
“Recoveries”	9.3.3
“Reference Product Sponsor”	9.6.2
“Requesting Party”	8.6.6
“Section 351(k) Applicant”	9.6.1
“SPC”	9.8
“Supply Agreement”	5.3.2
“Term”	11.1
“Third Party Claim”	12.10.1

Article 2.
EFFECTIVENESS OF THIS AGREEMENT

2.1 Effectiveness of this Agreement upon the Plan C Election. This Agreement is not and will not become effective except as set forth in this Section 2.1. As of the date on which AEVI provides notice to KKC that AEVI has exercised the Plan C Option in accordance with Section 4.2.2 of the Clinical Development and Option Agreement, this Agreement shall automatically become effective. Such date is referred to in this Agreement as the “Effective Date.”
2.2 Non-Effectiveness of this Agreement. Upon the earliest to occur of (a) the termination of the Clinical Development and Option Agreement pursuant to any of Section 7.2, 7.3, 7.4 or 7.5 thereof, or (b) the expiration of the Clinical Development and Option Agreement pursuant to Section 7.1(i)(a) or 7.1(ii)(a) thereof, this Agreement will not become effective and be rendered null and void. For the avoidance of doubt, upon this Agreement becoming effective, this Agreement shall survive the expiration or termination of the Clinical Development and Option Agreement for any reason.
Article 3.
GOVERNANCE

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3.1 Joint Steering Committee.
3.1.1 Establishment of JSC. As soon as practicable and no later than (***) after the Effective Date, the Parties will establish a committee to facilitate the Development and Commercialization of Licensed Products under this Agreement (the “Joint Steering Committee” or “JSC”) as follows:
(a) Composition of the Joint Steering Committee. The JSC will be comprised of two (2) representatives designated by each of the Parties. Each representative will be an individual with significant experience or expertise in biopharmaceutical drug development. Each Party will appoint its respective initial representatives to the JSC within (***) after the Effective Date, and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Additional representatives or consultants may from time to time be invited to attend JSC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.
(b) Chairperson. Each Party will designate one (1) of its representatives to be a co-chairperson (“Co-Chairperson”). Each Co-Chairperson or its designee will conduct the following activities of the Joint Steering Committee cooperatively: (i) scheduling meetings at least once per Contract Year, but more frequently if the JSC determines it necessary; (ii) setting agendas for meetings with solicited input from representatives of each Party; (iii) preparing and confirming minutes of the meetings, which will provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations made by the JSC, and delivering minutes to each Party’s senior management for review and final approval; and (iv) conducting effective meetings, including ensuring that objectives for each meeting are set and achieved.
(c) Meetings. The JSC will meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Contract Year. The JSC may meet by means of teleconference, videoconference or other similar communications equipment.
(d) Role. The JSC is a consultative body and may discuss any matter that a Party’s Co-Chairperson includes in the agenda for the meeting including:
(i) sharing information and discussing all Development Plans and amendments and updates thereto including Development of indications beyond the initial indication;
(ii) sharing information, discussing, and coordinating global regulatory strategy, global clinical development strategy, and global clinical supply strategy;
(iii) sharing information and discussing Commercialization of the Licensed Products, including strategic objectives and plans (including pricing and reimbursements), the
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Commercialization Plans and budgets and material amendments or updates thereto submitted to KKC by AEVI and Commercialization issues; and
(iv) discussing disputes between the Parties and discussing potential resolutions thereto.
3.1.2 Decision-Making. The JSC is a consultative body only and has no decision making power. For the avoidance of doubt, AEVI has sole decision-making power to with respect to Development, Manufacturing and Commercialization of the Licensed Product in the Field in the Territory.
Article 4.
DEVELOPMENT

4.1 Overview. AEVI will be responsible for all Development of the Licensed Product in the Field in the Territory. AEVI will bear all costs and expenses incurred in connection with the Development of Licensed Product in the Field in the Territory, including any and all regulatory activities, and, for clarity, none of such costs will be included in Allowable Expenses.
4.2 Development Plans.
4.2.1 Development Plans. AEVI will provide KKC with a copy of the initial Development Plan within (***) after AEVI receives written approval of such plan from BARDA.
4.2.2 Additional Indications. At any time, AEVI may Develop in the Territory Licensed Products for additional indications in the Field (i.e., in addition to the first indication).
4.2.3 Updates. No later than (***) prior to the beginning of the next Contract Year, AEVI will update each Development Plan and submit such updated Development Plans to KKC for informational purposes. Each Development Plan will contain the specific Development objectives to be achieved by AEVI during the then-current Contract Year and the annual budget for such Contract Year and the timeline for performing such Development activities. AEVI will use its Commercially Reasonable Efforts to perform the activities set forth in each Development Plan.
4.2.4 Development Event Notices. AEVI will inform KKC of the occurrence of each of the following events in writing within (***) after such occurrence: (a) commencement of the first Phase 3 Clinical Trial for any Licensed Product in the Territory; and (b) receipt of the first Regulatory Approval for any Licensed Product in the Territory. In this Agreement, “Phase 3 Clinical Trial” means a registration or pivotal clinical trial performed in accordance with applicable laws and conducted in subjects with a particular disease or condition which is designed to establish the efficacy and safety of a Licensed Product given its intended use and to define warnings, precautions and adverse events that are associated with such Licensed Product in the dosage range intended to be prescribed.
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4.3 Development Responsibilities for Licensed Products. AEVI will be responsible for Development activities for Licensed Product for the Field for Territory as follows:
4.3.1 Regulatory Matters.
(a) Strategy. AEVI will develop a regulatory strategy for the Field for the Territory, that is consistent with the terms of this Agreement. Pursuant to and in accordance with such regulatory strategy, AEVI will use Commercially Reasonable Efforts to prepare Regulatory Approval Applications or other submissions to Regulatory Authorities that are suitable in content and format for use in the Territory (e.g., use of ICH eCTD format).
(b) Communications with Regulatory Authorities. AEVI will be responsible for all communications with Regulatory Authorities concerning the Licensed Product in the Field in the Territory. AEVI will disclose to KKC any and all material correspondence between AEVI and any Regulatory Authority in the Territory and minutes concerning the Development of the Licensed Product in the Field in the Territory received from any Regulatory Authority within (***) after receipt or transmission thereof. AEVI will keep KKC informed of any planned or actual material communications with any Regulatory Authority regarding Development of the Licensed Product in the Field in the Territory.
(c) Regulatory Approvals.
(i) AEVI will be responsible for preparing and filing Regulatory Approval Applications for the Licensed Products in the Field for the Territory. Such Regulatory Approval Applications and any resulting Regulatory Approvals of the Licensed Products in the Field in the Territory will be made and issued in the name of AEVI or its Related Parties.
(ii) AEVI grants KKC a right of reference to Regulatory Approval Applications filed by AEVI in the Territory for purposes of KKC obtaining Regulatory Approval outside the Field in the Territory and will provide the FDA with any required document to effect such right of reference. In addition, AEVI will provide KKC manufacturing information for the CMC section of KKC’s Regulatory Approval Applications for the Licensed Product.
(d) Assistance. Each Party will cooperate with the other Party to provide all reasonable assistance and take all actions reasonably requested by the other Party that are necessary or desirable to enable the other Party to comply with any Applicable Law, including, but not limited to, reporting adverse drug experiences (and serious adverse drug experiences) to the applicable Regulatory Authorities.
4.3.2 Clinical Development. AEVI will develop a clinical development strategy for the Field in the Territory. Each Development Plan will be consistent with such clinical development strategy. AEVI will conduct clinical Development for Licensed Product in the Field in the Territory as necessary for preparing and submitting Regulatory Approval Applications in Field in the Territory.
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4.3.3 CMC. AEVI will be solely responsible for all chemistry, manufacturing and control activities for the Licensed Product to support Regulatory Approval in the Field in the Territory, which, for clarity includes all CMC activities up to and including manufacturing process development, commercial scale-up and validation. AEVI will bear all costs and expenses incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development in the Field in the Territory (including failed batches and any batches, or parts thereof, that are Manufactured after the Effective Date, in anticipation of clinical studies but which are not actually used), and disposal of clinical samples, and, for clarity, none of such costs will be included in Allowable Expenses.
4.3.4 Preclinical Development. If deemed necessary by AEVI, AEVI will develop a preclinical strategy for the Field in the Territory.
4.4 Drug Safety.
4.4.1 Responsibility Before First Commercial Sale. Prior to the First Commercial Sale of a Licensed Product anywhere in the world, whether inside or outside the Field, AEVI will hold and manage a safety database and will lead safety monitoring and reporting in the Field in the Territory, and when KKC conducts any clinical trials for the Licensed Product, KKC will hold and manage a safety database during clinical development and will lead safety monitoring and reporting outside the Field in the Territory. Each Party will allow the other Party and its Affiliates and sublicensees or Third Parties acting on their respective behalf, to:
(a) review all serious adverse events within time frames that comply with 21 CFR 312.32;
(b) review IND safety reports, investigator brochure amendments, patient consent forms and clinical protocols;
(c) review monthly line listings;
(d) read and write to each Party’s database;
(e) participate in signaling discussions; and
(f) review all periodic reporting required by Regulatory Authorities (e.g., IND Annual Reports, EU Annual Safety Reports, etc.).
The Parties agree to jointly develop and enter into a global safety data exchange and pharmacovigilance agreement to facilitate this exchange of information no later than (***) prior to the date of initiation of the first clinical study sponsored by KKC if and when KKC decides to Develop the Licensed Product outside the Field. In such case, AEVI will be responsible for holding and maintaining the global database for the Licensed Product.
4.4.2 After First Commercial Sale. In case the Parties have not entered in to a global safety data exchange and pharmacovigilance agreement according to Section 4.4.1, when KKC decides to Commercialize the Licensed Product outside the Field, no later than (***) prior
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to the date of initiation of the first clinical study of the Licensed Product sponsored by KKC, if any, or the anticipated First Commercial Sale of a Licensed Product by KKC, AEVI and KKC will jointly develop and enter into a global safety data exchange and pharmacovigilance agreement. In such case, AEVI will be responsible for holding and maintaining the global database for the Licensed Product.
4.5 Records. AEVI will maintain scientific records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which will fully and properly reflect all work done and results achieved in the performance of Development under this Agreement by such Party. KKC will have the right, during normal business hours and upon reasonable notice, to inspect and copy (or request the AEVI to copy) all records of AEVI maintained in connection with the work done and results achieved in the performance of Development under this Agreement. All such records and the information disclosed therein will be maintained in confidence by the recipient in accordance with Article 10.
4.6 Know-How Transfer. In order to facilitate Development of Licensed Products, from time to time during the Term, each Party will disclose or transfer to the other Party any applicable KKC Know-How or AEVI Know-How, as the case may be, existing as of the Effective Date or developed after the Effective Date that is reasonably necessary or useful for the Development or Manufacture of the Licensed Products. Except as otherwise provided under this Agreement or explicitly authorized in writing by a Party, all Know-How delivered by such Party to the other Party will remain the sole property of such Party.
Article 5.
COMMERCIALIZATION

5.1 Commercialization. AEVI will be solely responsible for all Commercialization activities relating to the Licensed Products in the Field in the Territory, and as between AEVI and KKC, AEVI will record all revenues in connection with the Commercialization of Licensed Products in Field in the Territory. KKC will be solely responsible for all Commercialization activities relating the License Products outside the Field, and as between AEVI and KKC, KKC will record all revenues in connection with the Commercialization of Licensed Products outside the Field.
5.2 Commercialization Plans and Budgets. Within (***) after finalization thereof, AEVI will submit a commercialization plan (“Commercialization Plan”) to KKC for information only. After the launch of such Licensed Product, no later than (***) prior to the beginning of the next Contract Year, AEVI will update the Commercialization Plan for the Field in the Territory for such Licensed Product and submit such updates to KKC for information only. KKC may provide input on Commercialization strategies for the Field in the Territory. AEVI will give reasonable consideration to KKC’s input, but KKC acknowledges that AEVI has the final decision-making authority over Commercialization activities in Field in the Territory.
5.3 Manufacturing and Supply.
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5.3.1 Responsibility. AEVI will develop a manufacturing and supply strategy for the Field in the Territory. Pursuant to this strategy, AEVI will be solely responsible for operational management of Manufacturing and supplying any Licensed Product for Commercialization in the Field in the Territory.
5.3.2 Supply by AEVI. AEVI will Manufacture and supply all of KKC’s requirements of Licensed Product for Commercialization and/or Development outside the Field in the Territory. AEVI will supply KKC with unlabeled vialed Licensed Product for clinical trials conducted outside of the Field in the Territory and unlabeled vialed Licensed Product for Commercialization outside the Field in the Territory, in each case (***). AEVI will ship all Licensed Product FCA (INCOTERMS 2020) AEVI’s point of destination. The Parties will use Commercially Reasonable Efforts to complete within (***) after the Effective Date a supply agreement governing the terms of such supply by AEVI to KKC containing reasonable and customary terms contained herein and those additional terms typically associated with supply of pharmaceutical products (the “Supply Agreement”).
5.3.3 Inspection Rights. Not more than once per year, if KKC (the “Inspecting Party”) has any reasonable concerns regarding AEVI’s or its Related Parties’ Manufacturing of any Licensed Products or any other reasonable necessities for inspection or audit, the Inspecting Party will have the right, at the Inspecting Party’s expense and on not less than (***) prior notice, to inspect the facilities where the other Party or its Related Parties Manufacture, or have Manufactured, any Licensed Products and to audit the procedures of such other Party or its Related Parties for the Manufacturing of Licensed Products for purposes of quality control.
5.4 Medical Affairs Activities. AEVI will be solely responsible for Medical Affairs Activities with the Licensed Products in the Field in the Territory. KKC will be solely responsible for Medical Affairs Activities with the Licensed Products outside the Field in the Territory. The applicable Party that is responsible for Medical Affairs Activities will have the exclusive right to respond to all questions or requests for information about the Licensed Products made by any medical professionals or any other Person in its respective territory and field that are beyond the scope of the Product Labels and Inserts.
5.5 Cross Territory Sales.
5.5.1 KKC Restrictions. KKC will not Commercialize or authorize the Commercialization of any Licensed Product in the Field in the Territory. KKC will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Products in the Field in the Territory; provided that KKC may ship, consign, or otherwise transfer any Licensed Product inside Territory for purposes of Manufacturing the Licensed Products for Development and Commercialization of the Licensed Products outside the Field in the Territory. Without limiting the generality of the foregoing, KKC will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product in the Field in the Territory. KKC will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of KKC’s contracts with any of the foregoing.
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5.5.2 AEVI Restrictions. AEVI will not Commercialize or authorize the Commercialization of any Licensed Product outside the Field in the Territory. AEVI will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Product outside the Field in the Territory. Without limiting the generality of the foregoing, AEVI will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product outside the Field in the Territory. AEVI will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of AEVI’s contracts with any of the foregoing.
Article 6.
DILIGENCE

6.1 Diligence in Development. AEVI will use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in the Territory and to obtain Regulatory Approvals for a Licensed Product in the Field in France, Germany, Italy, Spain, Japan, the United Kingdom and the United States.
6.2 Diligence in Commercialization. AEVI will use Commercially Reasonable Efforts to Commercialize each Licensed Product in each country for which it receives Regulatory Approval, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities in each such country. Both Parties acknowledge and agree that there may be cases that AEVI may use Commercially Reasonable Efforts and choose not to Commercialize the Licensed Product in a given country due to reimbursement pricing or for some other reasons, and in such cases AEVI will not be liable for a breach of the diligence obligation set forth in this Section 6.2 in respect of such country.
6.3 Reports. On a semiannual basis but not later than June 30 and December 31 of each Contract Year, AEVI will provide to KKC a written report summarizing its (a) Development (including the status of any Regulatory Approval process) activities in the Field in the Territory and (b) Commercialization activities with respect to the Licensed Products in the Field in the Territory on a Licensed Product-by-Licensed Product and country-by-country basis during the just-ended semiannual period.
Article 7.
LICENSES

7.1 License Grants to AEVI. Subject to the terms and conditions of this Agreement, KKC grants to AEVI, under the KKC Technology, an exclusive, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses solely as provided in Section 7.4, to:
7.1.1 Develop Licensed Products in the Field in the Territory;
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7.1.2 Manufacture or have Manufactured (subject to Section 7.4.4) Licensed Products; and
7.1.3 use, offer for sale, sell, have sold and otherwise Commercialize Licensed Products in the Field in the Territory; in each of clause (i), (ii), and (iii) in accordance with this Agreement.
7.2 License Grants to KKC. Subject to the terms and conditions of this Agreement, AEVI grants KKC, under the AEVI Technology, a non-exclusive license, royalty-bearing license, with the right to sublicense solely as provided in Section 7.4, to:
7.2.1  Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized Licensed Products outside the Field in the Territory; and
7.2.2 Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized any diagnostic product that is reasonably necessary or useful in connection with the Manufacture, use, offer for sale, and/or sale of the Licensed Product outside the Field in the Territory.
7.3 Rights of Reference. Each Party hereby grants to the other Party the right to reference any and all Regulatory Approval Applications and Regulatory Approvals filed or obtained by the other Party in respect of a Licensed Product solely for use in connection with exercising such Party's rights under Section 7.1 or 7.2, as applicable.
7.4 Sublicenses.
7.4.1 Right to Sublicense. AEVI may not sublicense the rights granted to it under Section 7.1 to its Related Parties or Third Parties without the prior written consent of KKC, which consent will not be unreasonably withheld, conditioned or delayed. KKC may not sublicense the rights granted to it under Section 7.2 to its Related Parties or Third Parties without the prior written consent of AEVI, which consent will not be unreasonably withheld, conditioned or delayed. The sublicensing Party will remain responsible for the performance of its sublicensees under this Agreement, including for all payments due hereunder. The sublicensing Party will provide the other Party with notice of each sublicense granting rights to Commercialize Licensed Products promptly after execution of such sublicense. In addition, each Party will provide a copy of any such sublicense to the other Party after execution of such sublicense. All such notices of sublicenses provided by the sublicensing Party under this Section 7.4.1 will be deemed to be Confidential Information of the sublicensing Party subject to the provisions of Article 10 whether or not so marked. AEVI acknowledges and agrees that sublicensing of Manufacturing rights to, or subcontracting Manufacturing activities with respect to, the Licensed Product, and the right for using any Patent Rights, Know-How, inventions, or other intellectual property owned or controlled by Sanofi or Lonza and licensed to KKC may be subject to Sanofi’s or Lonza’s written consent, respectively. (***) for nominal consideration to the extent reasonably necessary or useful for the Manufacture of Licensed Products (***).
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7.4.2 Terms. Each sublicense granted by a Party pursuant to Section 7.4.1 will be subject and subordinate to the terms and conditions of this Agreement and will contain terms and conditions consistent with those in this Agreement. Agreements with any sublicensee that include the right to Commercialize any Licensed Product(s) will contain the following provisions: (a) the requirement set forth in Section 8.6.4(b); and (b) a requirement that such sublicensee comply with the confidentiality and non-use provisions of Article 10 with respect to both Parties’ Confidential Information.
7.4.3 Effect of Termination on Sublicenses. If this Agreement terminates for any reason, each Party agrees to use Commercially Reasonable Efforts to enter into direct licenses with the other Party’s sublicensees; provided that the sublicensee is not in breach of its sublicense agreement and such sublicensee agrees to comply with all of the terms of this Agreement to the extent applicable from the rights originally sublicensed to it by the sublicensing Party.
7.4.4 Subcontracting. The Parties will be entitled to utilize the services of Third Parties, including Third Party contract research organizations and service providers to perform their respective Development activities; provided that each Party will remain at all times fully liable for its respective responsibilities under each Development Plan and this Agreement. Any agreement with a Third Party to perform a Party’s responsibilities under this Agreement will include confidentiality and non-use provisions which are no less stringent than those set forth in Article 10 and intellectual property provisions that will allow such Party to comply with Article 9. Notwithstanding the foregoing, AEVI will not have the right to have the Licensed Product Manufactured by any Third Party without the prior written consent of KKC, which consent will not be unreasonably withheld, conditioned or delayed.
7.5 KKC In-Licenses. All licenses and other rights granted to AEVI by KKC under this Article 7 are subject to the rights and obligations of KKC under the KKC In-Licenses. For the avoidance of doubt, if KKC Controls only a non-exclusive license under a KKC In-License, KKC’s grant of exclusive license rights pursuant to Section 7.1 means that KKC and its Affiliates will not exercise and will not sublicense such rights with respect to Licensed Products in the Field in the Territory. AEVI and its Related Parties, and the applicable rights and licenses granted to AEVI hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the KKC Patent Rights solely owned by LJI. AEVI agrees to be bound by the pertinent sections of Section 1 of, and Sections 2.2, 2.3, 2.4, 2.5, 3.1, 5.3, 7.3, 7.4, 7.6, 7.9, 8.4, 8.5, 8.6, 10.4, 10.5, 10.6, 11.1, 12.6, 12.7 and 12.10 of, the LJI Agreement to the same extent that KKC is bound thereby.
7.6 No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest or other right in any intellectual property rights of the other Party, including items Controlled or developed by the other Party, or provided by the other Party to such Party at any time pursuant to this Agreement. Unless expressly provided otherwise in this Agreement, KKC will retain all
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rights (including but not limited to Development and Commercialization rights) to the Licensed Products outside the Field in the Territory.
7.7 Obligation under the BARDA Contract. AEVI shall be responsible for all requirements and obligations under the contract between AEVI and BARDA (the “BARDA Contract”). KKC has no obligation for any research, Development, Manufacturing and/or Commercialization of Licensed Product under the BARDA Contract.
Article 8.
FINANCIAL PROVISIONS

8.1 Initial License Fee. Within (***) after the Effective Date, AEVI will pay to KKC an initial license fee of (***).
8.2 Development Costs.
(a) The responsibility for payment of the Development Costs incurred during the Term will be borne solely by AEVI, and, for clarity, none of such costs will be included in Allowable Expenses.
(b) Development Costs will not include any Manufacturing-related development costs, including but not limited to the process and analytical method developments, the comparability studies, stability program, process characterization and validation, method qualifications and validations, or the cost incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development in the Territory, which costs will be borne solely by AEVI pursuant to Section 4.3.2, and, for clarity, none of such costs will be included in Allowable Expenses. All payments made by a Party to a Third Party in connection with the performance of its activities under the applicable Development Plan will be charged as Development Costs at such Party’s actual Out-of-Pocket Costs.
8.3 Milestones.
8.3.1 Milestone Payments. AEVI will pay to KKC the amounts set forth below no later than (***) after the earliest date on which AEVI or any of its Related Parties receives written notification that the corresponding milestone event has first been achieved with respect to a Licensed Product:

Milestone Event	Payment
(***) for a Licensed Product by AEVI or its Related Party	(***$***)
(***) for a Licensed Product by AEVI or its Related Party	(***$***)
(***) for a Licensed Product filed with FDA by AEVI or its Related Party	(***$***)
(***) for a Licensed Product filed with EMA by AEVI or its Related Party	(***$***)

8.3.2 One Time Milestone Payments. Once AEVI has made any particular milestone payment under Section 8.3.1, AEVI will not be obligated to make any payment under
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Section 8.3.1 with respect to the re-occurrence of the same milestone, whether or not such re-occurrence is with respect to a different or the same Licensed Product.
8.4 Sharing of Profit.
8.4.1 Allocation. Profit will be allocated (***) to AEVI and (***) to KKC.
8.4.2 Reconciliation. From and after the First Commercial Sale of a Licensed Product in the Field in the Territory, the Parties will conduct a quarterly reconciliation of Profit as follows:
(a) Within (***) after the end of each Contract Quarter, AEVI will submit to KKC a preliminary written report setting forth the following information, estimated where necessary, revenues and expenses included in Profit for Profit-Share Products for the first two (2) months of such Contract Quarter, including, as applicable:
(i) all sales in units and in Net Sales value of such Profit-Share Products in the Territory made by AEVI and its Related Parties during such two (2) month period, together with an accounting of the itemized deductions from gross invoice price to Net Sales;
(ii) all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such two (2) month period;
(iii) the relevant Allowable Expenses incurred by AEVI or its Affiliates with respect to such Profit-Share Products during such two (2) month period; and
(iv) good faith estimate of revenues and expenses included in Profit for Profit-Share Products for the last month of such Contract Quarter, for financial reporting purposes.
(b) Within (***) after the end of each Contract Quarter, AEVI will submit to KKC a final written report setting forth, as applicable:
(i) all sales in units and in Net Sales value of Profit-Share Products in the Territory made by AEVI and its Related Parties during such Contract Quarter, together with an accounting of the itemized deductions from gross invoice price to Net Sales;
(ii) all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such Contract Quarter; and
(iii) the relevant Allowable Expenses incurred by AEVI or its Affiliates with respect to Profit-Share Products during such Contract Quarter.
8.4.3 Tax Reporting. Together with the report submitted by AEVI pursuant to Section 8.4.2(b), AEVI will submit to KKC the calculation of Profit, the amount of any taxes required to be withheld and the calculation of the net amount owed by AEVI to KKC in order to ensure the sharing of Profit set forth in Section 8.4.1 and the proper allocation of withholding
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taxes pursuant to Section 8.6.1. The net amount payable with respect to Profit, after appropriate adjustment for any withholding taxes, will be paid by AEVI within (***) following receipt of invoice for such amount.
8.4.4 Supporting Documents. In addition to providing the information set forth in Section 8.4.2, AEVI will provide reasonable supporting documentation of Allowable Expenses included in the calculation of Profit.
8.5 KKC Royalties.
8.5.1 Royalty Percentages. During the Term, but subject to any applicable offsets contained herein, KKC will pay to AEVI royalties on Royalty-Bearing Sales or Sublicensing Royalties, as applicable, on a country-by-country basis, subject to any applicable offsets or reductions pursuant to Section 8.5.2, 8.5.3, and/or 8.5.4, at the rate of (a) (***) of Royalty-Bearing Sales by KKC and/or its Affiliates outside of the Field in the Territory and Sublicensing Royalties resulting from sales outside of the Field in the Territory. In the event that AEVI’s Net Sales of Licensed Products in a country in the Territory experience a Significant Impact as a result of KKC or any of its Related Parties commercializing Licensed Product in the Territory, the Parties will negotiate in good faith to increase the royalty rate under this Section 8.5.1 for such country to offset the Significant Impact, which royalty rate will not exceed (***) in any country. For the avoidance of doubt, if (a) either the Plan A License Agreement or the Plan B License Agreement become effective and (b) this Agreement (i.e. Plan C License Agreement as defined in the Clinical Development and Option Agreement) becomes effective, KKC will only pay royalties to AEVI under this Agreement and not under the other License Agreement.
8.5.2 Third Party License Offsets. If KKC enters into an agreement with a Third Party (other than a KKC Licensor) to obtain a license under Third Party Technology (including without limitation under Section 9.5) that KKC reasonably believes or expects to be necessary to Commercialize one or more Licensed Products outside of the Field, then KKC may offset (***) of the amount of commercially reasonable royalties or other payments payable by KKC to such Third Party with respect to a particular Licensed Product against amounts KKC is obligated to pay AEVI under Section 8.5.1 for Royalty-Bearing Sales by KKC and/or its Affiliates and Sublicensing Royalties, provided that in no event will any such reduce the payments otherwise due to AEVI pursuant to Section 8.5.1 in particular Contract Years below (***) of the royalties otherwise due to AEVI pursuant to Section 8.5.1; provided further that, if such (***) offset of such Third Party royalties or other payments exceeds the amount of payments withheld by KKC under this Section 8.5.2 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
8.5.3 Claimed Infringement of Third Party Rights Offsets. If costs and expenses and damages are incurred by the Parties in connection with the defense of an Infringement Claim outside the Field pursuant to Section 9.4, then KKC may offset (***) of such costs and expenses and damages with respect to a particular Licensed Product against amounts KKC is obligated to pay AEVI under Sections 8.5.1 and 8.5.2 on sales of such Licensed Product, provided that in no event will any such offset (a)  with respect to sales outside the Field, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1(b) in particular Contract Years below (***) of
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Royalty-Bearing Sales and Sublicensing Royalties outside the Field outside of the Territory, or (b) with respect to sales in the Territory, reduce the payments otherwise due to AEVI pursuant to Section 8.5.1 in particular Contract Years below (***) of the amounts otherwise due under Section 8.5.1; provided further that, if such (***) offset of such costs and expenses and damages incurred by the Parties exceeds the amount of payments withheld by KKC under this Section 8.5.3 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
8.5.4 Royalty Reduction for Biosimilars.
(a) If a Biosimilar version(s) of any Licensed Product is commercialized in any country in which there are Royalty-Bearing Sales, then the royalty rate payable to AEVI pursuant to Sections 8.5.1, 8.5.2 and 8.5.3 applicable for the sale of Licensed Products in such country will be reduced by (i) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is at least (***) in such country, (ii) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is at least (***) in such country, (iii) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is at least (***) in such country, (iv) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is at least (***) in such country; and (v) (***) applicable for the first Contract Quarter during which the market share of such Biosimilars is at least (***) in such country. For clarity, the reduction in royalty rates permitted pursuant to this Section 8.5.4 will be taken after any reduction taken pursuant to Section 8.5.2 and Section 8.5.3. For the avoidance of doubt, the minimum royalty under Section 8.5.1 (on a country-by-country basis) will be no less than (***) of the royalty otherwise due under Section 8.5.1 prior to the adjustments permitted by this Section 8.5.4; provided that, if such reduction permitted under this Section 8.5.4 exceeds the amount of payments withheld by KKC under this Section 8.5.4 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.
(b) The Parties will utilize a mutually-agreed (such agreement not to be unreasonably withheld, delayed, or conditioned) measure of the market share of any relevant Biosimilars in each country where a Biosimilar version(s) of a Licensed Product is being commercialized and will adjust the royalty rate payable to AEVI for the sale of Licensed Products in such country every six (6) months, to the extent permitted pursuant to Section 8.5.4(a). If the royalty rate payable to AEVI for the sale of Licensed Products has been adjusted pursuant to Section 8.5.4(a), then such royalty rates in such country may not thereafter be adjusted upwards.
8.5.5 Reports and Royalty Payments. Within (***) after the end of each Contract Quarter during the Term, KKC will deliver to AEVI a report setting forth for the previous Contract Quarter the following information on a Licensed Product-by-Licensed Product and country-by-country basis: (a) the gross sales and Royalty-Bearing Sales of each Licensed Product, (b) the number of units sold by KKC or its Affiliate, (c) the Sublicensing Royalty received by KKC, (d) the basis for any adjustments to the royalty payable for the sale of each Licensed Product, (e) the royalty due hereunder for the sales of each Licensed Product, and (f)
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the applicable exchange rate as determined pursuant to Section 8.6.2. The total royalty due for the sale of Licensed Products during such Contract Quarter will be remitted at the time such report is made but no later than (***) after the end of each Contract Quarter during the Term. Along with such reports, KKC will also provide the Sales Tracking Methodologies used to determine Royalty-Bearing Sales outside the Field in the Territory.
8.6 Payment Provisions Generally.
8.6.1 Taxes and Withholding. If Applicable Laws require withholding of income taxes or other taxes imposed upon payments set forth in Article 8, the paying Party will make such withholding payments as required and subtract such withholding payments from the payments set forth in Article 8. The paying Party will submit appropriate proof of payment of the withholding taxes to the payee Party within a reasonable period of time. At the request of the payee Party, the paying Party will, at the payee Party’s cost, give the payee Party such reasonable assistance, which will include the provision of appropriate certificates of such deductions made together with other supporting documentation as may be required by the relevant tax authority, to enable the payee Party to claim exemption from such withholding or other tax imposed or obtain a repayment thereof or reduction thereof and will upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of tax.
8.6.2 Payment and Currency Exchange. All amounts payable and calculations hereunder will be in United States dollars and will be paid by bank wire transfer in immediately available funds to such bank account as may be designated in writing by the payee Party from time to time. Whenever for the purposes of calculating the Profit or royalties payable under Section 8.4 or 8.5, conversion from any foreign currency will be required, all amounts will first be calculated in the currency in which the activity was paid or sale was recorded and then converted into United States dollars by applying the rate of exchange quoted in the New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter.
8.6.3 Overdue Payments. If any payment due under this Agreement (other than payments that are the subject of a good faith dispute between the Parties) is overdue by more than thirty (30) days, the paying Party will pay interest to the payee Party at a rate per annum equal to the lesser of the prime rate of interest, as reported by New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter, or the highest rate permitted by applicable law, calculated on the number of days such payments are paid after the date such payments are due.
8.6.4 Financial Matters Relating to Existing In-Licenses.
(a) All amounts payable in respect of Profit-Share Products under the KKC In-Licenses will be paid directly by KKC or its Related Parties to the KKC Licensor, AEVI will reimburse KKC such amounts as defined in Section 1.85(a), and any such amounts reimbursed by AEVI will be treated as Allowable Expenses.
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(b) (***), for the supply of the Licensed Product, and the entry into such contract triggers any payment obligation by KKC to Lonza, then AEVI will reimburse KKC any and all such payments that KKC makes to Lonza, provided that any such reimbursement obligations of AEVI will not exceed (***). Such payment to Lonza will be first payable within (***) of signature of a manufacturing agreement with such Third Party or grant of sublicense to such contract manufacturer and will continue for the duration of such manufacture by such Third Party or sublicense. No payment made by AEVI under this Section 8.6.4(b) will be included in Allowable Expenses.
(c) Notwithstanding anything to the contrary in Section 8.6.4(b), if AEVI has entered into the AEVI Lonza License Agreement prior to the Effective Date, AEVI may deduct (***) of the upfront payments (but not annual fees) and milestone payments made by AEVI to Lonza pursuant to such agreement from the initial license fee and milestone payments payable to KKC by AEVI under Sections 8.1 and 8.3, (***).
(d) If AEVI has entered into the AEVI Lonza License Agreement prior to the Effective Date and AEVI has an obligation to pay an annual fee to Lonza pursuant to such agreement for conducting the process development or Manufacture of the Licensed Product using a contract manufacturer that is not Lonza, as between the Parties, AEVI will (***). For clarity, no portion of (***) will be subject to the deduction set forth in Section 8.6.4(c) or will be included in Allowable Expenses.
8.6.5 Record-Keeping. Each Party will keep, and will cause their respective Related Parties to keep, books and accounts of record in connection this Agreement in sufficient detail to permit accurate determination of all figures necessary for any and all financial calculations required by this Agreement, including without limitation all elements of Allowable Expense, Developments Costs, Net Sales, Royalty-Bearing Sales, and Profit. Each Party will maintain, and will cause their respective Related Parties to maintain, such records for a period of at least five (5) years after the end of the Contract Year in which they were generated.
8.6.6 Audits. Upon thirty (30) days’ prior written notice from a Party (the “Requesting Party”), the Party receiving the written notice (the “Audited Party”) will permit an independent certified public accounting firm of nationally recognized standing selected by the Requesting Party and reasonably acceptable to the Audited Party, to examine, at the Requesting Party’s sole expense, the relevant books and records of the Audited Party and its Affiliates as may be reasonably necessary to verify the amounts reporting or payable by the Audited Party to the Requesting Party. An examination by a Requesting Party under this Section 8.6.6 will occur not more than once in any Contract Year and will be limited to the pertinent books and records for any Contract Year ended not more than five (5) years before the date of the request. The accounting firm will be provided access to such books and records at the Audited Party’s facility(ies) where such books and records are normally kept and such examination will be conducted during the Audited Party’s normal business hours. The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to the Audited Party’s facilities or records. Upon completion of the audit, the accounting firm will provide both the Audited Party and the Requesting Party a written report
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disclosing any discrepancies in the reports submitted by the Audited Party or, as applicable, the amounts payable under this Agreement, and in each case, the specific details concerning any discrepancies. No other information will be provided to the Requesting Party.
8.6.7 Underpayments/Overpayments. If such accounting firm concludes that additional amounts were due to the Requesting Party, the Audited Party will make such payments as is necessary for the Requesting Party to have been paid the correct amount due under this Agreement for the audited periods. If such underpayment exceeds five percent (5%) of the amounts that were to be paid, the Audited Party also will reimburse the Requesting Party for all Out-of-Pocket Costs incurred in conducting the audit. If such accounting firm correctly concludes that the Audited Party overpaid amounts due to the Requesting Party, the Requesting Party will refund such overpayments to the Audited Party within sixty (60) days of the date the Requesting Party receives such accountant’s report so correctly concluding.
8.6.8 Confidentiality. All financial information of a Party that is subject to review under this Section 8.6 will be deemed to be Confidential Information of such Audited Party subject to the provisions of Article 10, and the Requesting Party will not disclose such Confidential Information to any Third Party or use such Confidential Information for any purpose other than verifying payments to be made by the Audited Party to the Requesting Party hereunder.
8.7 Adjustment of FTE Rates. Effective upon each anniversary of the Effective Date, the FTE Rates will increase by the percentage increase, if any, in the Consumer Price Index published by the United States Bureau of Labor Statistics during the most recent preceding one (1) year period for which final data is available, and such increase will be effective for the then-current and all subsequent FTE Costs hereunder unless and until further modified under this Section 8.7. In addition, within sixty (60) days after the third anniversary of the Effective Date and every three (3) years thereafter, each Party will have the right to require the other Party to conduct a salary survey in respect of FTEs and provide the result of such survey. In addition, a Party may conduct a salary survey at its own discretion in respect of FTEs and provide such survey to the other Party. Following receipt of such survey from each Party, the Parties may agree in writing to adjust one or more of the FTE Rates.
Article 9.
INTELLECTUAL PROPERTY

9.1 Ownership of and Rights to Intellectual Property.
9.1.1 AEVI Technology. As between the Parties, AEVI is and will remain the sole owner of the AEVI Technology.
9.1.2 KKC Technology. As between the Parties, KKC is and will remain the sole owner of the KKC Technology. AEVI acknowledges that certain of the KKC Patent Rights have been licensed to KKC from the KKC Licensors pursuant to the KKC In-Licenses.
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9.1.3 Joint Inventions. The Parties will jointly own all Joint Inventions, and each will have an undivided interest in the Joint Inventions subject to the licenses granted under this Agreement.
9.1.4 Inventorship. For purposes of determining whether an invention is solely invented by AEVI or solely invented by KKC, or a Joint Invention, questions of inventorship will be resolved in accordance with United States patent laws.
9.2 Filing, Prosecution and Maintenance of Patent Rights.
9.2.1 KKC Patent Rights. This Section 9.2 will not apply to the KKC Patent Rights over which KKC has no right to control the filing, prosecution or maintenance thereof, and, for purposes of this Section 9.2, the KKC Patent Rights over which KKC has the right to control the filing, prosecution and maintenance thereof, including those described in clauses (a) and (c) of Section 1.52, but excluding those described in clause (b) of Section 1.52, are referred to as the “KKC Managed Patent Rights.”
(a) As between KKC and AEVI, KKC, through counsel of its choosing, will control (but not be obligated to control) the prosecution (including any interferences, reissue proceedings and re-examinations) and maintenance of the KKC Patent Rights in the Territory. AEVI will provide all reasonable assistance required to prosecute the KKC Patent Rights in the Territory. AEVI will have the right to review and comment upon any substantive communications received from the applicable patent offices with respect to the KKC Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. KKC will consider all comments received from AEVI with respect to the KKC Managed Patent Rights and will comply with all reasonable requests. In addition, AEVI will have the right to review and comment upon any substantive communications that KKC plans to make to an applicable patent office in the Territory with respect to the KKC Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension. KKC will provide AEVI with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. KKC will consider all comments received from AEVI and will comply with all reasonable requests. In addition to the above, KKC will keep AEVI reasonably informed with respect to all such prosecution and maintenance activities to which KKC has access, including written communications with patent office officials, and consult with AEVI regarding such matters, including the planned abandonment of claims thereof.
(b) If KKC determines in its sole discretion to abandon or not maintain any KKC Managed Patent Rights, in one or more country(ies) or in the entire Territory, then KKC will provide AEVI with at least sixty (60) days prior written notice of such determination to abandon or cease maintenance (or such other longer period of time reasonably necessary to allow AEVI to assume such responsibilities). If KKC provides such a notification, then AEVI will have the right (but not the obligation), to control the prosecution and maintenance of any such KKC Managed
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Patent Rights in its sole discretion and at AEVI’s sole cost and expense by providing KKC with notice thereof within such sixty (60) day period. In the event that AEVI so elects to control the prosecution and maintenance of any KKC Managed Patent Rights, then in the concerned country(ies) or in the entire Territory, as applicable, KKC will provide all reasonable assistance required to prosecute such KKC Managed Patent Rights in the concerned country(ies) or in the entire Territory, at AEVI’s sole cost and expense, including allowing AEVI to exercise all rights of KKC under the KKC In-License with LJI relevant to prosecution and maintenance of the KKC Managed Patent Rights. KKC will have the right to review and comment upon any substantive communications and filings made by AEVI with respect to the prosecution of such KKC Managed Patent Rights before they are sent to any patent offices in the entire Territory. AEVI will provide KKC with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. With respect to all such prosecution and maintenance AEVI will keep KKC reasonably informed with respect to such activities (including by providing KKC with access to all filings and correspondence with and from any patent offices or officials upon request by KKC), and consult with KKC regarding such matters, including the abandonment of claims thereof
(c) Notwithstanding anything to the contrary in this Agreement (including Section 9.3.1(a)), the following terms and conditions will apply with respect to the KKC Patent Rights: (i) with respect to those KKC Patent Rights solely owned by LJI, LJI and KKC will have the joint right to control the filing, prosecution and maintenance of such KKC Patent Rights, including the extension of the patent term(s) of such KKC Patent Rights, and if both LJI and KKC determine in their sole discretion to abandon or not maintain such KKC Patent Rights, then AEVI will have the right, subject to Section 9.3.1(a) and the other applicable terms and conditions of this Agreement, to control the prosecution and maintenance of any such KKC Patent(s) and KKC will request LJI to provide all reasonable assistance required to prosecute and maintain such KKC Patent Rights; and (ii) with respect to those KKC Patent Rights jointly owned by LJI, on the one hand, and KKC and/or its Affiliates, on the other hand, in the event that both KKC and AEVI determine in their sole discretion to abandon or not maintain any such KKC Patent(s), then (A) LJI will have the right to control the filing, prosecution and maintenance (including, without limitation, the extension of the patent term(s)) of such KKC Patents, and (B) all rights and licenses granted to KKC under the LJI Agreement (and therefore the sublicense to AEVI under this Agreement) in and to such KKC Patent(s) will immediately terminate.
(d) Notwithstanding anything to the contrary in this Agreement, to the extent that KKC does not have the right to control or participate in the prosecution or maintenance of Patent Rights under a KKC In-License, no right to prosecute or maintain such Patent Rights are granted to AEVI by this Agreement.
(e) All information, if any, exchanged between the Parties or between KKC’s outside patent counsel and AEVI regarding preparation, filing, prosecution or maintenance of the KKC Patent Rights will be deemed Confidential Information of KKC. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution and maintenance of the KKC Patent Rights, the interests of the Parties as licensor and licensee are to obtain the
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strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the KKC Patent Rights including without limitation, privilege under the common interest doctrine and similar or related doctrines.
9.2.2 Joint Inventions. With respect to any potentially patentable Joint Invention, the Parties will meet and agree upon which Party will lead (in a joint effort with the other Party) the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of patent applications covering such Joint Invention (any such patent application and any patents issuing therefrom a “Joint Patent”) in any jurisdiction. Joint Patents are included within both the KKC Technology and AEVI Technology and within the licenses granted to each Party hereunder. The Party that leads prosecution of a patent application in the Joint Patents (the “Prosecuting Party”) will provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding the applicable Joint Patents in the particular jurisdictions, and such other Party will provide the Prosecuting Party reasonable assistance in such efforts, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. The Prosecuting Party will provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and will provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case: (i) the disclaiming Party will no longer be obligated to pay any costs for filing, prosecution or maintenance thereof; (ii) the disclaiming Party will, if requested in writing by the other Party, assign its ownership interest in such Joint Patent in such country or jurisdiction to the other Party for no additional consideration and (iii) if such assignment is effected, any such Joint Patent would thereafter be deemed a patent of AEVI in the case of assignment to AEVI, or a patent of KKC in the case of assignment to KKC.
9.2.3 New Inventions. AEVI will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all AEVI Inventions, and KKC will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all KKC Inventions. All the foregoing will be included in the license granted by each Party to the other Party in Article 7. Each Party will disclose any such inventions or improvements to the other Party within (***) of filing a patent application claiming the Invention.
9.2.4 Cooperation. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution as contemplated by this Agreement; (b) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights that are subject to this Agreement; and (c) to endeavor in good faith to coordinate
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its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications that are subject to this Agreement.
9.2.5 Patent Costs. KKC will bear all of the costs and expenses of filing, prosecuting and maintaining the KKC Patent Rights, and AEVI will bear all of the costs and expenses of filing, prosecuting and maintaining the AEVI Patent Rights. The costs and expenses of filing, prosecuting and maintaining the Joint Patents shall be borne solely by AEVI for costs and expenses incurred inside the Territory.
9.3 Enforcement of Patent Rights.
9.3.1 Notification. Each Party will promptly report in writing to the other Party during the Term any (a) known or suspected infringement by a Third Party of any KKC Patent Rights, AEVI Patent Rights or Patent Rights covering Joint Inventions or (b) unauthorized use or misappropriation by a Third Party of any Confidential Information, including KKC Know-How or AEVI Know-How, of which it becomes aware, and will provide the other Party with all available evidence supporting such infringement or unauthorized use or misappropriation.
9.3.2 Rights to Enforce. KKC will have the right, but not the obligation, to take any reasonable measures it deems appropriate to: (a) stop infringing activities described in Section 9.3.1 in respect of the KKC Technology in the Territory including initiating or prosecuting an infringement or other appropriate suit or action against the alleged infringer, but not granting adequate rights and licenses necessary for continuing such activities by the alleged infringer or (b) defend the KKC Technology in the Territory against any declaratory judgment, opposition, patentability or invalidity actions (“Defensive Actions”). KKC may request that AEVI grant such adequate rights and licenses; provided that AEVI will have no obligation to grant any such rights or licenses; and provided further that upon making such request, AEVI will have the right to participate in all negotiations with the alleged infringer concerning such adequate rights and licenses. Before KKC takes any action to stop the infringing activity against an alleged infringer of the KKC Technology in the Territory, KKC will consult in good faith with AEVI concerning the alleged infringement, including selection of counsel, litigation strategy, litigation risks, the damage being caused to KKC and/or AEVI and any other matter relevant to enforcement of the KKC Technology against the alleged infringer in the Territory. In particular, KKC will consider in good faith a request from AEVI to not take any actions to enforce the KKC Technology against the alleged infringer in the Territory and only take such actions, in light of such request from AEVI, if KKC is suffering material harm from the infringement in the Territory. Subject to the provisions of the LJI Agreement, in the event that KKC elects to not take action or cease action with respect to the KKC Managed Patent Rights pursuant to this Section 9.3.2 with respect to the Territory, including declining or ceasing to defend Defensive Actions, KKC will so notify AEVI in writing of its intention (***) prior to any deadlines by which an action must be taken to establish, preserve or maintain any enforcement rights or defend or continue to defend the Defensive Action, and, subject to Section 9.3.4, AEVI will have the right, but not the obligation, to take any such reasonable measures to stop such infringing activities by such alleged infringer or defend the Defensive Action, in which event, upon AEVI’s request, KKC will exercise its rights under the LJI Agreement to the extent
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necessary for the enforcement or defense of KKC Managed Patent Rights that are subject to the LJI Agreement.
9.3.3 Procedures; Expenses and Recoveries. The Party having the right to initiate any infringement suit or defend a Defensive Action under Section 9.3.2 (the “Controlling Party”) will have the sole and exclusive right to select counsel for and control any such suit or Defensive Action. The expenses of the suit or the Defensive Action, including attorneys’ fees and court costs and the reasonable Out-of-Pocket Costs the other Party (the “Cooperating Party”) in rendering assistance requested by the Controlling Party (“Enforcement Expense”), will be borne (***). If required under Applicable Law in order for the Controlling Party to initiate and/or maintain such suit or to defend the Defensive Action, or if either Party is unable to initiate or prosecute such suit or defend the Defensive Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party will join as a party to the suit or Defensive Action and will execute and cause its Affiliates to execute all documents necessary for the Controlling Party to initiate litigation to prosecute and maintain such action or defend the Defensive Action. In addition, at the Controlling Party’s request, the Cooperating Party will provide reasonable assistance to the Controlling Party in connection with an infringement suit (***). The Cooperating Party will have the right to participate and be represented in any such suit by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such suit, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation) (“Recoveries”) in the Territory, such amounts will be allocated as follows:
(***).
9.3.4 LJI Enforcement Rights. The Parties acknowledge and agree that in the event that (***), LJI will have the right but not the obligation under the LJI Agreement to bring, defend, or maintain any appropriate suit or action involving such infringement or Defensive Action at its own cost and expense against alleged infringers and to defend such KKC Patent Rights from Defensive Actions. Subject to the foregoing, if LJI finds it necessary or reasonably desirable to join AEVI and/or KKC into such suit or action, AEVI and/or KKC will execute all papers and perform such other acts as may be reasonably required, and AEVI and/or KKC, at their respective options, may be represented by respective counsel(s) of their own choice, provided that (a) (***), and (b) if any amount is recovered on any such action or suit, whether by judgment or settlement (any such settlement requiring the consent of KKC), the balance of any such recovery will be paid to or retained (***) (including, for clarity, the LJI (***) set forth on Schedule 1.48) in respect of the applicable KKC Patent Right(s) and Licensed Product(s), after reimbursement for the reasonable attorneys’ fees incurred with respect to such suit or action by LJI, KKC and AEVI.
9.4 Claimed Infringement of Third Party Rights.
9.4.1 Notice. In the event that a Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, any Party, or any of such Party’s respective Related Parties, claiming infringement of such Third Party’s Patent Rights or unauthorized use or misappropriation of such Third Party’s Know-How, based upon an assertion
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or claim arising out of the Development, Manufacture or Commercialization of a Licensed Product (each, an “Infringement Claim”), such Party will promptly notify the other Party of the Infringement Claim or the commencement of such action, suit or proceeding, enclosing a copy of the Infringement Claim and all papers served. Each Party agrees to make available to the other Party its advice and counsel regarding the technical merits of any such claim at no cost to the other Party and to offer reasonable assistance to the other Party at no cost to the other Party.
9.4.2 Right to Defend. AEVI will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product in the Field in the Territory. KKC will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product outside the Field.
(a) Procedure. The Party having the obligation or first right to defend an Infringement Claim in which either Party is named as defendant will be referred to as the “Defending Party.” The Defending Party will have the sole and exclusive right to select counsel for any Infringement Claim; provided that it will consult with the other Party with respect to selection of counsel for such defense. The Defending Party will keep the other Party informed, and will from time to time consult with the other Party regarding the status of any such claims and will provide the other Party with copies of all documents filed in, and all written communications relating to, any suit brought in connection with such claims. The other Party will also have the right to participate and be represented in any such claim or related suit, at its own expense. The other Party will have the sole and exclusive right to control the defense of an Infringement Claim in the event the Defending Party fails to exercise its right to assume such defense within (***) following written notice from the other Party of such Infringement Claim. No Party will settle any claims or suits involving rights of another Party without obtaining the prior written consent of such other Party, which consent will not be unreasonably withheld. Any recoveries by the Defending Party of attorneys’ fees or costs in defense of a claim in the Territory under this Section 9.4, and any sanctions awarded to Defending Party and against a party asserting a claim in the Territory being defended under this Section 9.4, will be (***). The costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim in the Territory will be treated as Allowable Expense in the Territory. The costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim outside the Field will be allocated between the Parties as follows: (***). AEVI and KKC will have the right to take action to invalidate Third Party’s patents which would be infringed by the activity under this Agreement. The cost and expenses of such action will be shared in the same way as set forth above.
9.4.3 Limitations. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 12.10, THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF KKC AND AEVI, AND THE SOLE AND EXCLUSIVE REMEDY OF KKC OR AEVI, AS THE CASE MAY BE, IN THE CASE OF ANY CLAIMED INFRINGEMENT OF ANY THIRD PARTY PATENT RIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY’S KNOW-HOW.
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9.5 Third Party Technology. If either Party reasonably determines that any Third Party Technology is reasonably necessary for the Development, Manufacture, or Commercialization of a Licensed Product in the Field, then such Party will notify the other Party. The Parties will determine which Party will negotiate the most favorable license. The chosen Party will obtain a license to such Third Party Technology with the right to sublicense to the other Party. Subject to the foregoing, the terms and conditions involved in obtaining such rights will be determined at such chosen Party’s sole discretion. If such chosen Party elects not to obtain rights to such Third Party Technology, or is unsuccessful in obtaining such Third Party Technology, then the other Party will have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense. Notwithstanding anything to the contrary in this Section 9.5, AEVI will pay to a Third Party any and all royalties and other payments pursuant to any agreement under which a Party acquires rights to intellectual property that would otherwise block the Development and/or Commercialization of a Profit-Share Product in the Field in the Territory. Any such payments will be included in Third Party Technology Costs and, for clarity, will be included in Allowable Expenses for the applicable Profit-Share Product. The costs outside the Field will be borne solely by KKC, provided that such costs will be subject to royalties reduction to AEVI in accordance with Section 8.5.2. Notwithstanding the foregoing, with respect to any lump sum payment under any such agreement that is made with respect to a license covering countries or jurisdictions in the Territory, the Parties will negotiate and decide in good faith the allocation of the payment based on the scope and territory of the acquired rights.
9.6 Other Infringement Resolutions.
9.6.1 Notice of Third Party Applications. In the event of a dispute or potential dispute that has not ripened into a demand, claim or suit of the type described Sections 9.3 or 9.4, the same principles governing control of the resolution of the dispute, consent to settlements of the dispute, and implementation of the settlement of the dispute (including sharing in and allocating the payment or receipt of damages, license fees, royalties and other compensation) will apply. Notwithstanding anything herein to the contrary, within (***) after Regulatory Approval is achieved with respect to a BLA for a Licensed Product in the Territory (or such shorter time as the Parties agree in the case of a Licensed Product in the Territory that does not earn reference product exclusivity under the PHS Act), the Parties will consult as to potential strategies with respect to unexpired Patent Rights Controlled by either Party that potentially could be asserted if an unlicensed person engaged in the making, using, offering to sell, selling, or importing into the United States of a product described in a Biosimilar Application filed by a Third Party applicant (a “Section 351(k) Applicant”).
9.6.2 Cooperation and Enforcement. If either Party who is the reference product sponsor of the Licensed Product within the meaning of section 351(l)(1)(A) of the PHS Act (“Reference Product Sponsor”) receives notice of a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product and related manufacturing information in accordance with section 351(l)(2)(A) of the PHS Act or receives a notice of commercial marketing in accordance with section 351(l)(8)(A) of the PHS Act, then such Party will provide notice to the other Party, and the Parties will discuss and cooperate with each other in
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determining the Reference Product Sponsor’s course of action with regard to (a) engaging in the information exchange provisions of the Biologics Price Competition and Innovation Act of 2009, Section 351(k) of the Public Health Service Act, as may be amended, supplemented, or replaced (the “BPCIA”), including providing a list of patents that relate to the relevant Licensed Product, (b) engaging in the patent resolution provisions of the BPCIA, and (c) determining which patents will be the subject of immediate patent infringement action under Section 351(l)(6) of the BPCIA. In the event that the Parties do not agree with respect to the exercise of any such rights, KKC will make the final determination with respect thereto, including without limitation with respect to (a), (b) and (c) above. If any patent litigation commences with respect to a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product, then the provisions of Section 9.3 will thereafter apply as if such Section 351(k) Applicant were an infringer or suspected infringer.
9.7 Product Trademarks.
9.7.1 Product Trademarks in the Territory. AEVI will own the Product Trademarks for each Licensed Product in the Field in the Territory and will be solely responsible for filing and maintaining the Product Trademarks in the Field in the Territory (including payment of costs associated therewith).
9.7.2 Each Party agrees to (a) conduct its business in a manner that will not damage the reputation or integrity of the Trademarks of the other Party, (b) conduct its business in a manner that will not damage in any way the goodwill associated with the Trademarks of the other Party, (c) use the Trademarks of the other Party in a manner that will not cause a negative impact upon the good name of such other Party, and (d) conduct its business in compliance with all applicable trademark Laws.
9.8 Patent Term Extensions. The Parties will use reasonable efforts to obtain all available supplementary protection certificates (“SPC”) and other extensions of Patent Rights. Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties will cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to Patent Rights. The Party first eligible to seek patent term restoration or extension of any such Patent Rights or any SPC related thereto will have the right to do so; provided that if in any country the first Party has an option to extend the patent term for only one of several patents, the first Party will consult with the other Party before making the election. If more than one patent is eligible for extension or patent term restoration, KKC will select in good faith a strategy that will maximize patent protection and commercial value for each Licensed Product. All filings for such extensions and certificates will be made by the Party to whom responsibility for prosecution and maintenance of the Patent Rights are assigned, provided that in the event that the Party to whom such responsibility is assigned elects not to file for an extension or SPC, such Party will (a) inform the other Party of its intention not to file and (b) grant the other Party the right to file for such extension or SPC in the patentee’s name, and (c) provide all necessary assistance in connection therewith.
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9.9 Patent Marking. AEVI (and its Related Parties) will mark Licensed Products marketed and sold by AEVI (and/or its Related Parties, as applicable) with appropriate numbers of the KKC Patent Rights printed on the appropriate portion of the packaging. Without limiting the foregoing, AEVI shall mark each Licensed Product sold or offered for sale by or on behalf of AEVI with the patent number or numbers of any issued patents encompassed within the KKC Patent Rights solely owned by LJI, if applicable, and AEVI shall ensure that the content, form, location and language of such markings is in accordance with the applicable laws and practices of each jurisdiction in which the Licensed Products are made, used or sold.
Article 10.
CONFIDENTIALITY

10.1 Confidentiality.
10.1.1 Confidential Information. All Confidential Information disclosed by or on behalf of a Party (together with its Affiliates, the “Disclosing Party”) to the other Party (together with its Affiliates, the “Receiving Party”) during the Term will be used by the Receiving Party solely in connection with the activities contemplated by this Agreement, will be maintained in confidence by the Receiving Party and will not otherwise be disclosed by the Receiving Party to any other person, firm, or agency, governmental or private (other than a Party’s Affiliates or as set forth in Section 10.1.2), without the prior written consent of the Disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):
(a) was known or used by the Receiving Party without restriction as to its use or disclosure prior to its date of disclosure to the receiving Party; or
(b) either before or after the date of the disclosure to the Receiving Party is lawfully disclosed to the Receiving Party without restriction as to its use or disclosure by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or
(c) either before or after the date of the disclosure to the Receiving Party becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the Receiving Party or its sublicensees; or
(d) is independently developed by or for the Receiving Party without reference to or reliance upon the Confidential Information.
All obligations of confidentiality imposed under this Article 10 will expire five (5) years following termination of this Agreement.
10.1.2 Required Disclosures. Section 10.1.1 will not preclude the Receiving Party from disclosing Confidential Information to the extent such Confidential Information is required to be disclosed by the Receiving Party to comply with Applicable Laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and takes reasonable and
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lawful actions to avoid and/or minimize the degree of such disclosure. If a public disclosure is required by any Applicable Laws, including, without limitation, in a filing with the Securities and Exchange Commission or submission to an exchange on which any securities of a Party is listed, the disclosing Party will provide copies of the disclosure (but shall be permitted to redact or omit portions of any filing, submission or disclosure not relevant to this Agreement) reasonably in advance of such filing or other disclosure, for the non-disclosing Party’s prior review and comment and to allow the other Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. The disclosing Party will negotiate in good faith with the applicable Regulatory Authority concerning the confidential treatment request. If the disclosure is substantially similar to prior disclosures made by the Party and for which the obligations of this provision have been satisfied, the disclosing Party need not share such disclosure ahead of it being made.
10.1.3 Permitted Disclosures. KKC and AEVI each agree that they will provide Confidential Information received from the other Party only to their respective directors, officers, employees, consultants, suppliers, sublicensees, collaborators and advisors, and to those of such Party’s Related Parties, who have a need to know for such Party’s development, manufacture, and commercialization of Licensed Products in accordance with this Agreement, including in connection with Regulatory Filings and obtaining Regulatory Approvals, provided that such Third Parties are bound by confidentiality obligations at least as strict as this Article 10. In addition, each Party may not disclose the terms of this Agreement (to the extent such terms are confidential) to any Third Party except to actual or prospective lenders, investors, acquirers, licensees/sublicensees or strategic partners (including the KKC Licensors and AEVI Licensor) or to a Party’s accountants, attorneys and other professional advisors; provided that such disclosures will be subject to continued confidentiality obligations at least as strict as this Article 10.
10.2 Publication Review.
10.2.1 Publications by the Parties. Subject to Section 10.2.2 and except as required by Applicable Law, during the Term, each Party agrees that, unless explicitly authorized in this Agreement, it will not without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed, file patent application, issue any press release, make any public announcement, or issue any scientific or other presentations or publications, with respect to the results of any Development work relating to this Agreement without the opportunity for prior review by the other Party. With respect to any such proposed publications or presentations by one of the Parties, each Party will provide to the other Party for information and review any (a) abstracts, posters and slide presentations that the Party proposes prior to any scientific meetings and the other Party will provide feedback to the publishing Party within ten (10) of its Business Days of its receipt of such abstracts, posters and slide presentations, and (b) primary and final manuscripts and review articles that the Party proposes prior to journal submission and the other Party will provide feedback within fifteen (15) of its Business Days of its receipt of such manuscript or article. Each Party agrees, upon request from the other Party, not to submit any abstract or manuscript for publication or to make any scientific presentation until the other Party is given up to forty-five (45) days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation
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which it reasonably believes is patentable. Once such abstracts, manuscripts or presentations have been reviewed by the other Party and have been approved for publication, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the Parties. The other Party also will have the right to require that its Confidential Information that may be disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.
10.2.2 Publications by Third Parties. Notwithstanding Section 10.2.1, the Parties understand and agree that any restrictions on scientific or other presentations or publications will not be construed to prohibit the clinical investigators of any clinical trials conducted under this Agreement, from making scholarly publications, manuscripts, abstracts, oral presentations or other disclosures with respect to the results of any Development work, including without limitation clinical data resulting from such clinical trials (“Publications”); provided that AEVI will ensure that (a) any such clinical investigator must agree to submit to KKC for its review and comment, a copy of any proposed Publication, abstract or other disclosure resulting from such activities, simultaneous with submission of the same to AEVI and at least forty-five (45) days prior to any such presentation or publication, (b) such publication will not contain any references to, or otherwise disclose any of, the Confidential Information (other than clinical data) without KKC’s prior written consent, and (c) at KKC’s request, such clinical investigator will, for a reasonable period of up to ninety (90) days from initial delivery to KKC, delay revealing any subject matter included in the clinical data in any publication or disclosure in order to permit the filing of patent applications.
10.3 Public Announcements and Use of Names. Except for public disclosures (a) resulting from the issuance of one or more press releases to be mutually-agreed upon by the Parties, (b) otherwise permitted under this Article 10 or (c) required by Applicable Law or by the rules and regulations of any securities exchange on which a Party’s securities are traded, neither Party will disclose any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to the execution of this Agreement, the subject matter of this Agreement, any of the terms of this Agreement, or any amendment hereto without the prior written consent of the other Party.
Article 11.
TERM AND TERMINATION

11.1 Term
. This Agreement will commence on the Effective Date and will remain in full force and effect for as long as any Licensed Product(s) is Commercialized by either Party and/or its Related Parties, unless terminated earlier pursuant to Section 11.2 or 11.3 (the “Term”).
11.2 Termination by KKC.
11.2.1 Insolvency. To the extent permitted under Applicable Laws, KKC will have the right to terminate this Agreement in its entirety, at KKC’s sole discretion, upon delivery
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of written notice to AEVI upon the filing by AEVI in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of AEVI or its assets, upon the proposal by AEVI of a written agreement of composition or extension of its debts, or if AEVI is served by a Third Party (and not by KKC) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by AEVI of an assignment for the benefit of its creditors.
11.2.2 Breach. KKC will have the right to terminate this Agreement in its entirety, at KKC’s sole discretion, subject to Section 11.2.4, upon delivery of written notice to AEVI in the event of any material breach (other than a material breach of Sections 6.1 and/or 6.2 or a material breach that is specific to a given country in the Territory) by AEVI of this Agreement, provided that such breach has not been cured within (***) after written notice of such breach and KKC’s intention to terminate is given by KKC to AEVI; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within (***) after written notice thereof is given by KKC (except that in the case of a bona fide dispute over whether or to what extent a payment by AEVI to KKC is due, this Section 11.2.2 will not be triggered provided that AEVI will pay the amount in dispute into escrow until such dispute is resolved). Subject to Section 11.2.4, any such termination of this Agreement will become effective at the end of the applicable cure period, unless AEVI has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, KKC’s right of termination will be suspended only if and for so long as AEVI has provided to KKC a written plan that is reasonably calculated to effect a cure within (***) thereafter and such plan is acceptable to KKC (such acceptance not to be unreasonably withheld, conditioned, or delayed), and AEVI commits to and carries out such plan as provided to KKC.
11.2.3 Diligence or Country-Specific Breach. In the case of a material breach by AEVI of Sections 6.1 and/or 6.2 or a material breach by AEVI that is specific to a given country in the Territory, subject to Section 11.2.4, KKC will have the right to terminate this Agreement only as to the particular country to which such breach relates and not as to this Agreement in its entirety, upon delivery of written notice to AEVI provided that such breach has not been cured within (***)after wr itten notice of such breach and KKC’s intention to terminate is given by KKC to AEVI; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within (***) after written notice thereof is given by KKC (except that in the case of a bona fide dispute over whether or to what extent a payment by AEVI to KKC is due, this Section 11.2.3 will not be triggered provided that AEVI will pay the amount in dispute into escrow until such dispute is resolved). Subject to Section 11.2.4, any such termination of this Agreement will become effective at the end of the applicable cure period, unless AEVI has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, KKC’s right of termination will be suspended only if and for so long as AEVI has provided to KKC a written plan that is reasonably calculated to effect a cure within (***) thereafter and such plan is acceptable to KKC
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(such acceptance not to be unreasonably withheld, conditioned, or delayed), and AEVI commits to and carries out such plan as provided to KKC.
11.2.4 Termination for Patent Challenge. If AEVI or any of its Affiliates directly claim, or cause a Third Party to claim, or knowingly supports (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim, or in response to a subpoena or court or administrative law request or order), including by providing information, documents, and/or funding, a claim (a) to the validity, scope, enforceability or patentability of any of the KKC Patent Rights in any formal legal or administrative action or proceeding, or (b) that no Earned Royalties, Sublicense Royalties, Net Receipts, milestone payments, Patent Costs or other payments (as such capitalized terms are defined under the LJI Agreement) are due or required to be paid to LJI under the LJI Agreement because the applicable KKC Patents licensed by LJI to KKC under the LJI Agreement covering or claiming a Licensed Product are invalid or unenforceable except where such KKC Patent Rights have been found to be unpatentable, invalid or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal is taken or can be taken, or have been admitted or determined to be invalid or unenforceable through reissue, re-examination, disclaimer or similar formal proceeding, or where a pending application within the KKC Patent Rights has been abandoned or finally rejected (in each case, other than pursuant to a claim by KKC, AEVI or their respective Affiliates or by a Third Party caused by any of the foregoing entities) in any Challenge, then (x) if and to the extent permitted by Applicable Law, (***) during and after the pendency of such Challenges from the date KKC, AEVI, or any of their respective Affiliates first institute or make such challenges. In such event, notwithstanding anything to the contrary in this Agreement, (i) AEVI will not be obligated to (***) in case such Challenges are initiated or conducted solely by or on behalf of KKC or any of its Affiliates (in which case, KKC will be responsible for (***)), and (ii) KKC will not be obligated to (***) in case such Challenges are initiated or conducted solely by or on behalf of AEVI or any of its Affiliates (in which case, AEVI (***)). (***) under this Section 11.2.4 (x) may be exercised at any time after AEVI (or any of its Affiliates) may have Challenged or knowingly supports (other than in response to a subpoena or court order) a Challenge to the validity, enforceability or patentability of any of the KKC Patent Rights. If a sublicensee of AEVI Challenges the validity, scope or enforceability of or otherwise opposes any of the KKC Patent Rights under which such sublicensee is sublicensed, then AEVI will, upon written notice from KKC, promptly terminate such sublicense. “Challenge” under this Section 11.2.3 will refer to a legal action or filing with a patent authority or tribunal or a court that could, if successful, result in a holding of invalidity, unenforceability, or unpatentability of a patent or application within the KKC Patent Rights.
11.2.5 Dispute. If AEVI reasonably and in good faith disagrees as to whether KKC has a basis for terminating this Agreement pursuant to Section 11.2.2, AEVI may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by KKC pursuant to Section 11.2.2 will be effective unless and until KKC’s right to terminate this Agreement under Section 11.2.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other
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Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.
11.2.6 Abandonment. If AEVI, in its discretion, decides to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, AEVI will promptly notify KKC in writing of its intent to do so. KKC will have the right to terminate this Agreement immediately upon receipt of such notice.
11.3 Termination by AEVI.
11.3.1 Insolvency. To the extent permitted under Applicable Law, AEVI will have the right to terminate this Agreement in its entirety, at AEVI’s sole discretion, upon delivery of written notice to KKC upon the filing by KKC in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of KKC or its assets, upon the proposal by KKC of a written agreement of composition or extension of its debts, or if KKC is served by a Third Party (and not by AEVI) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by KKC of an assignment for the benefit of its creditors.
11.3.2 Breach. AEVI will have the right to terminate this Agreement in its entirety, at AEVI’s sole discretion, subject to Section 11.3.4, upon delivery of written notice to KKC in the event of a material breach by KKC of this Agreement, provided that such breach has not been cured within (***) after written notice of such breach and AEVI’s intention to terminate is given by AEVI to KKC; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within (***) after written notice thereof is given by AEVI (except that in the case of a bona fide dispute over whether or to what extent a payment by KKC to AEVI is due, this Section 11.3.2 will not be triggered provided that KKC will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.3.2. Subject to Section 11.3.4, any such termination of this Agreement will become effective at the end of the applicable cure period, unless KKC has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, AEVI’s right of termination will be suspended only if and for so long as KKC has provided to AEVI a written plan that is reasonably calculated to effect a cure within (***) thereafter and such plan is acceptable to AEVI (such acceptance not to be unreasonably withheld, conditioned, or delayed), and KKC commits to and carries out such plan as provided to AEVI.
11.3.3 Convenience. (***), such termination to be effective at the end of such notice period, AEVI may terminate this Agreement as to such Licensed Product and/or such jurisdiction for any reason or no reason, including if AEVI, in its reasonable discretion, decides to cease all of its Development and/or Commercialization efforts with respect to such Licensed Product in such jurisdiction.
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11.3.4 Dispute. If KKC reasonably and in good faith disagrees as to whether AEVI has a basis for terminating this Agreement pursuant to Section 11.3.2, KKC may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by AEVI pursuant to Section 11.3.2 will be effective unless and until KKC’s right to terminate this Agreement under Section 11.3.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.
11.3.5 No obligation to KKC. In any termination pursuant to this Section 11.3, KKC has no obligation for further Development, Manufacture and/or Commercialization of the Licensed Product. AEVI shall be responsible for all negotiations with BARDA for the abandonment, and KKC will not take over from AEVI any Development, Manufacture and /or Commercialization for Licensed Product requested by BARDA.
11.4 Consequences of Termination. Upon termination of this Agreement in its entirety or with respect to a country in the Territory (in which event the following will apply only with respect to such country):
11.4.1 Reversion. All rights and licenses granted to AEVI in Article 7 will terminate, all rights of AEVI under the KKC Technology will revert to KKC, and AEVI and its Affiliates will cease all use of the KKC Technology. Except as set forth in Sections 11.4.2 through 11.4.9, all rights and licenses granted to KKC in Article 7 will terminate, all rights of KKC under the AEVI Technology will revert to AEVI, and KKC and its Affiliates will cease all use of the AEVI Technology.
11.4.2 Regulatory Filings. AEVI will assign, and hereby does assign effective as of the effective date of such termination, to KKC all Regulatory Filings (including all INDs and NDAs) and Regulatory Approvals and all other documents necessary to further Develop, Manufacture, and Commercialize the Licensed Products, as they exist as of the date of such termination, (and all of AEVI’s right, title and interest therein and thereto). AEVI will provide to KKC one (1) copy of the foregoing documents and Regulatory Filings, all documents and filings contained in or referenced in any such Regulatory Filings, together with the raw and summarized data for any preclinical and clinical studies of the Licensed Product. For clarity, KKC will have the right to use the foregoing material information, materials and data developed by AEVI solely in connection with KKC’s development, manufacture and commercialization of Licensed Products. KKC will have the right to seek specific performance of AEVI’s obligations referenced in this Section 11.4.2 and/or in the event of failure to obtain assignment, AEVI hereby consents and grants to KKC the right to access and reference (without any further action required on the part of AEVI, whose authorization to file this consent with any Regulatory Authority is hereby granted) any and all such regulatory filings for any regulatory or other use or purpose. Without limiting the foregoing in this paragraph, to the extent applicable, AEVI’s obligations
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under this Section 11.4.2 will continue with respect to all countries in the Territory for which there is a failure to obtain assignment of all regulatory filings and Regulatory Approvals.
11.4.3 Know-How Transfer. AEVI will provide to KKC all data and information generated during the Term necessary for the development and/or commercialization of the relevant Licensed Products and assign (or, if applicable, cause its Affiliate to assign) to KKC all of AEVI’s (and such Affiliate’s) entire right, title and interest in and to all such data and information. AEVI will provide to KKC the tangible embodiments of all other Know-How Controlled by AEVI and its Affiliates in existence as of the effective date of such termination relating to the Development, Manufacturing, and Commercialization of the Licensed Products, including without limitation AEVI’s manufacturing processes, techniques and trade secrets necessary for and used in the manufacture of such Licensed Products as of the effective date of such termination and all Know-How specifically relating to any composition, formulation, method of use or manufacture of such Licensed Products. AEVI will grant, and hereby does grant effective as of the effective date of such termination, to KKC a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide right and license under such Know-How for developing, making, using, importing, selling and offering for sale Licensed Products. AEVI will reasonably cooperate with KKC to assist KKC with understanding and using the Know How provided to KKC under this Section 11.4.3. If AEVI has decided to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, and this Agreement is terminated pursuant to Section 11.2.5, AEVI will provide to KKC all technology resulting from such abandoned Development and/or Commercialization efforts. KKC will have a royalty-free, irrevocable, world-wide, unlimited license to such abandoned Development and/or Commercialization efforts including the right to sublicense and to contract with Third Parties for further Development and/or Commercialization.
11.4.4 Trademarks. To the extent that AEVI owns any trademark(s) (including without limitation any Product Trademarks) and/or domain names that pertain specifically to an Licensed Product that KKC believes would be necessary for the Commercialization of a Licensed Product (as then currently marketed, but not including any marks that include, in whole or part, any corporate name or logo of AEVI), AEVI will assign (or, if applicable, cause its Affiliate to assign), and hereby does assign effective as of the effective date of such termination, to KKC all of AEVI’s (and such Affiliate’s) right, title and interest in and to any registered or unregistered trademark, trademark application, trade name or internet domain name in each country.
11.4.5 Termination License. AEVI will grant, and hereby grants effective as of the effective date of such termination, to KKC a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide (excluding the countries of the Territory to which AEVI retains its rights) right and license under any Patent Rights owned solely by AEVI or its Affiliates as of the effective date of termination to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products. AEVI will grant to KKC, under any Patent Rights that AEVI’s Controls but does not own at the time of termination, to the full extent permitted under the agreement(s) of AEVI covering such Patent
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Rights, a non-exclusive, irrevocable, royalty-free (as to AEVI), transferable, sublicensable, worldwide (excluding the countries of the Territory to which AEVI retains its rights) right and license, to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products; provided that KKC enters into a written agreement with AEVI with respect to each such Patent Right that (a) ensures compliance with the applicable contract between AEVI and its licensor including KKC agreeing to all provisions thereof that must be imposed on sublicensees, (b) requires KKC to pay all amounts payable to its licensor by AEVI related to KKC’s exercise or enjoyment of such rights including milestones, royalties and patent expenses and (c) indemnifies AEVI for any breach of such agreement between KKC and AEVI.
11.4.6 Continued Supply. If AEVI has any inventory of any Licensed Products suitable for use in clinical trials, AEVI will offer to sell such Licensed Products to KKC at (***) (but KKC will be under no obligation to purchase the foregoing inventory of Licensed Products unless it agrees to do so in writing at such time); provided, however, that, in the event of a termination pursuant to Section 11.3.3, (***). If AEVI has the capability in place as of the effective date of such termination to commercially Manufacture and supply to KKC all or part of KKC’s requirements of the applicable Licensed Products, if KKC so elects in its sole discretion, AEVI will use Commercially Reasonable Efforts to supply to KKC (***) as much of KKC’s requirements of such Licensed Products (and to develop a reasonable inventory level) during such period, (***) for such Licensed Products, under terms and conditions as may be mutually agreed between the Parties. If KKC, despite its best efforts, is unable to Manufacture, or to secure a supply of, such Licensed Products in an amount sufficient to meet its requirements (***), AEVI will continue to supply such Licensed Products to KKC to the extent necessary to meet KKC’s requirements, so long as KKC continues to use its best efforts to develop the capabilities necessary to Manufacture such Licensed Products and/or to secure a supply of such Licensed Products.
11.4.7 Transfer of Manufacturing Technology. In the event, at the time of such termination, (a) AEVI manufactures the Licensed Products at its own facility, AEVI will conduct manufacturing technology transfer to KKC, and (b) if AEVI engages a Third Party to manufacture and supply the Licensed Products, AEVI will, at KKC’s election, either (i) have such Third Party conduct manufacturing technology transfer to KKC or (ii) will use reasonable efforts to assist in the transfer of such supply arrangements to KKC.
11.4.8 Continuing Obligations. Neither Party will be relieved of any obligation that accrued prior to the effective date of such termination. All amounts due or payable to KKC that were accrued prior to the effective date of termination will remain due and payable. Except as otherwise expressly provided herein, no additional amounts will be payable based on events occurring after the effective date of termination; provided that the foregoing will not be deemed to limit either Party’s indemnification obligations under this Agreement for acts or omissions incurring prior to the effective date of such termination that are the subject of such indemnification even if the indemnification amount cannot be accrued or determined as of the effective date of such termination.
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11.4.9 Retention of Payments. KKC will have the right to retain all amounts previously paid to KKC by AEVI.
11.4.10 No Compensation. KKC will not owe any compensation to AEVI for the research, development, manufacture, or commercialization of any Licensed Products in the event of any termination of the Agreement by KKC, without prejudice to any rights that either Party may have to bring a claim for damages arising out of this Agreement and the termination thereof or any other amounts payable with respect to activities conducted prior to the effective date of such termination.
11.4.11 Costs. Any costs and expenses incurred by AEVI in connection with the assignments and transfers made by AEVI under this Section 11.4 will be borne by AEVI.
11.5 Return of Confidential Information. Upon the termination of this Agreement, each Party will promptly return to the other Party, delete or destroy (with written notification of such destruction) all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party; provided that such Party may keep one copy of such materials for archival purposes only.
11.6 Effect of Termination; Survival. The termination of this Agreement will not relieve the Parties of any obligation accruing prior to such termination. The provisions of Article 10 (Confidentiality), Article 12 (Representations and Warranties; Indemnification) and Article 13 (Miscellaneous Provisions) and Sections 7.4.3 (Effect of Termination on Sublicenses), 7.7 (Obligation under the BARDA Contract), 9.2.2 (Joint Inventions) and 11.3.5 (No obligation to KKC) will survive any termination of this Agreement. Except as set forth in this Article 11 or as otherwise set forth in this Agreement, upon termination of this Agreement all other rights and obligations cease. Any termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.
11.7 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by either Party, including without limitation Article 7, are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States (hereinafter “IP”). The Parties agree that each Party, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any other provisions of Applicable Law outside the United States that provide similar protection for IP. In the event of termination of a Party pursuant to Section 11.2.1 or 11.3.1, the terminated Party hereby grants to the other Party and its Affiliates a right to obtain possession of and to benefit from a complete duplicate of (or complete access to, as appropriate) any such IP and all embodiments of intellectual property, which, if not already in such other Party’s possession, will be promptly delivered to it upon such other Party’s written request therefor. The term “embodiments of intellectual property” includes all tangible, electronic or other embodiments of rights and licenses hereunder, including all Licensed Products, all Regulatory Approval Applications and Regulatory Approvals and rights of reference therein, and all Information related to Licensed Products, KKC Technology and
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AEVI Technology, as applicable. The terminated Party will not interfere with the exercise by the other Party or its Affiliates of rights and licenses to IP and embodiments of intellectual property licensed hereunder in accordance with this Agreement and agrees to assist such other Party and Affiliates of such other Party to obtain the IP and embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for such other Party or Affiliates of such other Party to exercise such rights and licenses in accordance with this Agreement. The Parties acknowledge and agree that milestone payments made under Section 8.3 do not constitute royalties within the meaning of U.S. Bankruptcy Code §365(n) or relate to licenses of intellectual property hereunder.
11.8 No Limitation of Remedies. Except as herein expressly provided, notwithstanding anything to the contrary in this Agreement, except as otherwise set forth in this Agreement, termination of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination nor prejudice either Party’s right to obtain performance of any obligation. Each Party will be free, pursuant to Section 13.2, to seek (without restriction as to the number of times it may seek) damages, costs and remedies that may be available under Applicable Law or in equity and will be entitled to offset the amount of any damages and costs obtained in a final determination under Section 13.2 of monetary damages or costs (as permitted by this Agreement) against the other Party against any amounts otherwise due to such other Party under this Agreement. It is understood and agreed that either Party will be entitled to seek specific performance as a remedy to enforce the provisions of this Article 11, in addition to any other remedy to which such Party may be entitled by Applicable Law. Nothing in this Article 11 will be deemed to limit any remedy to which either Party may be entitled by Applicable Law.
Article 12.
REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; INDEMNIFICATION

12.1 Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party that as of the Effective Date of this Agreement:
(a) Corporate Existence and Authority. It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.
(b) Authorized Execution; Binding Obligation.
(i) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on its part; and
(ii) This Agreement has been duly executed and delivered by it and constitutes a legal, valid, and binding obligation enforceable against it in accordance with this Agreement’s terms, except as the same may be limited by applicable bankruptcy, insolvency,
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reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equity principles, including judicial principles affecting the availability of injunction and specific performance.
(c) No Conflicts. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound.
(d) All Consents and Approvals Obtained. Except with respect to any consent required from Lonza or Sanofi, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all governmental authorities and other persons or entities required to be obtained or provided by such Party in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those government approvals, if any, not required at the time of execution of this Agreement.
(e) Compliance with Law. It will at all times comply with Applicable Laws in all material respects. Neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered services relating to the Licensed Products: (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred by the FDA (or subject to a similar sanction of a Regulatory Authority) or (ii) has ever been under indictment for a crime for which a person or entity could be so debarred.
12.2 KKC Representations and Warranties. KKC represents and warrants to AEVI that as of the Effective Date:
(a) KKC Controls the KKC Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The KKC Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by KKC as of the Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. KKC has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the KKC Technology in a manner that conflicts with any rights granted to AEVI hereunder.
(b) To the knowledge of KKC, there is no actual or threatened infringement of the KKC Patent Rights in the Field by any Third Party that would adversely affect AEVI’s rights under this Agreement.
(c) To the knowledge of KKC, the KKC Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by KKC or any of its Affiliates relating to the KKC Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and KKC is not aware of any reasonable basis for a claim alleging that (i) the KKC Patent Rights are invalid or unenforceable, (ii) the KKC Patent Rights or the licensing or exploiting of the KKC Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party, or (iii) any
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Third Party other than a KKC Licensor has any right, title, or interest in, to, and under any KKC Patent Rights.
(d) To the knowledge of KKC, KKC is not in default, and to KKC’s knowledge, none of the KKC Licensors is in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, any KKC In-Licenses, and KKC has not waived or allowed to lapse any of its rights under any KKC In-Licenses, and no such rights have lapsed or otherwise expired or been terminated.
(e) There are no claims, judgments or settlements against or owed by KKC or its Affiliates or pending or threatened claims or litigation relating to the KKC Technology.
12.3 KKC Covenants. KKC covenants that during the Term:
(a) KKC will use Commercially Reasonable Efforts to fulfill its obligations under the KKC In-Licenses to the extent such obligations have not been delegated to AEVI and to the extent that failure to do so would materially adversely affect AEVI or its rights hereunder.
(b) KKC will not assign, transfer, convey or otherwise encumber its right, title and interest in the KKC Technology in a manner that conflicts with any rights granted to AEVI hereunder.
(c) KKC will not enter into any subsequent agreement with any KKC Licensor that modifies or amends any KKC In-Licenses in any way that would materially adversely affect AEVI’s rights or economic interest under this Agreement without AEVI’s prior written consent.
(d) KKC will not terminate any KKC In-Licenses in whole or in part, directly or indirectly, without AEVI’s prior written consent if such termination would materially affect AEVI’s license granted hereunder; for clarity KKC may (i) terminate any KKC In-Licenses by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and KKC will promptly notify AEVI after the occurrence of each such event.
(e) KKC will furnish AEVI with copies of all notices received by KKC relating to any alleged breach or default by KKC under any KKC In-Licenses within (***) after KKC’s receipt thereof and, if KKC cannot or chooses not to cure or otherwise resolve any such alleged breach or default, KKC will so notify AEVI within (***) thereafter.
12.4 AEVI Representations and Warranties. AEVI represents and warrants to KKC that as of the Effective Date:
(a) AEVI Controls the AEVI Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The AEVI Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by AEVI as of the Effective Date that are necessary or useful to Develop, Manufacture and
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Commercialize the Licensed Product. AEVI has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the AEVI Technology in a manner that conflicts with any rights granted to KKC hereunder.
(b) To the knowledge of AEVI, there is no actual or threatened infringement of the AEVI Patent Rights in the Field by any Third Party that would adversely affect KKC’s rights under this Agreement.
(c) To the knowledge of AEVI, the AEVI Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by AEVI or any of its Affiliates relating to the AEVI Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and AEVI is not aware of any reasonable basis for a claim alleging that (i) the AEVI Patent Rights are invalid or unenforceable, (ii) the AEVI Patent Rights or the licensing or exploiting of the AEVI Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party or (iii) any Third Party other than the AEVI Licensor has any right, title, or interest in, to, and under any AEVI Patent Rights.
(d) To the knowledge of AEVI, the Development activities set forth in the initial Development Plan do not infringe any third party intellectual property rights.
(e) There are no claims, judgments or settlements against or owed by AEVI or its Affiliates or pending or threatened claims or litigation relating to the AEVI Technology.
12.5 AEVI Covenants. AEVI covenants that during the Term:
(a) AEVI will not engage in any activities that use the KKC Technology in a manner that is outside the scope of the rights granted to it hereunder.
(b) All of AEVI’s activities related to its use of the KKC Technology, and the research, Development and Commercialization of the Licensed Products, pursuant to this Agreement will comply with all Applicable Laws.
(c) AEVI will not assign, transfer, convey or otherwise encumber its right, title and interest in the AEVI Technology in a manner that conflicts with any rights granted to KKC hereunder.
12.6 Mutual Covenants. Each Party hereby covenants to the other Party that during the Term:
(a) All employees and officers of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their Inventions, whether or not patentable, if any, to such Party as the sole owner thereof, and under the obligation to maintain as confidential the Confidential Information of such Party.
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(b) Such Party will perform its activities pursuant to this Agreement in compliance with good clinical practices and good manufacturing practices, in each case as applicable under the Applicable Laws and regulations of the country and the state and local government wherein such activities are conducted, and also with the standards in the pharmaceutical industry for the development and commercialization of pharmaceutical products.
(c) Such Party will not employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by such Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant.
(d) Such Party will not practice or exploit the intellectual property licensed to such Party under this Agreement except to the extent expressly permitted under the terms and conditions of this Agreement.
(e) Such Party will not grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder.
12.7 Consequences of Partial Termination of an In-License. In the event that a portion, but not all of KKC’s rights under the KKC In-Licenses terminate, then AEVI will owe no further obligations to KKC under this Agreement with respect to such terminated rights.
12.8 Warranty Disclaimer. The Parties acknowledge and agree that nothing in this Agreement (including, without limitation, any exhibits or attachments hereto) will be construed as representing an estimate or projection of either (a) the extent to which Licensed Products will be successfully Developed or Commercialized or (b) the anticipated sales or the actual value of any Licensed Product. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT(S). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL.
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12.9 No Consequential Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 12.9 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY OR TO LIMIT A PARTY’S LIABILITY FOR BREACHES OF ITS OBLIGATION REGARDING CONFIDENTIALITY UNDER Article 10.
12.10 Indemnification and Insurance.
12.10.1 Indemnification by AEVI. AEVI will indemnify, hold harmless, and defend KKC, its Affiliates, and their respective directors, officers, employees and agents (“KKC Indemnitees”) from and against any and all damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments of any kind (collectively, “Losses”) arising out of any Third Party claim (including any claim from BARDA), suit or proceeding, whether for money or equitable relief (each, a “Third Party Claim”), arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by AEVI in this Agreement, or any breach or violation of any covenant or agreement of AEVI or a Related Party in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of AEVI or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by AEVI or its Affiliate or sublicensee (including a sublicensed contract manufacturer) of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by AEVI or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from AEVI’s exercise in accordance with the terms of this Agreement of any intellectual property rights granted by KKC hereunder. Furthermore, AEVI will have no obligation to indemnify the KKC Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which KKC must indemnify AEVI under this Agreement. In addition, AEVI will indemnify, hold harmless, and defend (i) LJI and its directors, officers, employees, and agents from and against any and all Losses (including costs of investigation and court costs) arising at any time from or in any manner connected with, directly or indirectly, any activity of AEVI involving the KKC Patent Rights solely owned by LJI or any information furnished under the LJI Agreement, including the use, handling, storage, distribution, containment, sale and/or disposition of any product (whether or not a Licensed Product), or provision of any service, related to or derived directly or indirectly from or using any KKC Patent Rights solely owned by LJI; and (ii) the KKC Indemnitees from and against any and all Losses arising out of any Third Party Claims related to, directly or indirectly, any activities performed by or on behalf of AEVI or AEVI’s Third Party contract manufacturer in connection with the exercise of rights under the KKC Technology licensed under the KKC In-License with Lonza, if, pursuant to Section 7.4.1, KKC sublicenses its rights under such KKC Technology to AEVI or AEVI’s Third Party contract manufacturer for the Manufacture of Licensed Products by AEVI or such contract manufacturer.
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12.10.2 Indemnification by KKC. KKC will indemnify, hold harmless, and defend AEVI, its Affiliates and their respective directors, officers, employees and agents (“AEVI Indemnitees”) from and against any and all Losses arising out of Third Party Claims arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by KKC in this Agreement, or any breach or violation of any covenant or agreement of KKC in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of KKC or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by KKC or its Affiliate or sublicensee of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by KKC or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from KKC’s exercise in accordance with the terms of this Agreement of any intellectual property rights granted by AEVI hereunder. Furthermore, KKC will have no obligation to indemnify the AEVI Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which AEVI must indemnify KKC.
12.10.3 Indemnification Procedure. In the event of any such claim against any AEVI Indemnitee or KKC Indemnitee (individually, an “Indemnitee”), the indemnified Party will promptly notify the other Party in writing of the claim and the indemnifying Party will manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee will cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party will not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Section 12.10.1 or Section 12.10.2 may apply, the indemnifying Party will promptly notify the Indemnitees, which will then have the right to be represented in any such action or proceeding by separate counsel at their expense; provided that the indemnifying Party will be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party. If the indemnifying Party does not assume the defense of such claim as described in this Section 12.10.3, above, the Indemnitee may defend such claim but will have no obligation to do so. The defending Party will not settle or compromise such claim without the prior written consent of the other Party, and will not settle or compromise such claim in any manner which would have an adverse effect on such other Party’s interests, without the prior written consent of such other Party, which consent, in each case, will not be unreasonably withheld, conditioned, or delayed.
12.10.4 Insurance. Each Party will use its Commercially Reasonable Efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder. Such insurance will be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time in order to fulfill the obligation under Section 12.10.1 or 12.10.2, including, but not limited to, the indemnification against any Losses involving any actual or alleged death or bodily injury arising out of or resulting from the Development, Manufacture or Commercialization of any Licensed Product.
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Article 13.
MISCELLANEOUS PROVISIONS

13.1 Governing Law
. This Agreement will be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York, New York, U.S.A., notwithstanding the provisions governing conflict of laws of any jurisdiction to the contrary.
13.2 Dispute Resolution.
13.2.1 With respect to any disputes between the Parties concerning this Agreement, the dispute will be submitted to escalating levels of AEVI and KKC senior management for review. If the dispute cannot be resolved despite such escalation, then the matter will be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. Such resolution, if any, by the Executive Officers will be final and binding on the Parties. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, each Party may submit such dispute for arbitration pursuant to Section 13.2.2.
13.2.2 Arbitration.
(a) If any dispute will arise between KKC and AEVI in connection with or relating to this Agreement, then such dispute will be resolved exclusively by and through an arbitration proceeding to be conducted under the auspices of, and pursuant to, the Commercial Rules of the International Chamber of Commerce (together with any successor organization thereto, the “ICC”) in New York, New York, U.S.A. Such arbitration proceeding will be conducted in the English language applying the law provided in Section 13.1 and in such an expedited manner as is then permitted by the ICC’s commercial arbitration rules. The Parties also agree to take reasonable discovery, with reasonableness to be determined by the arbitrators. Each of the foregoing agreements to arbitrate all disputes and the results, determinations, findings, judgments and awards rendered through such arbitration will be final, non-appealable and legally binding on KKC and AEVI and may be entered and enforced by any court or tribunal of competent jurisdiction. Notwithstanding anything to the contrary in this Section 13.2, a Party may seek injunctive relief in any court of competent jurisdiction.
(b) Any arbitration proceeding will be initiated by written notice from either KKC or AEVI to the other Party. The arbitration will be conducted before a panel of three (3) arbitrators. Each of KKC and AEVI will have the right to select one (1) arbitrator. The third arbitrator will be selected by the mutual agreement of the arbitrators appointed by the Parties. The Party initiating the arbitration proceeding will appoint its arbitrator within ten (10) days following service of the demand for arbitration to the other Party, who will in turn appoint its arbitrator within thirty (30) days of receiving service of the demand. The two appointed arbitrators will agree upon an arbitrator within thirty (30) days of the date of the appointment by the parties of the second arbitrator. If either Party or their appointees fail to appoint an arbitrator within the specified time period, the ICC will exercise its powers pursuant to Article 9 of the ICC
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Rules of Arbitration to appoint such arbitrator. The ICC’s appointment will be binding on the Parties. Each arbitrator will be an attorney in good standing in the Bar of New York and experienced in commercial disputes involving pharmaceutical companies. Time is of the essence of this arbitration procedure, and KKC and AEVI will instruct the arbitrators to render their decision within ninety (90) days of the arbitration’s completion. The cost of the arbitration (including, without limitation, reasonable attorneys’ fees, expenses and disbursements) will be borne as the arbitrators will decide; otherwise such costs (including, without limitation, the prevailing Party’s reasonable attorneys’ and accountants’ fees, expenses and disbursements) will be borne by the Party against which the judgment of the arbitrator is to be enforced.
13.3 Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. Notwithstanding the foregoing, (a) KKC may monetize the value of its payments under this Agreement by assigning to a Third Party the right to receive payments and the right to receive payment reports from AEVI; provided that KKC gives thirty (30) days prior written notice to AEVI, and (b) either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or pursuant to a Change of Control (but subject to the consent of Sanofi, to the extent required under Applicable Law, in respect of the KKC Technology licensed under the KKC In-License with Sanofi in the case of assignment by AEVI). The assigning Party will remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned to such assignee.
13.4 Entire Agreement; Amendments. This Agreement and the Schedules and Exhibits referred to in this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral, except that Article 1 through 10 of the Clinical Development and Option Agreement will govern with respect to matters occurring prior to the Effective Date. Any amendment or modification to this Agreement will be made in writing signed by both Parties.
13.5 Notices. Any consent or notice required to be given or made under this Agreement by one of the Parties to the other will be in writing and (a) delivered by hand, (b) sent by internationally recognized overnight delivery service or (c) sent by facsimile transmission and confirmed by sender by prepaid, registered or certified mail letter, and will be deemed to have been properly served to the addressee upon receipt of such written communication, in any event to the following addresses:
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If to KKC:	Kyowa Kirin Co., Ltd. 1-9-2, Otemachi Chiyoda-ku, Tokyo 100-0004 Japan Attention: Director of Business Development Department Facsimile No.: +81-3-5205-7129

with a copy to:	Kyowa Kirin Co., Ltd. 1-9-2, Otemachi Chiyoda-ku, Tokyo 100-0004 Japan Attention: Director of Legal Affairs Group, Legal and Intellectual Property Department Facsimile No.: +81-3-5205-7130

If to AEVI:	Aevi Genomic Medicine, LLC 435 Devon Park Drive, Bldg 700, Suite 715 Wayne, PA 19087 Attention: Chief Executive Officer Facsimile No.: +1 (443) 304-8001

with a copy to:	Pepper Hamilton LLP Two Logan Square 18th & Arch Streets Philadelphia, Pennsylvania 19103-2799 Attention: Brian M. Katz Facsimile No.: +1 (215) 981-4750

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given: (a)  if personally delivered, when delivered; (b) if sent by internationally-recognized overnight courier, on the Business Day of the sender during which the sender delivers the notice to the courier; or (c) if sent by facsimile, when all pages of the notice are successfully transmitted (as shown by a report generated by the sender’s facsimile machine) during a Business Day of the sender.
13.6 Force Majeure. The failure of either Party to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of such Party, will not be deemed to be a breach of this Agreement, but will be excused to the extent and for the duration of such cause, and the affected Party will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and will use
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its Commercially Reasonable Efforts to avoid or remove such cause, and will perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.
13.7 Compliance with Export Regulations. Neither Party will export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export laws and regulations.
13.8 Independent Contractors. It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement will be construed as authorization for either KKC or AEVI to act as agent for the other. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose, including tax purposes, or to create any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.
13.9 Further Assurances. Each Party agrees to execute, acknowledge and/or deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
13.10 No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party.
13.11 Performance by Affiliates. Each Party recognizes that the other Party may perform some or all of its obligations under this Agreement through Affiliates to the extent permitted under this Agreement; provided, however, that such other Party will remain responsible for the performance by its Affiliates as if such obligations were performed by such other Party.
13.12 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the use of any gender will be applicable to all genders. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description that precedes such term, and will be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import regardless of whether such words are actually written there (and drawing no implication from the actual inclusion of such phrase in some instances after the word “including” but not others). References to “Article”, “Articles”, “Section”, Sections”, “Exhibit” or “Exhibits” are references to the numbered Article(s), Section(s), or lettered Exhibit(s) of this Agreement, unless expressly stated otherwise. Except where the context otherwise requires, (a) references to a particular law, rule or regulation mean such law, rule or regulation as in effect
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as of the relevant time, including all rules and regulations thereunder and any successor law, rule or regulation in effect as of the relevant time, and including the then-current amendments thereto; (b) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (c) whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified, and if a period of time is specified and dates from a given day or Business Day, or the day or Business Day of an act or event, it is to be calculated exclusive of that day or Business Day; (d) references to a particular person or entity include such person’s or entity’s successors and assigns to the extent not prohibited by this Agreement; (e) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein will be interpreted in a correlative manner; and (f) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits).
13.13 No Implied Waivers; Rights Cumulative. No failure on the part of KKC or AEVI to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.
13.14 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one (1) or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.
13.15 No Third Party Beneficiaries. Except as expressly set forth in Section 12.10.2, no person or entity other than AEVI, KKC and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.
[Remainder of Page Left Blank Intentionally. Schedules Follow.]

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Schedule 1.13
AMINO ACID SEQUENCE OF ANTI-LIGHT MAB
(***)
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Schedule 1.23
Commercialization Costs
Examples of Commercialization Costs
Commercialization Costs will include, but will not be limited to, the following, in each case attributable to, or reasonably allocable to, Commercialization of Licensed Products in the Field in the Territory:
Detailing costs - costs associated with interactive face-to-face visits by a sales representative with a medical professional who has prescribing authority or is able to influence prescribing decisions, within the target audience during which approved uses, safety, effectiveness, contraindications, side effects, warnings or other relevant characteristics of a pharmaceutical product are discussed in an effort to increase prescribing preferences of a pharmaceutical product for its approved uses.
Distribution costs - costs identifiable to the distribution of a Licensed Product to a customer (and not otherwise deducted from Net Sales), including customer and specialty pharmacy services (including costs associated with establishing and running customer call centers), collection of data about sales to hospitals, clinics and other customers, order entry, billing, shipping, logistics, warehousing, product insurance, freight not paid by customers, credit and collection and other like activities the costs of which are includable in “distribution costs” in accordance with the Accounting Standards.
Early Access Program or EAP costs – costs associated with any program to provide patients with products free of charge. Early access programs include treatment INDs / protocols and compassionate use programs, as applicable. For clarity, an EAP with respect to a Licensed Product may continue to be performed following Regulatory Approval of a Licensed Product and costs may continue to be incurred in accordance with the performance of such EAP after Regulatory Approval.
Patient Assistance Programs – costs associated with establishing and administering patient assistance programs.
Health Care Reform fees - costs for fees paid to the U.S. government as defined in the Patient Protection and Affordable Care Act and similar taxes and governmental fees.
Commercial Operations Costs – costs of the commercial operations team supporting Commercialization of the Licensed Products in the Field, including, without limitation:
(a) Marketing Expenses, which includes costs identifiable to the advertising, promotion and marketing of Licensed Products in the Field, and related professional education;
(b) Advertising, which includes costs associated with media costs, direct mails, production expenses, agency fees, and medical congresses and meetings;
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(c) Promotion, which includes costs associated with professional samples, professional literature, promotional material, patient aids, detailing aids, reimbursement of patient assistance programs, public relations and communications expenses, web and social media expenses, patient advocacy support, development of information and data for national accounts, managed care organizations and group purchasing organizations;
(d) Market Research, which includes costs associated with market information, focus groups, and market research professional staff and related out-of-pocket costs such as travel, business meals, and training;
(e) Marketing Management, which includes the costs of product management and sales promotion management compensation and departmental expenses as well as costs associated with developing overall sales and marketing strategies and planning;
(f) Reimbursement/Access Services, which includes costs incurred to manage reimbursement programs, marketing costs (educational material) as well as coupon or co-pay programs;
(g) Health Policy/Advocacy, which includes costs associated with advocacy as well as any specific policy lobbying and trade and government relations related expenses; and
(h) Selling Support, which includes costs associated with logistics and document support and the operation of the sales/medical science liaison team such as meeting planning.
Medical Affairs Expenses - costs with respect to: medical affairs and other activities associated with clinical studies conducted after Regulatory Approval in the Territory (to the extent not otherwise included within Development Costs); medical and scientific information and response to external inquiries or complaints; pharmacovigilance, investigator initiated research if not covered in the Phase V Clinical Trials, costs of establishing and maintaining patient registries, medical education, Health Economics and Outcomes Research (HECOR, HEMAR), speaker programs, advisory boards, educational grants and fellowships, drug safety, government affairs (including costs associated with compliance with the Sunshine Act and other similar government regulation); and field-based medical science liaisons, medical affairs clinical trial management, MD’s in field (separate from medical science liaisons), publications, medical communications and field medical education.
Recall Expenses – costs, to the extent not otherwise covered by KKC’s indemnity obligations, associated with notification, retrieval and return of Licensed Products in the Field in the Territory, destruction of such returned Licensed Products in the Field, and distribution of the replacement Licensed Products in the Field.
Selling Costs - costs directly attributable to selling Licensed Product in the Field, including the FTE Costs for sales representatives/medical science liaisons and first line sales managers, exhibits at shows or conventions including samples, charges for space, sales aids and brochures, sales meetings, consultants, call reporting and other Third Party monitoring/tracking services, automobile allowance, meal expenses, travel/housing for meetings, costs of computer and other
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equipment of sales representatives/medical science liaisons and other incidental expenses incurred by sales representatives/medical science liaisons in respect of selling the Licensed Product in the Field.
Other Commercialization Costs - any other costs attributable or allocable to Commercialization of Licensed Products in the Field in the Profit Share Territory in accordance with Accounting Standards, to the extent not included in one of the other categories or definitions of costs under this Schedule 1.23.

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Schedule 1.43
FTE Rates

1. The following table sets forth the FTE Rates for AEVI FTEs:

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2. The following table sets forth the FTE Rates for KKC FTEs:

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Schedule 1.48
KKC IN-LICENSES

License Agreement between La Jolla Institute for Immunology and Kyowa Hakko Kirin Co., Ltd. (***). This is the LJI Agreement referred to in Section 1.58.
(***) Agreement between Lonza Sales AG and Kyowa Hakko Kirin Co., Ltd. (***).
(***) Agreement between Bristol-Myers Squibb Company and Kyowa Hakko Kirin Co., Ltd. (***).
Letters between Kyowa Hakko Kirin Co., Ltd. and Sanofi (***), and sublicensing of rights to AEVI.

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Schedule 1.52
KKC PATENT RIGHTS

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